UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Robert Griffith, Esq. Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders for the Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Growth Strategy Portfolio is filed herewith.

Annual Shareholder Report

December 31, 2024

Goldman Sachs Absolute Return Tracker Fund

GARTX: Class A

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Absolute Return Tracker Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$102	0.99%

How did the Fund perform and what affected its performance?

Virtually all asset classes were impacted by U.S. monetary policy, inflation expectations, elections, artificial intelligence booms, geopolitics and currency movements. Hedge funds generally posted positive returns, led by equity long/short strategies. Relative value, event-driven and global macro hedge fund strategies also performed well.

Top Contributors to Performance:

  The Fund is designed to follow the performance of the hedge fund industry with lower fees and daily liquidity. During the annual period, the Fund achieved its objective by delivering similar performance both at an aggregate and style level. Contributors and detractors aligned with the performance of private hedge funds with comparable volatility during the annual period. It should be noted that during periods of significant market drawdowns, there can be some additional deviation between public and private market assets.

  On an absolute basis, all four hedge fund sub-strategies contributed positively to performance.

  The equity long/short hedge fund sub-strategy, which represented close to 50% of the Fund’s portfolio, contributed most positively to the Fund’s absolute return, primarily through global stock selection strategies.

  The relative value hedge fund sub-strategy was the second biggest contributor to the Fund’s absolute return. Contributing positively were exposures to global investment grade credit and convertible bonds.

  The Fund’s macro hedge fund sub-strategy contributed to the Fund’s absolute return. Exposure to equity and bond long-only trend-following strategies as well as certain foreign exchange currencies boosted performance.

  The Fund’s event-driven hedge fund sub-strategy contributed positively, albeit more modestly, to the Fund’s absolute return. Contributions came through both investment grade bonds and developed equities.

Top Detractors from Performance:

  Within the equity long/short hedge fund sub-strategy, exposure to emerging markets equity strategies detracted.

  Within the macro hedge fund sub-strategy, cross-asset trend-following strategies were the largest detractor.

  Within the relative value and event-driven hedge fund sub-strategies, there were no notable detractors during the annual period.

Goldman Sachs Absolute Return Tracker Fund

Class A

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$25,814
$14,087
$13,313
$11,914
Class A (including sales charges)
Class A (excluding sales charges)
ICE BofAML 3-Month U.S. Treasury Bill Index
MSCI World Index (Net, Total Return, USD)

	Class A (including sales charges)	Class A (excluding sales charges)	ICE BofAML 3-Month U.S. Treasury Bill Index	MSCI World Index (Net, Total Return, USD)
12/14	$9,450	$10,000	$10,000	$10,000
12/15	$9,218	$9,755	$10,005	$9,913
12/16	$9,630	$10,190	$10,038	$10,657
12/17	$10,297	$10,896	$10,124	$13,045
12/18	$10,009	$10,591	$10,314	$11,909
12/19	$11,046	$11,688	$10,549	$15,204
12/20	$11,410	$12,074	$10,620	$17,621
12/21	$12,105	$12,809	$10,625	$21,466
12/22	$11,304	$11,961	$10,780	$17,572
12/23	$12,485	$13,211	$11,320	$21,752
12/24	$13,313	$14,087	$11,914	$25,814

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class A	6.63%	3.80%	3.48%
Class A including sales charges	0.81%	2.63%	2.90%
ICE BofAML 3-Month U.S. Treasury Bill Index	5.25%	2.46%	1.77%
MSCI World Index (Net, Total Return, USD)	18.67%	11.15%	9.94%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI World Index (Net, Total Return, USD).

Goldman Sachs Absolute Return Tracker Fund

Class A

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$4,477,622,316
# of Portfolio Holdings	1,354
Portfolio Turnover Rate	179%
Total Net Advisory Fees Paid	$24,642,881

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

Header	Gross	Long	Short	Net
Cash	150.1	77.1	73.0	4.2
Commodities	8.5	4.5	4.0	0.5
Convertible Securities	2.7	2.7	-	2.7
Credit	14.9	11.5	3.4	8.2
Developed Markets Currency	11.0	-	11.0	-11.0
Developed Markets Equity Volatility	4.9	0.4	4.4	-4.0
Developed Markets ex US Equity	44.3	24.6	19.7	4.9
Developed markets FI volatility	1.3	1.3	-	1.3
Emerging Markets Currency	2.5	0.6	1.9	-1.3
Emerging Markets Equity	13.0	13.0	-	13.0
Global Real Estate	0.8	0.8	-	0.8
Interest rate	0.8	0.3	0.5	-0.3
Long-Term Fixed Income	7.4	2.3	5.1	-2.8
Medium-Term Fixed Income	1.2	0.6	0.6	-
Preferred	1.7	1.7	-	1.7
Short-Term Fixed Income	6.8	6.5	0.4	6.1
Short-Term Investments	15.3	15.3	-	15.3
US Equity	62.1	46.0	16.2	29.8

* Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted. Forward foreign currency exchange contracts for individual currency crosses are aggregated by settlement date and counterparty in the determination of gross exposure. Fixed income exposures are duration-adjusted to the 10-year reference rate of each respective country.

Goldman Sachs Absolute Return Tracker Fund

Class A

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Absolute Return Tracker Fund

38145N246-AR-1224

Class A

Annual Shareholder Report

December 31, 2024

Goldman Sachs Absolute Return Tracker Fund

GCRTX: Class C

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Absolute Return Tracker Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$179	1.74%

How did the Fund perform and what affected its performance?

Virtually all asset classes were impacted by U.S. monetary policy, inflation expectations, elections, artificial intelligence booms, geopolitics and currency movements. Hedge funds generally posted positive returns, led by equity long/short strategies. Relative value, event-driven and global macro hedge fund strategies also performed well.

Top Contributors to Performance:

  The Fund is designed to follow the performance of the hedge fund industry with lower fees and daily liquidity. During the annual period, the Fund achieved its objective by delivering similar performance both at an aggregate and style level. Contributors and detractors aligned with the performance of private hedge funds with comparable volatility during the annual period. It should be noted that during periods of significant market drawdowns, there can be some additional deviation between public and private market assets.

  On an absolute basis, all four hedge fund sub-strategies contributed positively to performance.

  The equity long/short hedge fund sub-strategy, which represented close to 50% of the Fund’s portfolio, contributed most positively to the Fund’s absolute return, primarily through global stock selection strategies.

  The relative value hedge fund sub-strategy was the second biggest contributor to the Fund’s absolute return. Contributing positively were exposures to global investment grade credit and convertible bonds.

  The Fund’s macro hedge fund sub-strategy contributed to the Fund’s absolute return. Exposure to equity and bond long-only trend-following strategies as well as certain foreign exchange currencies boosted performance.

  The Fund’s event-driven hedge fund sub-strategy contributed positively, albeit more modestly, to the Fund’s absolute return. Contributions came through both investment grade bonds and developed equities.

Top Detractors from Performance:

  Within the equity long/short hedge fund sub-strategy, exposure to emerging markets equity strategies detracted.

  Within the macro hedge fund sub-strategy, cross-asset trend-following strategies were the largest detractor.

  Within the relative value and event-driven hedge fund sub-strategies, there were no notable detractors during the annual period.

Goldman Sachs Absolute Return Tracker Fund

Class C

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$25,814
$13,064
$12,933
$11,914
Class C (including sales charges)
Class C (excluding sales charges)
ICE BofAML 3-Month U.S. Treasury Bill Index
MSCI World Index (Net, Total Return, USD)

	Class C (including sales charges)	Class C (excluding sales charges)	ICE BofAML 3-Month U.S. Treasury Bill Index	MSCI World Index (Net, Total Return, USD)
12/14	$9,900	$10,000	$10,000	$10,000
12/15	$9,583	$9,680	$10,005	$9,913
12/16	$9,931	$10,031	$10,038	$10,657
12/17	$10,537	$10,643	$10,124	$13,045
12/18	$10,158	$10,260	$10,314	$11,909
12/19	$11,142	$11,254	$10,549	$15,204
12/20	$11,414	$11,529	$10,620	$17,621
12/21	$12,020	$12,141	$10,625	$21,466
12/22	$11,151	$11,263	$10,780	$17,572
12/23	$12,204	$12,328	$11,320	$21,752
12/24	$12,933	$13,064	$11,914	$25,814

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class C	5.97%	3.02%	2.71%
Class C including sales charges	4.97%	3.02%	2.71%
ICE BofAML 3-Month U.S. Treasury Bill Index	5.25%	2.46%	1.77%
MSCI World Index (Net, Total Return, USD)	18.67%	11.15%	9.94%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI World Index (Net, Total Return, USD).

Goldman Sachs Absolute Return Tracker Fund

Class C

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$4,477,622,316
# of Portfolio Holdings	1,354
Portfolio Turnover Rate	179%
Total Net Advisory Fees Paid	$24,642,881

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

Header	Gross	Long	Short	Net
Cash	150.1	77.1	73.0	4.2
Commodities	8.5	4.5	4.0	0.5
Convertible Securities	2.7	2.7	-	2.7
Credit	14.9	11.5	3.4	8.2
Developed Markets Currency	11.0	-	11.0	-11.0
Developed Markets Equity Volatility	4.9	0.4	4.4	-4.0
Developed Markets ex US Equity	44.3	24.6	19.7	4.9
Developed markets FI volatility	1.3	1.3	-	1.3
Emerging Markets Currency	2.5	0.6	1.9	-1.3
Emerging Markets Equity	13.0	13.0	-	13.0
Global Real Estate	0.8	0.8	-	0.8
Interest rate	0.8	0.3	0.5	-0.3
Long-Term Fixed Income	7.4	2.3	5.1	-2.8
Medium-Term Fixed Income	1.2	0.6	0.6	-
Preferred	1.7	1.7	-	1.7
Short-Term Fixed Income	6.8	6.5	0.4	6.1
Short-Term Investments	15.3	15.3	-	15.3
US Equity	62.1	46.0	16.2	29.8

* Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted. Forward foreign currency exchange contracts for individual currency crosses are aggregated by settlement date and counterparty in the determination of gross exposure. Fixed income exposures are duration-adjusted to the 10-year reference rate of each respective country.

Goldman Sachs Absolute Return Tracker Fund

Class C

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Absolute Return Tracker Fund

38145N238-AR-1224

Class C

Annual Shareholder Report

December 31, 2024

Goldman Sachs Absolute Return Tracker Fund

GSGPX: Class P

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Absolute Return Tracker Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
P	$64	0.62%

How did the Fund perform and what affected its performance?

Virtually all asset classes were impacted by U.S. monetary policy, inflation expectations, elections, artificial intelligence booms, geopolitics and currency movements. Hedge funds generally posted positive returns, led by equity long/short strategies. Relative value, event-driven and global macro hedge fund strategies also performed well.

Top Contributors to Performance:

  The Fund is designed to follow the performance of the hedge fund industry with lower fees and daily liquidity. During the annual period, the Fund achieved its objective by delivering similar performance both at an aggregate and style level. Contributors and detractors aligned with the performance of private hedge funds with comparable volatility during the annual period. It should be noted that during periods of significant market drawdowns, there can be some additional deviation between public and private market assets.

  On an absolute basis, all four hedge fund sub-strategies contributed positively to performance.

  The equity long/short hedge fund sub-strategy, which represented close to 50% of the Fund’s portfolio, contributed most positively to the Fund’s absolute return, primarily through global stock selection strategies.

  The relative value hedge fund sub-strategy was the second biggest contributor to the Fund’s absolute return. Contributing positively were exposures to global investment grade credit and convertible bonds.

  The Fund’s macro hedge fund sub-strategy contributed to the Fund’s absolute return. Exposure to equity and bond long-only trend-following strategies as well as certain foreign exchange currencies boosted performance.

  The Fund’s event-driven hedge fund sub-strategy contributed positively, albeit more modestly, to the Fund’s absolute return. Contributions came through both investment grade bonds and developed equities.

Top Detractors from Performance:

  Within the equity long/short hedge fund sub-strategy, exposure to emerging markets equity strategies detracted.

  Within the macro hedge fund sub-strategy, cross-asset trend-following strategies were the largest detractor.

  Within the relative value and event-driven hedge fund sub-strategies, there were no notable detractors during the annual period.

Goldman Sachs Absolute Return Tracker Fund

Class P

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$20,000
$10,000
$0
$19,554
$13,196
$11,718
04/18
12/18
12/19
12/20
12/21
12/22
12/23
12/24
Class P
ICE BofAML 3-Month U.S. Treasury Bill Index
MSCI World Index (Net, Total Return, USD)

	Class P	ICE BofAML 3-Month U.S. Treasury Bill Index	MSCI World Index (Net, Total Return, USD)
04/18	$10,000	$10,000	$10,000
12/18	$9,683	$10,144	$9,021
12/19	$10,741	$10,375	$11,517
12/20	$11,130	$10,445	$13,348
12/21	$11,851	$10,450	$16,261
12/22	$11,121	$10,603	$13,311
12/23	$12,314	$11,134	$16,478
12/24	$13,196	$11,718	$19,554

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 4/17/18
Class P	7.17%	4.20%	4.21%
ICE BofAML 3-Month U.S. Treasury Bill Index	5.25%	2.46%	2.39%
MSCI World Index (Net, Total Return, USD)	18.67%	11.15%	10.50%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI World Index (Net, Total Return, USD).

Goldman Sachs Absolute Return Tracker Fund

Class P

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$4,477,622,316
# of Portfolio Holdings	1,354
Portfolio Turnover Rate	179%
Total Net Advisory Fees Paid	$24,642,881

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

Header	Gross	Long	Short	Net
Cash	150.1	77.1	73.0	4.2
Commodities	8.5	4.5	4.0	0.5
Convertible Securities	2.7	2.7	-	2.7
Credit	14.9	11.5	3.4	8.2
Developed Markets Currency	11.0	-	11.0	-11.0
Developed Markets Equity Volatility	4.9	0.4	4.4	-4.0
Developed Markets ex US Equity	44.3	24.6	19.7	4.9
Developed markets FI volatility	1.3	1.3	-	1.3
Emerging Markets Currency	2.5	0.6	1.9	-1.3
Emerging Markets Equity	13.0	13.0	-	13.0
Global Real Estate	0.8	0.8	-	0.8
Interest rate	0.8	0.3	0.5	-0.3
Long-Term Fixed Income	7.4	2.3	5.1	-2.8
Medium-Term Fixed Income	1.2	0.6	0.6	-
Preferred	1.7	1.7	-	1.7
Short-Term Fixed Income	6.8	6.5	0.4	6.1
Short-Term Investments	15.3	15.3	-	15.3
US Equity	62.1	46.0	16.2	29.8

* Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted. Forward foreign currency exchange contracts for individual currency crosses are aggregated by settlement date and counterparty in the determination of gross exposure. Fixed income exposures are duration-adjusted to the 10-year reference rate of each respective country.

Goldman Sachs Absolute Return Tracker Fund

Class P

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Absolute Return Tracker Fund

38150B202-AR-1224

Class P

Annual Shareholder Report

December 31, 2024

Goldman Sachs Absolute Return Tracker Fund

GRRTX: Class R

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Absolute Return Tracker Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R	$128	1.24%

How did the Fund perform and what affected its performance?

Virtually all asset classes were impacted by U.S. monetary policy, inflation expectations, elections, artificial intelligence booms, geopolitics and currency movements. Hedge funds generally posted positive returns, led by equity long/short strategies. Relative value, event-driven and global macro hedge fund strategies also performed well.

Top Contributors to Performance:

  The Fund is designed to follow the performance of the hedge fund industry with lower fees and daily liquidity. During the annual period, the Fund achieved its objective by delivering similar performance both at an aggregate and style level. Contributors and detractors aligned with the performance of private hedge funds with comparable volatility during the annual period. It should be noted that during periods of significant market drawdowns, there can be some additional deviation between public and private market assets.

  On an absolute basis, all four hedge fund sub-strategies contributed positively to performance.

  The equity long/short hedge fund sub-strategy, which represented close to 50% of the Fund’s portfolio, contributed most positively to the Fund’s absolute return, primarily through global stock selection strategies.

  The relative value hedge fund sub-strategy was the second biggest contributor to the Fund’s absolute return. Contributing positively were exposures to global investment grade credit and convertible bonds.

  The Fund’s macro hedge fund sub-strategy contributed to the Fund’s absolute return. Exposure to equity and bond long-only trend-following strategies as well as certain foreign exchange currencies boosted performance.

  The Fund’s event-driven hedge fund sub-strategy contributed positively, albeit more modestly, to the Fund’s absolute return. Contributions came through both investment grade bonds and developed equities.

Top Detractors from Performance:

  Within the equity long/short hedge fund sub-strategy, exposure to emerging markets equity strategies detracted.

  Within the macro hedge fund sub-strategy, cross-asset trend-following strategies were the largest detractor.

  Within the relative value and event-driven hedge fund sub-strategies, there were no notable detractors during the annual period.

Goldman Sachs Absolute Return Tracker Fund

Class R

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$25,814
$13,729
$11,914
Class R
ICE BofAML 3-Month U.S. Treasury Bill Index
MSCI World Index (Net, Total Return, USD)

	Class R	ICE BofAML 3-Month U.S. Treasury Bill Index	MSCI World Index (Net, Total Return, USD)
12/14	$10,000	$10,000	$10,000
12/15	$9,729	$10,005	$9,913
12/16	$10,138	$10,038	$10,657
12/17	$10,821	$10,124	$13,045
12/18	$10,482	$10,314	$11,909
12/19	$11,537	$10,549	$15,204
12/20	$11,891	$10,620	$17,621
12/21	$12,572	$10,625	$21,466
12/22	$11,719	$10,780	$17,572
12/23	$12,903	$11,320	$21,752
12/24	$13,729	$11,914	$25,814

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class R	6.40%	3.54%	3.22%
ICE BofAML 3-Month U.S. Treasury Bill Index	5.25%	2.46%	1.77%
MSCI World Index (Net, Total Return, USD)	18.67%	11.15%	9.94%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI World Index (Net, Total Return, USD).

Goldman Sachs Absolute Return Tracker Fund

Class R

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$4,477,622,316
# of Portfolio Holdings	1,354
Portfolio Turnover Rate	179%
Total Net Advisory Fees Paid	$24,642,881

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

Header	Gross	Long	Short	Net
Cash	150.1	77.1	73.0	4.2
Commodities	8.5	4.5	4.0	0.5
Convertible Securities	2.7	2.7	-	2.7
Credit	14.9	11.5	3.4	8.2
Developed Markets Currency	11.0	-	11.0	-11.0
Developed Markets Equity Volatility	4.9	0.4	4.4	-4.0
Developed Markets ex US Equity	44.3	24.6	19.7	4.9
Developed markets FI volatility	1.3	1.3	-	1.3
Emerging Markets Currency	2.5	0.6	1.9	-1.3
Emerging Markets Equity	13.0	13.0	-	13.0
Global Real Estate	0.8	0.8	-	0.8
Interest rate	0.8	0.3	0.5	-0.3
Long-Term Fixed Income	7.4	2.3	5.1	-2.8
Medium-Term Fixed Income	1.2	0.6	0.6	-
Preferred	1.7	1.7	-	1.7
Short-Term Fixed Income	6.8	6.5	0.4	6.1
Short-Term Investments	15.3	15.3	-	15.3
US Equity	62.1	46.0	16.2	29.8

* Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted. Forward foreign currency exchange contracts for individual currency crosses are aggregated by settlement date and counterparty in the determination of gross exposure. Fixed income exposures are duration-adjusted to the 10-year reference rate of each respective country.

Goldman Sachs Absolute Return Tracker Fund

Class R

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Absolute Return Tracker Fund

38145N121-AR-1224

Class R

Annual Shareholder Report

December 31, 2024

Goldman Sachs Absolute Return Tracker Fund

GARUX: Class R6

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Absolute Return Tracker Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$64	0.62%

How did the Fund perform and what affected its performance?

Virtually all asset classes were impacted by U.S. monetary policy, inflation expectations, elections, artificial intelligence booms, geopolitics and currency movements. Hedge funds generally posted positive returns, led by equity long/short strategies. Relative value, event-driven and global macro hedge fund strategies also performed well.

Top Contributors to Performance:

  The Fund is designed to follow the performance of the hedge fund industry with lower fees and daily liquidity. During the annual period, the Fund achieved its objective by delivering similar performance both at an aggregate and style level. Contributors and detractors aligned with the performance of private hedge funds with comparable volatility during the annual period. It should be noted that during periods of significant market drawdowns, there can be some additional deviation between public and private market assets.

  On an absolute basis, all four hedge fund sub-strategies contributed positively to performance.

  The equity long/short hedge fund sub-strategy, which represented close to 50% of the Fund’s portfolio, contributed most positively to the Fund’s absolute return, primarily through global stock selection strategies.

  The relative value hedge fund sub-strategy was the second biggest contributor to the Fund’s absolute return. Contributing positively were exposures to global investment grade credit and convertible bonds.

  The Fund’s macro hedge fund sub-strategy contributed to the Fund’s absolute return. Exposure to equity and bond long-only trend-following strategies as well as certain foreign exchange currencies boosted performance.

  The Fund’s event-driven hedge fund sub-strategy contributed positively, albeit more modestly, to the Fund’s absolute return. Contributions came through both investment grade bonds and developed equities.

Top Detractors from Performance:

  Within the equity long/short hedge fund sub-strategy, exposure to emerging markets equity strategies detracted.

  Within the macro hedge fund sub-strategy, cross-asset trend-following strategies were the largest detractor.

  Within the relative value and event-driven hedge fund sub-strategies, there were no notable detractors during the annual period.

Goldman Sachs Absolute Return Tracker Fund

Class R6

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
07/15
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,707
$14,493
$11,914
Class R6
ICE BofAML 3-Month U.S. Treasury Bill Index
MSCI World Index (Net, Total Return, USD)

	Class R6	ICE BofAML 3-Month U.S. Treasury Bill Index	MSCI World Index (Net, Total Return, USD)
07/15	$10,000	$10,000	$10,000
12/15	$9,702	$10,005	$9,488
12/16	$10,174	$10,038	$10,201
12/17	$10,922	$10,124	$12,485
12/18	$10,654	$10,314	$11,398
12/19	$11,806	$10,549	$14,552
12/20	$12,246	$10,620	$16,866
12/21	$13,027	$10,625	$20,546
12/22	$12,223	$10,780	$16,819
12/23	$13,536	$11,320	$20,820
12/24	$14,493	$11,914	$24,707

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 7/31/15
Class R6	7.07%	4.18%	4.01%
ICE BofAML 3-Month U.S. Treasury Bill Index	5.25%	2.46%	1.87%
MSCI World Index (Net, Total Return, USD)	18.67%	11.15%	10.07%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI World Index (Net, Total Return, USD).

Goldman Sachs Absolute Return Tracker Fund

Class R6

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$4,477,622,316
# of Portfolio Holdings	1,354
Portfolio Turnover Rate	179%
Total Net Advisory Fees Paid	$24,642,881

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

Header	Gross	Long	Short	Net
Cash	150.1	77.1	73.0	4.2
Commodities	8.5	4.5	4.0	0.5
Convertible Securities	2.7	2.7	-	2.7
Credit	14.9	11.5	3.4	8.2
Developed Markets Currency	11.0	-	11.0	-11.0
Developed Markets Equity Volatility	4.9	0.4	4.4	-4.0
Developed Markets ex US Equity	44.3	24.6	19.7	4.9
Developed markets FI volatility	1.3	1.3	-	1.3
Emerging Markets Currency	2.5	0.6	1.9	-1.3
Emerging Markets Equity	13.0	13.0	-	13.0
Global Real Estate	0.8	0.8	-	0.8
Interest rate	0.8	0.3	0.5	-0.3
Long-Term Fixed Income	7.4	2.3	5.1	-2.8
Medium-Term Fixed Income	1.2	0.6	0.6	-
Preferred	1.7	1.7	-	1.7
Short-Term Fixed Income	6.8	6.5	0.4	6.1
Short-Term Investments	15.3	15.3	-	15.3
US Equity	62.1	46.0	16.2	29.8

* Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted. Forward foreign currency exchange contracts for individual currency crosses are aggregated by settlement date and counterparty in the determination of gross exposure. Fixed income exposures are duration-adjusted to the 10-year reference rate of each respective country.

Goldman Sachs Absolute Return Tracker Fund

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Absolute Return Tracker Fund

38147X325-AR-1224

Class R6

Annual Shareholder Report

December 31, 2024

Goldman Sachs Absolute Return Tracker Fund

GJRTX: Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Absolute Return Tracker Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$65	0.63%

How did the Fund perform and what affected its performance?

Virtually all asset classes were impacted by U.S. monetary policy, inflation expectations, elections, artificial intelligence booms, geopolitics and currency movements. Hedge funds generally posted positive returns, led by equity long/short strategies. Relative value, event-driven and global macro hedge fund strategies also performed well.

Top Contributors to Performance:

  The Fund is designed to follow the performance of the hedge fund industry with lower fees and daily liquidity. During the annual period, the Fund achieved its objective by delivering similar performance both at an aggregate and style level. Contributors and detractors aligned with the performance of private hedge funds with comparable volatility during the annual period. It should be noted that during periods of significant market drawdowns, there can be some additional deviation between public and private market assets.

  On an absolute basis, all four hedge fund sub-strategies contributed positively to performance.

  The equity long/short hedge fund sub-strategy, which represented close to 50% of the Fund’s portfolio, contributed most positively to the Fund’s absolute return, primarily through global stock selection strategies.

  The relative value hedge fund sub-strategy was the second biggest contributor to the Fund’s absolute return. Contributing positively were exposures to global investment grade credit and convertible bonds.

  The Fund’s macro hedge fund sub-strategy contributed to the Fund’s absolute return. Exposure to equity and bond long-only trend-following strategies as well as certain foreign exchange currencies boosted performance.

  The Fund’s event-driven hedge fund sub-strategy contributed positively, albeit more modestly, to the Fund’s absolute return. Contributions came through both investment grade bonds and developed equities.

Top Detractors from Performance:

  Within the equity long/short hedge fund sub-strategy, exposure to emerging markets equity strategies detracted.

  Within the macro hedge fund sub-strategy, cross-asset trend-following strategies were the largest detractor.

  Within the relative value and event-driven hedge fund sub-strategies, there were no notable detractors during the annual period.

Goldman Sachs Absolute Return Tracker Fund

Institutional Class

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$2,600,000
$1,950,000
$1,300,000
$650,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$2,581,355
$1,462,387
$1,191,430
Institutional Shares
ICE BofAML 3-Month U.S. Treasury Bill Index
MSCI World Index (Net, Total Return, USD)

	Institutional Shares	ICE BofAML 3-Month U.S. Treasury Bill Index	MSCI World Index (Net, Total Return, USD)
12/14	$1,000,000	$1,000,000	$1,000,000
12/15	$978,200	$1,000,500	$991,300
12/16	$1,025,545	$1,003,802	$1,065,747
12/17	$1,102,051	$1,012,434	$1,304,474
12/18	$1,074,830	$1,031,367	$1,190,854
12/19	$1,192,094	$1,054,882	$1,520,364
12/20	$1,235,128	$1,061,950	$1,762,101
12/21	$1,315,165	$1,062,481	$2,146,592
12/22	$1,232,704	$1,077,993	$1,757,200
12/23	$1,366,206	$1,132,000	$2,175,238
12/24	$1,462,387	$1,191,430	$2,581,355

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Institutional Shares	7.04%	4.17%	3.87%
ICE BofAML 3-Month U.S. Treasury Bill Index	5.25%	2.46%	1.77%
MSCI World Index (Net, Total Return, USD)	18.67%	11.15%	9.94%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI World Index (Net, Total Return, USD).

Goldman Sachs Absolute Return Tracker Fund

Institutional Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$4,477,622,316
# of Portfolio Holdings	1,354
Portfolio Turnover Rate	179%
Total Net Advisory Fees Paid	$24,642,881

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

Header	Gross	Long	Short	Net
Cash	150.1	77.1	73.0	4.2
Commodities	8.5	4.5	4.0	0.5
Convertible Securities	2.7	2.7	-	2.7
Credit	14.9	11.5	3.4	8.2
Developed Markets Currency	11.0	-	11.0	-11.0
Developed Markets Equity Volatility	4.9	0.4	4.4	-4.0
Developed Markets ex US Equity	44.3	24.6	19.7	4.9
Developed markets FI volatility	1.3	1.3	-	1.3
Emerging Markets Currency	2.5	0.6	1.9	-1.3
Emerging Markets Equity	13.0	13.0	-	13.0
Global Real Estate	0.8	0.8	-	0.8
Interest rate	0.8	0.3	0.5	-0.3
Long-Term Fixed Income	7.4	2.3	5.1	-2.8
Medium-Term Fixed Income	1.2	0.6	0.6	-
Preferred	1.7	1.7	-	1.7
Short-Term Fixed Income	6.8	6.5	0.4	6.1
Short-Term Investments	15.3	15.3	-	15.3
US Equity	62.1	46.0	16.2	29.8

* Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted. Forward foreign currency exchange contracts for individual currency crosses are aggregated by settlement date and counterparty in the determination of gross exposure. Fixed income exposures are duration-adjusted to the 10-year reference rate of each respective country.

Goldman Sachs Absolute Return Tracker Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Absolute Return Tracker Fund

38145N220-AR-1224

Institutional Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs Absolute Return Tracker Fund

GSRTX: Investor Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Absolute Return Tracker Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$77	0.74%

How did the Fund perform and what affected its performance?

Virtually all asset classes were impacted by U.S. monetary policy, inflation expectations, elections, artificial intelligence booms, geopolitics and currency movements. Hedge funds generally posted positive returns, led by equity long/short strategies. Relative value, event-driven and global macro hedge fund strategies also performed well.

Top Contributors to Performance:

  The Fund is designed to follow the performance of the hedge fund industry with lower fees and daily liquidity. During the annual period, the Fund achieved its objective by delivering similar performance both at an aggregate and style level. Contributors and detractors aligned with the performance of private hedge funds with comparable volatility during the annual period. It should be noted that during periods of significant market drawdowns, there can be some additional deviation between public and private market assets.

  On an absolute basis, all four hedge fund sub-strategies contributed positively to performance.

  The equity long/short hedge fund sub-strategy, which represented close to 50% of the Fund’s portfolio, contributed most positively to the Fund’s absolute return, primarily through global stock selection strategies.

  The relative value hedge fund sub-strategy was the second biggest contributor to the Fund’s absolute return. Contributing positively were exposures to global investment grade credit and convertible bonds.

  The Fund’s macro hedge fund sub-strategy contributed to the Fund’s absolute return. Exposure to equity and bond long-only trend-following strategies as well as certain foreign exchange currencies boosted performance.

  The Fund’s event-driven hedge fund sub-strategy contributed positively, albeit more modestly, to the Fund’s absolute return. Contributions came through both investment grade bonds and developed equities.

Top Detractors from Performance:

  Within the equity long/short hedge fund sub-strategy, exposure to emerging markets equity strategies detracted.

  Within the macro hedge fund sub-strategy, cross-asset trend-following strategies were the largest detractor.

  Within the relative value and event-driven hedge fund sub-strategies, there were no notable detractors during the annual period.

Goldman Sachs Absolute Return Tracker Fund

Investor Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$25,814
$14,453
$11,914
Investor Shares
ICE BofAML 3-Month U.S. Treasury Bill Index
MSCI World Index (Net, Total Return, USD)

	Investor Shares	ICE BofAML 3-Month U.S. Treasury Bill Index	MSCI World Index (Net, Total Return, USD)
12/14	$10,000	$10,000	$10,000
12/15	$9,777	$10,005	$9,913
12/16	$10,243	$10,038	$10,657
12/17	$10,986	$10,124	$13,045
12/18	$10,703	$10,314	$11,909
12/19	$11,843	$10,549	$15,204
12/20	$12,264	$10,620	$17,621
12/21	$13,043	$10,625	$21,466
12/22	$12,212	$10,780	$17,572
12/23	$13,516	$11,320	$21,752
12/24	$14,453	$11,914	$25,814

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Investor Shares	6.93%	4.06%	3.75%
ICE BofAML 3-Month U.S. Treasury Bill Index	5.25%	2.46%	1.77%
MSCI World Index (Net, Total Return, USD)	18.67%	11.15%	9.94%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI World Index (Net, Total Return, USD).

Goldman Sachs Absolute Return Tracker Fund

Investor Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$4,477,622,316
# of Portfolio Holdings	1,354
Portfolio Turnover Rate	179%
Total Net Advisory Fees Paid	$24,642,881

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Asset Class Exposure (%)*

Header	Gross	Long	Short	Net
Cash	150.1	77.1	73.0	4.2
Commodities	8.5	4.5	4.0	0.5
Convertible Securities	2.7	2.7	-	2.7
Credit	14.9	11.5	3.4	8.2
Developed Markets Currency	11.0	-	11.0	-11.0
Developed Markets Equity Volatility	4.9	0.4	4.4	-4.0
Developed Markets ex US Equity	44.3	24.6	19.7	4.9
Developed markets FI volatility	1.3	1.3	-	1.3
Emerging Markets Currency	2.5	0.6	1.9	-1.3
Emerging Markets Equity	13.0	13.0	-	13.0
Global Real Estate	0.8	0.8	-	0.8
Interest rate	0.8	0.3	0.5	-0.3
Long-Term Fixed Income	7.4	2.3	5.1	-2.8
Medium-Term Fixed Income	1.2	0.6	0.6	-
Preferred	1.7	1.7	-	1.7
Short-Term Fixed Income	6.8	6.5	0.4	6.1
Short-Term Investments	15.3	15.3	-	15.3
US Equity	62.1	46.0	16.2	29.8

* Asset class exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given asset class), divided by the Fund's net assets exposure within each asset class. "Net Exposure" represents the net exposure within the Fund to a given asset class, calculated as the difference between long and short exposures. The exposure of option contracts is delta-adjusted. Forward foreign currency exchange contracts for individual currency crosses are aggregated by settlement date and counterparty in the determination of gross exposure. Fixed income exposures are duration-adjusted to the 10-year reference rate of each respective country.

Goldman Sachs Absolute Return Tracker Fund

Investor Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES, REPRESENTATIONS, EXPRESS AND/OR IMPLIED INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND GOLDMAN SACHS, OR ANY OF ITS PRODUCTS OR SERVICES.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Absolute Return Tracker Fund

38145N113-AR-1224

Investor Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs Commodity Strategy Fund

GSCAX: Class A

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Commodity Strategy Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$97	0.94%

How did the Fund perform and what affected its performance?

Delayed Federal Reserve monetary policy easing, persistent manufacturing contraction, U.S. dollar strength, China’s broad economic challenges, rising consumption from India and other emerging markets, geopolitical developments and extreme weather conditions were among the factors influencing commodity markets in 2024.

Top Contributors to Performance:

  The Fund outperformed the Bloomberg Commodity Index (Index) overall and more specifically in energy, industrial metals and precious metals.

  In energy, the Fund’s slight underweight and deferred positioning in natural gas contributed positively to its relative results. Overweights to petroleum commodities also added value. Within the energy subsector of the Index, the petroleum complex rose 9.4%, but the overall subsector was weighed down by natural gas, which declined 26.2% on a total return basis.

  In industrial metals, overweights to copper, aluminum and zinc and an underweight to lead boosted relative performance. The industrials subsector of the Index rose 3.5%, with zinc, copper and aluminum prices gaining, while lead and nickel prices declined.

  In precious metals, the inclusion of platinum in the Fund’s portfolio and an overweight to silver contributed positively. Precious metals was the top performing subsector of the Index.

  In agriculture, inclusion of cocoa and frozen concentrated orange juice was beneficial. Underweights to the soybean complex and corn also helped. The agriculture subsector of the Index was weakest, but cocoa, not an Index component, emerged as the top performing commodity of 2024.

  The Fund’s roll-timing strategies, implemented via exposure to commodity index-linked swaps and commodity futures, had a mixed effect on the Fund’s returns for the annual period overall. The investment team implements a roll-timing strategy by deviating from the Index roll convention, which occurs during the fifth through ninth business days of each month. During the annual period, rolls within the Fund primarily took place in advance of the benchmark (i.e., during the first four business days of each month). Additionally, certain commodities, such as those in the energy sector, were rolled on a more frequent basis than the Bloomberg Commodity Index. Further, while the majority of the Fund’s exposure is rolled on a controlled schedule, our team continually monitors fundamental and technical developments across all commodity markets and incorporates those views in the Fund’s portfolio by electing to roll positions opportunistically.

Top Detractors from Performance:

  The Fund underperformed the Index in agriculture and livestock.

  Within energy, curve positioning across the petroleum complex detracted.

  Curve positioning detracted from performance across the industrial metals subsector, with the exception of copper.

  In precious metals, an underweight to gold dampened results.

  In agriculture, overweights to cotton and Kansas City wheat hurt relative results. The inclusion of the relative spread between Arabica and Robusta coffee grades also detracted.

  In livestock, an underweight to and deferred positioning in lean hogs and live cattle detracted.

Goldman Sachs Commodity Strategy Fund

Class A

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$40,000
$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$34,257
$11,355
$8,684
$8,293
Class A (including sales charges)
Class A (excluding sales charges)
BCOM (Gross, USD, Unhedged)
S&P 500® Index

	Class A (including sales charges)	Class A (excluding sales charges)	BCOM (Gross, USD, Unhedged)	S&P 500® Index
12/14	$9,550	$10,000	$10,000	$10,000
12/15	$6,453	$6,757	$7,534	$10,138
12/16	$7,223	$7,564	$8,421	$11,351
12/17	$7,508	$7,862	$8,564	$13,828
12/18	$6,369	$6,669	$7,600	$13,223
12/19	$7,408	$7,757	$8,185	$17,386
12/20	$5,688	$5,957	$7,930	$20,586
12/21	$7,567	$7,924	$10,079	$26,496
12/22	$8,730	$9,141	$11,701	$21,697
12/23	$7,861	$8,232	$10,775	$27,402
12/24	$8,293	$8,684	$11,355	$34,257

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class A	5.50%	2.28%	-1.40%
Class A including sales charges	0.75%	1.34%	-1.84%
BCOM (Gross, USD, Unhedged)	5.38%	6.76%	1.28%
S&P 500® Index	25.02%	14.51%	13.09%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the S&P 500® Index.

Goldman Sachs Commodity Strategy Fund

Class A

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$333,095,274
# of Portfolio Holdings	53
Portfolio Turnover Rate	0%
Total Net Advisory Fees Paid	$2,028,919

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Sector Exposure (%)*

Header	Gross	Long	Short	Net
Energy	39.2	35.4	-3.8	31.6
Agriculture	27.4	27.0	-0.3	26.7
Precious Metals	21.6	21.6	-	21.6
Industrial Metals	15.6	15.6	-	15.6
Livestock	5.4	5.1	-0.4	4.7
Cash and Short-term Investments	100.3	100.3	-	100.3

* Sector exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given sector), divided by the Fund's net assets exposure within each sector. "Net Exposure" represents the net exposure within the Fund to a given sector, calculated as the difference between long and short exposures. Short-term Investments include money market funds and U.S. Treasury Bills and generally represent the collateral for Fund's derivative positions.

Goldman Sachs Commodity Strategy Fund

Class A

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Bloomberg" and the "Bloomberg Commodity Index" are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the indices (collectively, "Bloomberg") and have been licensed for use for certain purposes by Goldman Sachs. Bloomberg is not affiliated with Goldman Sachs, and Bloomberg does not approve, endorse, review or recommend Goldman Sachs' product. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Bloomberg Commodity Index.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Commodity Strategy Fund

38143H373-AR-1224

Class A

Annual Shareholder Report

December 31, 2024

Goldman Sachs Commodity Strategy Fund

GSCCX: Class C

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Commodity Strategy Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$173	1.69%

How did the Fund perform and what affected its performance?

Delayed Federal Reserve monetary policy easing, persistent manufacturing contraction, U.S. dollar strength, China’s broad economic challenges, rising consumption from India and other emerging markets, geopolitical developments and extreme weather conditions were among the factors influencing commodity markets in 2024.

Top Contributors to Performance:

  The Fund outperformed the Bloomberg Commodity Index (Index) overall and more specifically in energy, industrial metals and precious metals.

  In energy, the Fund’s slight underweight and deferred positioning in natural gas contributed positively to its relative results. Overweights to petroleum commodities also added value. Within the energy subsector of the Index, the petroleum complex rose 9.4%, but the overall subsector was weighed down by natural gas, which declined 26.2% on a total return basis.

  In industrial metals, overweights to copper, aluminum and zinc and an underweight to lead boosted relative performance. The industrials subsector of the Index rose 3.5%, with zinc, copper and aluminum prices gaining, while lead and nickel prices declined.

  In precious metals, the inclusion of platinum in the Fund’s portfolio and an overweight to silver contributed positively. Precious metals was the top performing subsector of the Index.

  In agriculture, inclusion of cocoa and frozen concentrated orange juice was beneficial. Underweights to the soybean complex and corn also helped. The agriculture subsector of the Index was weakest, but cocoa, not an Index component, emerged as the top performing commodity of 2024.

  The Fund’s roll-timing strategies, implemented via exposure to commodity index-linked swaps and commodity futures, had a mixed effect on the Fund’s returns for the annual period overall. The investment team implements a roll-timing strategy by deviating from the Index roll convention, which occurs during the fifth through ninth business days of each month. During the annual period, rolls within the Fund primarily took place in advance of the benchmark (i.e., during the first four business days of each month). Additionally, certain commodities, such as those in the energy sector, were rolled on a more frequent basis than the Bloomberg Commodity Index. Further, while the majority of the Fund’s exposure is rolled on a controlled schedule, our team continually monitors fundamental and technical developments across all commodity markets and incorporates those views in the Fund’s portfolio by electing to roll positions opportunistically.

Top Detractors from Performance:

  The Fund underperformed the Index in agriculture and livestock.

  Within energy, curve positioning across the petroleum complex detracted.

  Curve positioning detracted from performance across the industrial metals subsector, with the exception of copper.

  In precious metals, an underweight to gold dampened results.

  In agriculture, overweights to cotton and Kansas City wheat hurt relative results. The inclusion of the relative spread between Arabica and Robusta coffee grades also detracted.

  In livestock, an underweight to and deferred positioning in lean hogs and live cattle detracted.

Goldman Sachs Commodity Strategy Fund

Class C

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$40,000
$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$34,257
$11,355
$8,053
$7,972
Class C (including sales charges)
Class C (excluding sales charges)
BCOM (Gross, USD, Unhedged)
S&P 500® Index

	Class C (including sales charges)	Class C (excluding sales charges)	BCOM (Gross, USD, Unhedged)	S&P 500® Index
12/14	$9,900	$10,000	$10,000	$10,000
12/15	$6,638	$6,705	$7,534	$10,138
12/16	$7,372	$7,447	$8,421	$11,351
12/17	$7,605	$7,682	$8,564	$13,828
12/18	$6,400	$6,465	$7,600	$13,223
12/19	$7,395	$7,470	$8,185	$17,386
12/20	$5,633	$5,690	$7,930	$20,586
12/21	$7,438	$7,513	$10,079	$26,496
12/22	$8,517	$8,603	$11,701	$21,697
12/23	$7,616	$7,693	$10,775	$27,402
12/24	$7,972	$8,053	$11,355	$34,257

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class C	4.68%	1.51%	-2.14%
Class C including sales charges	3.64%	1.51%	-2.14%
BCOM (Gross, USD, Unhedged)	5.38%	6.76%	1.28%
S&P 500® Index	25.02%	14.51%	13.09%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the S&P 500® Index.

Goldman Sachs Commodity Strategy Fund

Class C

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$333,095,274
# of Portfolio Holdings	53
Portfolio Turnover Rate	0%
Total Net Advisory Fees Paid	$2,028,919

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Sector Exposure (%)*

Header	Gross	Long	Short	Net
Energy	39.2	35.4	-3.8	31.6
Agriculture	27.4	27.0	-0.3	26.7
Precious Metals	21.6	21.6	-	21.6
Industrial Metals	15.6	15.6	-	15.6
Livestock	5.4	5.1	-0.4	4.7
Cash and Short-term Investments	100.3	100.3	-	100.3

* Sector exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given sector), divided by the Fund's net assets exposure within each sector. "Net Exposure" represents the net exposure within the Fund to a given sector, calculated as the difference between long and short exposures. Short-term Investments include money market funds and U.S. Treasury Bills and generally represent the collateral for Fund's derivative positions.

Goldman Sachs Commodity Strategy Fund

Class C

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Bloomberg" and the "Bloomberg Commodity Index" are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the indices (collectively, "Bloomberg") and have been licensed for use for certain purposes by Goldman Sachs. Bloomberg is not affiliated with Goldman Sachs, and Bloomberg does not approve, endorse, review or recommend Goldman Sachs' product. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Bloomberg Commodity Index.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Commodity Strategy Fund

38143H365-AR-1224

Class C

Annual Shareholder Report

December 31, 2024

Goldman Sachs Commodity Strategy Fund

GGRPX: Class P

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Commodity Strategy Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
P	$62	0.60%

How did the Fund perform and what affected its performance?

Delayed Federal Reserve monetary policy easing, persistent manufacturing contraction, U.S. dollar strength, China’s broad economic challenges, rising consumption from India and other emerging markets, geopolitical developments and extreme weather conditions were among the factors influencing commodity markets in 2024.

Top Contributors to Performance:

  The Fund outperformed the Bloomberg Commodity Index (Index) overall and more specifically in energy, industrial metals and precious metals.

  In energy, the Fund’s slight underweight and deferred positioning in natural gas contributed positively to its relative results. Overweights to petroleum commodities also added value. Within the energy subsector of the Index, the petroleum complex rose 9.4%, but the overall subsector was weighed down by natural gas, which declined 26.2% on a total return basis.

  In industrial metals, overweights to copper, aluminum and zinc and an underweight to lead boosted relative performance. The industrials subsector of the Index rose 3.5%, with zinc, copper and aluminum prices gaining, while lead and nickel prices declined.

  In precious metals, the inclusion of platinum in the Fund’s portfolio and an overweight to silver contributed positively. Precious metals was the top performing subsector of the Index.

  In agriculture, inclusion of cocoa and frozen concentrated orange juice was beneficial. Underweights to the soybean complex and corn also helped. The agriculture subsector of the Index was weakest, but cocoa, not an Index component, emerged as the top performing commodity of 2024.

  The Fund’s roll-timing strategies, implemented via exposure to commodity index-linked swaps and commodity futures, had a mixed effect on the Fund’s returns for the annual period overall. The investment team implements a roll-timing strategy by deviating from the Index roll convention, which occurs during the fifth through ninth business days of each month. During the annual period, rolls within the Fund primarily took place in advance of the benchmark (i.e., during the first four business days of each month). Additionally, certain commodities, such as those in the energy sector, were rolled on a more frequent basis than the Bloomberg Commodity Index. Further, while the majority of the Fund’s exposure is rolled on a controlled schedule, our team continually monitors fundamental and technical developments across all commodity markets and incorporates those views in the Fund’s portfolio by electing to roll positions opportunistically.

Top Detractors from Performance:

  The Fund underperformed the Index in agriculture and livestock.

  Within energy, curve positioning across the petroleum complex detracted.

  Curve positioning detracted from performance across the industrial metals subsector, with the exception of copper.

  In precious metals, an underweight to gold dampened results.

  In agriculture, overweights to cotton and Kansas City wheat hurt relative results. The inclusion of the relative spread between Arabica and Robusta coffee grades also detracted.

  In livestock, an underweight to and deferred positioning in lean hogs and live cattle detracted.

Goldman Sachs Commodity Strategy Fund

Class P

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
04/18
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,338
$13,071
$10,865
Class P
BCOM (Gross, USD, Unhedged)
S&P 500® Index

	Class P	BCOM (Gross, USD, Unhedged)	S&P 500® Index
04/18	$10,000	$10,000	$10,000
12/18	$8,169	$8,749	$9,394
12/19	$9,536	$9,422	$12,352
12/20	$7,352	$9,128	$14,625
12/21	$9,812	$11,602	$18,824
12/22	$11,366	$13,469	$15,415
12/23	$10,261	$12,404	$19,467
12/24	$10,865	$13,071	$24,338

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 4/17/18
Class P	5.88%	2.64%	1.24%
BCOM (Gross, USD, Unhedged)	5.38%	6.76%	4.07%
S&P 500® Index	25.02%	14.51%	14.16%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the S&P 500® Index.

Goldman Sachs Commodity Strategy Fund

Class P

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$333,095,274
# of Portfolio Holdings	53
Portfolio Turnover Rate	0%
Total Net Advisory Fees Paid	$2,028,919

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Sector Exposure (%)*

Header	Gross	Long	Short	Net
Energy	39.2	35.4	-3.8	31.6
Agriculture	27.4	27.0	-0.3	26.7
Precious Metals	21.6	21.6	-	21.6
Industrial Metals	15.6	15.6	-	15.6
Livestock	5.4	5.1	-0.4	4.7
Cash and Short-term Investments	100.3	100.3	-	100.3

* Sector exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given sector), divided by the Fund's net assets exposure within each sector. "Net Exposure" represents the net exposure within the Fund to a given sector, calculated as the difference between long and short exposures. Short-term Investments include money market funds and U.S. Treasury Bills and generally represent the collateral for Fund's derivative positions.

Goldman Sachs Commodity Strategy Fund

Class P

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Bloomberg" and the "Bloomberg Commodity Index" are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the indices (collectively, "Bloomberg") and have been licensed for use for certain purposes by Goldman Sachs. Bloomberg is not affiliated with Goldman Sachs, and Bloomberg does not approve, endorse, review or recommend Goldman Sachs' product. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Bloomberg Commodity Index.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Commodity Strategy Fund

38150B707-AR-1224

Class P

Annual Shareholder Report

December 31, 2024

Goldman Sachs Commodity Strategy Fund

GCCRX: Class R

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Commodity Strategy Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R	$122	1.19%

How did the Fund perform and what affected its performance?

Delayed Federal Reserve monetary policy easing, persistent manufacturing contraction, U.S. dollar strength, China’s broad economic challenges, rising consumption from India and other emerging markets, geopolitical developments and extreme weather conditions were among the factors influencing commodity markets in 2024.

Top Contributors to Performance:

  The Fund outperformed the Bloomberg Commodity Index (Index) overall and more specifically in energy, industrial metals and precious metals.

  In energy, the Fund’s slight underweight and deferred positioning in natural gas contributed positively to its relative results. Overweights to petroleum commodities also added value. Within the energy subsector of the Index, the petroleum complex rose 9.4%, but the overall subsector was weighed down by natural gas, which declined 26.2% on a total return basis.

  In industrial metals, overweights to copper, aluminum and zinc and an underweight to lead boosted relative performance. The industrials subsector of the Index rose 3.5%, with zinc, copper and aluminum prices gaining, while lead and nickel prices declined.

  In precious metals, the inclusion of platinum in the Fund’s portfolio and an overweight to silver contributed positively. Precious metals was the top performing subsector of the Index.

  In agriculture, inclusion of cocoa and frozen concentrated orange juice was beneficial. Underweights to the soybean complex and corn also helped. The agriculture subsector of the Index was weakest, but cocoa, not an Index component, emerged as the top performing commodity of 2024.

  The Fund’s roll-timing strategies, implemented via exposure to commodity index-linked swaps and commodity futures, had a mixed effect on the Fund’s returns for the annual period overall. The investment team implements a roll-timing strategy by deviating from the Index roll convention, which occurs during the fifth through ninth business days of each month. During the annual period, rolls within the Fund primarily took place in advance of the benchmark (i.e., during the first four business days of each month). Additionally, certain commodities, such as those in the energy sector, were rolled on a more frequent basis than the Bloomberg Commodity Index. Further, while the majority of the Fund’s exposure is rolled on a controlled schedule, our team continually monitors fundamental and technical developments across all commodity markets and incorporates those views in the Fund’s portfolio by electing to roll positions opportunistically.

Top Detractors from Performance:

  The Fund underperformed the Index in agriculture and livestock.

  Within energy, curve positioning across the petroleum complex detracted.

  Curve positioning detracted from performance across the industrial metals subsector, with the exception of copper.

  In precious metals, an underweight to gold dampened results.

  In agriculture, overweights to cotton and Kansas City wheat hurt relative results. The inclusion of the relative spread between Arabica and Robusta coffee grades also detracted.

  In livestock, an underweight to and deferred positioning in lean hogs and live cattle detracted.

Goldman Sachs Commodity Strategy Fund

Class R

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$40,000
$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$34,257
$11,355
$8,431
Class R
BCOM (Gross, USD, Unhedged)
S&P 500® Index

	Class R	BCOM (Gross, USD, Unhedged)	S&P 500® Index
12/14	$10,000	$10,000	$10,000
12/15	$6,712	$7,534	$10,138
12/16	$7,493	$8,421	$11,351
12/17	$7,762	$8,564	$13,828
12/18	$6,567	$7,600	$13,223
12/19	$7,625	$8,185	$17,386
12/20	$5,839	$7,930	$20,586
12/21	$7,750	$10,079	$26,496
12/22	$8,918	$11,701	$21,697
12/23	$8,009	$10,775	$27,402
12/24	$8,431	$11,355	$34,257

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class R	5.26%	2.03%	-1.69%
BCOM (Gross, USD, Unhedged)	5.38%	6.76%	1.28%
S&P 500® Index	25.02%	14.51%	13.09%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the S&P 500® Index.

Goldman Sachs Commodity Strategy Fund

Class R

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$333,095,274
# of Portfolio Holdings	53
Portfolio Turnover Rate	0%
Total Net Advisory Fees Paid	$2,028,919

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Sector Exposure (%)*

Header	Gross	Long	Short	Net
Energy	39.2	35.4	-3.8	31.6
Agriculture	27.4	27.0	-0.3	26.7
Precious Metals	21.6	21.6	-	21.6
Industrial Metals	15.6	15.6	-	15.6
Livestock	5.4	5.1	-0.4	4.7
Cash and Short-term Investments	100.3	100.3	-	100.3

* Sector exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given sector), divided by the Fund's net assets exposure within each sector. "Net Exposure" represents the net exposure within the Fund to a given sector, calculated as the difference between long and short exposures. Short-term Investments include money market funds and U.S. Treasury Bills and generally represent the collateral for Fund's derivative positions.

Goldman Sachs Commodity Strategy Fund

Class R

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Bloomberg" and the "Bloomberg Commodity Index" are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the indices (collectively, "Bloomberg") and have been licensed for use for certain purposes by Goldman Sachs. Bloomberg is not affiliated with Goldman Sachs, and Bloomberg does not approve, endorse, review or recommend Goldman Sachs' product. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Bloomberg Commodity Index.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Commodity Strategy Fund

38145N394-AR-1224

Class R

Annual Shareholder Report

December 31, 2024

Goldman Sachs Commodity Strategy Fund

GCCUX: Class R6

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Commodity Strategy Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$62	0.60%

How did the Fund perform and what affected its performance?

Delayed Federal Reserve monetary policy easing, persistent manufacturing contraction, U.S. dollar strength, China’s broad economic challenges, rising consumption from India and other emerging markets, geopolitical developments and extreme weather conditions were among the factors influencing commodity markets in 2024.

Top Contributors to Performance:

  The Fund outperformed the Bloomberg Commodity Index (Index) overall and more specifically in energy, industrial metals and precious metals.

  In energy, the Fund’s slight underweight and deferred positioning in natural gas contributed positively to its relative results. Overweights to petroleum commodities also added value. Within the energy subsector of the Index, the petroleum complex rose 9.4%, but the overall subsector was weighed down by natural gas, which declined 26.2% on a total return basis.

  In industrial metals, overweights to copper, aluminum and zinc and an underweight to lead boosted relative performance. The industrials subsector of the Index rose 3.5%, with zinc, copper and aluminum prices gaining, while lead and nickel prices declined.

  In precious metals, the inclusion of platinum in the Fund’s portfolio and an overweight to silver contributed positively. Precious metals was the top performing subsector of the Index.

  In agriculture, inclusion of cocoa and frozen concentrated orange juice was beneficial. Underweights to the soybean complex and corn also helped. The agriculture subsector of the Index was weakest, but cocoa, not an Index component, emerged as the top performing commodity of 2024.

  The Fund’s roll-timing strategies, implemented via exposure to commodity index-linked swaps and commodity futures, had a mixed effect on the Fund’s returns for the annual period overall. The investment team implements a roll-timing strategy by deviating from the Index roll convention, which occurs during the fifth through ninth business days of each month. During the annual period, rolls within the Fund primarily took place in advance of the benchmark (i.e., during the first four business days of each month). Additionally, certain commodities, such as those in the energy sector, were rolled on a more frequent basis than the Bloomberg Commodity Index. Further, while the majority of the Fund’s exposure is rolled on a controlled schedule, our team continually monitors fundamental and technical developments across all commodity markets and incorporates those views in the Fund’s portfolio by electing to roll positions opportunistically.

Top Detractors from Performance:

  The Fund underperformed the Index in agriculture and livestock.

  Within energy, curve positioning across the petroleum complex detracted.

  Curve positioning detracted from performance across the industrial metals subsector, with the exception of copper.

  In precious metals, an underweight to gold dampened results.

  In agriculture, overweights to cotton and Kansas City wheat hurt relative results. The inclusion of the relative spread between Arabica and Robusta coffee grades also detracted.

  In livestock, an underweight to and deferred positioning in lean hogs and live cattle detracted.

Goldman Sachs Commodity Strategy Fund

Class R6

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$40,000
$30,000
$20,000
$10,000
$0
07/15
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$33,149
$12,906
$10,434
Class R6
BCOM (Gross, USD, Unhedged)
S&P 500® Index

	Class R6	BCOM (Gross, USD, Unhedged)	S&P 500® Index
07/15	$10,000	$10,000	$10,000
12/15	$7,877	$8,563	$9,810
12/16	$8,844	$9,571	$10,983
12/17	$9,224	$9,734	$13,381
12/18	$7,844	$8,639	$12,795
12/19	$9,167	$9,303	$16,824
12/20	$7,061	$9,013	$19,920
12/21	$9,423	$11,456	$25,638
12/22	$10,915	$13,299	$20,995
12/23	$9,855	$12,247	$26,515
12/24	$10,434	$12,906	$33,149

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 7/31/15
Class R6	5.87%	2.62%	0.45%
BCOM (Gross, USD, Unhedged)	5.38%	6.76%	2.74%
S&P 500® Index	25.02%	14.51%	13.55%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the S&P 500® Index.

Goldman Sachs Commodity Strategy Fund

Class R6

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$333,095,274
# of Portfolio Holdings	53
Portfolio Turnover Rate	0%
Total Net Advisory Fees Paid	$2,028,919

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Sector Exposure (%)*

Header	Gross	Long	Short	Net
Energy	39.2	35.4	-3.8	31.6
Agriculture	27.4	27.0	-0.3	26.7
Precious Metals	21.6	21.6	-	21.6
Industrial Metals	15.6	15.6	-	15.6
Livestock	5.4	5.1	-0.4	4.7
Cash and Short-term Investments	100.3	100.3	-	100.3

* Sector exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given sector), divided by the Fund's net assets exposure within each sector. "Net Exposure" represents the net exposure within the Fund to a given sector, calculated as the difference between long and short exposures. Short-term Investments include money market funds and U.S. Treasury Bills and generally represent the collateral for Fund's derivative positions.

Goldman Sachs Commodity Strategy Fund

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Bloomberg" and the "Bloomberg Commodity Index" are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the indices (collectively, "Bloomberg") and have been licensed for use for certain purposes by Goldman Sachs. Bloomberg is not affiliated with Goldman Sachs, and Bloomberg does not approve, endorse, review or recommend Goldman Sachs' product. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Bloomberg Commodity Index.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Commodity Strategy Fund

38147X317-AR-1224

Class R6

Annual Shareholder Report

December 31, 2024

Goldman Sachs Commodity Strategy Fund

GCCIX: Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Commodity Strategy Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$63	0.61%

How did the Fund perform and what affected its performance?

Delayed Federal Reserve monetary policy easing, persistent manufacturing contraction, U.S. dollar strength, China’s broad economic challenges, rising consumption from India and other emerging markets, geopolitical developments and extreme weather conditions were among the factors influencing commodity markets in 2024.

Top Contributors to Performance:

  The Fund outperformed the Bloomberg Commodity Index (Index) overall and more specifically in energy, industrial metals and precious metals.

  In energy, the Fund’s slight underweight and deferred positioning in natural gas contributed positively to its relative results. Overweights to petroleum commodities also added value. Within the energy subsector of the Index, the petroleum complex rose 9.4%, but the overall subsector was weighed down by natural gas, which declined 26.2% on a total return basis.

  In industrial metals, overweights to copper, aluminum and zinc and an underweight to lead boosted relative performance. The industrials subsector of the Index rose 3.5%, with zinc, copper and aluminum prices gaining, while lead and nickel prices declined.

  In precious metals, the inclusion of platinum in the Fund’s portfolio and an overweight to silver contributed positively. Precious metals was the top performing subsector of the Index.

  In agriculture, inclusion of cocoa and frozen concentrated orange juice was beneficial. Underweights to the soybean complex and corn also helped. The agriculture subsector of the Index was weakest, but cocoa, not an Index component, emerged as the top performing commodity of 2024.

  The Fund’s roll-timing strategies, implemented via exposure to commodity index-linked swaps and commodity futures, had a mixed effect on the Fund’s returns for the annual period overall. The investment team implements a roll-timing strategy by deviating from the Index roll convention, which occurs during the fifth through ninth business days of each month. During the annual period, rolls within the Fund primarily took place in advance of the benchmark (i.e., during the first four business days of each month). Additionally, certain commodities, such as those in the energy sector, were rolled on a more frequent basis than the Bloomberg Commodity Index. Further, while the majority of the Fund’s exposure is rolled on a controlled schedule, our team continually monitors fundamental and technical developments across all commodity markets and incorporates those views in the Fund’s portfolio by electing to roll positions opportunistically.

Top Detractors from Performance:

  The Fund underperformed the Index in agriculture and livestock.

  Within energy, curve positioning across the petroleum complex detracted.

  Curve positioning detracted from performance across the industrial metals subsector, with the exception of copper.

  In precious metals, an underweight to gold dampened results.

  In agriculture, overweights to cotton and Kansas City wheat hurt relative results. The inclusion of the relative spread between Arabica and Robusta coffee grades also detracted.

  In livestock, an underweight to and deferred positioning in lean hogs and live cattle detracted.

Goldman Sachs Commodity Strategy Fund

Institutional Class

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$3,440,000
$2,580,000
$1,720,000
$860,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$3,425,738
$1,135,520
$896,163
Institutional Shares
BCOM (Gross, USD, Unhedged)
S&P 500® Index

	Institutional Shares	BCOM (Gross, USD, Unhedged)	S&P 500® Index
12/14	$1,000,000	$1,000,000	$1,000,000
12/15	$676,200	$753,400	$1,013,800
12/16	$759,778	$842,075	$1,135,050
12/17	$792,297	$856,390	$1,382,832
12/18	$674,324	$760,047	$1,322,264
12/19	$787,408	$818,494	$1,738,645
12/20	$606,147	$792,957	$2,058,556
12/21	$809,327	$1,007,928	$2,649,567
12/22	$936,796	$1,170,103	$2,169,730
12/23	$846,395	$1,077,548	$2,740,152
12/24	$896,163	$1,135,520	$3,425,738

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Institutional Shares	5.88%	2.62%	-1.09%
BCOM (Gross, USD, Unhedged)	5.38%	6.76%	1.28%
S&P 500® Index	25.02%	14.51%	13.09%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the S&P 500® Index.

Goldman Sachs Commodity Strategy Fund

Institutional Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$333,095,274
# of Portfolio Holdings	53
Portfolio Turnover Rate	0%
Total Net Advisory Fees Paid	$2,028,919

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Sector Exposure (%)*

Header	Gross	Long	Short	Net
Energy	39.2	35.4	-3.8	31.6
Agriculture	27.4	27.0	-0.3	26.7
Precious Metals	21.6	21.6	-	21.6
Industrial Metals	15.6	15.6	-	15.6
Livestock	5.4	5.1	-0.4	4.7
Cash and Short-term Investments	100.3	100.3	-	100.3

* Sector exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given sector), divided by the Fund's net assets exposure within each sector. "Net Exposure" represents the net exposure within the Fund to a given sector, calculated as the difference between long and short exposures. Short-term Investments include money market funds and U.S. Treasury Bills and generally represent the collateral for Fund's derivative positions.

Goldman Sachs Commodity Strategy Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Bloomberg" and the "Bloomberg Commodity Index" are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the indices (collectively, "Bloomberg") and have been licensed for use for certain purposes by Goldman Sachs. Bloomberg is not affiliated with Goldman Sachs, and Bloomberg does not approve, endorse, review or recommend Goldman Sachs' product. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Bloomberg Commodity Index.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Commodity Strategy Fund

38143H381-AR-1224

Institutional Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs Commodity Strategy Fund

GCCTX: Investor Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Commodity Strategy Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$71	0.69%

How did the Fund perform and what affected its performance?

Delayed Federal Reserve monetary policy easing, persistent manufacturing contraction, U.S. dollar strength, China’s broad economic challenges, rising consumption from India and other emerging markets, geopolitical developments and extreme weather conditions were among the factors influencing commodity markets in 2024.

Top Contributors to Performance:

  The Fund outperformed the Bloomberg Commodity Index (Index) overall and more specifically in energy, industrial metals and precious metals.

  In energy, the Fund’s slight underweight and deferred positioning in natural gas contributed positively to its relative results. Overweights to petroleum commodities also added value. Within the energy subsector of the Index, the petroleum complex rose 9.4%, but the overall subsector was weighed down by natural gas, which declined 26.2% on a total return basis.

  In industrial metals, overweights to copper, aluminum and zinc and an underweight to lead boosted relative performance. The industrials subsector of the Index rose 3.5%, with zinc, copper and aluminum prices gaining, while lead and nickel prices declined.

  In precious metals, the inclusion of platinum in the Fund’s portfolio and an overweight to silver contributed positively. Precious metals was the top performing subsector of the Index.

  In agriculture, inclusion of cocoa and frozen concentrated orange juice was beneficial. Underweights to the soybean complex and corn also helped. The agriculture subsector of the Index was weakest, but cocoa, not an Index component, emerged as the top performing commodity of 2024.

  The Fund’s roll-timing strategies, implemented via exposure to commodity index-linked swaps and commodity futures, had a mixed effect on the Fund’s returns for the annual period overall. The investment team implements a roll-timing strategy by deviating from the Index roll convention, which occurs during the fifth through ninth business days of each month. During the annual period, rolls within the Fund primarily took place in advance of the benchmark (i.e., during the first four business days of each month). Additionally, certain commodities, such as those in the energy sector, were rolled on a more frequent basis than the Bloomberg Commodity Index. Further, while the majority of the Fund’s exposure is rolled on a controlled schedule, our team continually monitors fundamental and technical developments across all commodity markets and incorporates those views in the Fund’s portfolio by electing to roll positions opportunistically.

Top Detractors from Performance:

  The Fund underperformed the Index in agriculture and livestock.

  Within energy, curve positioning across the petroleum complex detracted.

  Curve positioning detracted from performance across the industrial metals subsector, with the exception of copper.

  In precious metals, an underweight to gold dampened results.

  In agriculture, overweights to cotton and Kansas City wheat hurt relative results. The inclusion of the relative spread between Arabica and Robusta coffee grades also detracted.

  In livestock, an underweight to and deferred positioning in lean hogs and live cattle detracted.

Goldman Sachs Commodity Strategy Fund

Investor Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$40,000
$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$34,257
$11,355
$8,918
Investor Shares
BCOM (Gross, USD, Unhedged)
S&P 500® Index

	Investor Shares	BCOM (Gross, USD, Unhedged)	S&P 500® Index
12/14	$10,000	$10,000	$10,000
12/15	$6,785	$7,534	$10,138
12/16	$7,615	$8,421	$11,351
12/17	$7,926	$8,564	$13,828
12/18	$6,740	$7,600	$13,223
12/19	$7,867	$8,185	$17,386
12/20	$6,054	$7,930	$20,586
12/21	$8,072	$10,079	$26,496
12/22	$9,346	$11,701	$21,697
12/23	$8,432	$10,775	$27,402
12/24	$8,918	$11,355	$34,257

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Investor Shares	5.76%	2.54%	-1.14%
BCOM (Gross, USD, Unhedged)	5.38%	6.76%	1.28%
S&P 500® Index	25.02%	14.51%	13.09%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the S&P 500® Index.

Goldman Sachs Commodity Strategy Fund

Investor Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$333,095,274
# of Portfolio Holdings	53
Portfolio Turnover Rate	0%
Total Net Advisory Fees Paid	$2,028,919

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities. These allocations may not be representative of the Fund’s future investments.

Sector Exposure (%)*

Header	Gross	Long	Short	Net
Energy	39.2	35.4	-3.8	31.6
Agriculture	27.4	27.0	-0.3	26.7
Precious Metals	21.6	21.6	-	21.6
Industrial Metals	15.6	15.6	-	15.6
Livestock	5.4	5.1	-0.4	4.7
Cash and Short-term Investments	100.3	100.3	-	100.3

* Sector exposure includes the impact of derivatives. "Gross Exposure" represents the sum of the absolute value of long and short notional contract values in U.S. dollars of the Fund's positions (for a given sector), divided by the Fund's net assets exposure within each sector. "Net Exposure" represents the net exposure within the Fund to a given sector, calculated as the difference between long and short exposures. Short-term Investments include money market funds and U.S. Treasury Bills and generally represent the collateral for Fund's derivative positions.

Goldman Sachs Commodity Strategy Fund

Investor Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Bloomberg" and the "Bloomberg Commodity Index" are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the indices (collectively, "Bloomberg") and have been licensed for use for certain purposes by Goldman Sachs. Bloomberg is not affiliated with Goldman Sachs, and Bloomberg does not approve, endorse, review or recommend Goldman Sachs' product. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Bloomberg Commodity Index.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2025 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Commodity Strategy Fund

38145N386-AR-1224

Investor Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs Dynamic Global Equity Fund

GAPAX: Class A

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Dynamic Global Equity Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$60	0.55%

How did the Fund perform and what affected its performance?

The broad global equity market was volatile, but positive, as waning inflation led a number of central banks to ease monetary policy. Further boosting sentiment was generally positive economic data, favorable corporate earnings reports and a strong rally fueled by excitement about artificial intelligence capabilities.

Top Contributors to Performance:

  Long-term strategic asset allocation contributed most positively to the Fund’s performance versus its benchmark index, the MSCI All Country World Index. Specifically, the Fund was helped by its relative overweight in U.S. large-cap equities. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, had a positive impact on the Fund’s relative returns. In particular, the Fund was helped during the first half of the annual period by our medium-term dynamic view that it have increased exposure to equities.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund and Goldman Sachs International Small Cap Equity Insights Fund outperformed their benchmark indices most. The Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund also outperformed their respective benchmark indices.

Top Detractors from Performance:

  The Fund was hampered by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Fund was hurt during the second half of the annual period by our view that it have decreased exposure to equities.

  Security selection within the underlying funds detracted from the Fund’s performance overall. Underlying funds focused on emerging market equities, including the Goldman Sachs MarketBeta Emerging Markets Equity ETF and Goldman Sachs ActiveBeta Emerging Markets Equity ETF, lagged their respective benchmark indices.

Goldman Sachs Dynamic Global Equity Fund

Class A

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$23,371
$22,085
Class A (including sales charges)
Class A (excluding sales charges)
MSCI® ACWI Index (Net, USD, Unhedged)

	Class A (including sales charges)	Class A (excluding sales charges)	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$9,450	$10,000	$10,000
12/15	$9,528	$10,083	$9,764
12/16	$10,179	$10,772	$10,531
12/17	$12,822	$13,568	$13,056
12/18	$11,360	$12,021	$11,827
12/19	$14,275	$15,106	$14,973
12/20	$16,158	$17,098	$17,407
12/21	$19,401	$20,530	$20,634
12/22	$15,655	$16,566	$16,845
12/23	$18,820	$19,915	$20,585
12/24	$22,085	$23,371	$24,185

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class A	17.35%	9.11%	8.85%
Class A including sales charges	10.90%	7.89%	8.24%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Dynamic Global Equity Fund

Class A

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$377,281,268
# of Portfolio Holdings	16
Portfolio Turnover Rate	11%
Total Net Advisory Fees Paid	$539,627

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	33.8%
Other	61.2%

Goldman Sachs Dynamic Global Equity Fund

Class A

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Dynamic Global Equity Fund

38142V571-AR-1224

Class A

Annual Shareholder Report

December 31, 2024

Goldman Sachs Dynamic Global Equity Fund

GAXCX: Class C

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Dynamic Global Equity Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$141	1.30%

How did the Fund perform and what affected its performance?

The broad global equity market was volatile, but positive, as waning inflation led a number of central banks to ease monetary policy. Further boosting sentiment was generally positive economic data, favorable corporate earnings reports and a strong rally fueled by excitement about artificial intelligence capabilities.

Top Contributors to Performance:

  Long-term strategic asset allocation contributed most positively to the Fund’s performance versus its benchmark index, the MSCI All Country World Index. Specifically, the Fund was helped by its relative overweight in U.S. large-cap equities. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, had a positive impact on the Fund’s relative returns. In particular, the Fund was helped during the first half of the annual period by our medium-term dynamic view that it have increased exposure to equities.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund and Goldman Sachs International Small Cap Equity Insights Fund outperformed their benchmark indices most. The Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund also outperformed their respective benchmark indices.

Top Detractors from Performance:

  The Fund was hampered by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Fund was hurt during the second half of the annual period by our view that it have decreased exposure to equities.

  Security selection within the underlying funds detracted from the Fund’s performance overall. Underlying funds focused on emerging market equities, including the Goldman Sachs MarketBeta Emerging Markets Equity ETF and Goldman Sachs ActiveBeta Emerging Markets Equity ETF, lagged their respective benchmark indices.

Goldman Sachs Dynamic Global Equity Fund

Class C

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$21,699
$21,482
Class C (including sales charges)
Class C (excluding sales charges)
MSCI® ACWI Index (Net, USD, Unhedged)

	Class C (including sales charges)	Class C (excluding sales charges)	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$9,900	$10,000	$10,000
12/15	$9,913	$10,013	$9,764
12/16	$10,505	$10,611	$10,531
12/17	$13,139	$13,272	$13,056
12/18	$11,557	$11,674	$11,827
12/19	$14,414	$14,560	$14,973
12/20	$16,192	$16,355	$17,407
12/21	$19,299	$19,494	$20,634
12/22	$15,456	$15,612	$16,845
12/23	$18,450	$18,637	$20,585
12/24	$21,482	$21,699	$24,185

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class C	16.43%	8.30%	8.05%
Class C including sales charges	15.29%	8.30%	8.05%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Dynamic Global Equity Fund

Class C

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$377,281,268
# of Portfolio Holdings	16
Portfolio Turnover Rate	11%
Total Net Advisory Fees Paid	$539,627

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	33.8%
Other	61.2%

Goldman Sachs Dynamic Global Equity Fund

Class C

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Dynamic Global Equity Fund

38142V555-AR-1224

Class C

Annual Shareholder Report

December 31, 2024

Goldman Sachs Dynamic Global Equity Fund

GADPX: Class P

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Dynamic Global Equity Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
P	$20	0.18%

How did the Fund perform and what affected its performance?

The broad global equity market was volatile, but positive, as waning inflation led a number of central banks to ease monetary policy. Further boosting sentiment was generally positive economic data, favorable corporate earnings reports and a strong rally fueled by excitement about artificial intelligence capabilities.

Top Contributors to Performance:

  Long-term strategic asset allocation contributed most positively to the Fund’s performance versus its benchmark index, the MSCI All Country World Index. Specifically, the Fund was helped by its relative overweight in U.S. large-cap equities. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, had a positive impact on the Fund’s relative returns. In particular, the Fund was helped during the first half of the annual period by our medium-term dynamic view that it have increased exposure to equities.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund and Goldman Sachs International Small Cap Equity Insights Fund outperformed their benchmark indices most. The Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund also outperformed their respective benchmark indices.

Top Detractors from Performance:

  The Fund was hampered by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Fund was hurt during the second half of the annual period by our view that it have decreased exposure to equities.

  Security selection within the underlying funds detracted from the Fund’s performance overall. Underlying funds focused on emerging market equities, including the Goldman Sachs MarketBeta Emerging Markets Equity ETF and Goldman Sachs ActiveBeta Emerging Markets Equity ETF, lagged their respective benchmark indices.

Goldman Sachs Dynamic Global Equity Fund

Class P

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$20,000
$10,000
$0
$18,312
$17,349
04/18
12/18
12/19
12/20
12/21
12/22
12/23
12/24
Class P
MSCI® ACWI Index (Net, USD, Unhedged)

	Class P	MSCI® ACWI Index (Net, USD, Unhedged)
04/18	$10,000	$10,000
12/18	$8,720	$8,955
12/19	$11,004	$11,337
12/20	$12,501	$13,179
12/21	$15,069	$15,623
12/22	$12,206	$12,754
12/23	$14,734	$15,586
12/24	$17,349	$18,312

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 4/17/18
Class P	17.75%	9.52%	8.55%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.43%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Dynamic Global Equity Fund

Class P

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$377,281,268
# of Portfolio Holdings	16
Portfolio Turnover Rate	11%
Total Net Advisory Fees Paid	$539,627

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	33.8%
Other	61.2%

Goldman Sachs Dynamic Global Equity Fund

Class P

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Dynamic Global Equity Fund

38150B814-AR-1224

Class P

Annual Shareholder Report

December 31, 2024

Goldman Sachs Dynamic Global Equity Fund

GAPRX: Class R

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Dynamic Global Equity Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R	$87	0.80%

How did the Fund perform and what affected its performance?

The broad global equity market was volatile, but positive, as waning inflation led a number of central banks to ease monetary policy. Further boosting sentiment was generally positive economic data, favorable corporate earnings reports and a strong rally fueled by excitement about artificial intelligence capabilities.

Top Contributors to Performance:

  Long-term strategic asset allocation contributed most positively to the Fund’s performance versus its benchmark index, the MSCI All Country World Index. Specifically, the Fund was helped by its relative overweight in U.S. large-cap equities. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, had a positive impact on the Fund’s relative returns. In particular, the Fund was helped during the first half of the annual period by our medium-term dynamic view that it have increased exposure to equities.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund and Goldman Sachs International Small Cap Equity Insights Fund outperformed their benchmark indices most. The Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund also outperformed their respective benchmark indices.

Top Detractors from Performance:

  The Fund was hampered by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Fund was hurt during the second half of the annual period by our view that it have decreased exposure to equities.

  Security selection within the underlying funds detracted from the Fund’s performance overall. Underlying funds focused on emerging market equities, including the Goldman Sachs MarketBeta Emerging Markets Equity ETF and Goldman Sachs ActiveBeta Emerging Markets Equity ETF, lagged their respective benchmark indices.

Goldman Sachs Dynamic Global Equity Fund

Class R

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$22,797
Class R
MSCI® ACWI Index (Net, USD, Unhedged)

	Class R	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$10,000	$10,000
12/15	$10,061	$9,764
12/16	$10,715	$10,531
12/17	$13,469	$13,056
12/18	$11,902	$11,827
12/19	$14,921	$14,973
12/20	$16,848	$17,407
12/21	$20,178	$20,634
12/22	$16,245	$16,845
12/23	$19,486	$20,585
12/24	$22,797	$24,185

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class R	16.99%	8.84%	8.58%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Dynamic Global Equity Fund

Class R

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$377,281,268
# of Portfolio Holdings	16
Portfolio Turnover Rate	11%
Total Net Advisory Fees Paid	$539,627

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	33.8%
Other	61.2%

Goldman Sachs Dynamic Global Equity Fund

Class R

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Dynamic Global Equity Fund

38145N741-AR-1224

Class R

Annual Shareholder Report

December 31, 2024

Goldman Sachs Dynamic Global Equity Fund

GAPUX: Class R6

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Dynamic Global Equity Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$20	0.18%

How did the Fund perform and what affected its performance?

The broad global equity market was volatile, but positive, as waning inflation led a number of central banks to ease monetary policy. Further boosting sentiment was generally positive economic data, favorable corporate earnings reports and a strong rally fueled by excitement about artificial intelligence capabilities.

Top Contributors to Performance:

  Long-term strategic asset allocation contributed most positively to the Fund’s performance versus its benchmark index, the MSCI All Country World Index. Specifically, the Fund was helped by its relative overweight in U.S. large-cap equities. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, had a positive impact on the Fund’s relative returns. In particular, the Fund was helped during the first half of the annual period by our medium-term dynamic view that it have increased exposure to equities.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund and Goldman Sachs International Small Cap Equity Insights Fund outperformed their benchmark indices most. The Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund also outperformed their respective benchmark indices.

Top Detractors from Performance:

  The Fund was hampered by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Fund was hurt during the second half of the annual period by our view that it have decreased exposure to equities.

  Security selection within the underlying funds detracted from the Fund’s performance overall. Underlying funds focused on emerging market equities, including the Goldman Sachs MarketBeta Emerging Markets Equity ETF and Goldman Sachs ActiveBeta Emerging Markets Equity ETF, lagged their respective benchmark indices.

Goldman Sachs Dynamic Global Equity Fund

Class R6

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
07/15
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$23,353
$23,051
Class R6
MSCI® ACWI Index (Net, USD, Unhedged)

	Class R6	MSCI® ACWI Index (Net, USD, Unhedged)
07/15	$10,000	$10,000
12/15	$9,607	$9,428
12/16	$10,293	$10,169
12/17	$13,025	$12,607
12/18	$11,592	$11,420
12/19	$14,622	$14,458
12/20	$16,612	$16,808
12/21	$20,026	$19,924
12/22	$16,223	$16,266
12/23	$19,575	$19,877
12/24	$23,051	$23,353

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 7/31/15
Class R6	17.76%	9.52%	9.26%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.41%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Dynamic Global Equity Fund

Class R6

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$377,281,268
# of Portfolio Holdings	16
Portfolio Turnover Rate	11%
Total Net Advisory Fees Paid	$539,627

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	33.8%
Other	61.2%

Goldman Sachs Dynamic Global Equity Fund

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Dynamic Global Equity Fund

38148U403-AR-1224

Class R6

Annual Shareholder Report

December 31, 2024

Goldman Sachs Dynamic Global Equity Fund

GAPIX: Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Dynamic Global Equity Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$21	0.19%

How did the Fund perform and what affected its performance?

The broad global equity market was volatile, but positive, as waning inflation led a number of central banks to ease monetary policy. Further boosting sentiment was generally positive economic data, favorable corporate earnings reports and a strong rally fueled by excitement about artificial intelligence capabilities.

Top Contributors to Performance:

  Long-term strategic asset allocation contributed most positively to the Fund’s performance versus its benchmark index, the MSCI All Country World Index. Specifically, the Fund was helped by its relative overweight in U.S. large-cap equities. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, had a positive impact on the Fund’s relative returns. In particular, the Fund was helped during the first half of the annual period by our medium-term dynamic view that it have increased exposure to equities.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund and Goldman Sachs International Small Cap Equity Insights Fund outperformed their benchmark indices most. The Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund also outperformed their respective benchmark indices.

Top Detractors from Performance:

  The Fund was hampered by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Fund was hurt during the second half of the annual period by our view that it have decreased exposure to equities.

  Security selection within the underlying funds detracted from the Fund’s performance overall. Underlying funds focused on emerging market equities, including the Goldman Sachs MarketBeta Emerging Markets Equity ETF and Goldman Sachs ActiveBeta Emerging Markets Equity ETF, lagged their respective benchmark indices.

Goldman Sachs Dynamic Global Equity Fund

Institutional Class

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$2,450,000
$2,080,000
$1,710,000
$1,340,000
$970,000
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$2,428,587
$2,418,531
Institutional Shares
MSCI® ACWI Index (Net, USD, Unhedged)

	Institutional Shares	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$1,000,000	$1,000,000
12/15	$1,013,100	$976,400
12/16	$1,086,043	$1,053,145
12/17	$1,373,627	$1,305,584
12/18	$1,221,567	$1,182,728
12/19	$1,541,373	$1,497,334
12/20	$1,751,000	$1,740,651
12/21	$2,109,955	$2,063,368
12/22	$1,709,485	$1,684,533
12/23	$2,062,494	$2,058,500
12/24	$2,428,587	$2,418,531

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Institutional Shares	17.75%	9.51%	9.27%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Dynamic Global Equity Fund

Institutional Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$377,281,268
# of Portfolio Holdings	16
Portfolio Turnover Rate	11%
Total Net Advisory Fees Paid	$539,627

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	33.8%
Other	61.2%

Goldman Sachs Dynamic Global Equity Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Dynamic Global Equity Fund

38142V472-AR-1224

Institutional Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs Dynamic Global Equity Fund

GAPTX: Investor Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Dynamic Global Equity Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$33	0.30%

How did the Fund perform and what affected its performance?

The broad global equity market was volatile, but positive, as waning inflation led a number of central banks to ease monetary policy. Further boosting sentiment was generally positive economic data, favorable corporate earnings reports and a strong rally fueled by excitement about artificial intelligence capabilities.

Top Contributors to Performance:

  Long-term strategic asset allocation contributed most positively to the Fund’s performance versus its benchmark index, the MSCI All Country World Index. Specifically, the Fund was helped by its relative overweight in U.S. large-cap equities. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, had a positive impact on the Fund’s relative returns. In particular, the Fund was helped during the first half of the annual period by our medium-term dynamic view that it have increased exposure to equities.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund and Goldman Sachs International Small Cap Equity Insights Fund outperformed their benchmark indices most. The Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund also outperformed their respective benchmark indices.

Top Detractors from Performance:

  The Fund was hampered by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Fund was hurt during the second half of the annual period by our view that it have decreased exposure to equities.

  Security selection within the underlying funds detracted from the Fund’s performance overall. Underlying funds focused on emerging market equities, including the Goldman Sachs MarketBeta Emerging Markets Equity ETF and Goldman Sachs ActiveBeta Emerging Markets Equity ETF, lagged their respective benchmark indices.

Goldman Sachs Dynamic Global Equity Fund

Investor Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$23,967
Investor Shares
MSCI® ACWI Index (Net, USD, Unhedged)

	Investor Shares	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$10,000	$10,000
12/15	$10,111	$9,764
12/16	$10,820	$10,531
12/17	$13,671	$13,056
12/18	$12,142	$11,827
12/19	$15,296	$14,973
12/20	$17,358	$17,407
12/21	$20,892	$20,634
12/22	$16,906	$16,845
12/23	$20,375	$20,585
12/24	$23,967	$24,185

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Investor Shares	17.63%	9.39%	9.13%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Dynamic Global Equity Fund

Investor Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$377,281,268
# of Portfolio Holdings	16
Portfolio Turnover Rate	11%
Total Net Advisory Fees Paid	$539,627

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	33.8%
Other	61.2%

Goldman Sachs Dynamic Global Equity Fund

Investor Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Dynamic Global Equity Fund

38145N733-AR-1224

Investor Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs Dynamic Global Equity Fund

GAPSX: Service Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Dynamic Global Equity Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service	$75	0.69%

How did the Fund perform and what affected its performance?

The broad global equity market was volatile, but positive, as waning inflation led a number of central banks to ease monetary policy. Further boosting sentiment was generally positive economic data, favorable corporate earnings reports and a strong rally fueled by excitement about artificial intelligence capabilities.

Top Contributors to Performance:

  Long-term strategic asset allocation contributed most positively to the Fund’s performance versus its benchmark index, the MSCI All Country World Index. Specifically, the Fund was helped by its relative overweight in U.S. large-cap equities. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, had a positive impact on the Fund’s relative returns. In particular, the Fund was helped during the first half of the annual period by our medium-term dynamic view that it have increased exposure to equities.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund and Goldman Sachs International Small Cap Equity Insights Fund outperformed their benchmark indices most. The Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund also outperformed their respective benchmark indices.

Top Detractors from Performance:

  The Fund was hampered by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Fund was hurt during the second half of the annual period by our view that it have decreased exposure to equities.

  Security selection within the underlying funds detracted from the Fund’s performance overall. Underlying funds focused on emerging market equities, including the Goldman Sachs MarketBeta Emerging Markets Equity ETF and Goldman Sachs ActiveBeta Emerging Markets Equity ETF, lagged their respective benchmark indices.

Goldman Sachs Dynamic Global Equity Fund

Service Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$23,097
Service Shares
MSCI® ACWI Index (Net, USD, Unhedged)

	Service Shares	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$10,000	$10,000
12/15	$10,078	$9,764
12/16	$10,751	$10,531
12/17	$13,524	$13,056
12/18	$11,971	$11,827
12/19	$15,023	$14,973
12/20	$16,988	$17,407
12/21	$20,369	$20,634
12/22	$16,419	$16,845
12/23	$19,718	$20,585
12/24	$23,097	$24,185

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Service Shares	17.14%	8.97%	8.72%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Dynamic Global Equity Fund

Service Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$377,281,268
# of Portfolio Holdings	16
Portfolio Turnover Rate	11%
Total Net Advisory Fees Paid	$539,627

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	33.8%
Other	61.2%

Goldman Sachs Dynamic Global Equity Fund

Service Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Dynamic Global Equity Fund

38142V464-AR-1224

Service Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs International Equity Dividend and Premium Fund

GIDAX: Class A

Fund Overview

This annual shareholder report contains important information about Goldman Sachs International Equity Dividend and Premium Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$118	1.20%

How did the Fund perform and what affected its performance?

International equities were volatile but positive as waning inflation led some central banks to ease monetary policy. Also boosting sentiment was generally positive economic data, solid corporate earnings, Artificial Intelligence excitement and China’s economic stimulus. Increased trade tariff worries and recession concerns weighed on markets.

Top Contributors to Performance:

  Stock selection in the information technology, consumer staples and energy sectors added to the Fund’s performance versus its benchmark, the MSCI EAFE Index (Index).

  In terms of individual stock holdings, the Fund benefited from overweight positions compared to the Index in HSBC Holdings, a British bank and financial services group; CRH, an Ireland-headquartered manufacturer and supplier of building materials, products and solutions; and Intesa Sanpaolo, an Italian international banking group. The attractive dividend yield and/or risk metrics of all three stocks drove the Fund’s overweight positioning.

  The Fund’s dividend yield served to enhance its quarterly net income distributions.

Top Detractors from Performance:

  The sale of call options on the Index detracted from the Fund’s total return given that the Index appreciated during the annual period. Although the Fund retained the premium it received from the sale of the call options, the premiums did not exceed the difference in the value of the Index, as call options were exercised.

  On a sector level, stock selection in industrials and, to a lesser extent, financials and consumer discretionary diminished the Fund’s relative returns.

  Regarding individual holdings, the Fund was hampered by overweight positions in telecommunications company Spark New Zealand; Swiss-French human resources provider and temporary staffing firm Adecco Group; and Australian mining company Fortescue. The Fund was overweight all three stocks mainly due to their attractive dividend yields and/or risk metrics.

  The Fund was hurt by its bias toward stocks with higher dividend yields, as the performance of these stocks generally lagged the Index.

Goldman Sachs International Equity Dividend and Premium Fund

Class A

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class A (including sales charges)	Class A (excluding sales charges)	Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged)	MSCI EAFE Index (Net, USD, Unhedged)
12/14	$9,450	$10,000	$10,000	$10,000
12/15	$8,996	$9,520	$9,685	$9,919
12/16	$9,056	$9,583	$9,887	$10,018
12/17	$11,171	$11,821	$10,618	$12,526
12/18	$9,681	$10,244	$10,490	$10,798
12/19	$11,077	$11,722	$11,208	$13,175
12/20	$11,180	$11,831	$12,238	$14,205
12/21	$12,179	$12,888	$11,662	$15,805
12/22	$10,926	$11,562	$9,767	$13,521
12/23	$12,665	$13,402	$10,325	$15,987
12/24	$12,344	$13,063	$10,151	$16,598

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class A	-2.53%	2.19%	2.71%
Class A including sales charges	-7.94%	1.05%	2.12%
Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged)	-1.69%	-1.96%	0.15%
MSCI EAFE Index (Net, USD, Unhedged)	3.82%	4.72%	5.19%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs International Equity Dividend and Premium Fund

Class A

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$150,353,934
# of Portfolio Holdings	306
Portfolio Turnover Rate	12%
Total Net Advisory Fees Paid	$1,251,314

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-526-7384.

Effective April 29, 2024, the Fund changed its 80% investment policy to remove the reference to the market capitalization range of a third-party index. This change did not materially impact the market capitalizations of the companies in which the Fund invests under its 80% investment policy.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	21.9%
Industrials	16.1%
Health Care	11.0%
Consumer Discretionary	10.7%
Information Technology	7.6%
Materials	7.2%
Consumer Staples	7.1%
Communication Services	4.9%
Utilities	3.9%
Other	4.6%

Goldman Sachs International Equity Dividend and Premium Fund

Class A

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

     The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any reprsentation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recomment or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

     Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

     Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

     The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs International Equity Dividend and Premium Fund

38144N486-AR-1224

Class A

Annual Shareholder Report

December 31, 2024

Goldman Sachs International Equity Dividend and Premium Fund

GIDCX: Class C

Fund Overview

This annual shareholder report contains important information about Goldman Sachs International Equity Dividend and Premium Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$191	1.94%

How did the Fund perform and what affected its performance?

International equities were volatile but positive as waning inflation led some central banks to ease monetary policy. Also boosting sentiment was generally positive economic data, solid corporate earnings, Artificial Intelligence excitement and China’s economic stimulus. Increased trade tariff worries and recession concerns weighed on markets.

Top Contributors to Performance:

  Stock selection in the information technology, consumer staples and energy sectors added to the Fund’s performance versus its benchmark, the MSCI EAFE Index (Index).

  In terms of individual stock holdings, the Fund benefited from overweight positions compared to the Index in HSBC Holdings, a British bank and financial services group; CRH, an Ireland-headquartered manufacturer and supplier of building materials, products and solutions; and Intesa Sanpaolo, an Italian international banking group. The attractive dividend yield and/or risk metrics of all three stocks drove the Fund’s overweight positioning.

  The Fund’s dividend yield served to enhance its quarterly net income distributions.

Top Detractors from Performance:

  The sale of call options on the Index detracted from the Fund’s total return given that the Index appreciated during the annual period. Although the Fund retained the premium it received from the sale of the call options, the premiums did not exceed the difference in the value of the Index, as call options were exercised.

  On a sector level, stock selection in industrials and, to a lesser extent, financials and consumer discretionary diminished the Fund’s relative returns.

  Regarding individual holdings, the Fund was hampered by overweight positions in telecommunications company Spark New Zealand; Swiss-French human resources provider and temporary staffing firm Adecco Group; and Australian mining company Fortescue. The Fund was overweight all three stocks mainly due to their attractive dividend yields and/or risk metrics.

  The Fund was hurt by its bias toward stocks with higher dividend yields, as the performance of these stocks generally lagged the Index.

Goldman Sachs International Equity Dividend and Premium Fund

Class C

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class C (including sales charges)	Class C (excluding sales charges)	Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged)	MSCI EAFE Index (Net, USD, Unhedged)
12/14	$9,900	$10,000	$10,000	$10,000
12/15	$9,347	$9,441	$9,685	$9,919
12/16	$9,327	$9,421	$9,887	$10,018
12/17	$11,426	$11,541	$10,618	$12,526
12/18	$9,825	$9,924	$10,490	$10,798
12/19	$11,155	$11,268	$11,208	$13,175
12/20	$11,175	$11,288	$12,238	$14,205
12/21	$12,094	$12,216	$11,662	$15,805
12/22	$10,765	$10,873	$9,767	$13,521
12/23	$12,378	$12,503	$10,325	$15,987
12/24	$11,977	$12,098	$10,151	$16,598

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class C	-3.24%	1.43%	1.92%
Class C including sales charges	-4.20%	1.43%	1.92%
Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged)	-1.69%	-1.96%	0.15%
MSCI EAFE Index (Net, USD, Unhedged)	3.82%	4.72%	5.19%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs International Equity Dividend and Premium Fund

Class C

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$150,353,934
# of Portfolio Holdings	306
Portfolio Turnover Rate	12%
Total Net Advisory Fees Paid	$1,251,314

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-526-7384.

Effective April 29, 2024, the Fund changed its 80% investment policy to remove the reference to the market capitalization range of a third-party index. This change did not materially impact the market capitalizations of the companies in which the Fund invests under its 80% investment policy.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	21.9%
Industrials	16.1%
Health Care	11.0%
Consumer Discretionary	10.7%
Information Technology	7.6%
Materials	7.2%
Consumer Staples	7.1%
Communication Services	4.9%
Utilities	3.9%
Other	4.6%

Goldman Sachs International Equity Dividend and Premium Fund

Class C

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

     The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any reprsentation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recomment or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

     Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

     Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

     The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs International Equity Dividend and Premium Fund

38144N478-AR-1224

Class C

Annual Shareholder Report

December 31, 2024

Goldman Sachs International Equity Dividend and Premium Fund

GGHPX: Class P

Fund Overview

This annual shareholder report contains important information about Goldman Sachs International Equity Dividend and Premium Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
P	$88	0.89%

How did the Fund perform and what affected its performance?

International equities were volatile but positive as waning inflation led some central banks to ease monetary policy. Also boosting sentiment was generally positive economic data, solid corporate earnings, Artificial Intelligence excitement and China’s economic stimulus. Increased trade tariff worries and recession concerns weighed on markets.

Top Contributors to Performance:

  Stock selection in the information technology, consumer staples and energy sectors added to the Fund’s performance versus its benchmark, the MSCI EAFE Index (Index).

  In terms of individual stock holdings, the Fund benefited from overweight positions compared to the Index in HSBC Holdings, a British bank and financial services group; CRH, an Ireland-headquartered manufacturer and supplier of building materials, products and solutions; and Intesa Sanpaolo, an Italian international banking group. The attractive dividend yield and/or risk metrics of all three stocks drove the Fund’s overweight positioning.

  The Fund’s dividend yield served to enhance its quarterly net income distributions.

Top Detractors from Performance:

  The sale of call options on the Index detracted from the Fund’s total return given that the Index appreciated during the annual period. Although the Fund retained the premium it received from the sale of the call options, the premiums did not exceed the difference in the value of the Index, as call options were exercised.

  On a sector level, stock selection in industrials and, to a lesser extent, financials and consumer discretionary diminished the Fund’s relative returns.

  Regarding individual holdings, the Fund was hampered by overweight positions in telecommunications company Spark New Zealand; Swiss-French human resources provider and temporary staffing firm Adecco Group; and Australian mining company Fortescue. The Fund was overweight all three stocks mainly due to their attractive dividend yields and/or risk metrics.

  The Fund was hurt by its bias toward stocks with higher dividend yields, as the performance of these stocks generally lagged the Index.

Goldman Sachs International Equity Dividend and Premium Fund

Class P

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class P	Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged)	MSCI EAFE Index (Net, USD, Unhedged)
04/18	$10,000	$10,000	$10,000
12/18	$8,565	$9,742	$8,548
12/19	$9,835	$10,409	$10,429
12/20	$9,967	$11,366	$11,245
12/21	$10,901	$10,831	$12,511
12/22	$9,814	$9,071	$10,703
12/23	$11,398	$9,589	$12,656
12/24	$11,154	$9,427	$13,139

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 4/17/18
Class P	-2.14%	2.54%	1.64%
Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged)	-1.69%	-1.96%	-0.87%
MSCI EAFE Index (Net, USD, Unhedged)	3.82%	4.72%	4.15%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs International Equity Dividend and Premium Fund

Class P

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$150,353,934
# of Portfolio Holdings	306
Portfolio Turnover Rate	12%
Total Net Advisory Fees Paid	$1,251,314

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective April 29, 2024, the Fund changed its 80% investment policy to remove the reference to the market capitalization range of a third-party index. This change did not materially impact the market capitalizations of the companies in which the Fund invests under its 80% investment policy.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	21.9%
Industrials	16.1%
Health Care	11.0%
Consumer Discretionary	10.7%
Information Technology	7.6%
Materials	7.2%
Consumer Staples	7.1%
Communication Services	4.9%
Utilities	3.9%
Other	4.6%

Goldman Sachs International Equity Dividend and Premium Fund

Class P

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

     The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any reprsentation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recomment or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

     Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

     Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

     The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs International Equity Dividend and Premium Fund

38150B616-AR-1224

Class P

Annual Shareholder Report

December 31, 2024

Goldman Sachs International Equity Dividend and Premium Fund

GIDUX: Class R6

Fund Overview

This annual shareholder report contains important information about Goldman Sachs International Equity Dividend and Premium Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$88	0.89%

How did the Fund perform and what affected its performance?

International equities were volatile but positive as waning inflation led some central banks to ease monetary policy. Also boosting sentiment was generally positive economic data, solid corporate earnings, Artificial Intelligence excitement and China’s economic stimulus. Increased trade tariff worries and recession concerns weighed on markets.

Top Contributors to Performance:

  Stock selection in the information technology, consumer staples and energy sectors added to the Fund’s performance versus its benchmark, the MSCI EAFE Index (Index).

  In terms of individual stock holdings, the Fund benefited from overweight positions compared to the Index in HSBC Holdings, a British bank and financial services group; CRH, an Ireland-headquartered manufacturer and supplier of building materials, products and solutions; and Intesa Sanpaolo, an Italian international banking group. The attractive dividend yield and/or risk metrics of all three stocks drove the Fund’s overweight positioning.

  The Fund’s dividend yield served to enhance its quarterly net income distributions.

Top Detractors from Performance:

  The sale of call options on the Index detracted from the Fund’s total return given that the Index appreciated during the annual period. Although the Fund retained the premium it received from the sale of the call options, the premiums did not exceed the difference in the value of the Index, as call options were exercised.

  On a sector level, stock selection in industrials and, to a lesser extent, financials and consumer discretionary diminished the Fund’s relative returns.

  Regarding individual holdings, the Fund was hampered by overweight positions in telecommunications company Spark New Zealand; Swiss-French human resources provider and temporary staffing firm Adecco Group; and Australian mining company Fortescue. The Fund was overweight all three stocks mainly due to their attractive dividend yields and/or risk metrics.

  The Fund was hurt by its bias toward stocks with higher dividend yields, as the performance of these stocks generally lagged the Index.

Goldman Sachs International Equity Dividend and Premium Fund

Class R6

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class R6	Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged)	MSCI EAFE Index (Net, USD, Unhedged)
04/18	$10,000	$10,000	$10,000
12/18	$8,675	$9,906	$8,560
12/19	$9,963	$10,584	$10,444
12/20	$10,097	$11,557	$11,261
12/21	$11,044	$11,013	$12,529
12/22	$9,941	$9,223	$10,718
12/23	$11,548	$9,750	$12,673
12/24	$11,301	$9,586	$13,157

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 4/30/18
Class R6	-2.14%	2.55%	1.85%
Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged)	-1.69%	-1.96%	-0.63%
MSCI EAFE Index (Net, USD, Unhedged)	3.82%	4.72%	4.19%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs International Equity Dividend and Premium Fund

Class R6

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$150,353,934
# of Portfolio Holdings	306
Portfolio Turnover Rate	12%
Total Net Advisory Fees Paid	$1,251,314

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective April 29, 2024, the Fund changed its 80% investment policy to remove the reference to the market capitalization range of a third-party index. This change did not materially impact the market capitalizations of the companies in which the Fund invests under its 80% investment policy.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	21.9%
Industrials	16.1%
Health Care	11.0%
Consumer Discretionary	10.7%
Information Technology	7.6%
Materials	7.2%
Consumer Staples	7.1%
Communication Services	4.9%
Utilities	3.9%
Other	4.6%

Goldman Sachs International Equity Dividend and Premium Fund

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

     The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any reprsentation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recomment or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

     Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

     Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

     The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs International Equity Dividend and Premium Fund

38150C507-AR-1224

Class R6

Annual Shareholder Report

December 31, 2024

Goldman Sachs International Equity Dividend and Premium Fund

GIDHX: Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs International Equity Dividend and Premium Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$89	0.90%

How did the Fund perform and what affected its performance?

International equities were volatile but positive as waning inflation led some central banks to ease monetary policy. Also boosting sentiment was generally positive economic data, solid corporate earnings, Artificial Intelligence excitement and China’s economic stimulus. Increased trade tariff worries and recession concerns weighed on markets.

Top Contributors to Performance:

  Stock selection in the information technology, consumer staples and energy sectors added to the Fund’s performance versus its benchmark, the MSCI EAFE Index (Index).

  In terms of individual stock holdings, the Fund benefited from overweight positions compared to the Index in HSBC Holdings, a British bank and financial services group; CRH, an Ireland-headquartered manufacturer and supplier of building materials, products and solutions; and Intesa Sanpaolo, an Italian international banking group. The attractive dividend yield and/or risk metrics of all three stocks drove the Fund’s overweight positioning.

  The Fund’s dividend yield served to enhance its quarterly net income distributions.

Top Detractors from Performance:

  The sale of call options on the Index detracted from the Fund’s total return given that the Index appreciated during the annual period. Although the Fund retained the premium it received from the sale of the call options, the premiums did not exceed the difference in the value of the Index, as call options were exercised.

  On a sector level, stock selection in industrials and, to a lesser extent, financials and consumer discretionary diminished the Fund’s relative returns.

  Regarding individual holdings, the Fund was hampered by overweight positions in telecommunications company Spark New Zealand; Swiss-French human resources provider and temporary staffing firm Adecco Group; and Australian mining company Fortescue. The Fund was overweight all three stocks mainly due to their attractive dividend yields and/or risk metrics.

  The Fund was hurt by its bias toward stocks with higher dividend yields, as the performance of these stocks generally lagged the Index.

Goldman Sachs International Equity Dividend and Premium Fund

Institutional Class

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional Shares	Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged)	MSCI EAFE Index (Net, USD, Unhedged)
12/14	$1,000,000	$1,000,000	$1,000,000
12/15	$955,800	$968,458	$991,900
12/16	$964,593	$988,659	$1,001,819
12/17	$1,194,649	$1,061,770	$1,252,574
12/18	$1,039,822	$1,049,030	$1,079,844
12/19	$1,193,924	$1,120,780	$1,317,518
12/20	$1,208,132	$1,223,822	$1,420,548
12/21	$1,321,455	$1,166,218	$1,580,502
12/22	$1,189,441	$976,725	$1,352,119
12/23	$1,381,536	$1,032,546	$1,598,746
12/24	$1,351,833	$1,015,105	$1,659,818

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Institutional Shares	-2.15%	2.51%	3.06%
Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged)	-1.69%	-1.96%	0.15%
MSCI EAFE Index (Net, USD, Unhedged)	3.82%	4.72%	5.19%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs International Equity Dividend and Premium Fund

Institutional Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$150,353,934
# of Portfolio Holdings	306
Portfolio Turnover Rate	12%
Total Net Advisory Fees Paid	$1,251,314

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective April 29, 2024, the Fund changed its 80% investment policy to remove the reference to the market capitalization range of a third-party index. This change did not materially impact the market capitalizations of the companies in which the Fund invests under its 80% investment policy.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	21.9%
Industrials	16.1%
Health Care	11.0%
Consumer Discretionary	10.7%
Information Technology	7.6%
Materials	7.2%
Consumer Staples	7.1%
Communication Services	4.9%
Utilities	3.9%
Other	4.6%

Goldman Sachs International Equity Dividend and Premium Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

     The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any reprsentation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recomment or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

     Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

     Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

     The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs International Equity Dividend and Premium Fund

38144N494-AR-1224

Institutional Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs International Equity Dividend and Premium Fund

GIRVX: Investor Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs International Equity Dividend and Premium Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$94	0.95%

How did the Fund perform and what affected its performance?

International equities were volatile but positive as waning inflation led some central banks to ease monetary policy. Also boosting sentiment was generally positive economic data, solid corporate earnings, Artificial Intelligence excitement and China’s economic stimulus. Increased trade tariff worries and recession concerns weighed on markets.

Top Contributors to Performance:

  Stock selection in the information technology, consumer staples and energy sectors added to the Fund’s performance versus its benchmark, the MSCI EAFE Index (Index).

  In terms of individual stock holdings, the Fund benefited from overweight positions compared to the Index in HSBC Holdings, a British bank and financial services group; CRH, an Ireland-headquartered manufacturer and supplier of building materials, products and solutions; and Intesa Sanpaolo, an Italian international banking group. The attractive dividend yield and/or risk metrics of all three stocks drove the Fund’s overweight positioning.

  The Fund’s dividend yield served to enhance its quarterly net income distributions.

Top Detractors from Performance:

  The sale of call options on the Index detracted from the Fund’s total return given that the Index appreciated during the annual period. Although the Fund retained the premium it received from the sale of the call options, the premiums did not exceed the difference in the value of the Index, as call options were exercised.

  On a sector level, stock selection in industrials and, to a lesser extent, financials and consumer discretionary diminished the Fund’s relative returns.

  Regarding individual holdings, the Fund was hampered by overweight positions in telecommunications company Spark New Zealand; Swiss-French human resources provider and temporary staffing firm Adecco Group; and Australian mining company Fortescue. The Fund was overweight all three stocks mainly due to their attractive dividend yields and/or risk metrics.

  The Fund was hurt by its bias toward stocks with higher dividend yields, as the performance of these stocks generally lagged the Index.

Goldman Sachs International Equity Dividend and Premium Fund

Investor Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Investor Shares	Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged)	MSCI EAFE Index (Net, USD, Unhedged)
12/14	$10,000	$10,000	$10,000
12/15	$9,531	$9,685	$9,919
12/16	$9,623	$9,887	$10,018
12/17	$11,891	$10,618	$12,526
12/18	$10,334	$10,490	$10,798
12/19	$11,854	$11,208	$13,175
12/20	$11,996	$12,238	$14,205
12/21	$13,094	$11,662	$15,805
12/22	$11,773	$9,767	$13,521
12/23	$13,671	$10,325	$15,987
12/24	$13,350	$10,151	$16,598

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Investor Shares	-2.35%	2.40%	2.93%
Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged)	-1.69%	-1.96%	0.15%
MSCI EAFE Index (Net, USD, Unhedged)	3.82%	4.72%	5.19%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs International Equity Dividend and Premium Fund

Investor Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$150,353,934
# of Portfolio Holdings	306
Portfolio Turnover Rate	12%
Total Net Advisory Fees Paid	$1,251,314

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective April 29, 2024, the Fund changed its 80% investment policy to remove the reference to the market capitalization range of a third-party index. This change did not materially impact the market capitalizations of the companies in which the Fund invests under its 80% investment policy.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	21.9%
Industrials	16.1%
Health Care	11.0%
Consumer Discretionary	10.7%
Information Technology	7.6%
Materials	7.2%
Consumer Staples	7.1%
Communication Services	4.9%
Utilities	3.9%
Other	4.6%

Goldman Sachs International Equity Dividend and Premium Fund

Investor Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

     The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any reprsentation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recomment or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

     Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

     Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

     The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs International Equity Dividend and Premium Fund

38145C547-AR-1224

Investor Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs U.S. Equity Dividend and Premium Fund

GSPAX: Class A

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Equity Dividend and Premium Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$111	1.00%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile but strong amid a soft economic landing, disinflation, Artificial Intelligence excitement, favorable corporate earnings, a shift to monetary policy easing and anticipated tax cuts after the U.S. elections. In December, the Federal Reserve stated future rate cuts would likely come more slowly, dampening market returns.

To Contributors to Performance:

  The Fund’s bias toward stocks with higher dividend yields added to its performance, as these stocks generally outperformed the Fund’s benchmark, the S&P 500 Index (Index).

  The Fund’s dividend yield served to enhance its quarterly net income distributions.

  On a sector level, stock selection in energy and, to a lesser extent, health care and consumer staples contributed positively to relative returns.

  Regarding individual holdings, the Fund was helped by its overweight positions versus the Index in NVIDIA, a semiconductor company; Kinder Morgan, an energy infrastructure company; and Broadcom, a developer, manufacturer and supplier of semiconductors and infrastructure software products. The Fund was overweight all three stocks largely because of their attractive dividend yields and/or risk metrics.

Top Detractors From Performance:

  The sale of call options on the Index detracted from the Fund’s total return given that the Index appreciated during the annual period. Although the Fund retained the premium it received from the sale of the call options, the premiums did not exceed the difference in the value of the Index, as call options were exercised.

  In terms of sectors, stock selection in industrials and communication services held back the Fund’s relative performance.

  As for individual holdings, the Fund was hurt by overweight positions compared to the Index in Dow, which provides materials science solutions for packaging, infrastructure, mobility and consumer applications; LyondellBasell Industries, which manufactures and sells plastics, petrochemicals and basic chemicals; and Frankin Resources, an investment manager. The Fund was overweight all three stocks due primarily to their attractive dividend yields and/or risk metrics.

Goldman Sachs U.S. Equity Dividend and Premium Fund

Class A

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class A (including sales charges)	Class A (excluding sales charges)	Bloomberg U.S. Aggregate Bond Index	S&P 500® Index
12/14	$9,450	$10,000	$10,000	$10,000
12/15	$9,647	$10,208	$10,055	$10,138
12/16	$10,877	$11,511	$10,321	$11,351
12/17	$12,491	$13,218	$10,687	$13,828
12/18	$11,662	$12,341	$10,688	$13,223
12/19	$14,534	$15,380	$11,620	$17,386
12/20	$16,519	$17,481	$12,492	$20,586
12/21	$20,223	$21,400	$12,299	$26,496
12/22	$17,222	$18,224	$10,699	$21,697
12/23	$20,845	$22,058	$11,291	$27,402
12/24	$25,406	$26,885	$11,432	$34,257

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class A	21.88%	11.80%	10.39%
Class A including sales charges	15.18%	10.55%	9.77%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%
S&P 500® Index	25.02%	14.51%	13.09%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs U.S. Equity Dividend and Premium Fund

Class A

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$3,533,122,969
# of Portfolio Holdings	227
Portfolio Turnover Rate	23%
Total Net Advisory Fees Paid	$21,513,794

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-526-7384.

Effective April 29, 2024, the Fund changed its 80% investment policy to remove the reference to the market capitalization range of a third-party index. This change did not materially impact the market capitalizations of the companies in which the Fund invests under its 80% investment policy.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	32.1%
Financials	12.5%
Consumer Discretionary	10.9%
Communication Services	10.2%
Health Care	10.1%
Industrials	7.0%
Consumer Staples	5.8%
Energy	3.7%
Utilities	2.4%
Other	6.1%

Goldman Sachs U.S. Equity Dividend and Premium Fund

Class A

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs U.S. Equity Dividend and Premium Fund

38143H712-AR-1224

Class A

Annual Shareholder Report

December 31, 2024

Goldman Sachs U.S. Equity Dividend and Premium Fund

GSPQX: Class C

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Equity Dividend and Premium Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$193	1.75%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile but strong amid a soft economic landing, disinflation, Artificial Intelligence excitement, favorable corporate earnings, a shift to monetary policy easing and anticipated tax cuts after the U.S. elections. In December, the Federal Reserve stated future rate cuts would likely come more slowly, dampening market returns.

To Contributors to Performance:

  The Fund’s bias toward stocks with higher dividend yields added to its performance, as these stocks generally outperformed the Fund’s benchmark, the S&P 500 Index (Index).

  The Fund’s dividend yield served to enhance its quarterly net income distributions.

  On a sector level, stock selection in energy and, to a lesser extent, health care and consumer staples contributed positively to relative returns.

  Regarding individual holdings, the Fund was helped by its overweight positions versus the Index in NVIDIA, a semiconductor company; Kinder Morgan, an energy infrastructure company; and Broadcom, a developer, manufacturer and supplier of semiconductors and infrastructure software products. The Fund was overweight all three stocks largely because of their attractive dividend yields and/or risk metrics.

Top Detractors From Performance:

  The sale of call options on the Index detracted from the Fund’s total return given that the Index appreciated during the annual period. Although the Fund retained the premium it received from the sale of the call options, the premiums did not exceed the difference in the value of the Index, as call options were exercised.

  In terms of sectors, stock selection in industrials and communication services held back the Fund’s relative performance.

  As for individual holdings, the Fund was hurt by overweight positions compared to the Index in Dow, which provides materials science solutions for packaging, infrastructure, mobility and consumer applications; LyondellBasell Industries, which manufactures and sells plastics, petrochemicals and basic chemicals; and Frankin Resources, an investment manager. The Fund was overweight all three stocks due primarily to their attractive dividend yields and/or risk metrics.

Goldman Sachs U.S. Equity Dividend and Premium Fund

Class C

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class C (including sales charges)	Class C (excluding sales charges)	Bloomberg U.S. Aggregate Bond Index	S&P 500® Index
12/14	$9,900	$10,000	$10,000	$10,000
12/15	$10,025	$10,126	$10,055	$10,138
12/16	$11,223	$11,336	$10,321	$11,351
12/17	$12,793	$12,922	$10,687	$13,828
12/18	$11,849	$11,968	$10,688	$13,223
12/19	$14,659	$14,807	$11,620	$17,386
12/20	$16,544	$16,711	$12,492	$20,586
12/21	$20,098	$20,301	$12,299	$26,496
12/22	$16,987	$17,158	$10,699	$21,697
12/23	$20,405	$20,611	$11,291	$27,402
12/24	$24,681	$24,931	$11,432	$34,257

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class C	20.96%	10.97%	9.56%
Class C including sales charges	19.90%	10.97%	9.56%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%
S&P 500® Index	25.02%	14.51%	13.09%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs U.S. Equity Dividend and Premium Fund

Class C

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$3,533,122,969
# of Portfolio Holdings	227
Portfolio Turnover Rate	23%
Total Net Advisory Fees Paid	$21,513,794

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-526-7384.

Effective April 29, 2024, the Fund changed its 80% investment policy to remove the reference to the market capitalization range of a third-party index. This change did not materially impact the market capitalizations of the companies in which the Fund invests under its 80% investment policy.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	32.1%
Financials	12.5%
Consumer Discretionary	10.9%
Communication Services	10.2%
Health Care	10.1%
Industrials	7.0%
Consumer Staples	5.8%
Energy	3.7%
Utilities	2.4%
Other	6.1%

Goldman Sachs U.S. Equity Dividend and Premium Fund

Class C

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs U.S. Equity Dividend and Premium Fund

38143H696-AR-1224

Class C

Annual Shareholder Report

December 31, 2024

Goldman Sachs U.S. Equity Dividend and Premium Fund

GSFPX: Class P

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Equity Dividend and Premium Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
P	$74	0.67%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile but strong amid a soft economic landing, disinflation, Artificial Intelligence excitement, favorable corporate earnings, a shift to monetary policy easing and anticipated tax cuts after the U.S. elections. In December, the Federal Reserve stated future rate cuts would likely come more slowly, dampening market returns.

To Contributors to Performance:

  The Fund’s bias toward stocks with higher dividend yields added to its performance, as these stocks generally outperformed the Fund’s benchmark, the S&P 500 Index (Index).

  The Fund’s dividend yield served to enhance its quarterly net income distributions.

  On a sector level, stock selection in energy and, to a lesser extent, health care and consumer staples contributed positively to relative returns.

  Regarding individual holdings, the Fund was helped by its overweight positions versus the Index in NVIDIA, a semiconductor company; Kinder Morgan, an energy infrastructure company; and Broadcom, a developer, manufacturer and supplier of semiconductors and infrastructure software products. The Fund was overweight all three stocks largely because of their attractive dividend yields and/or risk metrics.

Top Detractors From Performance:

  The sale of call options on the Index detracted from the Fund’s total return given that the Index appreciated during the annual period. Although the Fund retained the premium it received from the sale of the call options, the premiums did not exceed the difference in the value of the Index, as call options were exercised.

  In terms of sectors, stock selection in industrials and communication services held back the Fund’s relative performance.

  As for individual holdings, the Fund was hurt by overweight positions compared to the Index in Dow, which provides materials science solutions for packaging, infrastructure, mobility and consumer applications; LyondellBasell Industries, which manufactures and sells plastics, petrochemicals and basic chemicals; and Frankin Resources, an investment manager. The Fund was overweight all three stocks due primarily to their attractive dividend yields and/or risk metrics.

Goldman Sachs U.S. Equity Dividend and Premium Fund

Class P

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class P	Bloomberg U.S. Aggregate Bond Index	S&P 500® Index
04/18	$10,000	$10,000	$10,000
12/18	$9,327	$10,225	$9,394
12/19	$11,665	$11,117	$12,352
12/20	$13,309	$11,951	$14,625
12/21	$16,361	$11,767	$18,824
12/22	$13,974	$10,236	$15,415
12/23	$16,970	$10,802	$19,467
12/24	$20,740	$10,937	$24,338

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 4/17/18
Class P	22.22%	12.18%	11.48%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.34%
S&P 500® Index	25.02%	14.51%	14.16%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs U.S. Equity Dividend and Premium Fund

Class P

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$3,533,122,969
# of Portfolio Holdings	227
Portfolio Turnover Rate	23%
Total Net Advisory Fees Paid	$21,513,794

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective April 29, 2024, the Fund changed its 80% investment policy to remove the reference to the market capitalization range of a third-party index. This change did not materially impact the market capitalizations of the companies in which the Fund invests under its 80% investment policy.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	32.1%
Financials	12.5%
Consumer Discretionary	10.9%
Communication Services	10.2%
Health Care	10.1%
Industrials	7.0%
Consumer Staples	5.8%
Energy	3.7%
Utilities	2.4%
Other	6.1%

Goldman Sachs U.S. Equity Dividend and Premium Fund

Class P

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs U.S. Equity Dividend and Premium Fund

38150B194-AR-1224

Class P

Annual Shareholder Report

December 31, 2024

Goldman Sachs U.S. Equity Dividend and Premium Fund

GIDWX: Class R6

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Equity Dividend and Premium Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$74	0.67%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile but strong amid a soft economic landing, disinflation, Artificial Intelligence excitement, favorable corporate earnings, a shift to monetary policy easing and anticipated tax cuts after the U.S. elections. In December, the Federal Reserve stated future rate cuts would likely come more slowly, dampening market returns.

To Contributors to Performance:

  The Fund’s bias toward stocks with higher dividend yields added to its performance, as these stocks generally outperformed the Fund’s benchmark, the S&P 500 Index (Index).

  The Fund’s dividend yield served to enhance its quarterly net income distributions.

  On a sector level, stock selection in energy and, to a lesser extent, health care and consumer staples contributed positively to relative returns.

  Regarding individual holdings, the Fund was helped by its overweight positions versus the Index in NVIDIA, a semiconductor company; Kinder Morgan, an energy infrastructure company; and Broadcom, a developer, manufacturer and supplier of semiconductors and infrastructure software products. The Fund was overweight all three stocks largely because of their attractive dividend yields and/or risk metrics.

Top Detractors From Performance:

  The sale of call options on the Index detracted from the Fund’s total return given that the Index appreciated during the annual period. Although the Fund retained the premium it received from the sale of the call options, the premiums did not exceed the difference in the value of the Index, as call options were exercised.

  In terms of sectors, stock selection in industrials and communication services held back the Fund’s relative performance.

  As for individual holdings, the Fund was hurt by overweight positions compared to the Index in Dow, which provides materials science solutions for packaging, infrastructure, mobility and consumer applications; LyondellBasell Industries, which manufactures and sells plastics, petrochemicals and basic chemicals; and Frankin Resources, an investment manager. The Fund was overweight all three stocks due primarily to their attractive dividend yields and/or risk metrics.

Goldman Sachs U.S. Equity Dividend and Premium Fund

Class R6

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Class R6	Bloomberg U.S. Aggregate Bond Index	S&P 500® Index
04/18	$10,000	$10,000	$10,000
12/18	$9,522	$10,225	$9,598
12/19	$11,911	$11,117	$12,620
12/20	$13,600	$11,951	$14,943
12/21	$16,708	$11,767	$19,233
12/22	$14,280	$10,236	$15,750
12/23	$17,330	$10,802	$19,890
12/24	$21,197	$10,937	$24,867

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 4/30/18
Class R6	22.31%	12.20%	11.90%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%
S&P 500® Index	25.02%	14.51%	14.61%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs U.S. Equity Dividend and Premium Fund

Class R6

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$3,533,122,969
# of Portfolio Holdings	227
Portfolio Turnover Rate	23%
Total Net Advisory Fees Paid	$21,513,794

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective April 29, 2024, the Fund changed its 80% investment policy to remove the reference to the market capitalization range of a third-party index. This change did not materially impact the market capitalizations of the companies in which the Fund invests under its 80% investment policy.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	32.1%
Financials	12.5%
Consumer Discretionary	10.9%
Communication Services	10.2%
Health Care	10.1%
Industrials	7.0%
Consumer Staples	5.8%
Energy	3.7%
Utilities	2.4%
Other	6.1%

Goldman Sachs U.S. Equity Dividend and Premium Fund

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs U.S. Equity Dividend and Premium Fund

38150C804-AR-1224

Class R6

Annual Shareholder Report

December 31, 2024

Goldman Sachs U.S. Equity Dividend and Premium Fund

GSPKX: Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Equity Dividend and Premium Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$76	0.68%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile but strong amid a soft economic landing, disinflation, Artificial Intelligence excitement, favorable corporate earnings, a shift to monetary policy easing and anticipated tax cuts after the U.S. elections. In December, the Federal Reserve stated future rate cuts would likely come more slowly, dampening market returns.

To Contributors to Performance:

  The Fund’s bias toward stocks with higher dividend yields added to its performance, as these stocks generally outperformed the Fund’s benchmark, the S&P 500 Index (Index).

  The Fund’s dividend yield served to enhance its quarterly net income distributions.

  On a sector level, stock selection in energy and, to a lesser extent, health care and consumer staples contributed positively to relative returns.

  Regarding individual holdings, the Fund was helped by its overweight positions versus the Index in NVIDIA, a semiconductor company; Kinder Morgan, an energy infrastructure company; and Broadcom, a developer, manufacturer and supplier of semiconductors and infrastructure software products. The Fund was overweight all three stocks largely because of their attractive dividend yields and/or risk metrics.

Top Detractors From Performance:

  The sale of call options on the Index detracted from the Fund’s total return given that the Index appreciated during the annual period. Although the Fund retained the premium it received from the sale of the call options, the premiums did not exceed the difference in the value of the Index, as call options were exercised.

  In terms of sectors, stock selection in industrials and communication services held back the Fund’s relative performance.

  As for individual holdings, the Fund was hurt by overweight positions compared to the Index in Dow, which provides materials science solutions for packaging, infrastructure, mobility and consumer applications; LyondellBasell Industries, which manufactures and sells plastics, petrochemicals and basic chemicals; and Frankin Resources, an investment manager. The Fund was overweight all three stocks due primarily to their attractive dividend yields and/or risk metrics.

Goldman Sachs U.S. Equity Dividend and Premium Fund

Institutional Class

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Institutional Shares	Bloomberg U.S. Aggregate Bond Index	S&P 500® Index
12/14	$1,000,000	$1,000,000	$1,000,000
12/15	$1,024,900	$1,005,500	$1,013,800
12/16	$1,160,289	$1,032,121	$1,135,050
12/17	$1,337,930	$1,068,676	$1,382,832
12/18	$1,253,908	$1,068,798	$1,322,264
12/19	$1,568,137	$1,161,962	$1,738,645
12/20	$1,790,185	$1,249,186	$2,058,556
12/21	$2,198,705	$1,229,922	$2,649,567
12/22	$1,879,233	$1,069,908	$2,169,730
12/23	$2,280,262	$1,129,061	$2,740,152
12/24	$2,788,304	$1,143,177	$3,425,738

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Institutional Shares	22.28%	12.19%	10.79%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%
S&P 500® Index	25.02%	14.51%	13.09%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs U.S. Equity Dividend and Premium Fund

Institutional Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$3,533,122,969
# of Portfolio Holdings	227
Portfolio Turnover Rate	23%
Total Net Advisory Fees Paid	$21,513,794

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective April 29, 2024, the Fund changed its 80% investment policy to remove the reference to the market capitalization range of a third-party index. This change did not materially impact the market capitalizations of the companies in which the Fund invests under its 80% investment policy.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	32.1%
Financials	12.5%
Consumer Discretionary	10.9%
Communication Services	10.2%
Health Care	10.1%
Industrials	7.0%
Consumer Staples	5.8%
Energy	3.7%
Utilities	2.4%
Other	6.1%

Goldman Sachs U.S. Equity Dividend and Premium Fund

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs U.S. Equity Dividend and Premium Fund

38143H720-AR-1224

Institutional Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs U.S. Equity Dividend and Premium Fund

GVIRX: Investor Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs U.S. Equity Dividend and Premium Fund (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$83	0.75%

How did the Fund perform and what affected its performance?

The broad U.S. equity market was volatile but strong amid a soft economic landing, disinflation, Artificial Intelligence excitement, favorable corporate earnings, a shift to monetary policy easing and anticipated tax cuts after the U.S. elections. In December, the Federal Reserve stated future rate cuts would likely come more slowly, dampening market returns.

To Contributors to Performance:

  The Fund’s bias toward stocks with higher dividend yields added to its performance, as these stocks generally outperformed the Fund’s benchmark, the S&P 500 Index (Index).

  The Fund’s dividend yield served to enhance its quarterly net income distributions.

  On a sector level, stock selection in energy and, to a lesser extent, health care and consumer staples contributed positively to relative returns.

  Regarding individual holdings, the Fund was helped by its overweight positions versus the Index in NVIDIA, a semiconductor company; Kinder Morgan, an energy infrastructure company; and Broadcom, a developer, manufacturer and supplier of semiconductors and infrastructure software products. The Fund was overweight all three stocks largely because of their attractive dividend yields and/or risk metrics.

Top Detractors From Performance:

  The sale of call options on the Index detracted from the Fund’s total return given that the Index appreciated during the annual period. Although the Fund retained the premium it received from the sale of the call options, the premiums did not exceed the difference in the value of the Index, as call options were exercised.

  In terms of sectors, stock selection in industrials and communication services held back the Fund’s relative performance.

  As for individual holdings, the Fund was hurt by overweight positions compared to the Index in Dow, which provides materials science solutions for packaging, infrastructure, mobility and consumer applications; LyondellBasell Industries, which manufactures and sells plastics, petrochemicals and basic chemicals; and Frankin Resources, an investment manager. The Fund was overweight all three stocks due primarily to their attractive dividend yields and/or risk metrics.

Goldman Sachs U.S. Equity Dividend and Premium Fund

Investor Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Investor Shares	Bloomberg U.S. Aggregate Bond Index	S&P 500® Index
12/14	$10,000	$10,000	$10,000
12/15	$10,234	$10,055	$10,138
12/16	$11,560	$10,321	$11,351
12/17	$13,315	$10,687	$13,828
12/18	$12,454	$10,688	$13,223
12/19	$15,567	$11,620	$17,386
12/20	$17,737	$12,492	$20,586
12/21	$21,778	$12,299	$26,496
12/22	$18,598	$10,699	$21,697
12/23	$22,547	$11,291	$27,402
12/24	$27,547	$11,432	$34,257

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Investor Shares	22.18%	12.08%	10.65%
Bloomberg U.S. Aggregate Bond Index	1.25%	-0.33%	1.35%
S&P 500® Index	25.02%	14.51%	13.09%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs U.S. Equity Dividend and Premium Fund

Investor Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$3,533,122,969
# of Portfolio Holdings	227
Portfolio Turnover Rate	23%
Total Net Advisory Fees Paid	$21,513,794

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by April 29, 2025 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective April 29, 2024, the Fund changed its 80% investment policy to remove the reference to the market capitalization range of a third-party index. This change did not materially impact the market capitalizations of the companies in which the Fund invests under its 80% investment policy.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	32.1%
Financials	12.5%
Consumer Discretionary	10.9%
Communication Services	10.2%
Health Care	10.1%
Industrials	7.0%
Consumer Staples	5.8%
Energy	3.7%
Utilities	2.4%
Other	6.1%

Goldman Sachs U.S. Equity Dividend and Premium Fund

Investor Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs U.S. Equity Dividend and Premium Fund

38145C513-AR-1224

Investor Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs Balanced Strategy Portfolio

GIPAX: Class A

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Balanced Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$57	0.55%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio was helped by its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to its performance. The Fund was also aided by strategic allocations to fixed income.

  Regarding our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio benefited during the first half of the annual period from our view that it have increased exposure to equities.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks added to performance.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. Also outpacing their respective benchmark indices were the Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund.

Top Detractors from Performance:

  The Portfolio was hurt by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hampered in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic view that the Portfolio have greater exposure to five-year and 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Overall, our short-term dynamic views had a slightly negative impact on performance, with exposures to U.S. energy and health care stocks and to Mexican and Brazilian equities dampening results.

  Security selection within the underlying funds detracted from the Portfolio’s returns overall, with the Goldman Sachs Managed Futures Strategy Fund underperforming its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund also lagged their respective benchmark indices.

Goldman Sachs Balanced Strategy Portfolio

Class A

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
$24,185
$16,493
$15,409
$14,561
$12,201
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
Class A (including sales charges)
Class A (excluding sales charges)
Balanced Strategy Composite Index
MSCI® ACWI Index (Net, USD, Unhedged)
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)

	Class A (including sales charges)	Class A (excluding sales charges)	Balanced Strategy Composite Index	MSCI® ACWI Index (Net, USD, Unhedged)	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
12/14	$9,450	$10,000	$10,000	$10,000	$10,000
12/15	$9,365	$9,910	$9,984	$9,764	$10,102
12/16	$9,838	$10,410	$10,538	$10,531	$10,501
12/17	$10,939	$11,575	$11,705	$13,056	$10,819
12/18	$10,184	$10,777	$11,404	$11,827	$11,010
12/19	$11,736	$12,419	$13,166	$14,973	$11,915
12/20	$12,996	$13,753	$14,636	$17,407	$12,580
12/21	$13,975	$14,788	$15,559	$20,634	$12,405
12/22	$12,006	$12,705	$13,397	$16,845	$11,013
12/23	$13,455	$14,238	$15,143	$20,585	$11,800
12/24	$14,561	$15,409	$16,493	$24,185	$12,201

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class A	8.22%	4.40%	4.42%
Class A including sales charges	2.28%	3.23%	3.83%
Balanced Strategy Composite Index	8.89%	4.60%	5.13%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Balanced Strategy Portfolio

Class A

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$554,451,629
# of Portfolio Holdings	26
Portfolio Turnover Rate	29%
Total Net Advisory Fees Paid	$820,596

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Fixed Income	39.9%
Equity	23.5%
Dynamic	1.5%
Other	30.8%

Goldman Sachs Balanced Strategy Portfolio

Class A

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Balanced Strategy Portfolio

38142V688-AR-1224

Class A

Annual Shareholder Report

December 31, 2024

Goldman Sachs Balanced Strategy Portfolio

GIPCX: Class C

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Balanced Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$135	1.30%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio was helped by its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to its performance. The Fund was also aided by strategic allocations to fixed income.

  Regarding our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio benefited during the first half of the annual period from our view that it have increased exposure to equities.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks added to performance.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. Also outpacing their respective benchmark indices were the Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund.

Top Detractors from Performance:

  The Portfolio was hurt by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hampered in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic view that the Portfolio have greater exposure to five-year and 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Overall, our short-term dynamic views had a slightly negative impact on performance, with exposures to U.S. energy and health care stocks and to Mexican and Brazilian equities dampening results.

  Security selection within the underlying funds detracted from the Portfolio’s returns overall, with the Goldman Sachs Managed Futures Strategy Fund underperforming its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund also lagged their respective benchmark indices.

Goldman Sachs Balanced Strategy Portfolio

Class C

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$16,493
$14,279
$14,136
$12,201
Class C (including sales charges)
Class C (excluding sales charges)
Balanced Strategy Composite Index
MSCI® ACWI Index (Net, USD, Unhedged)
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)

	Class C (including sales charges)	Class C (excluding sales charges)	Balanced Strategy Composite Index	MSCI® ACWI Index (Net, USD, Unhedged)	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
12/14	$9,900	$10,000	$10,000	$10,000	$10,000
12/15	$9,737	$9,835	$9,984	$9,764	$10,102
12/16	$10,150	$10,253	$10,538	$10,531	$10,501
12/17	$11,196	$11,309	$11,705	$13,056	$10,819
12/18	$10,347	$10,452	$11,404	$11,827	$11,010
12/19	$11,827	$11,946	$13,166	$14,973	$11,915
12/20	$13,001	$13,133	$14,636	$17,407	$12,580
12/21	$13,876	$14,017	$15,559	$20,634	$12,405
12/22	$11,837	$11,956	$13,397	$16,845	$11,013
12/23	$13,167	$13,300	$15,143	$20,585	$11,800
12/24	$14,136	$14,279	$16,493	$24,185	$12,201

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class C	7.36%	3.63%	3.62%
Class C including sales charges	6.33%	3.63%	3.62%
Balanced Strategy Composite Index	8.89%	4.60%	5.13%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Balanced Strategy Portfolio

Class C

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$554,451,629
# of Portfolio Holdings	26
Portfolio Turnover Rate	29%
Total Net Advisory Fees Paid	$820,596

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Fixed Income	39.9%
Equity	23.5%
Dynamic	1.5%
Other	30.8%

Goldman Sachs Balanced Strategy Portfolio

Class C

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Balanced Strategy Portfolio

38142V662-AR-1224

Class C

Annual Shareholder Report

December 31, 2024

Goldman Sachs Balanced Strategy Portfolio

GAOPX: Class P

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Balanced Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
P	$19	0.18%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio was helped by its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to its performance. The Fund was also aided by strategic allocations to fixed income.

  Regarding our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio benefited during the first half of the annual period from our view that it have increased exposure to equities.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks added to performance.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. Also outpacing their respective benchmark indices were the Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund.

Top Detractors from Performance:

  The Portfolio was hurt by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hampered in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic view that the Portfolio have greater exposure to five-year and 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Overall, our short-term dynamic views had a slightly negative impact on performance, with exposures to U.S. energy and health care stocks and to Mexican and Brazilian equities dampening results.

  Security selection within the underlying funds detracted from the Portfolio’s returns overall, with the Goldman Sachs Managed Futures Strategy Fund underperforming its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund also lagged their respective benchmark indices.

Goldman Sachs Balanced Strategy Portfolio

Class P

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$20,000
$10,000
$0
04/18
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$14,087
$14,039
$13,656
$11,295
Class P
Balanced Strategy Composite Index
MSCI® ACWI Index (Net, USD, Unhedged)
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)

	Class P	Balanced Strategy Composite Index	MSCI® ACWI Index (Net, USD, Unhedged)	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
04/18	$10,000	$10,000	$10,000	$10,000
12/18	$9,333	$9,740	$9,707	$10,193
12/19	$10,797	$11,245	$11,207	$11,030
12/20	$12,004	$12,501	$12,458	$11,646
12/21	$12,958	$13,289	$13,244	$11,484
12/22	$11,176	$11,442	$11,403	$10,196
12/23	$12,572	$12,934	$12,890	$10,924
12/24	$13,656	$14,087	$14,039	$11,295

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 4/17/18
Class P	8.62%	4.80%	4.75%
Balanced Strategy Composite Index	8.89%	4.60%	5.24%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.43%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	1.83%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Balanced Strategy Portfolio

Class P

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$554,451,629
# of Portfolio Holdings	26
Portfolio Turnover Rate	29%
Total Net Advisory Fees Paid	$820,596

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Fixed Income	39.9%
Equity	23.5%
Dynamic	1.5%
Other	30.8%

Goldman Sachs Balanced Strategy Portfolio

Class P

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Balanced Strategy Portfolio

38150C408-AR-1224

Class P

Annual Shareholder Report

December 31, 2024

Goldman Sachs Balanced Strategy Portfolio

GIPRX: Class R

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Balanced Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R	$83	0.80%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio was helped by its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to its performance. The Fund was also aided by strategic allocations to fixed income.

  Regarding our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio benefited during the first half of the annual period from our view that it have increased exposure to equities.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks added to performance.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. Also outpacing their respective benchmark indices were the Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund.

Top Detractors from Performance:

  The Portfolio was hurt by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hampered in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic view that the Portfolio have greater exposure to five-year and 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Overall, our short-term dynamic views had a slightly negative impact on performance, with exposures to U.S. energy and health care stocks and to Mexican and Brazilian equities dampening results.

  Security selection within the underlying funds detracted from the Portfolio’s returns overall, with the Goldman Sachs Managed Futures Strategy Fund underperforming its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund also lagged their respective benchmark indices.

Goldman Sachs Balanced Strategy Portfolio

Class R

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$16,493
$15,050
$12,201
Class R
Balanced Strategy Composite Index
MSCI® ACWI Index (Net, USD, Unhedged)
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)

	Class R	Balanced Strategy Composite Index	MSCI® ACWI Index (Net, USD, Unhedged)	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
12/14	$10,000	$10,000	$10,000	$10,000
12/15	$9,877	$9,984	$9,764	$10,102
12/16	$10,375	$10,538	$10,531	$10,501
12/17	$11,496	$11,705	$13,056	$10,819
12/18	$10,684	$11,404	$11,827	$11,010
12/19	$12,280	$13,166	$14,973	$11,915
12/20	$13,559	$14,636	$17,407	$12,580
12/21	$14,552	$15,559	$20,634	$12,405
12/22	$12,471	$13,397	$16,845	$11,013
12/23	$13,939	$15,143	$20,585	$11,800
12/24	$15,050	$16,493	$24,185	$12,201

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class R	7.97%	4.15%	4.17%
Balanced Strategy Composite Index	8.89%	4.60%	5.13%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Balanced Strategy Portfolio

Class R

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$554,451,629
# of Portfolio Holdings	26
Portfolio Turnover Rate	29%
Total Net Advisory Fees Paid	$820,596

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Fixed Income	39.9%
Equity	23.5%
Dynamic	1.5%
Other	30.8%

Goldman Sachs Balanced Strategy Portfolio

Class R

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Balanced Strategy Portfolio

38145N816-AR-1224

Class R

Annual Shareholder Report

December 31, 2024

Goldman Sachs Balanced Strategy Portfolio

GIPUX: Class R6

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Balanced Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$19	0.18%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio was helped by its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to its performance. The Fund was also aided by strategic allocations to fixed income.

  Regarding our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio benefited during the first half of the annual period from our view that it have increased exposure to equities.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks added to performance.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. Also outpacing their respective benchmark indices were the Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund.

Top Detractors from Performance:

  The Portfolio was hurt by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hampered in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic view that the Portfolio have greater exposure to five-year and 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Overall, our short-term dynamic views had a slightly negative impact on performance, with exposures to U.S. energy and health care stocks and to Mexican and Brazilian equities dampening results.

  Security selection within the underlying funds detracted from the Portfolio’s returns overall, with the Goldman Sachs Managed Futures Strategy Fund underperforming its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund also lagged their respective benchmark indices.

Goldman Sachs Balanced Strategy Portfolio

Class R6

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
07/15
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$23,353
$16,205
$15,765
$12,129
Class R6
Balanced Strategy Composite Index
MSCI® ACWI Index (Net, USD, Unhedged)
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)

	Class R6	Balanced Strategy Composite Index	MSCI® ACWI Index (Net, USD, Unhedged)	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
07/15	$10,000	$10,000	$10,000	$10,000
12/15	$9,799	$9,809	$9,428	$10,042
12/16	$10,336	$10,354	$10,169	$10,439
12/17	$11,529	$11,500	$12,607	$10,755
12/18	$10,777	$11,205	$11,420	$10,945
12/19	$12,469	$12,936	$14,458	$11,844
12/20	$13,852	$14,381	$16,808	$12,505
12/21	$14,960	$15,288	$19,924	$12,331
12/22	$12,917	$13,163	$16,266	$10,948
12/23	$14,516	$14,879	$19,877	$11,730
12/24	$15,765	$16,205	$23,353	$12,129

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 7/31/15
Class R6	8.61%	4.80%	4.94%
Balanced Strategy Composite Index	8.89%	4.60%	5.25%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.41%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.07%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Balanced Strategy Portfolio

Class R6

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$554,451,629
# of Portfolio Holdings	26
Portfolio Turnover Rate	29%
Total Net Advisory Fees Paid	$820,596

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Fixed Income	39.9%
Equity	23.5%
Dynamic	1.5%
Other	30.8%

Goldman Sachs Balanced Strategy Portfolio

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Balanced Strategy Portfolio

38148U106-AR-1224

Class R6

Annual Shareholder Report

December 31, 2024

Goldman Sachs Balanced Strategy Portfolio

GIPIX: Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Balanced Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$20	0.19%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio was helped by its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to its performance. The Fund was also aided by strategic allocations to fixed income.

  Regarding our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio benefited during the first half of the annual period from our view that it have increased exposure to equities.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks added to performance.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. Also outpacing their respective benchmark indices were the Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund.

Top Detractors from Performance:

  The Portfolio was hurt by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hampered in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic view that the Portfolio have greater exposure to five-year and 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Overall, our short-term dynamic views had a slightly negative impact on performance, with exposures to U.S. energy and health care stocks and to Mexican and Brazilian equities dampening results.

  Security selection within the underlying funds detracted from the Portfolio’s returns overall, with the Goldman Sachs Managed Futures Strategy Fund underperforming its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund also lagged their respective benchmark indices.

Goldman Sachs Balanced Strategy Portfolio

Institutional Class

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$2,450,000
$2,080,000
$1,710,000
$1,340,000
$970,000
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$2,418,531
$1,649,305
$1,598,677
$1,220,056
Institutional Shares
Balanced Strategy Composite Index
MSCI® ACWI Index (Net, USD, Unhedged)
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)

	Institutional Shares	Balanced Strategy Composite Index	MSCI® ACWI Index (Net, USD, Unhedged)	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
12/14	$1,000,000	$1,000,000	$1,000,000	$1,000,000
12/15	$995,100	$998,365	$976,400	$1,010,169
12/16	$1,048,636	$1,053,823	$1,053,145	$1,050,056
12/17	$1,170,593	$1,170,475	$1,305,584	$1,081,932
12/18	$1,094,153	$1,140,394	$1,182,728	$1,101,004
12/19	$1,265,716	$1,316,589	$1,497,334	$1,191,465
12/20	$1,405,958	$1,463,598	$1,740,651	$1,257,956
12/21	$1,517,450	$1,555,924	$2,063,368	$1,240,453
12/22	$1,309,711	$1,339,652	$1,684,533	$1,101,285
12/23	$1,473,163	$1,514,303	$2,058,500	$1,179,988
12/24	$1,598,677	$1,649,305	$2,418,531	$1,220,056

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Institutional Shares	8.52%	4.78%	4.80%
Balanced Strategy Composite Index	8.89%	4.60%	5.13%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Balanced Strategy Portfolio

Institutional Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$554,451,629
# of Portfolio Holdings	26
Portfolio Turnover Rate	29%
Total Net Advisory Fees Paid	$820,596

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Fixed Income	39.9%
Equity	23.5%
Dynamic	1.5%
Other	30.8%

Goldman Sachs Balanced Strategy Portfolio

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Balanced Strategy Portfolio

38142V548-AR-1224

Institutional Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs Balanced Strategy Portfolio

GIPTX: Investor Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Balanced Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$31	0.30%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio was helped by its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to its performance. The Fund was also aided by strategic allocations to fixed income.

  Regarding our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio benefited during the first half of the annual period from our view that it have increased exposure to equities.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks added to performance.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. Also outpacing their respective benchmark indices were the Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund.

Top Detractors from Performance:

  The Portfolio was hurt by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hampered in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic view that the Portfolio have greater exposure to five-year and 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Overall, our short-term dynamic views had a slightly negative impact on performance, with exposures to U.S. energy and health care stocks and to Mexican and Brazilian equities dampening results.

  Security selection within the underlying funds detracted from the Portfolio’s returns overall, with the Goldman Sachs Managed Futures Strategy Fund underperforming its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund also lagged their respective benchmark indices.

Goldman Sachs Balanced Strategy Portfolio

Investor Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$16,493
$15,781
$12,201
Investor Shares
Balanced Strategy Composite Index
MSCI® ACWI Index (Net, USD, Unhedged)
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)

	Investor Shares	Balanced Strategy Composite Index	MSCI® ACWI Index (Net, USD, Unhedged)	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
12/14	$10,000	$10,000	$10,000	$10,000
12/15	$9,927	$9,984	$9,764	$10,102
12/16	$10,457	$10,538	$10,531	$10,501
12/17	$11,650	$11,705	$13,056	$10,819
12/18	$10,880	$11,404	$11,827	$11,010
12/19	$12,566	$13,166	$14,973	$11,915
12/20	$13,948	$14,636	$17,407	$12,580
12/21	$15,029	$15,559	$20,634	$12,405
12/22	$12,956	$13,397	$16,845	$11,013
12/23	$14,552	$15,143	$20,585	$11,800
12/24	$15,781	$16,493	$24,185	$12,201

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Investor Shares	8.44%	4.66%	4.66%
Balanced Strategy Composite Index	8.89%	4.60%	5.13%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Balanced Strategy Portfolio

Investor Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$554,451,629
# of Portfolio Holdings	26
Portfolio Turnover Rate	29%
Total Net Advisory Fees Paid	$820,596

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Fixed Income	39.9%
Equity	23.5%
Dynamic	1.5%
Other	30.8%

Goldman Sachs Balanced Strategy Portfolio

Investor Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Balanced Strategy Portfolio

38145N790-AR-1224

Investor Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs Balanced Strategy Portfolio

GIPSX: Service Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Balanced Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service	$72	0.69%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio was helped by its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to its performance. The Fund was also aided by strategic allocations to fixed income.

  Regarding our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio benefited during the first half of the annual period from our view that it have increased exposure to equities.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks added to performance.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. Also outpacing their respective benchmark indices were the Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund.

Top Detractors from Performance:

  The Portfolio was hurt by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hampered in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic view that the Portfolio have greater exposure to five-year and 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Overall, our short-term dynamic views had a slightly negative impact on performance, with exposures to U.S. energy and health care stocks and to Mexican and Brazilian equities dampening results.

  Security selection within the underlying funds detracted from the Portfolio’s returns overall, with the Goldman Sachs Managed Futures Strategy Fund underperforming its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund also lagged their respective benchmark indices.

Goldman Sachs Balanced Strategy Portfolio

Service Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$16,493
$15,324
$12,201
Service Shares
Balanced Strategy Composite Index
MSCI® ACWI Index (Net, USD, Unhedged)
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)

	Service Shares	Balanced Strategy Composite Index	MSCI® ACWI Index (Net, USD, Unhedged)	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
12/14	$10,000	$10,000	$10,000	$10,000
12/15	$9,901	$9,984	$9,764	$10,102
12/16	$10,464	$10,538	$10,531	$10,501
12/17	$11,620	$11,705	$13,056	$10,819
12/18	$10,814	$11,404	$11,827	$11,010
12/19	$12,435	$13,166	$14,973	$11,915
12/20	$13,747	$14,636	$17,407	$12,580
12/21	$14,770	$15,559	$20,634	$12,405
12/22	$12,676	$13,397	$16,845	$11,013
12/23	$14,189	$15,143	$20,585	$11,800
12/24	$15,324	$16,493	$24,185	$12,201

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Service Shares	8.00%	4.26%	4.36%
Balanced Strategy Composite Index	8.89%	4.60%	5.13%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Balanced Strategy Portfolio

Service Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$554,451,629
# of Portfolio Holdings	26
Portfolio Turnover Rate	29%
Total Net Advisory Fees Paid	$820,596

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Fixed Income	39.9%
Equity	23.5%
Dynamic	1.5%
Other	30.8%

Goldman Sachs Balanced Strategy Portfolio

Service Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Balanced Strategy Portfolio

38142V530-AR-1224

Service Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs Growth and Income Strategy Portfolio

GOIAX: Class A

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth and Income Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$58	0.55%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio benefited from its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to performance. The Fund was also aided by strategic allocations to fixed income.

  Among our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio’s increased exposure to equities added to its performance during the first half of the annual period.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks bolstered returns.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. Also outpacing their benchmark indices were the Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund.

Top Detractors from Performance:

  The Portfolio was hurt by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hindered in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic decision to restore the Portfolio’s exposure to five-year and 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Our short-term dynamic views had a slightly negative impact on performance overall, with exposures to U.S. energy and health care stocks and to Mexican, Brazilian and large-cap euro area equities weighing on results.

  Security selection within the underlying funds detracted from the Portfolio’s returns overall, with the Goldman Sachs Managed Futures Strategy Fund underperforming its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF lagged its underlying index, while the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices.

Goldman Sachs Growth and Income Strategy Portfolio

Class A

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$18,916
$17,931
$16,945
$12,201
Class A (including sales charges)
Class A (excluding sales charges)
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
Growth and Income Strategy Composite Index
MSCI® ACWI Index (Net, USD, Unhedged)

	Class A (including sales charges)	Class A (excluding sales charges)	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	Growth and Income Strategy Composite Index	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$9,450	$10,000	$10,000	$10,000	$10,000
12/15	$9,399	$9,946	$10,102	$9,916	$9,764
12/16	$9,940	$10,519	$10,501	$10,545	$10,531
12/17	$11,550	$12,222	$10,819	$12,153	$13,056
12/18	$10,517	$11,129	$11,010	$11,569	$11,827
12/19	$12,473	$13,199	$11,915	$13,782	$14,973
12/20	$14,011	$14,827	$12,580	$15,622	$17,407
12/21	$15,730	$16,646	$12,405	$17,229	$20,634
12/22	$13,292	$14,066	$11,013	$14,588	$16,845
12/23	$15,246	$16,134	$11,800	$16,929	$20,585
12/24	$16,945	$17,931	$12,201	$18,916	$24,185

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class A	11.14%	6.31%	6.01%
Class A including sales charges	5.02%	5.12%	5.41%
Growth and Income Strategy Composite Index	11.70%	6.53%	6.58%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Growth and Income Strategy Portfolio

Class A

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$929,802,220
# of Portfolio Holdings	26
Portfolio Turnover Rate	32%
Total Net Advisory Fees Paid	$1,328,623

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	34.5%
Fixed Income	25.2%
Dynamic	1.5%
Other	35.6%

Goldman Sachs Growth and Income Strategy Portfolio

Class A

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth and Income Strategy Portfolio

38142V654-AR-1224

Class A

Annual Shareholder Report

December 31, 2024

Goldman Sachs Growth and Income Strategy Portfolio

GOICX: Class C

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth and Income Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$137	1.30%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio benefited from its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to performance. The Fund was also aided by strategic allocations to fixed income.

  Among our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio’s increased exposure to equities added to its performance during the first half of the annual period.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks bolstered returns.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. Also outpacing their benchmark indices were the Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund.

Top Detractors from Performance:

  The Portfolio was hurt by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hindered in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic decision to restore the Portfolio’s exposure to five-year and 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Our short-term dynamic views had a slightly negative impact on performance overall, with exposures to U.S. energy and health care stocks and to Mexican, Brazilian and large-cap euro area equities weighing on results.

  Security selection within the underlying funds detracted from the Portfolio’s returns overall, with the Goldman Sachs Managed Futures Strategy Fund underperforming its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF lagged its underlying index, while the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices.

Goldman Sachs Growth and Income Strategy Portfolio

Class C

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$18,916
$16,634
$16,468
$12,201
Class C (including sales charges)
Class C (excluding sales charges)
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
Growth and Income Strategy Composite Index
MSCI® ACWI Index (Net, USD, Unhedged)

	Class C (including sales charges)	Class C (excluding sales charges)	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	Growth and Income Strategy Composite Index	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$9,900	$10,000	$10,000	$10,000	$10,000
12/15	$9,777	$9,876	$10,102	$9,916	$9,764
12/16	$10,253	$10,357	$10,501	$10,545	$10,531
12/17	$11,823	$11,943	$10,819	$12,153	$13,056
12/18	$10,686	$10,794	$11,010	$11,569	$11,827
12/19	$12,586	$12,713	$11,915	$13,782	$14,973
12/20	$14,031	$14,172	$12,580	$15,622	$17,407
12/21	$15,636	$15,794	$12,405	$17,229	$20,634
12/22	$13,109	$13,241	$11,013	$14,588	$16,845
12/23	$14,928	$15,079	$11,800	$16,929	$20,585
12/24	$16,468	$16,634	$12,201	$18,916	$24,185

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class C	10.31%	5.52%	5.21%
Class C including sales charges	9.24%	5.52%	5.21%
Growth and Income Strategy Composite Index	11.70%	6.53%	6.58%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Growth and Income Strategy Portfolio

Class C

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$929,802,220
# of Portfolio Holdings	26
Portfolio Turnover Rate	32%
Total Net Advisory Fees Paid	$1,328,623

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	34.5%
Fixed Income	25.2%
Dynamic	1.5%
Other	35.6%

Goldman Sachs Growth and Income Strategy Portfolio

Class C

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth and Income Strategy Portfolio

38142V639-AR-1224

Class C

Annual Shareholder Report

December 31, 2024

Goldman Sachs Growth and Income Strategy Portfolio

GGSPX: Class P

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth and Income Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
P	$19	0.18%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio benefited from its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to performance. The Fund was also aided by strategic allocations to fixed income.

  Among our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio’s increased exposure to equities added to its performance during the first half of the annual period.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks bolstered returns.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. Also outpacing their benchmark indices were the Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund.

Top Detractors from Performance:

  The Portfolio was hurt by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hindered in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic decision to restore the Portfolio’s exposure to five-year and 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Our short-term dynamic views had a slightly negative impact on performance overall, with exposures to U.S. energy and health care stocks and to Mexican, Brazilian and large-cap euro area equities weighing on results.

  Security selection within the underlying funds detracted from the Portfolio’s returns overall, with the Goldman Sachs Managed Futures Strategy Fund underperforming its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF lagged its underlying index, while the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices.

Goldman Sachs Growth and Income Strategy Portfolio

Class P

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$20,000
$10,000
$0
$18,312
$15,538
$14,955
$11,295
04/18
12/18
12/19
12/20
12/21
12/22
12/23
12/24
Class P
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
Growth and Income Strategy Composite Index
MSCI® ACWI Index (Net, USD, Unhedged)

	Class P	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	Growth and Income Strategy Composite Index	MSCI® ACWI Index (Net, USD, Unhedged)
04/18	$10,000	$10,000	$10,000	$10,000
12/18	$9,071	$10,193	$9,503	$8,955
12/19	$10,804	$11,030	$11,321	$11,337
12/20	$12,180	$11,646	$12,832	$13,179
12/21	$13,722	$11,484	$14,153	$15,623
12/22	$11,638	$10,196	$11,983	$12,754
12/23	$13,403	$10,924	$13,906	$15,586
12/24	$14,955	$11,295	$15,538	$18,312

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 4/17/18
Class P	11.58%	6.71%	6.18%
Growth and Income Strategy Composite Index	11.70%	6.53%	6.78%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	1.83%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.43%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Growth and Income Strategy Portfolio

Class P

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$929,802,220
# of Portfolio Holdings	26
Portfolio Turnover Rate	32%
Total Net Advisory Fees Paid	$1,328,623

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	34.5%
Fixed Income	25.2%
Dynamic	1.5%
Other	35.6%

Goldman Sachs Growth and Income Strategy Portfolio

Class P

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth and Income Strategy Portfolio

38150B715-AR-1224

Class P

Annual Shareholder Report

December 31, 2024

Goldman Sachs Growth and Income Strategy Portfolio

GPIRX: Class R

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth and Income Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R	$84	0.80%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio benefited from its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to performance. The Fund was also aided by strategic allocations to fixed income.

  Among our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio’s increased exposure to equities added to its performance during the first half of the annual period.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks bolstered returns.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. Also outpacing their benchmark indices were the Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund.

Top Detractors from Performance:

  The Portfolio was hurt by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hindered in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic decision to restore the Portfolio’s exposure to five-year and 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Our short-term dynamic views had a slightly negative impact on performance overall, with exposures to U.S. energy and health care stocks and to Mexican, Brazilian and large-cap euro area equities weighing on results.

  Security selection within the underlying funds detracted from the Portfolio’s returns overall, with the Goldman Sachs Managed Futures Strategy Fund underperforming its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF lagged its underlying index, while the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices.

Goldman Sachs Growth and Income Strategy Portfolio

Class R

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$18,916
$17,493
$12,201
Class R
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
Growth and Income Strategy Composite Index
MSCI® ACWI Index (Net, USD, Unhedged)

	Class R	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	Growth and Income Strategy Composite Index	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$10,000	$10,000	$10,000	$10,000
12/15	$9,931	$10,102	$9,916	$9,764
12/16	$10,469	$10,501	$10,545	$10,531
12/17	$12,127	$10,819	$12,153	$13,056
12/18	$11,023	$11,010	$11,569	$11,827
12/19	$13,040	$11,915	$13,782	$14,973
12/20	$14,616	$12,580	$15,622	$17,407
12/21	$16,361	$12,405	$17,229	$20,634
12/22	$13,787	$11,013	$14,588	$16,845
12/23	$15,771	$11,800	$16,929	$20,585
12/24	$17,493	$12,201	$18,916	$24,185

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class R	10.92%	6.05%	5.75%
Growth and Income Strategy Composite Index	11.70%	6.53%	6.58%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Growth and Income Strategy Portfolio

Class R

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$929,802,220
# of Portfolio Holdings	26
Portfolio Turnover Rate	32%
Total Net Advisory Fees Paid	$1,328,623

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	34.5%
Fixed Income	25.2%
Dynamic	1.5%
Other	35.6%

Goldman Sachs Growth and Income Strategy Portfolio

Class R

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth and Income Strategy Portfolio

38145N782-AR-1224

Class R

Annual Shareholder Report

December 31, 2024

Goldman Sachs Growth and Income Strategy Portfolio

GOIUX: Class R6

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth and Income Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$19	0.18%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio benefited from its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to performance. The Fund was also aided by strategic allocations to fixed income.

  Among our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio’s increased exposure to equities added to its performance during the first half of the annual period.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks bolstered returns.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. Also outpacing their benchmark indices were the Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund.

Top Detractors from Performance:

  The Portfolio was hurt by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hindered in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic decision to restore the Portfolio’s exposure to five-year and 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Our short-term dynamic views had a slightly negative impact on performance overall, with exposures to U.S. energy and health care stocks and to Mexican, Brazilian and large-cap euro area equities weighing on results.

  Security selection within the underlying funds detracted from the Portfolio’s returns overall, with the Goldman Sachs Managed Futures Strategy Fund underperforming its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF lagged its underlying index, while the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices.

Goldman Sachs Growth and Income Strategy Portfolio

Class R6

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
07/15
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$23,353
$18,478
$18,115
$12,129
Class R6
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
Growth and Income Strategy Composite Index
MSCI® ACWI Index (Net, USD, Unhedged)

	Class R6	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	Growth and Income Strategy Composite Index	MSCI® ACWI Index (Net, USD, Unhedged)
07/15	$10,000	$10,000	$10,000	$10,000
12/15	$9,713	$10,042	$9,687	$9,428
12/16	$10,305	$10,439	$10,301	$10,169
12/17	$12,026	$10,755	$11,872	$12,607
12/18	$10,991	$10,945	$11,301	$11,420
12/19	$13,090	$11,844	$13,463	$14,458
12/20	$14,758	$12,505	$15,260	$16,808
12/21	$16,631	$12,331	$16,831	$19,924
12/22	$14,108	$10,948	$14,251	$16,266
12/23	$16,235	$11,730	$16,538	$19,877
12/24	$18,115	$12,129	$18,478	$23,353

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 7/31/15
Class R6	11.58%	6.70%	6.50%
Growth and Income Strategy Composite Index	11.70%	6.53%	6.73%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.07%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.41%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Growth and Income Strategy Portfolio

Class R6

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$929,802,220
# of Portfolio Holdings	26
Portfolio Turnover Rate	32%
Total Net Advisory Fees Paid	$1,328,623

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	34.5%
Fixed Income	25.2%
Dynamic	1.5%
Other	35.6%

Goldman Sachs Growth and Income Strategy Portfolio

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth and Income Strategy Portfolio

38148U205-AR-1224

Class R6

Annual Shareholder Report

December 31, 2024

Goldman Sachs Growth and Income Strategy Portfolio

GOIIX: Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth and Income Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$20	0.19%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio benefited from its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to performance. The Fund was also aided by strategic allocations to fixed income.

  Among our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio’s increased exposure to equities added to its performance during the first half of the annual period.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks bolstered returns.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. Also outpacing their benchmark indices were the Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund.

Top Detractors from Performance:

  The Portfolio was hurt by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hindered in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic decision to restore the Portfolio’s exposure to five-year and 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Our short-term dynamic views had a slightly negative impact on performance overall, with exposures to U.S. energy and health care stocks and to Mexican, Brazilian and large-cap euro area equities weighing on results.

  Security selection within the underlying funds detracted from the Portfolio’s returns overall, with the Goldman Sachs Managed Futures Strategy Fund underperforming its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF lagged its underlying index, while the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices.

Goldman Sachs Growth and Income Strategy Portfolio

Institutional Class

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$2,450,000
$2,080,000
$1,710,000
$1,340,000
$970,000
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$2,418,531
$1,891,560
$1,862,007
$1,220,056
Institutional Shares
Growth and Income Strategy Composite Index
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
MSCI® ACWI Index (Net, USD, Unhedged)

	Institutional Shares	Growth and Income Strategy Composite Index	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$1,000,000	$1,000,000	$1,000,000	$1,000,000
12/15	$998,700	$991,611	$1,010,169	$976,400
12/16	$1,060,320	$1,054,461	$1,050,056	$1,053,145
12/17	$1,236,333	$1,215,316	$1,081,932	$1,305,584
12/18	$1,129,637	$1,156,913	$1,101,004	$1,182,728
12/19	$1,346,189	$1,378,204	$1,191,465	$1,497,334
12/20	$1,517,424	$1,562,151	$1,257,956	$1,740,651
12/21	$1,709,226	$1,722,947	$1,240,453	$2,063,368
12/22	$1,449,595	$1,458,809	$1,101,285	$1,684,533
12/23	$1,669,064	$1,692,921	$1,179,988	$2,058,500
12/24	$1,862,007	$1,891,560	$1,220,056	$2,418,531

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Institutional Shares	11.56%	6.69%	6.41%
Growth and Income Strategy Composite Index	11.70%	6.53%	6.58%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Growth and Income Strategy Portfolio

Institutional Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$929,802,220
# of Portfolio Holdings	26
Portfolio Turnover Rate	32%
Total Net Advisory Fees Paid	$1,328,623

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	34.5%
Fixed Income	25.2%
Dynamic	1.5%
Other	35.6%

Goldman Sachs Growth and Income Strategy Portfolio

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth and Income Strategy Portfolio

38142V522-AR-1224

Institutional Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs Growth and Income Strategy Portfolio

GPITX: Investor Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth and Income Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$32	0.30%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio benefited from its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to performance. The Fund was also aided by strategic allocations to fixed income.

  Among our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio’s increased exposure to equities added to its performance during the first half of the annual period.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks bolstered returns.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. Also outpacing their benchmark indices were the Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund.

Top Detractors from Performance:

  The Portfolio was hurt by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hindered in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic decision to restore the Portfolio’s exposure to five-year and 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Our short-term dynamic views had a slightly negative impact on performance overall, with exposures to U.S. energy and health care stocks and to Mexican, Brazilian and large-cap euro area equities weighing on results.

  Security selection within the underlying funds detracted from the Portfolio’s returns overall, with the Goldman Sachs Managed Futures Strategy Fund underperforming its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF lagged its underlying index, while the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices.

Goldman Sachs Growth and Income Strategy Portfolio

Investor Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$18,916
$18,383
$12,201
Investor Shares
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
Growth and Income Strategy Composite Index
MSCI® ACWI Index (Net, USD, Unhedged)

	Investor Shares	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	Growth and Income Strategy Composite Index	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$10,000	$10,000	$10,000	$10,000
12/15	$9,971	$10,102	$9,916	$9,764
12/16	$10,575	$10,501	$10,545	$10,531
12/17	$12,309	$10,819	$12,153	$13,056
12/18	$11,240	$11,010	$11,569	$11,827
12/19	$13,366	$11,915	$13,782	$14,973
12/20	$15,060	$12,580	$15,622	$17,407
12/21	$16,940	$12,405	$17,229	$20,634
12/22	$14,348	$11,013	$14,588	$16,845
12/23	$16,502	$11,800	$16,929	$20,585
12/24	$18,383	$12,201	$18,916	$24,185

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Investor Shares	11.40%	6.57%	6.27%
Growth and Income Strategy Composite Index	11.70%	6.53%	6.58%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Growth and Income Strategy Portfolio

Investor Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$929,802,220
# of Portfolio Holdings	26
Portfolio Turnover Rate	32%
Total Net Advisory Fees Paid	$1,328,623

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	34.5%
Fixed Income	25.2%
Dynamic	1.5%
Other	35.6%

Goldman Sachs Growth and Income Strategy Portfolio

Investor Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth and Income Strategy Portfolio

38145N774-AR-1224

Investor Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs Growth and Income Strategy Portfolio

GOISX: Service Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth and Income Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service	$73	0.69%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio benefited from its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to performance. The Fund was also aided by strategic allocations to fixed income.

  Among our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio’s increased exposure to equities added to its performance during the first half of the annual period.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks bolstered returns.

  Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. Also outpacing their benchmark indices were the Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund.

Top Detractors from Performance:

  The Portfolio was hurt by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hindered in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic decision to restore the Portfolio’s exposure to five-year and 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Our short-term dynamic views had a slightly negative impact on performance overall, with exposures to U.S. energy and health care stocks and to Mexican, Brazilian and large-cap euro area equities weighing on results.

  Security selection within the underlying funds detracted from the Portfolio’s returns overall, with the Goldman Sachs Managed Futures Strategy Fund underperforming its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF lagged its underlying index, while the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices.

Goldman Sachs Growth and Income Strategy Portfolio

Service Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$18,916
$17,734
$12,201
Service Shares
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
Growth and Income Strategy Composite Index
MSCI® ACWI Index (Net, USD, Unhedged)

	Service Shares	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	Growth and Income Strategy Composite Index	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$10,000	$10,000	$10,000	$10,000
12/15	$9,944	$10,102	$9,916	$9,764
12/16	$10,501	$10,501	$10,545	$10,531
12/17	$12,184	$10,819	$12,153	$13,056
12/18	$11,088	$11,010	$11,569	$11,827
12/19	$13,140	$11,915	$13,782	$14,973
12/20	$14,744	$12,580	$15,622	$17,407
12/21	$16,518	$12,405	$17,229	$20,634
12/22	$13,941	$11,013	$14,588	$16,845
12/23	$15,974	$11,800	$16,929	$20,585
12/24	$17,734	$12,201	$18,916	$24,185

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Service Shares	11.02%	6.17%	5.89%
Growth and Income Strategy Composite Index	11.70%	6.53%	6.58%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Growth and Income Strategy Portfolio

Service Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$929,802,220
# of Portfolio Holdings	26
Portfolio Turnover Rate	32%
Total Net Advisory Fees Paid	$1,328,623

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	34.5%
Fixed Income	25.2%
Dynamic	1.5%
Other	35.6%

Goldman Sachs Growth and Income Strategy Portfolio

Service Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth and Income Strategy Portfolio

38142V514-AR-1224

Service Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs Growth Strategy Portfolio

GGSAX: Class A

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
A	$59	0.55%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio benefited from its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to performance. The Fund was also helped by its strategic allocations to fixed income.

  Regarding our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio’s performance was enhanced during the first half of the annual period by our view that it have increased exposure to equities.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks added to performance.

  Security selection within the underlying funds had a rather neutral impact on the Portfolio’s performance overall. Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. The Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund also outpaced their respective benchmark indices.

Top Detractors from Performance:

   The Portfolio was hindered by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hurt in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic decision to restore the Portfolio’s exposure to 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Overall, our short-term dynamic views had a slightly negative impact on performance, with exposures to U.S. energy and health care stocks and to Mexican, Brazilian and large-cap euro area equities limiting returns.

  Among underlying funds, the Goldman Sachs Managed Futures Strategy Fund underperformed its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF lagged its underlying index, while the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices.

Goldman Sachs Growth Strategy Portfolio

Class A

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$21,491
$20,635
$19,500
$12,201
Class A (including sales charges)
Class A (excluding sales charges)
Growth Strategy Composite Index
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
MSCI® ACWI Index (Net, USD, Unhedged)

	Class A (including sales charges)	Class A (excluding sales charges)	Growth Strategy Composite Index	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$9,450	$10,000	$10,000	$10,000	$10,000
12/15	$9,442	$9,992	$9,843	$10,102	$9,764
12/16	$10,047	$10,631	$10,542	$10,501	$10,531
12/17	$12,159	$12,866	$12,604	$10,819	$13,056
12/18	$10,824	$11,454	$11,711	$11,010	$11,827
12/19	$13,231	$14,001	$14,386	$11,915	$14,973
12/20	$15,083	$15,961	$16,552	$12,580	$17,407
12/21	$17,578	$18,601	$18,931	$12,405	$20,634
12/22	$14,565	$15,413	$15,747	$11,013	$16,845
12/23	$17,089	$18,084	$18,755	$11,800	$20,585
12/24	$19,500	$20,635	$21,491	$12,201	$24,185

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class A	14.11%	8.06%	7.51%
Class A including sales charges	7.84%	6.85%	6.90%
Growth Strategy Composite Index	14.55%	8.35%	7.94%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Growth Strategy Portfolio

Class A

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$971,376,969
# of Portfolio Holdings	24
Portfolio Turnover Rate	35%
Total Net Advisory Fees Paid	$1,393,040

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	44.0%
Fixed Income	5.2%
Dynamic	1.5%
Other	46.0%

Goldman Sachs Growth Strategy Portfolio

Class A

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth Strategy Portfolio

38142V621-AR-1224

Class A

Annual Shareholder Report

December 31, 2024

Goldman Sachs Growth Strategy Portfolio

GGSCX: Class C

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-526-7384.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
C	$139	1.30%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio benefited from its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to performance. The Fund was also helped by its strategic allocations to fixed income.

  Regarding our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio’s performance was enhanced during the first half of the annual period by our view that it have increased exposure to equities.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks added to performance.

  Security selection within the underlying funds had a rather neutral impact on the Portfolio’s performance overall. Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. The Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund also outpaced their respective benchmark indices.

Top Detractors from Performance:

   The Portfolio was hindered by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hurt in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic decision to restore the Portfolio’s exposure to 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Overall, our short-term dynamic views had a slightly negative impact on performance, with exposures to U.S. energy and health care stocks and to Mexican, Brazilian and large-cap euro area equities limiting returns.

  Among underlying funds, the Goldman Sachs Managed Futures Strategy Fund underperformed its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF lagged its underlying index, while the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices.

Goldman Sachs Growth Strategy Portfolio

Class C

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$21,491
$19,152
$18,961
$12,201
Class C (including sales charges)
Class C (excluding sales charges)
Growth Strategy Composite Index
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
MSCI® ACWI Index (Net, USD, Unhedged)

	Class C (including sales charges)	Class C (excluding sales charges)	Growth Strategy Composite Index	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$9,900	$10,000	$10,000	$10,000	$10,000
12/15	$9,819	$9,918	$9,843	$10,102	$9,764
12/16	$10,367	$10,471	$10,542	$10,501	$10,531
12/17	$12,448	$12,574	$12,604	$10,819	$13,056
12/18	$11,008	$11,119	$11,711	$11,010	$11,827
12/19	$13,354	$13,489	$14,386	$11,915	$14,973
12/20	$15,109	$15,261	$16,552	$12,580	$17,407
12/21	$17,476	$17,653	$18,931	$12,405	$20,634
12/22	$14,372	$14,518	$15,747	$11,013	$16,845
12/23	$16,739	$16,909	$18,755	$11,800	$20,585
12/24	$18,961	$19,152	$21,491	$12,201	$24,185

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class C	13.27%	7.26%	6.71%
Class C including sales charges	12.11%	7.26%	6.71%
Growth Strategy Composite Index	14.55%	8.35%	7.94%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Growth Strategy Portfolio

Class C

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$971,376,969
# of Portfolio Holdings	24
Portfolio Turnover Rate	35%
Total Net Advisory Fees Paid	$1,393,040

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	44.0%
Fixed Income	5.2%
Dynamic	1.5%
Other	46.0%

Goldman Sachs Growth Strategy Portfolio

Class C

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-526-7384.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth Strategy Portfolio

38142V597-AR-1224

Class C

Annual Shareholder Report

December 31, 2024

Goldman Sachs Growth Strategy Portfolio

GGPPX: Class P

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
P	$19	0.18%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio benefited from its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to performance. The Fund was also helped by its strategic allocations to fixed income.

  Regarding our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio’s performance was enhanced during the first half of the annual period by our view that it have increased exposure to equities.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks added to performance.

  Security selection within the underlying funds had a rather neutral impact on the Portfolio’s performance overall. Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. The Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund also outpaced their respective benchmark indices.

Top Detractors from Performance:

   The Portfolio was hindered by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hurt in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic decision to restore the Portfolio’s exposure to 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Overall, our short-term dynamic views had a slightly negative impact on performance, with exposures to U.S. energy and health care stocks and to Mexican, Brazilian and large-cap euro area equities limiting returns.

  Among underlying funds, the Goldman Sachs Managed Futures Strategy Fund underperformed its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF lagged its underlying index, while the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices.

Goldman Sachs Growth Strategy Portfolio

Class P

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$20,000
$10,000
$0
04/18
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$18,312
$16,999
$16,336
$11,295
Class P
Growth Strategy Composite Index
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
MSCI® ACWI Index (Net, USD, Unhedged)

	Class P	Growth Strategy Composite Index	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	MSCI® ACWI Index (Net, USD, Unhedged)
04/18	$10,000	$10,000	$10,000	$10,000
12/18	$8,861	$9,263	$10,193	$8,955
12/19	$10,874	$11,379	$11,030	$11,337
12/20	$12,441	$13,092	$11,646	$13,179
12/21	$14,560	$14,974	$11,484	$15,623
12/22	$12,107	$12,455	$10,196	$12,754
12/23	$14,265	$14,835	$10,924	$15,586
12/24	$16,336	$16,999	$11,295	$18,312

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 4/17/18
Class P	14.52%	8.47%	7.58%
Growth Strategy Composite Index	14.55%	8.35%	8.22%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	1.83%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.43%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Growth Strategy Portfolio

Class P

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$971,376,969
# of Portfolio Holdings	24
Portfolio Turnover Rate	35%
Total Net Advisory Fees Paid	$1,393,040

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	44.0%
Fixed Income	5.2%
Dynamic	1.5%
Other	46.0%

Goldman Sachs Growth Strategy Portfolio

Class P

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth Strategy Portfolio

38150B681-AR-1224

Class P

Annual Shareholder Report

December 31, 2024

Goldman Sachs Growth Strategy Portfolio

GGSRX: Class R

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R	$85	0.80%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio benefited from its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to performance. The Fund was also helped by its strategic allocations to fixed income.

  Regarding our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio’s performance was enhanced during the first half of the annual period by our view that it have increased exposure to equities.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks added to performance.

  Security selection within the underlying funds had a rather neutral impact on the Portfolio’s performance overall. Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. The Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund also outpaced their respective benchmark indices.

Top Detractors from Performance:

   The Portfolio was hindered by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hurt in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic decision to restore the Portfolio’s exposure to 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Overall, our short-term dynamic views had a slightly negative impact on performance, with exposures to U.S. energy and health care stocks and to Mexican, Brazilian and large-cap euro area equities limiting returns.

  Among underlying funds, the Goldman Sachs Managed Futures Strategy Fund underperformed its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF lagged its underlying index, while the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices.

Goldman Sachs Growth Strategy Portfolio

Class R

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$21,491
$20,144
$12,201
Class R
Growth Strategy Composite Index
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
MSCI® ACWI Index (Net, USD, Unhedged)

	Class R	Growth Strategy Composite Index	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$10,000	$10,000	$10,000	$10,000
12/15	$9,969	$9,843	$10,102	$9,764
12/16	$10,585	$10,542	$10,501	$10,531
12/17	$12,773	$12,604	$10,819	$13,056
12/18	$11,345	$11,711	$11,010	$11,827
12/19	$13,839	$14,386	$11,915	$14,973
12/20	$15,728	$16,552	$12,580	$17,407
12/21	$18,293	$18,931	$12,405	$20,634
12/22	$15,113	$15,747	$11,013	$16,845
12/23	$17,693	$18,755	$11,800	$20,585
12/24	$20,144	$21,491	$12,201	$24,185

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Class R	13.85%	7.79%	7.25%
Growth Strategy Composite Index	14.55%	8.35%	7.94%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Growth Strategy Portfolio

Class R

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$971,376,969
# of Portfolio Holdings	24
Portfolio Turnover Rate	35%
Total Net Advisory Fees Paid	$1,393,040

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	44.0%
Fixed Income	5.2%
Dynamic	1.5%
Other	46.0%

Goldman Sachs Growth Strategy Portfolio

Class R

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth Strategy Portfolio

38145N766-AR-1224

Class R

Annual Shareholder Report

December 31, 2024

Goldman Sachs Growth Strategy Portfolio

GGSUX: Class R6

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
R6	$19	0.18%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio benefited from its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to performance. The Fund was also helped by its strategic allocations to fixed income.

  Regarding our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio’s performance was enhanced during the first half of the annual period by our view that it have increased exposure to equities.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks added to performance.

  Security selection within the underlying funds had a rather neutral impact on the Portfolio’s performance overall. Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. The Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund also outpaced their respective benchmark indices.

Top Detractors from Performance:

   The Portfolio was hindered by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hurt in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic decision to restore the Portfolio’s exposure to 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Overall, our short-term dynamic views had a slightly negative impact on performance, with exposures to U.S. energy and health care stocks and to Mexican, Brazilian and large-cap euro area equities limiting returns.

  Among underlying funds, the Goldman Sachs Managed Futures Strategy Fund underperformed its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF lagged its underlying index, while the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices.

Goldman Sachs Growth Strategy Portfolio

Class R6

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
07/15
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$23,353
$20,873
$20,609
$12,129
Class R6
Growth Strategy Composite Index
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
MSCI® ACWI Index (Net, USD, Unhedged)

	Class R6	Growth Strategy Composite Index	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	MSCI® ACWI Index (Net, USD, Unhedged)
07/15	$10,000	$10,000	$10,000	$10,000
12/15	$9,634	$9,560	$10,042	$9,428
12/16	$10,287	$10,239	$10,439	$10,169
12/17	$12,500	$12,242	$10,755	$12,607
12/18	$11,181	$11,374	$10,945	$11,420
12/19	$13,722	$13,972	$11,844	$14,458
12/20	$15,696	$16,076	$12,505	$16,808
12/21	$18,368	$18,386	$12,331	$19,924
12/22	$15,273	$15,294	$10,948	$16,266
12/23	$17,985	$18,216	$11,730	$19,877
12/24	$20,609	$20,873	$12,129	$23,353

Average Annual Total Returns (%)

AATR	1 Year	5 Years	Since Inception 7/31/15
Class R6	14.59%	8.47%	7.97%
Growth Strategy Composite Index	14.55%	8.35%	8.12%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.07%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.41%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Growth Strategy Portfolio

Class R6

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$971,376,969
# of Portfolio Holdings	24
Portfolio Turnover Rate	35%
Total Net Advisory Fees Paid	$1,393,040

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	44.0%
Fixed Income	5.2%
Dynamic	1.5%
Other	46.0%

Goldman Sachs Growth Strategy Portfolio

Class R6

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth Strategy Portfolio

38148U304-AR-1224

Class R6

Annual Shareholder Report

December 31, 2024

Goldman Sachs Growth Strategy Portfolio

GGSIX: Institutional Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$20	0.19%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio benefited from its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to performance. The Fund was also helped by its strategic allocations to fixed income.

  Regarding our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio’s performance was enhanced during the first half of the annual period by our view that it have increased exposure to equities.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks added to performance.

  Security selection within the underlying funds had a rather neutral impact on the Portfolio’s performance overall. Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. The Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund also outpaced their respective benchmark indices.

Top Detractors from Performance:

   The Portfolio was hindered by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hurt in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic decision to restore the Portfolio’s exposure to 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Overall, our short-term dynamic views had a slightly negative impact on performance, with exposures to U.S. energy and health care stocks and to Mexican, Brazilian and large-cap euro area equities limiting returns.

  Among underlying funds, the Goldman Sachs Managed Futures Strategy Fund underperformed its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF lagged its underlying index, while the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices.

Goldman Sachs Growth Strategy Portfolio

Institutional Class

Performance Overview

The following graph assumes an initial $1,000,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$2,450,000
$2,080,000
$1,710,000
$1,340,000
$970,000
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$2,418,531
$2,149,141
$2,144,026
$1,220,056
Institutional Shares
Growth Strategy Composite Index
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
MSCI® ACWI Index (Net, USD, Unhedged)

	Institutional Shares	Growth Strategy Composite Index	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$1,000,000	$1,000,000	$1,000,000	$1,000,000
12/15	$1,003,500	$984,279	$1,010,169	$976,400
12/16	$1,071,537	$1,054,243	$1,050,056	$1,053,145
12/17	$1,302,239	$1,260,399	$1,081,932	$1,305,584
12/18	$1,163,551	$1,171,072	$1,101,004	$1,182,728
12/19	$1,428,491	$1,438,588	$1,191,465	$1,497,334
12/20	$1,633,194	$1,655,226	$1,257,956	$1,740,651
12/21	$1,911,327	$1,893,072	$1,240,453	$2,063,368
12/22	$1,588,886	$1,574,673	$1,101,285	$1,684,533
12/23	$1,872,185	$1,875,484	$1,179,988	$2,058,500
12/24	$2,144,026	$2,149,141	$1,220,056	$2,418,531

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Institutional Shares	14.52%	8.45%	7.92%
Growth Strategy Composite Index	14.55%	8.35%	7.94%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Growth Strategy Portfolio

Institutional Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$971,376,969
# of Portfolio Holdings	24
Portfolio Turnover Rate	35%
Total Net Advisory Fees Paid	$1,393,040

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	44.0%
Fixed Income	5.2%
Dynamic	1.5%
Other	46.0%

Goldman Sachs Growth Strategy Portfolio

Institutional Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth Strategy Portfolio

38142V498-AR-1224

Institutional Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs Growth Strategy Portfolio

GGSTX: Investor Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor	$32	0.30%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio benefited from its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to performance. The Fund was also helped by its strategic allocations to fixed income.

  Regarding our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio’s performance was enhanced during the first half of the annual period by our view that it have increased exposure to equities.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks added to performance.

  Security selection within the underlying funds had a rather neutral impact on the Portfolio’s performance overall. Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. The Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund also outpaced their respective benchmark indices.

Top Detractors from Performance:

   The Portfolio was hindered by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hurt in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic decision to restore the Portfolio’s exposure to 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Overall, our short-term dynamic views had a slightly negative impact on performance, with exposures to U.S. energy and health care stocks and to Mexican, Brazilian and large-cap euro area equities limiting returns.

  Among underlying funds, the Goldman Sachs Managed Futures Strategy Fund underperformed its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF lagged its underlying index, while the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices.

Goldman Sachs Growth Strategy Portfolio

Investor Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$21,491
$21,183
$12,201
Investor Shares
Growth Strategy Composite Index
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
MSCI® ACWI Index (Net, USD, Unhedged)

	Investor Shares	Growth Strategy Composite Index	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$10,000	$10,000	$10,000	$10,000
12/15	$10,020	$9,843	$10,102	$9,764
12/16	$10,693	$10,542	$10,501	$10,531
12/17	$12,971	$12,604	$10,819	$13,056
12/18	$11,578	$11,711	$11,010	$11,827
12/19	$14,183	$14,386	$11,915	$14,973
12/20	$16,208	$16,552	$12,580	$17,407
12/21	$18,941	$18,931	$12,405	$20,634
12/22	$15,736	$15,747	$11,013	$16,845
12/23	$18,517	$18,755	$11,800	$20,585
12/24	$21,183	$21,491	$12,201	$24,185

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Investor Shares	14.40%	8.35%	7.79%
Growth Strategy Composite Index	14.55%	8.35%	7.94%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Growth Strategy Portfolio

Investor Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$971,376,969
# of Portfolio Holdings	24
Portfolio Turnover Rate	35%
Total Net Advisory Fees Paid	$1,393,040

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	44.0%
Fixed Income	5.2%
Dynamic	1.5%
Other	46.0%

Goldman Sachs Growth Strategy Portfolio

Investor Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth Strategy Portfolio

38145N758-AR-1224

Investor Class

Annual Shareholder Report

December 31, 2024

Goldman Sachs Growth Strategy Portfolio

GGSSX: Service Class

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Growth Strategy Portfolio (the "Fund") for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service	$74	0.69%

How did the Fund perform and what affected its performance?

Disinflation trends, central bank rate cuts, generally positive economic data, favorable corporate earnings reports and an equity rally fueled by excitement about Artificial Intelligence capabilities influenced capital markets most. The broad global equity markets generated positive returns. The global fixed income markets were negative.

Top Contributors to Performance:

  The Portfolio benefited from its long-term strategic asset allocation, which is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including, but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

  Within the strategic asset allocation, the Portfolio’s exposure to equities, especially U.S. large-cap equities, contributed most positively to performance. The Fund was also helped by its strategic allocations to fixed income.

  Regarding our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, the Portfolio’s performance was enhanced during the first half of the annual period by our view that it have increased exposure to equities.

  Within our short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, the Portfolio’s exposures to Japanese equities and U.S. technology stocks added to performance.

  Security selection within the underlying funds had a rather neutral impact on the Portfolio’s performance overall. Among underlying funds, the Goldman Sachs Small Cap Equity Insights Fund outperformed its benchmark index most. The Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs International Equity Insights Fund also outpaced their respective benchmark indices.

Top Detractors from Performance:

   The Portfolio was hindered by a strategic allocation to alternative risk premia, accomplished through our U.S. interest rate options strategy. The strategy, which seeks to profit if interest rates fall, remain constant or rise less than anticipated, generated negative returns as U.S. Treasury yields rose during the annual period.

  Within medium-term dynamic views, the Portfolio was hurt in the second half of the annual period by our view that it have decreased exposure to equities. Our medium-term dynamic decision to restore the Portfolio’s exposure to 10-year U.S. Treasury futures detracted from performance, as U.S. Treasury yields rose sharply in December after the Federal Reserve indicated it would slow the pace of its interest rate cuts.

  Overall, our short-term dynamic views had a slightly negative impact on performance, with exposures to U.S. energy and health care stocks and to Mexican, Brazilian and large-cap euro area equities limiting returns.

  Among underlying funds, the Goldman Sachs Managed Futures Strategy Fund underperformed its cash benchmark most. The Goldman Sachs MarketBeta Emerging Markets Equity ETF lagged its underlying index, while the Goldman Sachs High Yield Fund and Goldman Sachs High Yield Floating Rate Fund underperformed their respective benchmark indices.

Goldman Sachs Growth Strategy Portfolio

Service Class

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund's share class (or less if the share class has been in operation for less than 10 years). The Fund's performance reflects applicable sales charges, if any. For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

$30,000
$20,000
$10,000
$0
12/14
12/15
12/16
12/17
12/18
12/19
12/20
12/21
12/22
12/23
12/24
$24,185
$21,491
$20,392
$12,201
Service Shares
Growth Strategy Composite Index
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)
MSCI® ACWI Index (Net, USD, Unhedged)

	Service Shares	Growth Strategy Composite Index	Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	MSCI® ACWI Index (Net, USD, Unhedged)
12/14	$10,000	$10,000	$10,000	$10,000
12/15	$9,983	$9,843	$10,102	$9,764
12/16	$10,609	$10,542	$10,501	$10,531
12/17	$12,824	$12,604	$10,819	$13,056
12/18	$11,406	$11,711	$11,010	$11,827
12/19	$13,926	$14,386	$11,915	$14,973
12/20	$15,855	$16,552	$12,580	$17,407
12/21	$18,457	$18,931	$12,405	$20,634
12/22	$15,270	$15,747	$11,013	$16,845
12/23	$17,900	$18,755	$11,800	$20,585
12/24	$20,392	$21,491	$12,201	$24,185

Average Annual Total Returns (%)

AATR	1 Year	5 Years	10 Years
Service Shares	13.92%	7.92%	7.38%
Growth Strategy Composite Index	14.55%	8.35%	7.94%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged)	3.40%	0.47%	2.01%
MSCI® ACWI Index (Net, USD, Unhedged)	17.49%	10.05%	9.22%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at: am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Goldman Sachs Growth Strategy Portfolio

Service Class

Key Fund Statistics

(as of December 31, 2024)

Total Net Assets	$971,376,969
# of Portfolio Holdings	24
Portfolio Turnover Rate	35%
Total Net Advisory Fees Paid	$1,393,040

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Fund Allocation (%)

Equity	44.0%
Fixed Income	5.2%
Dynamic	1.5%
Other	46.0%

Goldman Sachs Growth Strategy Portfolio

Service Class

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI ("MSCI Data"). For the avoidance of doubt, MSCI is not the benchmark "administrator" for, or a "contributor", "submitter" or "supervised contributor" to, the blended returns and the MSCI Data is not considered a "contribution" or "submission" in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided "AS IS" without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com).

© 2025 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Growth Strategy Portfolio

38142V480-AR-1224

Service Class

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 19(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Kathryn A. Cassidy and Michael Latham are each an “audit committee financial expert” and “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2024	2023	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,464,656	$4,116,771	Financial Statement audits.

Audit-Related Fees:

• PwC	$687,528	$239,400	Other attest services.

Tax Fees:

• PwC	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2024	2023	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,122,312	$2,122,312	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2024 and December 31, 2023 were approximately $687,528 and $239,400, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2023 and December 31, 2022 were approximately $18.0 million and $17.1 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2024. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2023 and 2022 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Item 4(i) – Not applicable.

Item 4(j) – Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Schedule of Investments is included in Item 7 of this report.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Goldman Sachs Funds Annual Financial Statements December 31, 2024 Fund of Funds Portfolios Goldman Sachs Balanced Strategy Portfolio Goldman Sachs Dynamic Global Equity Fund Goldman Sachs Growth and Income Strategy Portfolio Goldman Sachs Growth Strategy Portfolio Goldman Sachs Asset Management

Goldman Sachs Fund of Funds Portfolios

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments December 31, 2024

Shares	Description	Value

Underlying Funds – 95.2%

Dynamic(a) – 1.5%
889,464	Goldman Sachs Managed Futures Strategy Fund — Class R6	$8,298,698

Equity(a) – 23.5%
999,851	Goldman Sachs Large Cap Growth Insights Fund — Class R6	33,954,953
1,421,370	Goldman Sachs Large Cap Value Insights Fund — Class R6	32,876,280
2,100,078	Goldman Sachs International Equity Insights Fund — Class R6	29,233,087
1,392,431	Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	11,988,830
672,494	Goldman Sachs Global Real Estate Securities Fund — Class R6	6,381,971
228,614	Goldman Sachs Small Cap Equity Insights Fund — Class R6	6,350,890
430,695	Goldman Sachs Global Infrastructure Fund — Class R6	5,133,888
348,949	Goldman Sachs International Small Cap Insights Fund — Class R6	4,288,579
22,516	Goldman Sachs Energy Infrastructure Fund — Class R6	305,545

		130,514,023

Exchange Traded Funds – 29.7%
1,800,602	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	81,153,132
429,952	Goldman Sachs MarketBeta U.S. Equity ETF(a)	34,753,020
406,352	Goldman Sachs MarketBeta International Equity ETF(a)	21,996,768
218,602	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	9,461,095
68,493	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	7,889,024
134,889	Goldman Sachs ActiveBeta International Equity ETF(a)	4,497,199
66,004	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	2,106,848
10,517	iShares U.S. Technology ETF	1,677,672
7,025	Health Care Select Sector SPDR Fund	966,429
2,526	iShares MSCI Mexico ETF	118,267

		164,619,454

Shares	Description	Value

Underlying Funds – (continued)

Fixed Income(a) – 40.5%
16,944,147	Goldman Sachs Global Core Fixed Income Fund — Class R6	$190,791,097
1,786,416	Goldman Sachs Inflation Protected Securities Fund — Class R6	16,738,720
723,169	Goldman Sachs Emerging Markets Debt Fund — Class R6	6,942,425
981,811	Goldman Sachs High Yield Fund — Class R6	5,527,594
482,506	Goldman Sachs High Yield Floating Rate Fund — Class R6	4,274,999

		224,274,835

TOTAL UNDERLYING FUNDS – 95.2% (Cost $518,969,003)		$527,707,010

Shares	Dividend Rate	Value

Investment Company(a) –1.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
5,874,997	4.392%	$5,874,997
(Cost $5,874,997)

TOTAL INVESTMENTS – 96.2% (Cost $524,844,000)		$533,582,007

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.8%		20,869,622

NET ASSETS – 100.0%		$554,451,629

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2024, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	3,184,982	AUD	4,950,000	03/19/25	$120,809
	USD	4,018,768	CHF	3,510,000	03/19/25	116,631

The accompanying notes are an integral part of these financial statements.	1

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC (continued)	USD	1,296,308	DKK	9,130,000	03/19/25	$ 22,517
	USD	13,346,786	EUR	12,620,000	03/19/25	228,434
	USD	6,056,297	GBP	4,770,000	03/19/25	88,308
	USD	177,605	ILS	640,000	03/19/25	1,198
	USD	1,026,074	INR	87,500,000	03/19/25	11,914
	USD	9,675,005	JPY	1,437,000,000	03/19/25	457,495
	USD	436,429	MXN	9,000,000	03/19/25	10,445
	USD	244,440	NOK	2,700,000	03/19/25	7,299
	USD	76,276	NZD	130,000	03/19/25	3,475
	USD	1,303,064	SEK	14,175,000	03/19/25	16,326
	USD	545,571	SGD	730,000	03/19/25	9,320

TOTAL						$1,094,171

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	JPY	173,000,000	USD	1,164,771	03/19/25	$(55,076)
	USD	768,381	HKD	5,970,000	03/19/25	(1,086)

TOTAL						$(56,162)

FUTURES CONTRACTS — At December 31, 2024, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.K. Long Gilt	23	03/27/25	$ 2,660,825	$ (83,327)
10 Year U.S. Treasury Notes	98	03/20/25	10,657,500	(180,841)
5 Year U.S. Treasury Notes	94	03/31/25	9,992,641	(105,180)
French 10 Year Government Bonds	47	03/06/25	6,007,721	(137,092)
FTSE/JSE Top 40 Index	7	03/20/25	283,120	(10,114)
MSCI EAFE Index	11	03/21/25	1,247,125	(37,897)
S&P 500 E-Mini Index	93	03/21/25	27,601,237	(726,257)
TOPIX Futures	9	03/13/25	1,593,854	29,617

Total				$(1,251,091)

Short position contracts:
10 Year German Euro-Bund	(42)	03/06/25	(5,805,399)	153,513
Ultra Long U.S. Treasury Bonds	(21)	03/20/25	(2,497,031)	146,957

Total				$ 300,470

TOTAL FUTURES CONTRACTS				$(950,621)

2	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2024, the Portfolio had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Portfolio(a)	Payments Received by Portfolio(a)	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M GBP	4.403%	09/12/33	GBP	380	$11,637	$ —	$11,637
6M GBP	4.030	11/14/34		910	(4,611)	(934)	(3,677)
6M EURO	2.171	11/26/34	EUR	390	(2,306)	—	(2,306)

TOTAL					$ 4,720	$(934)	$ 5,654

(a)	Payments made annually.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2024, the Portfolio had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
1Y IRS	MS & Co. Int. PLC	3.440%	01/24/2025	400,000	$ 400,000	$ 36	$ 14,358	$(14,322)
7M IRS	MS & Co. Int. PLC	3.700	05/21/2025	1,190,000	1,190,000	11,433	30,483	(19,050)

Total purchased option contracts				1,590,000	$ 1,590,000	$ 11,469	$ 44,841	$(33,372)

Written option contracts
Calls
7M IRS	MS & Co. Int. PLC	3.200	05/21/2025	(1,190,000)	(1,190,000)	(2,905)	(11,326)	8,421

Puts
6M IRS	Barclays Bank PLC	4.400	05/21/2025	(1,460,000)	(1,460,000)	(14,729)	(12,534)	(2,195)

Total written option contracts				(2,650,000)	$(2,650,000)	$(17,634)	$(23,860)	$ 6,226

TOTAL				(1,060,000)	$(1,060,000)	$ (6,165)	$ 20,981	$(27,146)

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contract
Calls
SPXA Index	MS & Co. Int. PLC	$1,681.700	03/21/2025	196	$ 32,961,320	$13,617	$ 21,674	$ (8,057)

Written option contracts
Calls
SPXA Index	MS & Co. Int. PLC	1,936.360	03/21/2025	(196)	(37,952,656)	(216)	(6,669)	6,453

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON EQUITIES (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Puts
SPXA Index	MS & Co. Int. PLC	$1,422.240	03/21/2025	(196)	$(27,875,904)	$ (817)	$(10,003)	$ 9,186

Total written option contracts				(392)	$(65,828,560)	$ (1,033)	$(16,672)	$15,639

TOTAL				(196)	$(32,867,240)	$ 12,584	$ 5,002	$ 7,582

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Call USD/Put CHF	Barclays Bank PLC	$ 0.862	03/14/2025	860,000	$ 860,000	$38,056	$ 8,818	$29,238
Call CHF/Put NOK	MS & Co. Int. PLC	13.724	06/18/2025	631,000	631,000	5,014	6,847	(1,833)
Call CHF/Put NOK	MS & Co. Int. PLC	13.724	06/18/2025	701,000	701,000	5,568	8,069	(2,501)
Call CHF/Put NOK	MS & Co. Int. PLC	14.116	09/17/2025	528,000	528,000	5,751	7,043	(1,292)
Call CHF/Put NOK	MS & Co. Int. PLC	14.143	09/17/2025	572,000	572,000	6,064	7,987	(1,923)
Call CHF/Put NOK	MS & Co. Int. PLC	14.480	12/17/2025	463,000	463,000	6,210	7,066	(856)
Call CHF/Put NOK	MS & Co. Int. PLC	14.537	12/17/2025	495,000	495,000	6,347	8,425	(2,078)
Call CHF/Put NOK	MS & Co. Int. PLC	14.810	03/18/2026	422,000	422,000	6,563	7,107	(544)
Call CHF/Put NOK	MS & Co. Int. PLC	14.888	03/18/2026	448,000	448,000	6,610	8,819	(2,209)
Call CHF/Put SEK	MS & Co. Int. PLC	13.317	06/18/2025	742,000	742,000	3,185	6,374	(3,189)
Call CHF/Put SEK	MS & Co. Int. PLC	13.139	06/18/2025	813,000	813,000	4,763	7,330	(2,567)
Call CHF/Put SEK	MS & Co. Int. PLC	13.588	09/17/2025	617,000	617,000	4,110	6,625	(2,515)
Call CHF/Put SEK	MS & Co. Int. PLC	13.430	09/17/2025	661,000	661,000	5,379	7,753	(2,374)
Call CHF/Put SEK	MS & Co. Int. PLC	13.848	12/17/2025	536,000	536,000	4,670	7,271	(2,601)
Call CHF/Put SEK	MS & Co. Int. PLC	13.709	12/17/2025	568,000	568,000	5,694	8,001	(2,307)
Call CHF/Put SEK	MS & Co. Int. PLC	14.076	03/18/2026	487,000	487,000	5,084	8,037	(2,953)
Call CHF/Put SEK	MS & Co. Int. PLC	13.954	03/18/2026	513,000	513,000	5,950	7,933	(1,983)
Call JPY/Put KRW	MS & Co. Int. PLC	9.902	06/18/2025	71,465,000	71,465,000	7,562	5,063	2,499
Call JPY/Put KRW	MS & Co. Int. PLC	10.262	06/18/2025	74,281,000	74,281,000	4,664	5,331	(667)
Call JPY/Put KRW	MS & Co. Int. PLC	10.130	09/17/2025	60,933,000	60,933,000	7,343	5,026	2,317
Call JPY/Put KRW	MS & Co. Int. PLC	10.514	09/17/2025	61,985,000	61,985,000	4,869	5,370	(501)
Call JPY/Put KRW	MS & Co. Int. PLC	10.345	12/17/2025	53,891,000	53,891,000	7,187	4,983	2,204
Call JPY/Put KRW	MS & Co. Int. PLC	10.745	12/17/2025	54,276,000	54,276,000	5,018	5,334	(316)
Call JPY/Put KRW	MS & Co. Int. PLC	10.554	03/18/2026	48,936,000	48,936,000	7,141	4,980	2,161
Call JPY/Put KRW	MS & Co. Int. PLC	10.967	03/18/2026	48,949,000	48,949,000	5,173	5,854	(681)
Call USD/Put CAD	MS & Co. Int. PLC	1.448	06/18/2025	2,300,000	2,300,000	29,640	13,669	15,971
Call USD/Put CAD	MS & Co. Int. PLC	1.484	06/18/2025	2,327,000	2,327,000	16,678	15,238	1,440
Call USD/Put CAD	MS & Co. Int. PLC	1.458	09/17/2025	1,932,000	1,932,000	26,283	13,565	12,718
Call USD/Put CAD	MS & Co. Int. PLC	1.493	09/17/2025	1,952,000	1,952,000	16,764	15,478	1,286
Call USD/Put CAD	MS & Co. Int. PLC	1.467	12/17/2025	1,686,000	1,686,000	23,987	13,340	10,647
Call USD/Put CAD	MS & Co. Int. PLC	1.501	12/17/2025	1,721,000	1,721,000	16,857	15,532	1,325
Call USD/Put CAD	MS & Co. Int. PLC	1.474	03/18/2026	1,538,000	1,538,000	22,604	13,398	9,206
Call USD/Put CAD	MS & Co. Int. PLC	1.508	03/18/2026	1,554,000	1,554,000	16,272	15,391	881
Call USD/Put CLP	MS & Co. Int. PLC	1,085.340	06/18/2025	751,000	751,000	7,192	9,679	(2,487)
Call USD/Put CLP	MS & Co. Int. PLC	1,088.505	06/18/2025	861,000	861,000	7,886	8,840	(954)
Call USD/Put CLP	MS & Co. Int. PLC	1,113.400	09/17/2025	641,000	641,000	8,407	9,741	(1,334)
Call USD/Put CLP	MS & Co. Int. PLC	1,119.888	09/17/2025	708,000	708,000	8,694	8,964	(270)
Call USD/Put CLP	MS & Co. Int. PLC	1,140.380	12/17/2025	572,000	572,000	9,119	10,128	(1,009)

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Call USD/Put CLP	MS & Co. Int. PLC	$1,148.202	12/17/2025	620,000	$ 620,000	$ 9,281	$ 10,192	$ (911)
Call USD/Put CLP	MS & Co. Int. PLC	1,166.190	03/18/2026	524,000	524,000	9,471	10,037	(566)
Call USD/Put CLP	MS & Co. Int. PLC	1,173.249	03/18/2026	565,000	565,000	9,736	10,310	(574)
Call USD/Put KRW	MS & Co. Int. PLC	1,479.310	06/18/2025	547,000	547,000	12,327	5,016	7,311
Call USD/Put KRW	MS & Co. Int. PLC	1,531.150	06/18/2025	535,000	535,000	6,729	5,136	1,593
Call USD/Put KRW	MS & Co. Int. PLC	1,496.880	09/17/2025	464,000	464,000	10,850	5,030	5,820
Call USD/Put KRW	MS & Co. Int. PLC	1,553.840	09/17/2025	442,000	442,000	6,309	5,171	1,138
Call USD/Put KRW	MS & Co. Int. PLC	1,512.770	12/17/2025	409,000	409,000	9,910	5,166	4,744
Call USD/Put KRW	MS & Co. Int. PLC	1,572.940	12/17/2025	387,000	387,000	6,089	5,302	787
Call USD/Put KRW	MS & Co. Int. PLC	1,526.850	03/18/2026	373,000	373,000	9,361	5,214	4,147
Call USD/Put KRW	MS & Co. Int. PLC	1,589.310	03/18/2026	351,000	351,000	5,987	5,195	792
Call USD/Put MXN	MS & Co. Int. PLC	23.558	06/18/2025	337,000	337,000	3,819	4,505	(686)
Call USD/Put MXN	MS & Co. Int. PLC	22.875	06/18/2025	408,000	408,000	6,727	4,750	1,977
Call USD/Put MXN	MS & Co. Int. PLC	24.511	09/17/2025	289,000	289,000	4,134	4,623	(489)
Call USD/Put MXN	MS & Co. Int. PLC	23.824	09/17/2025	335,000	335,000	6,351	4,798	1,553
Call USD/Put MXN	MS & Co. Int. PLC	25.433	12/17/2025	258,000	258,000	4,229	4,648	(419)
Call USD/Put MXN	MS & Co. Int. PLC	24.722	12/17/2025	293,000	293,000	6,091	4,947	1,144
Call USD/Put MXN	MS & Co. Int. PLC	26.302	03/18/2026	237,000	237,000	4,296	4,688	(392)
Call USD/Put MXN	MS & Co. Int. PLC	25.536	03/18/2026	268,000	268,000	6,027	5,033	994
Call USD/Put NOK	MS & Co. Int. PLC	12.025	06/18/2025	228,000	228,000	3,368	2,531	837
Call USD/Put NOK	MS & Co. Int. PLC	12.175	06/18/2025	249,000	249,000	3,055	2,814	241
Call USD/Put NOK	MS & Co. Int. PLC	12.289	09/17/2025	191,000	191,000	3,348	2,521	827
Call USD/Put NOK	MS & Co. Int. PLC	12.469	09/17/2025	203,000	203,000	3,018	2,781	237
Call USD/Put NOK	MS & Co. Int. PLC	12.519	12/17/2025	169,000	169,000	3,352	2,551	801
Call USD/Put NOK	MS & Co. Int. PLC	12.731	12/17/2025	176,000	176,000	2,983	2,764	219
Call USD/Put NOK	MS & Co. Int. PLC	12.700	03/18/2026	155,000	155,000	3,313	2,558	755
Call USD/Put NOK	MS & Co. Int. PLC	12.959	03/18/2026	159,000	159,000	2,870	2,703	167
Call USD/Put SEK	MS & Co. Int. PLC	11.739	06/18/2025	687,000	687,000	6,835	7,145	(310)
Call USD/Put SEK	MS & Co. Int. PLC	11.735	06/18/2025	737,000	737,000	7,372	7,538	(166)
Call USD/Put SEK	MS & Co. Int. PLC	11.925	09/17/2025	576,000	576,000	7,334	7,200	134
Call USD/Put SEK	MS & Co. Int. PLC	11.944	09/17/2025	604,000	604,000	7,533	7,724	(191)
Call USD/Put SEK	MS & Co. Int. PLC	12.086	12/17/2025	508,000	508,000	7,623	7,214	409
Call USD/Put SEK	MS & Co. Int. PLC	12.134	12/17/2025	523,000	523,000	7,537	7,928	(391)
Call USD/Put SEK	MS & Co. Int. PLC	12.199	03/18/2026	469,000	469,000	7,769	7,316	453
Call USD/Put SEK	MS & Co. Int. PLC	12.275	03/18/2026	477,000	477,000	7,466	7,818	(352)

				517,069,000	$517,069,000	$606,858	$525,276	$ 81,582

Puts
Put AUD/Call JPY	MS & Co. Int. PLC	90.700	06/18/2025	1,823,000	1,823,000	18,250	15,030	3,220
Put AUD/Call JPY	MS & Co. Int. PLC	87.840	06/18/2025	2,088,000	2,088,000	13,600	17,422	(3,822)
Put AUD/Call JPY	MS & Co. Int. PLC	88.420	09/17/2025	1,527,000	1,527,000	18,036	14,952	3,084
Put AUD/Call JPY	MS & Co. Int. PLC	85.610	09/17/2025	1,711,000	1,711,000	14,343	16,619	(2,276)
Put AUD/Call JPY	MS & Co. Int. PLC	86.440	12/17/2025	1,339,000	1,339,000	17,817	14,905	2,912
Put AUD/Call JPY	MS & Co. Int. PLC	83.680	12/17/2025	1,475,000	1,475,000	14,689	16,716	(2,027)
Put AUD/Call JPY	MS & Co. Int. PLC	84.720	03/18/2026	1,223,000	1,223,000	17,682	15,021	2,661
Put AUD/Call JPY	MS & Co. Int. PLC	82.000	03/18/2026	1,330,000	1,330,000	14,816	16,562	(1,746)
Put AUD/Call USD	MS & Co. Int. PLC	0.610	06/18/2025	760,000	760,000	10,715	4,996	5,719
Put AUD/Call USD	MS & Co. Int. PLC	0.593	06/18/2025	856,000	856,000	7,449	5,383	2,066
Put AUD/Call USD	MS & Co. Int. PLC	0.601	09/17/2025	627,000	627,000	9,394	4,986	4,408
Put AUD/Call USD	MS & Co. Int. PLC	0.584	09/17/2025	689,000	689,000	6,993	5,277	1,716
Put AUD/Call USD	MS & Co. Int. PLC	0.594	12/17/2025	543,000	543,000	8,583	5,020	3,563
Put AUD/Call USD	MS & Co. Int. PLC	0.577	12/17/2025	589,000	589,000	6,716	5,208	1,508

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Put AUD/Call USD	MS & Co. Int. PLC	$ 0.588	03/18/2026	494,000	$ 494,000	$ 8,230	$ 5,024	$ 3,206
Put AUD/Call USD	MS & Co. Int. PLC	0.571	03/18/2026	526,000	526,000	6,494	5,142	1,352
Put CAD/Call JPY	MS & Co. Int. PLC	101.500	06/18/2025	941,000	941,000	7,863	8,233	(370)
Put CAD/Call JPY	MS & Co. Int. PLC	98.820	06/18/2025	1,051,000	1,051,000	5,930	8,690	(2,760)
Put CAD/Call JPY	MS & Co. Int. PLC	99.440	09/17/2025	789,000	789,000	8,063	8,180	(117)
Put CAD/Call JPY	MS & Co. Int. PLC	96.820	09/17/2025	869,000	869,000	6,489	8,695	(2,206)
Put CAD/Call JPY	MS & Co. Int. PLC	97.660	12/17/2025	693,000	693,000	8,170	8,054	116
Put CAD/Call JPY	MS & Co. Int. PLC	95.080	12/17/2025	753,000	753,000	6,798	8,534	(1,736)
Put CAD/Call JPY	MS & Co. Int. PLC	96.150	03/18/2026	635,000	635,000	8,289	8,405	(116)
Put CAD/Call JPY	MS & Co. Int. PLC	93.500	03/18/2026	674,000	674,000	6,848	8,523	(1,675)
Put NZD/Call JPY	MS & Co. Int. PLC	82.280	06/18/2025	955,000	955,000	8,787	6,915	1,872
Put NZD/Call JPY	MS & Co. Int. PLC	80.090	06/18/2025	1,093,000	1,093,000	6,967	8,166	(1,199)
Put NZD/Call JPY	MS & Co. Int. PLC	80.390	09/17/2025	808,000	808,000	8,684	7,137	1,547
Put NZD/Call JPY	MS & Co. Int. PLC	78.240	09/17/2025	905,000	905,000	7,256	8,144	(888)
Put NZD/Call JPY	MS & Co. Int. PLC	78.700	12/17/2025	711,000	711,000	8,527	7,103	1,424
Put NZD/Call JPY	MS & Co. Int. PLC	76.630	12/17/2025	787,000	787,000	7,404	8,062	(658)
Put NZD/Call JPY	MS & Co. Int. PLC	77.160	03/18/2026	646,000	646,000	8,348	7,027	1,321
Put NZD/Call JPY	MS & Co. Int. PLC	75.130	03/18/2026	705,000	705,000	7,335	7,661	(326)
Put NZD/Call USD	MS & Co. Int. PLC	0.553	06/18/2025	414,000	414,000	5,351	2,476	2,875
Put NZD/Call USD	MS & Co. Int. PLC	0.540	06/18/2025	471,000	471,000	4,033	2,692	1,341
Put NZD/Call USD	MS & Co. Int. PLC	0.546	09/17/2025	342,000	342,000	4,632	2,499	2,133
Put NZD/Call USD	MS & Co. Int. PLC	0.533	09/17/2025	379,000	379,000	3,662	2,638	1,024
Put NZD/Call USD	MS & Co. Int. PLC	0.540	12/17/2025	295,000	295,000	4,174	2,486	1,688
Put NZD/Call USD	MS & Co. Int. PLC	0.527	12/17/2025	324,000	324,000	3,477	2,604	873
Put NZD/Call USD	MS & Co. Int. PLC	0.535	03/18/2026	267,000	267,000	3,961	2,472	1,489
Put NZD/Call USD	MS & Co. Int. PLC	0.522	03/18/2026	289,000	289,000	3,351	2,567	784

				33,396,000	$ 33,396,000	$348,206	$316,226	$ 31,980

Total purchased option contracts				550,465,000	$550,465,000	$955,064	$841,502	$113,562

Written option contract
Puts
Put USD/Call CHF	Barclays Bank PLC	0.830	03/14/2025	(860,000)	(860,000)	(296)	(8,818)	8,522

TOTAL				549,605,000	$549,605,000	$954,768	$832,684	$122,084

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$6,130.000	01/03/2025	(5)	$(3,065,000)	$ (38)	$ (950)	$ 912
S&P 500 Index	6,080.000	01/06/2025	(5)	(3,040,000)	(137)	(1,110)	973
S&P 500 Index	6,040.000	01/08/2025	(5)	(3,020,000)	(1,675)	(3,404)	1,729
S&P 500 Index	6,250.000	01/08/2025	(4)	(2,500,000)	(30)	(4,822)	4,792
S&P 500 Index	6,275.000	01/15/2025	(4)	(2,510,000)	(100)	(4,028)	3,928
S&P 500 Index	6,200.000	01/22/2025	(4)	(2,480,000)	(550)	(4,527)	3,977

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

S&P 500 Index	$6,140.000	01/29/2025	(4)	$ (2,456,000)	$ (3,140)	$ (4,412)	$ 1,272

			(31)	$(19,071,000)	$ (5,670)	$ (23,253)	$ 17,583

Puts
S&P 500 Index	5,950.000	01/03/2025	(11)	(6,545,000)	(78,870)	(28,083)	(50,787)
S&P 500 Index	5,865.000	01/06/2025	(11)	(6,451,500)	(30,745)	(26,005)	(4,740)
S&P 500 Index	5,775.000	01/08/2025	(11)	(6,352,500)	(13,530)	(11,636)	(1,894)
S&P 500 Index	5,860.000	01/08/2025	(8)	(4,688,000)	(28,400)	(13,389)	(15,011)
S&P 500 Index	5,850.000	01/15/2025	(8)	(4,680,000)	(38,920)	(18,580)	(20,340)
S&P 500 Index	5,740.000	01/22/2025	(8)	(4,592,000)	(24,880)	(17,064)	(7,816)
S&P 500 Index	5,675.000	01/29/2025	(8)	(4,540,000)	(23,960)	(21,190)	(2,770)

			(65)	$(37,849,000)	$(239,305)	$(135,947)	$(103,358)

Total written option contracts			(96)	$(56,920,000)	$(244,975)	$(159,200)	$ (85,775)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
3 Month SOFR	$96.500	03/14/2025	53	$132,500	$1,656	$ 89,746	$ (88,090)
3 Month SOFR	97.000	03/14/2025	97	242,500	1,213	128,750	(127,537)
3 Month SOFR	97.250	03/14/2025	162	405,000	1,013	296,628	(295,615)
3 Month SOFR	98.000	03/14/2025	73	182,500	456	22,982	(22,526)
3 Month SOFR	96.250	06/13/2025	67	167,500	18,425	95,080	(76,655)
3 Month SOFR	96.625	06/13/2025	54	135,000	8,438	93,046	(84,608)
3 Month SOFR	97.250	06/13/2025	126	315,000	9,450	155,988	(146,538)
3 Month SOFR	96.000	09/12/2025	34	85,000	25,712	33,229	(7,517)
3 Month SOFR	96.500	09/12/2025	100	250,000	38,125	135,619	(97,494)
3 Month SOFR	96.625	09/12/2025	51	127,500	16,894	94,864	(77,970)
3 Month SOFR	97.500	09/12/2025	145	362,500	19,937	163,461	(143,524)
3 Month SOFR	96.125	12/12/2025	55	137,500	49,500	62,003	(12,503)
3 Month SOFR	96.500	12/12/2025	89	222,500	52,844	137,994	(85,150)
3 Month SOFR	97.500	12/12/2025	134	335,000	28,475	161,111	(132,636)
3 Month SOFR	96.250	03/13/2026	51	127,500	48,769	63,868	(15,099)
3 Month SOFR	96.625	03/13/2026	62	155,000	40,300	92,369	(52,069)
3 Month SOFR	96.750	03/13/2026	32	80,000	18,400	52,074	(33,674)
3 Month SOFR	97.000	03/13/2026	43	107,500	19,081	21,358	(2,277)
3 Month SOFR	96.250	06/12/2026	46	115,000	50,025	65,404	(15,379)
3 Month SOFR	96.625	06/12/2026	59	147,500	44,619	93,062	(48,443)
3 Month SOFR	96.750	06/12/2026	33	82,500	22,069	51,226	(29,157)
3 Month SOFR	97.125	06/12/2026	41	102,500	18,962	21,093	(2,131)
3 Month SOFR	96.375	09/11/2026	46	115,000	48,300	66,232	(17,932)
3 Month SOFR	96.500	09/11/2026	84	210,000	78,225	92,565	(14,340)
3 Month SOFR	96.625	09/11/2026	56	140,000	46,200	93,230	(47,030)
3 Month SOFR	96.375	12/11/2026	44	110,000	49,225	68,302	(19,077)
3 Month SOFR	96.500	12/11/2026	81	202,500	81,000	98,371	(17,371)
3 Month SOFR	96.500	03/12/2027	80	200,000	85,500	105,157	(19,657)

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

3 Month SOFR	$96.500	06/11/2027	79	$ 197,500	$ 87,887	$ 108,780	$ (20,893)

TOTAL			2,077	$5,192,500	$1,010,700	$2,763,592	$(1,752,892)

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Denmark Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
MSCI	—Morgan Stanley Capital International
SPDR	—Standard and Poor’s Depository Receipt

Abbreviations:
1Y IRS	—1 Year Interest Rate Swaptions
6M IRS	—6 Month Interest Rate Swaptions
7M IRS	—7 Month Interest Rate Swaptions
CHF	—Swiss Franc
EURO	—Euro Offered Rate
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Financing Rate

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments December 31, 2024

Shares	Description	Value

Underlying Funds – 91.2%

Equity(a) – 33.7%
1,140,174	Goldman Sachs Large Cap Growth Insights Fund — Class R6	$38,720,297
1,587,277	Goldman Sachs Large Cap Value Insights Fund — Class R6	36,713,724
1,704,649	Goldman Sachs International Equity Insights Fund — Class R6	23,728,712
1,160,722	Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	9,993,812
633,891	Goldman Sachs Global Real Estate Securities Fund — Class R6	6,015,627
450,784	Goldman Sachs Global Infrastructure Fund — Class R6	5,373,347
137,639	Goldman Sachs Small Cap Equity Insights Fund — Class R6	3,823,607
230,249	Goldman Sachs International Small Cap Insights Fund — Class R6	2,829,763

		127,198,889

Exchange Traded Funds – 57.5%
867,039	Goldman Sachs MarketBeta U.S. Equity ETF(a)	70,082,762
528,227	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	60,841,186
715,268	Goldman Sachs MarketBeta International Equity ETF(a)	38,719,102
581,610	Goldman Sachs ActiveBeta International Equity ETF(a)	19,390,877
414,347	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	17,932,938
280,717	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	8,960,487

Shares	Description	Value

Underlying Funds – (continued)

Exchange Traded Funds – (continued)
6,536	iShares U.S. Technology ETF	$1,042,623

		216,969,975

TOTAL UNDERLYING FUNDS – 91.2% (Cost $269,501,383)		$344,168,864

Shares	Dividend Rate	Value

Investment Company(a) – 3.8%
Goldman Sachs Financial Square Government Fund — Institutional Shares
14,131,299	4.392%	$14,131,299
(Cost $14,131,299)

TOTAL INVESTMENTS – 95.0% (Cost $283,632,682)		$358,300,163

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.0%		18,981,105

NET ASSETS – 100.0%		$377,281,268

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	ILS	80,000	USD	21,945	03/19/25	$105
	USD	456,836	AUD	710,000	03/19/25	17,328
	USD	606,823	CHF	530,000	03/19/25	17,611
	USD	201,616	DKK	1,420,000	03/19/25	3,502
	USD	1,988,269	EUR	1,880,000	03/19/25	34,030
	USD	895,113	GBP	705,000	03/19/25	13,052
	USD	22,201	ILS	80,000	03/19/25	150
	USD	1,380,220	JPY	205,000,000	03/19/25	65,266
	USD	36,213	NOK	400,000	03/19/25	1,081
	USD	11,735	NZD	20,000	03/19/25	535
	USD	199,941	SEK	2,175,000	03/19/25	2,505
	USD	74,736	SGD	100,000	03/19/25	1,277

TOTAL						$156,442

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued) December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	AUD	600,000	USD	373,365	03/19/25	$ (1,950)
	CHF	450,000	USD	502,130	03/19/25	(1,856)
	DKK	1,230,000	USD	172,243	03/19/25	(637)
	EUR	1,600,000	USD	1,669,602	03/19/25	(6,419)
	GBP	600,000	USD	752,429	03/19/25	(1,738)
	HKD	790,000	USD	101,856	03/19/25	(33)
	JPY	296,000,000	USD	1,940,378	03/19/25	(41,712)
	NOK	350,000	USD	30,876	03/19/25	(135)
	NZD	20,000	USD	11,292	03/19/25	(92)
	SEK	1,875,000	USD	170,721	03/19/25	(517)
	SGD	80,000	USD	59,011	03/19/25	(244)
	USD	118,410	HKD	920,000	03/19/25	(168)

TOTAL						$(55,501)

FUTURES CONTRACTS — At December 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	182	03/21/25	$54,015,325	$(1,533,367)
S&P Toronto Stock Exchange 60 Index	35	03/20/25	7,232,043	(213,664)
TOPIX Futures	6	03/13/25	1,062,569	19,747

TOTAL FUTURES CONTRACTS				$(1,727,284)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2024, the Fund had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Call CHF/Put NOK	MS & Co. Int. PLC	$13.481	03/19/2025	469,000	$ 469,000	$ 1,320	$ 6,750	$ (5,430)
Call CHF/Put NOK	MS & Co. Int. PLC	13.391	03/19/2025	456,000	456,000	1,588	5,612	(4,024)
Call CHF/Put NOK	MS & Co. Int. PLC	13.801	06/18/2025	416,000	416,000	2,979	6,689	(3,710)
Call CHF/Put NOK	MS & Co. Int. PLC	13.705	06/18/2025	400,000	400,000	3,258	5,734	(2,476)
Call CHF/Put NOK	MS & Co. Int. PLC	14.516	09/17/2025	955,000	955,000	7,033	18,562	(11,529)
Call CHF/Put NOK	MS & Co. Int. PLC	14.537	12/17/2025	1,132,000	1,132,000	14,514	19,265	(4,751)
Call CHF/Put SEK	MS & Co. Int. PLC	13.189	03/19/2025	529,000	529,000	482	6,975	(6,493)
Call CHF/Put SEK	MS & Co. Int. PLC	13.189	03/19/2025	496,000	496,000	450	5,220	(4,770)
Call CHF/Put SEK	MS & Co. Int. PLC	13.432	06/18/2025	473,000	473,000	1,660	6,760	(5,100)
Call CHF/Put SEK	MS & Co. Int. PLC	13.433	06/18/2025	440,000	440,000	1,542	5,353	(3,811)
Call CHF/Put SEK	MS & Co. Int. PLC	13.481	09/17/2025	1,120,000	1,120,000	8,546	18,202	(9,656)
Call CHF/Put SEK	MS & Co. Int. PLC	13.709	12/17/2025	1,300,000	1,300,000	13,032	18,313	(5,281)
Call JPY/Put KRW	MS & Co. Int. PLC	10.249	03/19/2025	51,940,000	51,940,000	1,120	4,321	(3,201)
Call JPY/Put KRW	MS & Co. Int. PLC	9.959	03/19/2025	49,745,000	49,745,000	2,027	3,767	(1,740)
Call JPY/Put KRW	MS & Co. Int. PLC	10.465	06/18/2025	46,595,000	46,595,000	2,207	4,260	(2,053)
Call JPY/Put KRW	MS & Co. Int. PLC	10.177	06/18/2025	44,112,000	44,112,000	3,125	3,806	(681)

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Call JPY/Put KRW	MS & Co. Int. PLC	$ 10.702	09/17/2025	109,051,000	$109,051,000	$ 7,025	$ 11,774	$ (4,749)
Call JPY/Put KRW	MS & Co. Int. PLC	10.745	12/17/2025	124,238,000	124,238,000	11,487	12,210	(723)
Call USD/Put CAD	MS & Co. Int. PLC	1.443	03/19/2025	1,302,000	1,302,000	13,221	10,325	2,896
Call USD/Put CAD	MS & Co. Int. PLC	1.431	03/19/2025	1,233,000	1,233,000	16,770	8,011	8,759
Call USD/Put CAD	MS & Co. Int. PLC	1.452	06/18/2025	1,170,000	1,170,000	14,221	10,085	4,136
Call USD/Put CAD	MS & Co. Int. PLC	1.441	06/18/2025	1,093,000	1,093,000	15,994	8,142	7,852
Call USD/Put CAD	MS & Co. Int. PLC	1.420	09/17/2025	3,403,000	3,403,000	76,972	24,396	52,576
Call USD/Put CAD	MS & Co. Int. PLC	1.501	12/17/2025	3,939,000	3,939,000	38,583	35,549	3,034
Call USD/Put CLP	MS & Co. Int. PLC	1,136.330	03/19/2025	381,000	381,000	238	6,933	(6,695)
Call USD/Put CLP	MS & Co. Int. PLC	1,059.000	03/19/2025	368,000	368,000	1,667	6,154	(4,487)
Call USD/Put CLP	MS & Co. Int. PLC	1,162.170	06/18/2025	346,000	346,000	1,135	6,958	(5,823)
Call USD/Put CLP	MS & Co. Int. PLC	1,082.190	06/18/2025	332,000	332,000	3,323	6,368	(3,045)
Call USD/Put CLP	MS & Co. Int. PLC	1,077.560	09/17/2025	1,330,000	1,330,000	25,197	23,593	1,604
Call USD/Put CLP	MS & Co. Int. PLC	1,148.202	12/17/2025	1,420,000	1,420,000	21,258	23,345	(2,087)
Call USD/Put KRW	MS & Co. Int. PLC	1,477.240	03/19/2025	413,000	413,000	6,756	4,630	2,126
Call USD/Put KRW	MS & Co. Int. PLC	1,461.240	03/19/2025	384,000	384,000	8,238	4,036	4,202
Call USD/Put KRW	MS & Co. Int. PLC	1,489.980	06/18/2025	369,000	369,000	7,375	4,483	2,892
Call USD/Put KRW	MS & Co. Int. PLC	1,474.260	06/18/2025	341,000	341,000	8,133	3,997	4,136
Call USD/Put KRW	MS & Co. Int. PLC	1,427.030	09/17/2025	968,000	968,000	41,729	11,277	30,452
Call USD/Put KRW	MS & Co. Int. PLC	23.724	09/17/2025	602,000	602,000	11,896	11,160	736
Call USD/Put KRW	MS & Co. Int. PLC	1,572.940	12/17/2025	886,000	886,000	13,939	12,138	1,801
Call USD/Put KRW	MS & Co. Int. PLC	24.722	12/17/2025	671,000	671,000	13,949	11,330	2,619
Call USD/Put NOK	MS & Co. Int. PLC	12.073	03/19/2025	167,000	167,000	927	2,365	(1,438)
Call USD/Put NOK	MS & Co. Int. PLC	11.918	03/19/2025	162,000	162,000	1,235	1,968	(733)
Call USD/Put NOK	MS & Co. Int. PLC	12.269	06/18/2025	149,000	149,000	1,630	2,329	(699)
Call USD/Put NOK	MS & Co. Int. PLC	12.114	06/18/2025	143,000	143,000	1,893	1,998	(105)
Call USD/Put NOK	MS & Co. Int. PLC	11.994	09/17/2025	382,000	382,000	8,789	6,259	2,530
Call USD/Put NOK	MS & Co. Int. PLC	12.731	12/17/2025	402,000	402,000	6,813	6,311	502
Call USD/Put SEK	MS & Co. Int. PLC	11.853	03/19/2025	534,000	534,000	1,520	7,353	(5,833)
Call USD/Put SEK	MS & Co. Int. PLC	11.779	03/19/2025	504,000	504,000	1,724	5,700	(3,976)
Call USD/Put SEK	MS & Co. Int. PLC	11.992	06/18/2025	478,000	478,000	3,318	7,160	(3,842)
Call USD/Put SEK	MS & Co. Int. PLC	11.919	06/18/2025	448,000	448,000	3,450	5,756	(2,306)
Call USD/Put SEK	MS & Co. Int. PLC	11.218	09/17/2025	1,266,000	1,266,000	34,099	18,398	15,701
Call USD/Put SEK	MS & Co. Int. PLC	12.134	12/17/2025	1,255,000	1,255,000	18,087	19,024	(937)

				460,708,000	$460,708,000	$507,474	$481,104	$ 26,370

Puts
Put AUD/Call JPY	MS & Co. Int. PLC	87.080	03/19/2025	1,170,000	1,170,000	2,215	11,836	(9,621)
Put AUD/Call JPY	MS & Co. Int. PLC	90.175	03/19/2025	1,077,000	1,077,000	3,950	9,634	(5,684)
Put AUD/Call JPY	MS & Co. Int. PLC	85.260	06/18/2025	1,042,000	1,042,000	4,598	12,139	(7,541)
Put AUD/Call JPY	MS & Co. Int. PLC	88.108	06/18/2025	941,000	941,000	6,384	9,798	(3,414)
Put AUD/Call JPY	MS & Co. Int. PLC	82.360	09/17/2025	2,362,000	2,362,000	13,316	28,027	(14,711)
Put AUD/Call JPY	MS & Co. Int. PLC	83.680	12/17/2025	3,377,000	3,377,000	33,629	38,269	(4,640)
Put AUD/Call USD	MS & Co. Int. PLC	0.603	03/19/2025	561,000	561,000	3,675	4,638	(963)
Put AUD/Call USD	MS & Co. Int. PLC	0.614	03/19/2025	519,000	519,000	5,215	4,001	1,214
Put AUD/Call USD	MS & Co. Int. PLC	0.598	06/18/2025	496,000	496,000	4,965	4,583	382
Put AUD/Call USD	MS & Co. Int. PLC	0.607	06/18/2025	453,000	453,000	5,856	3,995	1,861
Put AUD/Call USD	MS & Co. Int. PLC	0.620	09/17/2025	1,255,000	1,255,000	27,663	11,723	15,940
Put AUD/Call USD	MS & Co. Int. PLC	0.577	12/17/2025	1,349,000	1,349,000	15,382	11,928	3,454
Put CAD/Call JPY	MS & Co. Int. PLC	98.300	03/19/2025	712,000	712,000	1,211	6,957	(5,746)
Put CAD/Call JPY	MS & Co. Int. PLC	101.330	03/19/2025	682,000	682,000	2,158	5,805	(3,647)
Put CAD/Call JPY	MS & Co. Int. PLC	96.390	06/18/2025	638,000	638,000	2,536	7,146	(4,610)

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued) December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Put CAD/Call JPY	MS & Co. Int. PLC	$99.300	06/18/2025	602,000	$ 602,000	$ 3,644	$ 6,100	$ (2,456)
Put CAD/Call JPY	MS & Co. Int. PLC	91.640	09/17/2025	1,518,000	1,518,000	6,212	17,701	(11,489)
Put CAD/Call JPY	MS & Co. Int. PLC	95.080	12/17/2025	1,724,000	1,724,000	15,564	19,540	(3,976)
Put NZD/Call JPY	MS & Co. Int. PLC	79.260	03/19/2025	1,027,000	1,027,000	1,889	9,421	(7,532)
Put NZD/Call JPY	MS & Co. Int. PLC	81.672	03/19/2025	962,000	962,000	3,203	7,935	(4,732)
Put NZD/Call JPY	MS & Co. Int. PLC	77.490	06/18/2025	915,000	915,000	3,753	9,663	(5,910)
Put NZD/Call JPY	MS & Co. Int. PLC	79.724	06/18/2025	838,000	838,000	5,020	8,077	(3,057)
Put NZD/Call JPY	MS & Co. Int. PLC	75.450	09/17/2025	2,079,000	2,079,000	11,369	23,234	(11,865)
Put NZD/Call JPY	MS & Co. Int. PLC	76.630	12/17/2025	1,877,000	1,877,000	17,659	19,227	(1,568)
Put NZD/Call USD	MS & Co. Int. PLC	0.549	03/19/2025	615,000	615,000	4,246	4,730	(484)
Put NZD/Call USD	MS & Co. Int. PLC	0.556	03/19/2025	573,000	573,000	5,413	4,044	1,369
Put NZD/Call USD	MS & Co. Int. PLC	0.543	06/18/2025	544,000	544,000	5,193	4,769	424
Put NZD/Call USD	MS & Co. Int. PLC	0.549	06/18/2025	499,000	499,000	5,762	4,032	1,730
Put NZD/Call USD	MS & Co. Int. PLC	0.567	09/17/2025	1,344,000	1,344,000	29,914	11,567	18,347
Put NZD/Call USD	MS & Co. Int. PLC	0.527	12/17/2025	743,000	743,000	7,972	5,971	2,001

				32,494,000	$ 32,494,000	$259,566	$326,490	$(66,924)

Total purchased option contracts				493,202,000	$493,202,000	$767,040	$807,594	$(40,554)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$6,130.000	01/03/2025	(7)	$ (4,291,000)	$ (53)	$ (1,330)	$ 1,277
S&P 500 Index	6,080.000	01/06/2025	(7)	(4,256,000)	(192)	(1,555)	1,363
S&P 500 Index	6,040.000	01/08/2025	(7)	(4,228,000)	(2,345)	(4,766)	2,421
S&P 500 Index	6,250.000	01/08/2025	(5)	(3,125,000)	(38)	(6,027)	5,989
S&P 500 Index	6,275.000	01/15/2025	(5)	(3,137,500)	(125)	(5,035)	4,910
S&P 500 Index	6,200.000	01/22/2025	(5)	(3,100,000)	(687)	(5,658)	4,971
S&P 500 Index	6,140.000	01/29/2025	(5)	(3,070,000)	(3,925)	(5,515)	1,590

			(41)	$(25,207,500)	$ (7,365)	$ (29,886)	$ 22,521

Puts
S&P 500 Index	5,950.000	01/03/2025	(14)	(8,330,000)	(100,380)	(35,742)	(64,638)
S&P 500 Index	5,865.000	01/06/2025	(14)	(8,211,000)	(39,130)	(33,097)	(6,033)
S&P 500 Index	5,775.000	01/08/2025	(14)	(8,085,000)	(17,220)	(14,809)	(2,411)
S&P 500 Index	5,860.000	01/08/2025	(11)	(6,446,000)	(39,050)	(18,410)	(20,640)
S&P 500 Index	5,850.000	01/15/2025	(11)	(6,435,000)	(53,515)	(25,547)	(27,968)
S&P 500 Index	5,740.000	01/22/2025	(11)	(6,314,000)	(34,210)	(23,464)	(10,746)
S&P 500 Index	5,675.000	01/29/2025	(11)	(6,242,500)	(32,945)	(29,137)	(3,808)

			(86)	$(50,063,500)	$(316,450)	$(180,206)	$(136,244)

Total written option contracts			(127)	$(75,271,000)	$(323,815)	$(210,092)	$(113,723)

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
3 Month SOFR	$96.500	03/14/2025	25	$ 62,500	$ 781	$ 42,333	$ (41,552)
3 Month SOFR	97.000	03/14/2025	51	127,500	638	67,693	(67,055)
3 Month SOFR	97.250	03/14/2025	72	180,000	450	131,717	(131,267)
3 Month SOFR	98.000	03/14/2025	242	605,000	1,513	73,536	(72,023)
3 Month SOFR	96.250	06/13/2025	112	280,000	30,800	201,222	(170,422)
3 Month SOFR	96.625	06/13/2025	25	62,500	3,906	43,077	(39,171)
3 Month SOFR	97.250	06/13/2025	66	165,000	4,950	81,708	(76,758)
3 Month SOFR	96.000	09/12/2025	31	77,500	23,444	30,297	(6,853)
3 Month SOFR	96.500	09/12/2025	139	347,500	52,994	232,460	(179,466)
3 Month SOFR	96.625	09/12/2025	24	60,000	7,950	44,642	(36,692)
3 Month SOFR	97.500	09/12/2025	76	190,000	10,450	85,676	(75,226)
3 Month SOFR	96.125	12/12/2025	49	122,500	44,100	55,239	(11,139)
3 Month SOFR	96.500	12/12/2025	128	320,000	76,000	235,710	(159,710)
3 Month SOFR	97.500	12/12/2025	70	175,000	14,875	84,162	(69,287)
3 Month SOFR	96.250	03/13/2026	46	115,000	43,987	57,607	(13,620)
3 Month SOFR	96.625	03/13/2026	38	95,000	24,700	56,613	(31,913)
3 Month SOFR	96.750	03/13/2026	107	267,500	61,525	189,398	(127,873)
3 Month SOFR	97.000	03/13/2026	34	85,000	15,088	16,888	(1,800)
3 Month SOFR	96.250	06/12/2026	42	105,000	45,675	59,716	(14,041)
3 Month SOFR	96.625	06/12/2026	36	90,000	27,225	56,784	(29,559)
3 Month SOFR	96.750	06/12/2026	111	277,500	74,231	200,195	(125,964)
3 Month SOFR	97.125	06/12/2026	32	80,000	14,800	16,463	(1,663)
3 Month SOFR	96.375	09/11/2026	42	105,000	44,100	60,472	(16,372)
3 Month SOFR	96.500	09/11/2026	66	165,000	61,462	72,729	(11,267)
3 Month SOFR	96.625	09/11/2026	34	85,000	28,050	56,604	(28,554)
3 Month SOFR	96.375	12/11/2026	39	97,500	43,631	60,541	(16,910)
3 Month SOFR	96.500	12/11/2026	64	160,000	64,000	77,726	(13,726)
3 Month SOFR	96.500	03/12/2027	63	157,500	67,331	82,811	(15,480)
3 Month SOFR	96.500	06/11/2027	62	155,000	68,976	85,372	(16,396)

TOTAL			1,926	$4,815,000	$957,632	$2,559,391	$(1,601,759)

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Denmark Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued) December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Financing Rate

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments December 31, 2024

Shares	Description	Value

Underlying Funds – 95.8%

Dynamic(a) – 1.5%
1,474,357	Goldman Sachs Managed Futures Strategy Fund — Class R6	$13,755,747

Equity(a) – 34.5%
2,622,248	Goldman Sachs Large Cap Growth Insights Fund — Class R6	89,051,558
3,835,634	Goldman Sachs Large Cap Value Insights Fund — Class R6	88,718,213
5,581,120	Goldman Sachs International Equity Insights Fund — Class R6	77,689,194
3,431,958	Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	29,549,156
1,168,311	Goldman Sachs Global Real Estate Securities Fund — Class R6	11,087,272
350,545	Goldman Sachs Small Cap Equity Insights Fund — Class R6	9,738,138
730,613	Goldman Sachs Global Infrastructure Fund — Class R6	8,708,905
499,958	Goldman Sachs International Small Cap Insights Fund — Class R6	6,144,480
26,185	Goldman Sachs Energy Infrastructure Fund — Class R6	355,329

		321,042,245

Exchange Traded Funds – 34.3%
1,328,939	Goldman Sachs MarketBeta U.S. Equity ETF(a)	107,418,139
1,794,379	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	80,872,662
1,081,507	Goldman Sachs MarketBeta International Equity ETF(a)	58,544,461
223,124	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	25,699,422
542,727	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	23,489,225
436,704	Goldman Sachs ActiveBeta International Equity ETF(a)	14,559,711
130,954	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	4,180,052
16,184	iShares U.S. Technology ETF	2,581,672
11,823	Health Care Select Sector SPDR Fund	1,626,490
3,887	iShares MSCI Mexico ETF	181,989

		319,153,823

Shares	Description	Value

Underlying Funds – (continued)

Fixed Income(a) – 25.5%
15,158,556	Goldman Sachs Global Core Fixed Income Fund — Class R6	$170,685,345
2,831,067	Goldman Sachs Inflation Protected Securities Fund — Class R6	26,527,094
2,446,934	Goldman Sachs Emerging Markets Debt Fund — Class R6	23,490,570
1,599,005	Goldman Sachs High Yield Fund — Class R6	9,002,399
772,799	Goldman Sachs High Yield Floating Rate Fund — Class R6	6,847,000

		236,552,408

TOTAL UNDERLYING FUNDS – 95.8% (Cost $837,277,528)		$890,504,223

Shares	Dividend Rate	Value

Investment Company(a) – 1.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
12,674,974	4.392%	$12,674,974
(Cost $12,674,974)

TOTAL INVESTMENTS – 97.1% (Cost $849,952,502)		$903,179,197

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%		26,623,023

NET ASSETS – 100.0%		$929,802,220

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2024, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	4,574,792	AUD	7,110,000	03/19/25	$173,526
	USD	5,896,484	CHF	5,150,000	03/19/25	171,125
	USD	1,973,569	DKK	13,900,000	03/19/25	34,282

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC (continued)	USD	19,311,593	EUR	18,260,000	03/19/25	$ 330,523
	USD	8,747,985	GBP	6,890,000	03/19/25	127,557
	USD	266,407	ILS	960,000	03/19/25	1,797
	USD	1,729,669	INR	147,499,999	03/19/25	20,084
	USD	14,192,700	JPY	2,108,000,000	03/19/25	671,122
	USD	727,382	MXN	15,000,000	03/19/25	17,408
	USD	348,553	NOK	3,850,000	03/19/25	10,408
	USD	111,481	NZD	190,000	03/19/25	5,079
	USD	1,909,782	SEK	20,775,000	03/19/25	23,928
	USD	784,726	SGD	1,050,000	03/19/25	13,405

TOTAL						$1,600,244

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	JPY	292,000,000	USD	1,965,972	03/19/25	$(92,964)
	USD	1,145,493	HKD	8,900,000	03/19/25	(1,620)

TOTAL						$(94,584)

FUTURES CONTRACTS — At December 31, 2024, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.K. Long Gilt	39	03/27/25	$ 4,511,834	$ (141,291)
10 Year U.S. Treasury Notes	145	03/20/25	15,768,750	(266,564)
5 Year U.S. Treasury Notes	156	03/31/25	16,583,532	(174,554)
French 10 Year Government Bonds	77	03/06/25	9,842,437	(224,666)
FTSE/JSE Top 40 Index	9	03/20/25	364,011	(13,004)
MSCI EAFE Index	20	03/21/25	2,267,500	(68,904)
S&P 500 E-Mini Index	152	03/21/25	45,111,700	(1,183,856)
TOPIX Futures	15	03/13/25	2,656,424	49,370

Total				$(2,023,469)

Short position contracts:
10 Year German Euro-Bund	(67)	03/06/25	(9,260,994)	244,890
Ultra Long U.S. Treasury Bonds	(35)	03/20/25	(4,161,719)	244,928

Total				$ 489,818

TOTAL FUTURES CONTRACTS				$(1,533,651)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2024, the Portfolio had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Portfolio(a)	Payments Received by Portfolio(a)	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

6M GBP	4.403%	09/12/33	GBP	490	$15,006	$ —	$15,006
6M GBP	4.030	11/14/34		1,680	(8,512)	(1,724)	(6,788)
6M EURO	2.169	11/26/34	EUR	660	(4,058)	—	(4,058)

TOTAL					$ 2,436	$(1,724)	$ 4,160

(a)	Payments made annually.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2024, the Portfolio had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
1Y IRS	MS & Co. Int. PLC	3.440%	01/24/2025	490,000	$ 490,000	$ 44	$ 17,588	$(17,544)
7M IRS	MS & Co. Int. PLC	3.700	05/21/2025	1,590,000	1,590,000	15,276	40,666	(25,390)

Total purchased option contracts				2,080,000	$ 2,080,000	$ 15,320	$ 58,254	$(42,934)

Written option contracts
Calls
7M IRS	MS & Co. Int. PLC	3.200	05/21/2025	(1,590,000)	(1,590,000)	(3,881)	(15,103)	11,222

Puts
6M IRS	Barclays Bank PLC	4.400	05/21/2025	(2,450,000)	(2,450,000)	(24,716)	(21,032)	(3,684)

Total written option contracts				(4,040,000)	$(4,040,000)	$(28,597)	$(36,135)	$ 7,538

TOTAL				(1,960,000)	$(1,960,000)	$(13,277)	$ 22,119	$(35,396)

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contract
Calls
SPXA Index	MS & Co. Int. PLC	$1,681.700	03/21/2025	245	$ 41,201,650	$17,021	$27,092	$(10,071)

Written option contracts
Calls
SPXA Index	MS & Co. Int. PLC	1,936.360	03/21/2025	(245)	(47,440,820)	(271)	(8,336)	8,065

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON EQUITIES (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Puts
SXPA Index	MS & Co. Int. PLC	$1,422.240	03/21/2025	(245)	$(34,844,880)	$(1,021)	$(12,504)	$11,483

Total written option contracts				(490)	$(82,285,700)	$(1,292)	$(20,840)	$19,548

TOTAL				(245)	$(41,084,050)	$15,729	$ 6,252	$ 9,477

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Call USD/Put CHF	Barclays Bank PLC	$ 0.862	03/14/2025	1,150,000	$ 1,150,000	$50,889	$11,791	$39,098
Call CHF/Put NOK	MS & Co. Int. PLC	13.724	06/18/2025	1,061,000	1,061,000	8,431	11,514	(3,083)
Call CHF/Put NOK	MS & Co. Int. PLC	13.724	06/18/2025	1,171,000	1,171,000	9,302	13,480	(4,178)
Call CHF/Put NOK	MS & Co. Int. PLC	14.116	09/17/2025	888,000	888,000	9,672	11,845	(2,173)
Call CHF/Put NOK	MS & Co. Int. PLC	14.143	09/17/2025	956,000	956,000	10,135	13,348	(3,213)
Call CHF/Put NOK	MS & Co. Int. PLC	14.480	12/17/2025	779,000	779,000	10,448	11,888	(1,440)
Call CHF/Put NOK	MS & Co. Int. PLC	14.537	12/17/2025	826,000	826,000	10,590	14,057	(3,467)
Call CHF/Put NOK	MS & Co. Int. PLC	14.810	03/18/2026	710,000	710,000	11,043	11,959	(916)
Call CHF/Put NOK	MS & Co. Int. PLC	14.888	03/18/2026	748,000	748,000	11,036	14,724	(3,688)
Call CHF/Put SEK	MS & Co. Int. PLC	13.317	06/18/2025	1,249,000	1,249,000	5,362	10,730	(5,368)
Call CHF/Put SEK	MS & Co. Int. PLC	13.139	06/18/2025	1,357,000	1,357,000	7,950	12,234	(4,284)
Call CHF/Put SEK	MS & Co. Int. PLC	13.588	09/17/2025	1,037,000	1,037,000	6,908	11,136	(4,228)
Call CHF/Put SEK	MS & Co. Int. PLC	13.430	09/17/2025	1,104,000	1,104,000	8,983	12,948	(3,965)
Call CHF/Put SEK	MS & Co. Int. PLC	13.848	12/17/2025	902,000	902,000	7,859	12,235	(4,376)
Call CHF/Put SEK	MS & Co. Int. PLC	13.709	12/17/2025	949,000	949,000	9,514	13,368	(3,854)
Call CHF/Put SEK	MS & Co. Int. PLC	14.076	03/18/2026	819,000	819,000	8,551	13,517	(4,966)
Call CHF/Put SEK	MS & Co. Int. PLC	13.954	03/18/2026	856,000	856,000	9,928	13,237	(3,309)
Call JPY/Put KRW	MS & Co. Int. PLC	9.902	06/18/2025	120,213,000	120,213,000	12,721	8,518	4,203
Call JPY/Put KRW	MS & Co. Int. PLC	10.262	06/18/2025	124,065,000	124,065,000	7,790	8,904	(1,114)
Call JPY/Put KRW	MS & Co. Int. PLC	10.130	09/17/2025	102,497,000	102,497,000	12,352	8,455	3,897
Call JPY/Put KRW	MS & Co. Int. PLC	10.514	09/17/2025	103,528,000	103,528,000	8,132	8,970	(838)
Call JPY/Put KRW	MS & Co. Int. PLC	10.345	12/17/2025	90,652,000	90,652,000	12,089	8,382	3,707
Call JPY/Put KRW	MS & Co. Int. PLC	10.745	12/17/2025	90,652,000	90,652,000	8,382	8,909	(527)
Call JPY/Put KRW	MS & Co. Int. PLC	10.554	03/18/2026	82,317,000	82,317,000	12,013	8,379	3,634
Call JPY/Put KRW	MS & Co. Int. PLC	10.967	03/18/2026	81,755,000	81,755,000	8,641	9,779	(1,138)
Call USD/Put CAD	MS & Co. Int. PLC	1.448	06/18/2025	3,868,000	3,868,000	49,847	22,987	26,860
Call USD/Put CAD	MS & Co. Int. PLC	1.484	06/18/2025	3,887,000	3,887,000	27,858	25,452	2,406
Call USD/Put CAD	MS & Co. Int. PLC	1.458	09/17/2025	3,249,000	3,249,000	44,199	22,811	21,388
Call USD/Put CAD	MS & Co. Int. PLC	1.493	09/17/2025	3,260,000	3,260,000	27,997	25,849	2,148
Call USD/Put CAD	MS & Co. Int. PLC	1.467	12/17/2025	2,835,000	2,835,000	40,334	22,430	17,904
Call USD/Put CAD	MS & Co. Int. PLC	1.501	12/17/2025	2,874,000	2,874,000	28,151	25,938	2,213
Call USD/Put CAD	MS & Co. Int. PLC	1.474	03/18/2026	2,586,000	2,586,000	38,006	22,527	15,479
Call USD/Put CAD	MS & Co. Int. PLC	1.508	03/18/2026	2,596,000	2,596,000	27,183	25,711	1,472
Call USD/Put CLP	MS & Co. Int. PLC	1,085.340	06/18/2025	1,263,000	1,263,000	12,094	16,278	(4,184)
Call USD/Put CLP	MS & Co. Int. PLC	1,088.505	06/18/2025	1,439,000	1,439,000	13,180	14,774	(1,594)
Call USD/Put CLP	MS & Co. Int. PLC	1,113.400	09/17/2025	1,079,000	1,079,000	14,152	16,398	(2,246)
Call USD/Put CLP	MS & Co. Int. PLC	1,119.888	09/17/2025	1,182,000	1,182,000	14,515	14,965	(450)
Call USD/Put CLP	MS & Co. Int. PLC	1,140.380	12/17/2025	962,000	962,000	15,336	17,033	(1,697)

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Call USD/Put CLP	MS & Co. Int. PLC	$1,148.202	12/17/2025	1,036,000	$ 1,036,000	$ 15,509	$ 17,032	$ (1,523)
Call USD/Put CLP	MS & Co. Int. PLC	1,166.190	03/18/2026	881,000	881,000	15,924	16,876	(952)
Call USD/Put CLP	MS & Co. Int. PLC	1,173.249	03/18/2026	944,000	944,000	16,267	17,226	(959)
Call USD/Put KRW	MS & Co. Int. PLC	1,479.310	06/18/2025	921,000	921,000	20,755	8,446	12,309
Call USD/Put KRW	MS & Co. Int. PLC	1,531.150	06/18/2025	893,000	893,000	11,231	8,573	2,658
Call USD/Put KRW	MS & Co. Int. PLC	1,496.880	09/17/2025	780,000	780,000	18,240	8,455	9,785
Call USD/Put KRW	MS & Co. Int. PLC	1,553.840	09/17/2025	738,000	738,000	10,534	8,635	1,899
Call USD/Put KRW	MS & Co. Int. PLC	1,512.770	12/17/2025	688,000	688,000	16,670	8,689	7,981
Call USD/Put KRW	MS & Co. Int. PLC	1,572.940	12/17/2025	646,000	646,000	10,164	8,850	1,314
Call USD/Put KRW	MS & Co. Int. PLC	1,526.850	03/18/2026	627,000	627,000	15,736	8,765	6,971
Call USD/Put KRW	MS & Co. Int. PLC	1,589.310	03/18/2026	586,000	586,000	9,995	8,673	1,322
Call USD/Put MXN	MS & Co. Int. PLC	23.558	06/18/2025	567,000	567,000	6,425	7,580	(1,155)
Call USD/Put MXN	MS & Co. Int. PLC	22.875	06/18/2025	681,000	681,000	11,228	7,928	3,300
Call USD/Put MXN	MS & Co. Int. PLC	24.511	09/17/2025	486,000	486,000	6,953	7,775	(822)
Call USD/Put MXN	MS & Co. Int. PLC	23.824	09/17/2025	560,000	560,000	10,617	8,021	2,596
Call USD/Put MXN	MS & Co. Int. PLC	25.433	12/17/2025	434,000	434,000	7,126	7,818	(692)
Call USD/Put MXN	MS & Co. Int. PLC	24.722	12/17/2025	490,000	490,000	10,186	8,274	1,912
Call USD/Put MXN	MS & Co. Int. PLC	26.302	03/18/2026	398,000	398,000	7,215	7,874	(659)
Call USD/Put MXN	MS & Co. Int. PLC	25.536	03/18/2026	448,000	448,000	10,074	8,413	1,661
Call USD/Put NOK	MS & Co. Int. PLC	12.025	06/18/2025	384,000	384,000	5,673	4,262	1,411
Call USD/Put NOK	MS & Co. Int. PLC	12.175	06/18/2025	416,000	416,000	5,104	4,701	403
Call USD/Put NOK	MS & Co. Int. PLC	12.289	09/17/2025	321,000	321,000	5,626	4,237	1,389
Call USD/Put NOK	MS & Co. Int. PLC	12.469	09/17/2025	338,000	338,000	5,024	4,631	393
Call USD/Put NOK	MS & Co. Int. PLC	12.519	12/17/2025	284,000	284,000	5,634	4,288	1,346
Call USD/Put NOK	MS & Co. Int. PLC	12.731	12/17/2025	293,000	293,000	4,965	4,600	365
Call USD/Put NOK	MS & Co. Int. PLC	12.700	03/18/2026	261,000	261,000	5,578	4,306	1,272
Call USD/Put NOK	MS & Co. Int. PLC	12.959	03/18/2026	265,000	265,000	4,784	4,505	279
Call USD/Put SEK	MS & Co. Int. PLC	11.739	06/18/2025	1,156,000	1,156,000	11,501	12,022	(521)
Call USD/Put SEK	MS & Co. Int. PLC	11.735	06/18/2025	1,230,000	1,230,000	12,304	12,580	(276)
Call USD/Put SEK	MS & Co. Int. PLC	11.925	09/17/2025	970,000	970,000	12,350	12,125	225
Call USD/Put SEK	MS & Co. Int. PLC	11.944	09/17/2025	1,009,000	1,009,000	12,584	12,903	(319)
Call USD/Put SEK	MS & Co. Int. PLC	12.086	12/17/2025	855,000	855,000	12,830	12,141	689
Call USD/Put SEK	MS & Co. Int. PLC	12.134	12/17/2025	874,000	874,000	12,596	13,249	(653)
Call USD/Put SEK	MS & Co. Int. PLC	12.199	03/18/2026	789,000	789,000	13,070	12,308	762
Call USD/Put SEK	MS & Co. Int. PLC	12.275	03/18/2026	797,000	797,000	12,475	13,064	(589)

				866,367,000	$866,367,000	$1,004,520	$877,285	$127,235

Puts
Put AUD/Call JPY	MS & Co. Int. PLC	90.700	06/18/2025	3,066,000	3,066,000	30,693	25,278	5,415
Put AUD/Call JPY	MS & Co. Int. PLC	87.840	06/18/2025	3,487,000	3,487,000	22,712	29,094	(6,382)
Put AUD/Call JPY	MS & Co. Int. PLC	88.420	09/17/2025	2,568,000	2,568,000	30,332	25,146	5,186
Put AUD/Call JPY	MS & Co. Int. PLC	85.610	09/17/2025	2,857,000	2,857,000	23,950	27,751	(3,801)
Put AUD/Call JPY	MS & Co. Int. PLC	86.440	12/17/2025	2,252,000	2,252,000	29,966	25,068	4,898
Put AUD/Call JPY	MS & Co. Int. PLC	83.680	12/17/2025	2,464,000	2,464,000	24,537	27,923	(3,386)
Put AUD/Call JPY	MS & Co. Int. PLC	84.720	03/18/2026	2,057,000	2,057,000	29,740	25,265	4,475
Put AUD/Call JPY	MS & Co. Int. PLC	82.000	03/18/2026	2,222,000	2,222,000	24,753	27,671	(2,918)
Put AUD/Call USD	MS & Co. Int. PLC	0.610	06/18/2025	1,278,000	1,278,000	18,019	8,401	9,618
Put AUD/Call USD	MS & Co. Int. PLC	0.593	06/18/2025	1,430,000	1,430,000	12,444	8,993	3,451
Put AUD/Call USD	MS & Co. Int. PLC	0.601	09/17/2025	1,055,000	1,055,000	15,806	8,389	7,417
Put AUD/Call USD	MS & Co. Int. PLC	0.584	09/17/2025	1,151,000	1,151,000	11,655	8,815	2,840
Put AUD/Call USD	MS & Co. Int. PLC	0.594	12/17/2025	914,000	914,000	14,448	8,451	5,997
Put AUD/Call USD	MS & Co. Int. PLC	0.577	12/17/2025	984,000	984,000	11,220	8,700	2,520

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Put AUD/Call USD	MS & Co. Int. PLC	$ 0.588	03/18/2026	830,000	$ 830,000	$ 13,828	$ 8,440	$ 5,388
Put AUD/Call USD	MS & Co. Int. PLC	0.571	03/18/2026	878,000	878,000	10,839	8,583	2,256
Put CAD/Call JPY	MS & Co. Int. PLC	101.500	06/18/2025	1,583,000	1,583,000	13,228	13,851	(623)
Put CAD/Call JPY	MS & Co. Int. PLC	98.820	06/18/2025	1,756,000	1,756,000	9,908	14,520	(4,612)
Put CAD/Call JPY	MS & Co. Int. PLC	99.440	09/17/2025	1,327,000	1,327,000	13,561	13,758	(197)
Put CAD/Call JPY	MS & Co. Int. PLC	96.820	09/17/2025	1,451,000	1,451,000	10,834	14,518	(3,684)
Put CAD/Call JPY	MS & Co. Int. PLC	97.660	12/17/2025	1,165,000	1,165,000	13,734	13,539	195
Put CAD/Call JPY	MS & Co. Int. PLC	95.080	12/17/2025	1,258,000	1,258,000	11,358	14,258	(2,900)
Put CAD/Call JPY	MS & Co. Int. PLC	96.150	03/18/2026	1,068,000	1,068,000	13,941	14,136	(195)
Put CAD/Call JPY	MS & Co. Int. PLC	93.500	03/18/2026	1,126,000	1,126,000	11,440	14,238	(2,798)
Put NZD/Call JPY	MS & Co. Int. PLC	82.280	06/18/2025	1,607,000	1,607,000	14,787	11,637	3,150
Put NZD/Call JPY	MS & Co. Int. PLC	80.090	06/18/2025	1,825,000	1,825,000	11,632	13,634	(2,002)
Put NZD/Call JPY	MS & Co. Int. PLC	80.390	09/17/2025	1,360,000	1,360,000	14,616	12,013	2,603
Put NZD/Call JPY	MS & Co. Int. PLC	78.240	09/17/2025	1,512,000	1,512,000	12,123	13,606	(1,483)
Put NZD/Call JPY	MS & Co. Int. PLC	78.700	12/17/2025	1,196,000	1,196,000	14,344	11,948	2,396
Put NZD/Call JPY	MS & Co. Int. PLC	76.630	12/17/2025	1,315,000	1,315,000	12,372	13,470	(1,098)
Put NZD/Call JPY	MS & Co. Int. PLC	77.160	03/18/2026	1,087,000	1,087,000	14,046	11,823	2,223
Put NZD/Call JPY	MS & Co. Int. PLC	75.130	03/18/2026	1,177,000	1,177,000	12,245	12,789	(544)
Put NZD/Call USD	MS & Co. Int. PLC	0.553	06/18/2025	696,000	696,000	8,995	4,161	4,834
Put NZD/Call USD	MS & Co. Int. PLC	0.540	06/18/2025	786,000	786,000	6,730	4,493	2,237
Put NZD/Call USD	MS & Co. Int. PLC	0.546	09/17/2025	575,000	575,000	7,787	4,201	3,586
Put NZD/Call USD	MS & Co. Int. PLC	0.533	09/17/2025	633,000	633,000	6,117	4,405	1,712
Put NZD/Call USD	MS & Co. Int. PLC	0.540	12/17/2025	497,000	497,000	7,033	4,189	2,844
Put NZD/Call USD	MS & Co. Int. PLC	0.527	12/17/2025	542,000	542,000	5,816	4,356	1,460
Put NZD/Call USD	MS & Co. Int. PLC	0.535	03/18/2026	450,000	450,000	6,675	4,165	2,510
Put NZD/Call USD	MS & Co. Int. PLC	0.522	03/18/2026	483,000	483,000	5,601	4,292	1,309

				55,968,000	$ 55,968,000	$ 583,865	$ 529,968	$ 53,897

Total purchased option contracts				922,335,000	$922,335,000	$1,588,385	$1,407,253	$181,132

Written option contract
Puts
Put USD/Call CHF	Barclays Bank PLC	0.830	03/14/2025	(1,150,000)	(1,150,000)	(396)	(11,791)	11,395

TOTAL				921,185,000	$921,185,000	$1,587,989	$1,395,462	$192,527

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$6,130.000	01/03/2025	(9)	$(5,517,000)	$ (68)	$(1,710)	$1,642
S&P 500 Index	6,080.000	01/06/2025	(9)	(5,472,000)	(247)	(1,999)	1,752
S&P 500 Index	6,040.000	01/08/2025	(9)	(5,436,000)	(3,015)	(6,127)	3,112
S&P 500 Index	6,250.000	01/08/2025	(7)	(4,375,000)	(53)	(8,438)	8,385
S&P 500 Index	6,275.000	01/15/2025	(7)	(4,392,500)	(175)	(7,049)	6,874
S&P 500 Index	6,200.000	01/22/2025	(7)	(4,340,000)	(962)	(7,922)	6,960

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

S&P 500 Index	$6,140.000	01/29/2025	(7)	$ (4,298,000)	$ (5,495)	$ (7,721)	$ 2,226

			(55)	$(33,830,500)	$ (10,015)	$ (40,966)	$ 30,951

Puts
S&P 500 Index	5,950.000	01/03/2025	(18)	(10,710,000)	(129,060)	(45,954)	(83,106)
S&P 500 Index	5,865.000	01/06/2025	(18)	(10,557,000)	(50,310)	(42,553)	(7,757)
S&P 500 Index	5,775.000	01/08/2025	(18)	(10,395,000)	(22,140)	(19,041)	(3,099)
S&P 500 Index	5,860.000	01/08/2025	(14)	(8,204,000)	(49,700)	(23,431)	(26,269)
S&P 500 Index	5,850.000	01/15/2025	(14)	(8,190,000)	(68,110)	(32,515)	(35,595)
S&P 500 Index	5,740.000	01/22/2025	(13)	(7,462,000)	(40,430)	(27,730)	(12,700)
S&P 500 Index	5,675.000	01/29/2025	(13)	(7,377,500)	(38,935)	(34,434)	(4,501)

			(108)	$(62,895,500)	$(398,685)	$(225,658)	$(173,027)

Total written option contracts			(163)	$(96,726,000)	$(408,700)	$(266,624)	$(142,076)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
3 Month SOFR	$96.500	03/14/2025	93	$232,500	$ 2,906	$157,479	$(154,573)
3 Month SOFR	97.000	03/14/2025	177	442,500	2,213	234,936	(232,723)
3 Month SOFR	97.250	03/14/2025	222	555,000	1,388	408,508	(407,120)
3 Month SOFR	98.000	03/14/2025	84	210,000	525	26,445	(25,920)
3 Month SOFR	96.250	06/13/2025	90	225,000	24,750	124,334	(99,584)
3 Month SOFR	96.625	06/13/2025	94	235,000	14,688	161,968	(147,280)
3 Month SOFR	97.250	06/13/2025	231	577,500	17,325	285,979	(268,654)
3 Month SOFR	96.000	09/12/2025	74	185,000	55,962	72,322	(16,360)
3 Month SOFR	96.500	09/12/2025	138	345,000	52,612	183,733	(131,121)
3 Month SOFR	96.625	09/12/2025	88	220,000	29,150	163,686	(134,536)
3 Month SOFR	97.375	09/12/2025	126	315,000	18,900	27,022	(8,122)
3 Month SOFR	97.500	09/12/2025	265	662,500	36,438	298,740	(262,302)
3 Month SOFR	96.125	12/12/2025	119	297,500	107,100	134,151	(27,051)
3 Month SOFR	96.500	12/12/2025	123	307,500	73,031	188,398	(115,367)
3 Month SOFR	97.500	12/12/2025	382	955,000	81,175	330,799	(249,624)
3 Month SOFR	96.250	03/13/2026	112	280,000	107,100	140,260	(33,160)
3 Month SOFR	96.625	03/13/2026	92	230,000	59,800	137,063	(77,263)
3 Month SOFR	96.750	03/13/2026	37	92,500	21,275	60,211	(38,936)
3 Month SOFR	97.000	03/13/2026	77	192,500	34,169	38,247	(4,078)
3 Month SOFR	97.500	03/13/2026	140	350,000	36,750	45,774	(9,024)
3 Month SOFR	96.250	06/12/2026	101	252,500	109,837	143,604	(33,767)
3 Month SOFR	96.500	06/12/2026	158	395,000	135,287	164,235	(28,948)
3 Month SOFR	96.625	06/12/2026	87	217,500	65,794	137,227	(71,433)
3 Month SOFR	96.750	06/12/2026	38	95,000	25,413	58,988	(33,575)
3 Month SOFR	97.125	06/12/2026	74	185,000	34,225	38,070	(3,845)
3 Month SOFR	96.375	09/11/2026	101	252,500	106,050	145,422	(39,372)
3 Month SOFR	96.500	09/11/2026	311	777,500	289,619	348,709	(59,090)
3 Month SOFR	96.625	09/11/2026	83	207,500	68,475	138,180	(69,705)

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

3 Month SOFR	$96.375	12/11/2026	96	$ 240,000	$ 107,400	$ 149,023	$ (41,623)
3 Month SOFR	96.500	12/11/2026	312	780,000	312,000	378,911	(66,911)
3 Month SOFR	96.500	03/12/2027	315	787,500	336,656	411,905	(75,249)
3 Month SOFR	96.500	06/11/2027	142	355,000	157,975	195,528	(37,553)

TOTAL			4,582	$11,455,000	$2,525,988	$5,529,857	$(3,003,869)

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Denmark Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
MSCI	—Morgan Stanley Capital International
SPDR	—Standard and Poor’s Depository Receipt

Abbreviations:
1Y IRS	—1 Year Interest Rate Swaptions
6M IRS	—6 Month Interest Rate Swaptions
7M IRS	—7 Month Interest Rate Swaptions
CHF	—Swiss Franc
EURO	—Euro Offered Rate
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Financing Rate
SXPA	—Stoxx Europe Total Market Aerospace and Defense Index.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments December 31, 2024

Shares	Description	Value

Underlying Funds – 95.2%

Dynamic(a) – 1.5%
1,520,310	Goldman Sachs Managed Futures Strategy Fund — Class R6	$14,184,494

Equity(a) – 44.0%
3,565,176	Goldman Sachs Large Cap Growth Insights Fund — Class R6	121,073,370
5,153,855	Goldman Sachs Large Cap Value Insights Fund — Class R6	119,208,661
7,484,607	Goldman Sachs International Equity Insights Fund — Class R6	104,185,723
4,682,347	Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	40,315,012
467,205	Goldman Sachs Small Cap Equity Insights Fund — Class R6	12,978,963
1,218,774	Goldman Sachs Global Real Estate Securities Fund — Class R6	11,566,166
808,230	Goldman Sachs Global Infrastructure Fund — Class R6	9,634,107
695,170	Goldman Sachs International Small Cap Insights Fund — Class R6	8,543,642
22,600	Goldman Sachs Energy Infrastructure Fund — Class R6	306,677

		427,812,321

Exchange Traded Funds – 44.5%
2,069,416	Goldman Sachs MarketBeta U.S. Equity ETF(a)	167,270,895
1,506,657	Goldman Sachs MarketBeta International Equity ETF(a)	81,558,809
1,808,512	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	81,509,636
328,882	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	37,880,629
743,653	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	32,185,302
614,037	Goldman Sachs ActiveBeta International Equity ETF(a)	20,471,993
197,259	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	6,296,507
16,996	iShares U.S. Technology ETF	2,711,202

Shares	Description	Value

Underlying Funds – (continued)

Exchange Traded Funds – (continued)
12,615	Health Care Select Sector SPDR Fund	$1,735,445
2,712	iShares MSCI Mexico ETF	126,976

		431,747,394

Fixed Income(a) – 5.2%
3,579,250	Goldman Sachs Emerging Markets Debt Fund — Class R6	34,360,799
1,728,493	Goldman Sachs High Yield Fund — Class R6	9,731,413
775,561	Goldman Sachs High Yield Floating Rate Fund — Class R6	6,871,473

		50,963,685

TOTAL UNDERLYING FUNDS – 95.2% (Cost $828,733,283)		$924,707,894

Shares	Dividend Rate	Value

Investment Company(a) –1.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
14,283,590	4.392%	$14,283,590
(Cost $14,283,590)

TOTAL INVESTMENTS – 96.7% (Cost $843,016,873)		$938,991,484

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.3%		32,385,485

NET ASSETS – 100.0%		$971,376,969

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2024, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	5,025,194	AUD	7,810,000	03/19/25	$190,610
	USD	6,343,013	CHF	5,540,000	03/19/25	184,084
	USD	2,047,400	DKK	14,420,000	03/19/25	35,564
	USD	21,088,345	EUR	19,940,000	03/19/25	360,933
	USD	9,573,267	GBP	7,540,000	03/19/25	139,590
	USD	288,608	ILS	1,040,000	03/19/25	1,947

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC (continued)	USD	1,835,207	INR	156,500,000	03/19/25	$21,311
	USD	15,290,143	JPY	2,271,000,000	03/19/25	723,015
	USD	769,813	MXN	15,875,000	03/19/25	18,424
	USD	384,766	NOK	4,250,000	03/19/25	11,490
	USD	117,348	NZD	200,000	03/19/25	5,346
	USD	2,061,461	SEK	22,425,000	03/19/25	25,828
	USD	851,988	SGD	1,140,000	03/19/25	14,554

TOTAL						$1,732,696

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	JPY	310,000,000	USD	2,087,162	03/19/25	$ (98,694)
	USD	1,213,707	HKD	9,430,000	03/19/25	(1,717)

TOTAL						$(100,411)

FUTURES CONTRACTS — At December 31, 2024, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.K. Long Gilt	42	03/27/25	$ 4,858,898	$ (152,162)
10 Year U.S. Treasury Notes	138	03/20/25	15,007,500	(254,662)
5 Year U.S. Treasury Notes	165	03/31/25	17,540,274	(184,625)
French 10 Year Government Bonds	80	03/06/25	10,225,908	(233,392)
FTSE/JSE Top 40 Index	8	03/20/25	323,565	(11,559)
MSCI EAFE Index	21	03/21/25	2,380,875	(72,350)
S&P 500 E-Mini Index	164	03/21/25	48,673,150	(1,207,756)
TOPIX Futures	15	03/13/25	2,656,424	49,370

Total				$(2,067,136)

Short position contracts:
10 Year German Euro-Bund	(69)	03/06/25	(9,537,441)	252,200
Ultra Long U.S. Treasury Bonds	(37)	03/20/25	(4,399,531)	258,924

Total				$ 511,124

TOTAL FUTURES CONTRACTS				$(1,556,012)

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2024, the Portfolio had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Portfolio(a)	Payments Received by Portfolio(a)	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

12M GBP	4.404%	09/12/33	GBP	370	$11,331	$ —	$11,331
12M GBP	4.030	11/14/34		1,940	(9,829)	(1,988)	(7,841)
12M EURO	2.170	11/26/34	EUR	700	(4,271)	—	(4,271)

TOTAL					$(2,769)	$(1,988)	$ (781)

(a)	Payments made annually.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2024, the Portfolio had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
1Y IRS	MS & Co. Int. PLC	3.440%	01/24/2025	370,000	$ 370,000	$ 33	$ 13,281	$(13,248)
7M IRS	MS & Co. Int. PLC	3.700	05/21/2025	1,270,000	1,270,000	12,201	32,505	(20,304)

Total purchased option contracts				1,640,000	$ 1,640,000	$ 12,234	$ 45,786	$(33,552)

Written option contracts
Calls
7M IRS	MS & Co. Int. PLC	3.200	05/21/2025	(1,270,000)	(1,270,000)	(3,100)	(12,075)	8,975

Puts
6M IRS	Barclays Bank PLC	4.400	05/21/2025	(2,600,000)	(2,600,000)	(26,230)	(22,320)	(3,910)

Total written option contracts				(3,870,000)	$(3,870,000)	$(29,330)	$(34,395)	$ 5,065

TOTAL				(2,230,000)	$(2,230,000)	$(17,096)	$ 11,391	$(28,487)

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contract
Calls
SPXA Index	MS & Co. Int. PLC	$1,681.700	03/21/2025	190	$ 31,952,300	$13,201	$21,010	$(7,809)

Written option contracts
Calls
SPXA Index	MS & Co. Int. PLC	1,936.360	03/21/2025	(190)	(36,790,840)	(210)	(6,465)	6,255

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON EQUITIES (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Puts
SPXA Index	MS & Co. Int. PLC	$1,422.240	03/21/2025	(190)	$(27,022,560)	$ (792)	$ (9,697)	$ 8,905

Total written option contracts				(380)	$(63,813,400)	$(1,002)	$(16,162)	$15,160

TOTAL				(190)	$(31,861,100)	$12,199	$ 4,848	$ 7,351

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Call USD/ Put CHF	Barclays Bank PLC	$ 0.862	03/14/2025	920,000	$ 920,000	$40,711	$ 9,433	$31,278
Call CHF/ Put NOK	MS & Co. Int. PLC	13.724	06/18/2025	1,125,000	1,125,000	8,940	12,208	(3,268)
Call CHF/ Put NOK	MS & Co. Int. PLC	13.724	06/18/2025	1,254,000	1,254,000	9,961	14,436	(4,475)
Call CHF/ Put NOK	MS & Co. Int. PLC	14.116	09/17/2025	942,000	942,000	10,260	12,565	(2,305)
Call CHF/ Put NOK	MS & Co. Int. PLC	14.143	09/17/2025	1,024,000	1,024,000	10,855	14,298	(3,443)
Call CHF/ Put NOK	MS & Co. Int. PLC	14.480	12/17/2025	826,000	826,000	11,078	12,605	(1,527)
Call CHF/ Put NOK	MS & Co. Int. PLC	14.537	12/17/2025	885,000	885,000	11,347	15,061	(3,714)
Call CHF/ Put NOK	MS & Co. Int. PLC	14.810	03/18/2026	753,000	753,000	11,711	12,683	(972)
Call CHF/ Put NOK	MS & Co. Int. PLC	14.888	03/18/2026	801,000	801,000	11,818	15,767	(3,949)
Call CHF/ Put SEK	MS & Co. Int. PLC	13.317	06/18/2025	1,324,000	1,324,000	5,684	11,374	(5,690)
Call CHF/ Put SEK	MS & Co. Int. PLC	13.139	06/18/2025	1,454,000	1,454,000	8,518	13,109	(4,591)
Call CHF/ Put SEK	MS & Co. Int. PLC	13.588	09/17/2025	1,100,000	1,100,000	7,328	11,813	(4,485)
Call CHF/ Put SEK	MS & Co. Int. PLC	13.430	09/17/2025	1,182,000	1,182,000	9,618	13,863	(4,245)
Call CHF/ Put SEK	MS & Co. Int. PLC	13.848	12/17/2025	957,000	957,000	8,338	12,982	(4,644)
Call CHF/ Put SEK	MS & Co. Int. PLC	13.709	12/17/2025	1,016,000	1,016,000	10,185	14,312	(4,127)
Call CHF/ Put SEK	MS & Co. Int. PLC	14.076	03/18/2026	868,000	868,000	9,062	14,325	(5,263)
Call CHF/ Put SEK	MS & Co. Int. PLC	13.954	03/18/2026	917,000	917,000	10,635	14,180	(3,545)
Call JPY/ Put KRW	MS & Co. Int. PLC	9.902	06/18/2025	127,476,000	127,476,000	13,489	9,033	4,456
Call JPY/ Put KRW	MS & Co. Int. PLC	10.262	06/18/2025	132,862,000	132,862,000	8,343	9,536	(1,193)
Call JPY/ Put KRW	MS & Co. Int. PLC	10.130	09/17/2025	108,690,000	108,690,000	13,098	8,966	4,132
Call JPY/ Put KRW	MS & Co. Int. PLC	10.514	09/17/2025	110,868,000	110,868,000	8,709	9,605	(896)
Call JPY/ Put KRW	MS & Co. Int. PLC	10.345	12/17/2025	96,129,000	96,129,000	12,819	8,888	3,931
Call JPY/ Put KRW	MS & Co. Int. PLC	10.745	12/17/2025	97,080,000	97,080,000	8,976	9,541	(565)
Call JPY/ Put KRW	MS & Co. Int. PLC	10.554	03/18/2026	87,290,000	87,290,000	12,739	8,885	3,854
Call JPY/ Put KRW	MS & Co. Int. PLC	10.967	03/18/2026	87,552,000	87,552,000	9,253	10,472	(1,219)
Call US/D Put KRW	MS & Co. Int. PLC	1,572.940	12/17/2025	692,000	692,000	10,887	9,480	1,407
Call USD/ Put CAD	MS & Co. Int. PLC	1.448	06/18/2025	4,102,000	4,102,000	52,862	24,378	28,484
Call USD/ Put CAD	MS & Co. Int. PLC	1.484	06/18/2025	4,162,000	4,162,000	29,829	27,253	2,576
Call USD/ Put CAD	MS & Co. Int. PLC	1.458	09/17/2025	3,445,000	3,445,000	46,866	24,188	22,678
Call USD/ Put CAD	MS & Co. Int. PLC	1.493	09/17/2025	3,491,000	3,491,000	29,981	27,680	2,301
Call USD/ Put CAD	MS & Co. Int. PLC	1.467	12/17/2025	3,007,000	3,007,000	42,781	23,791	18,990
Call USD/ Put CAD	MS & Co. Int. PLC	1.501	12/17/2025	3,078,000	3,078,000	30,149	27,779	2,370
Call USD/ Put CAD	MS & Co. Int. PLC	1.474	03/18/2026	2,743,000	2,743,000	40,314	23,894	16,420
Call USD/ Put CAD	MS & Co. Int. PLC	1.508	03/18/2026	2,780,000	2,780,000	29,109	27,533	1,576
Call USD/ Put CLP	MS & Co. Int. PLC	1,085.340	06/18/2025	1,339,000	1,339,000	12,822	17,257	(4,435)
Call USD/ Put CLP	MS & Co. Int. PLC	1,088.505	06/18/2025	1,541,000	1,541,000	14,114	15,821	(1,707)
Call USD/ Put CLP	MS & Co. Int. PLC	1,113.400	09/17/2025	1,144,000	1,144,000	15,005	17,385	(2,380)
Call USD/ Put CLP	MS & Co. Int. PLC	1,119.888	09/17/2025	1,266,000	1,266,000	15,546	16,029	(483)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Call USD/ Put CLP	MS & Co. Int. PLC	$1,140.380	12/17/2025	1,020,000	$ 1,020,000	$ 16,261	$ 18,060	$ (1,799)
Call USD/ Put CLP	MS & Co. Int. PLC	1,148.202	12/17/2025	1,109,000	1,109,000	16,602	18,232	(1,630)
Call USD/ Put CLP	MS & Co. Int. PLC	1,166.190	03/18/2026	934,000	934,000	16,882	17,891	(1,009)
Call USD/ Put CLP	MS & Co. Int. PLC	1,173.249	03/18/2026	1,011,000	1,011,000	17,422	18,449	(1,027)
Call USD/ Put KRW	MS & Co. Int. PLC	1,479.310	06/18/2025	976,000	976,000	21,994	8,950	13,044
Call USD/ Put KRW	MS & Co. Int. PLC	1,531.150	06/18/2025	956,000	956,000	12,024	9,178	2,846
Call USD/ Put KRW	MS & Co. Int. PLC	1,496.880	09/17/2025	827,000	827,000	19,339	8,965	10,374
Call USD/ Put KRW	MS & Co. Int. PLC	1,553.840	09/17/2025	790,000	790,000	11,276	9,243	2,033
Call USD/ Put KRW	MS & Co. Int. PLC	1,512.770	12/17/2025	730,000	730,000	17,688	9,220	8,468
Call USD/ Put KRW	MS & Co. Int. PLC	1,526.850	03/18/2026	665,000	665,000	16,690	9,297	7,393
Call USD/ Put KRW	MS & Co. Int. PLC	1,589.310	03/18/2026	627,000	627,000	10,695	9,280	1,415
Call USD/ Put MXN	MS & Co. Int. PLC	23.558	06/18/2025	602,000	602,000	6,822	8,048	(1,226)
Call USD/ Put MXN	MS & Co. Int. PLC	22.875	06/18/2025	729,000	729,000	12,019	8,486	3,533
Call USD/ Put MXN	MS & Co. Int. PLC	24.511	09/17/2025	515,000	515,000	7,368	8,238	(870)
Call USD/ Put MXN	MS & Co. Int. PLC	23.824	09/17/2025	599,000	599,000	11,356	8,579	2,777
Call USD/ Put MXN	MS & Co. Int. PLC	25.433	12/17/2025	460,000	460,000	7,553	8,286	(733)
Call USD/ Put MXN	MS & Co. Int. PLC	24.722	12/17/2025	525,000	525,000	10,914	8,865	2,049
Call USD/ Put MXN	MS & Co. Int. PLC	26.302	03/18/2026	423,000	423,000	7,668	8,369	(701)
Call USD/ Put MXN	MS & Co. Int. PLC	25.536	03/18/2026	479,000	479,000	10,771	8,995	1,776
Call USD/ Put NOK	MS & Co. Int. PLC	12.025	06/18/2025	407,000	407,000	6,013	4,518	1,495
Call USD/ Put NOK	MS & Co. Int. PLC	12.175	06/18/2025	445,000	445,000	5,460	5,029	431
Call USD/ Put NOK	MS & Co. Int. PLC	12.289	09/17/2025	341,000	341,000	5,977	4,501	1,476
Call USD/ Put NOK	MS & Co. Int. PLC	12.469	09/17/2025	362,000	362,000	5,381	4,959	422
Call USD/ Put NOK	MS & Co. Int. PLC	12.519	12/17/2025	301,000	301,000	5,971	4,545	1,426
Call USD/ Put NOK	MS & Co. Int. PLC	12.731	12/17/2025	314,000	314,000	5,321	4,930	391
Call USD/ Put NOK	MS & Co. Int. PLC	12.700	03/18/2026	277,000	277,000	5,920	4,571	1,349
Call USD/ Put NOK	MS & Co. Int. PLC	12.959	03/18/2026	284,000	284,000	5,127	4,828	299
Call USD/ Put SEK	MS & Co. Int. PLC	11.739	06/18/2025	1,226,000	1,226,000	12,197	12,750	(553)
Call USD/ Put SEK	MS & Co. Int. PLC	11.735	06/18/2025	1,318,000	1,318,000	13,184	13,481	(297)
Call USD/ Put SEK	MS & Co. Int. PLC	11.925	09/17/2025	1,028,000	1,028,000	13,089	12,850	239
Call USD/ Put SEK	MS & Co. Int. PLC	11.944	09/17/2025	1,080,000	1,080,000	13,470	13,811	(341)
Call USD/ Put SEK	MS & Co. Int. PLC	12.086	12/17/2025	907,000	907,000	13,610	12,879	731
Call USD/ Put SEK	MS & Co. Int. PLC	12.134	12/17/2025	936,000	936,000	13,490	14,189	(699)
Call USD/ Put SEK	MS & Co. Int. PLC	12.199	03/18/2026	837,000	837,000	13,865	13,057	808
Call USD/ Put SEK	MS & Co. Int. PLC	12.275	03/18/2026	853,000	853,000	13,351	13,982	(631)

				922,978,000	$922,978,000	$1,056,510	$931,919	$124,591

Puts
Put AUD /Call JPY	MS & Co. Int. PLC	90.700	06/18/2025	3,251,000	3,251,000	32,545	26,803	5,742
Put AUD /Call JPY	MS & Co. Int. PLC	87.840	06/18/2025	3,735,000	3,735,000	24,327	31,163	(6,836)
Put AUD /Call JPY	MS & Co. Int. PLC	88.420	09/17/2025	2,723,000	2,723,000	32,163	26,664	5,499
Put AUD /Call JPY	MS & Co. Int. PLC	85.610	09/17/2025	3,060,000	3,060,000	25,652	29,723	(4,071)
Put AUD /Call JPY	MS & Co. Int. PLC	86.440	12/17/2025	2,389,000	2,389,000	31,788	26,593	5,195
Put AUD /Call JPY	MS & Co. Int. PLC	83.680	12/17/2025	2,639,000	2,639,000	26,280	29,906	(3,626)
Put AUD /Call JPY	MS & Co. Int. PLC	84.720	03/18/2026	2,181,000	2,181,000	31,533	26,788	4,745
Put AUD /Call JPY	MS & Co. Int. PLC	82.000	03/18/2026	2,379,000	2,379,000	26,502	29,626	(3,124)
Put AUD /Call USD	MS & Co. Int. PLC	0.610	06/18/2025	1,355,000	1,355,000	19,104	8,907	10,197
Put AUD /Call USD	MS & Co. Int. PLC	0.593	06/18/2025	1,531,000	1,531,000	13,322	9,628	3,694
Put AUD /Call USD	MS & Co. Int. PLC	0.601	09/17/2025	1,119,000	1,119,000	16,765	8,898	7,867
Put AUD /Call USD	MS & Co. Int. PLC	0.584	09/17/2025	1,232,000	1,232,000	12,504	9,435	3,069
Put AUD /Call USD	MS & Co. Int. PLC	0.594	12/17/2025	969,000	969,000	15,317	8,959	6,358
Put AUD /Call USD	MS & Co. Int. PLC	0.577	12/17/2025	1,054,000	1,054,000	12,018	9,319	2,699

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Put AUD /Call USD	MS & Co. Int. PLC	$ 0.588	03/18/2026	881,000	$ 881,000	$ 14,677	$ 8,959	$ 5,718
Put AUD /Call USD	MS & Co. Int. PLC	0.571	03/18/2026	940,000	940,000	11,605	9,189	2,416
Put CAD /Call JPY	MS & Co. Int. PLC	101.500	06/18/2025	1,678,000	1,678,000	14,022	14,683	(661)
Put CAD /Call JPY	MS & Co. Int. PLC	98.820	06/18/2025	1,880,000	1,880,000	10,608	15,545	(4,937)
Put CAD /Call JPY	MS & Co. Int. PLC	99.440	09/17/2025	1,407,000	1,407,000	14,379	14,588	(209)
Put CAD /Call JPY	MS & Co. Int. PLC	96.820	09/17/2025	1,554,000	1,554,000	11,603	15,548	(3,945)
Put CAD /Call JPY	MS & Co. Int. PLC	97.660	12/17/2025	1,236,000	1,236,000	14,571	14,364	207
Put CAD /Call JPY	MS & Co. Int. PLC	95.080	12/17/2025	1,347,000	1,347,000	12,161	15,267	(3,106)
Put CAD /Call JPY	MS & Co. Int. PLC	96.150	03/18/2026	1,133,000	1,133,000	14,789	14,996	(207)
Put CAD /Call JPY	MS & Co. Int. PLC	93.500	03/18/2026	1,206,000	1,206,000	12,253	15,250	(2,997)
Put NZD /Call JPY	MS & Co. Int. PLC	82.280	06/18/2025	1,704,000	1,704,000	15,679	12,339	3,340
Put NZD /Call JPY	MS & Co. Int. PLC	80.090	06/18/2025	1,955,000	1,955,000	12,461	14,605	(2,144)
Put NZD /Call JPY	MS & Co. Int. PLC	80.390	09/17/2025	1,442,000	1,442,000	15,498	12,737	2,761
Put NZD /Call JPY	MS & Co. Int. PLC	78.240	09/17/2025	1,619,000	1,619,000	12,981	14,569	(1,588)
Put NZD /Call JPY	MS & Co. Int. PLC	78.700	12/17/2025	1,269,000	1,269,000	15,220	12,677	2,543
Put NZD /Call JPY	MS & Co. Int. PLC	76.630	12/17/2025	1,408,000	1,408,000	13,246	14,423	(1,177)
Put NZD /Call JPY	MS & Co. Int. PLC	77.160	03/18/2026	1,153,000	1,153,000	14,899	12,541	2,358
Put NZD /Call JPY	MS & Co. Int. PLC	75.130	03/18/2026	1,260,000	1,260,000	13,109	13,692	(583)
Put NZD /Call USD	MS & Co. Int. PLC	0.553	06/18/2025	739,000	739,000	9,551	4,418	5,133
Put NZD /Call USD	MS & Co. Int. PLC	0.540	06/18/2025	842,000	842,000	7,210	4,813	2,397
Put NZD /Call USD	MS & Co. Int. PLC	0.546	09/17/2025	609,000	609,000	8,248	4,449	3,799
Put NZD /Call USD	MS & Co. Int. PLC	0.533	09/17/2025	678,000	678,000	6,552	4,720	1,832
Put NZD /Call USD	MS & Co. Int. PLC	0.540	12/17/2025	527,000	527,000	7,457	4,441	3,016
Put NZD /Call USD	MS & Co. Int. PLC	0.527	12/17/2025	580,000	580,000	6,223	4,661	1,562
Put NZD /Call USD	MS & Co. Int. PLC	0.535	03/18/2026	477,000	477,000	7,076	4,415	2,661
Put NZD /Call USD	MS & Co. Int. PLC	0.522	03/18/2026	517,000	517,000	5,996	4,594	1,402

				59,658,000	$ 59,658,000	$ 621,894	$ 564,895	$ 56,999

Total purchased option contracts				982,636,000	$982,636,000	$1,678,404	$1,496,814	$181,590

Written option contract
Puts
Put USD /Call CHF	Barclays Bank PLC	0.830	03/14/2025	(920,000)	(920,000)	(315)	(9,433)	9,118

TOTAL				981,716,000	$981,716,000	$1,678,089	$1,487,381	$190,708

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$6,130.000	01/03/2025	(12)	$(7,356,000)	$ (90)	$ (2,280)	$ 2,190
S&P 500 Index	6,080.000	01/06/2025	(12)	(7,296,000)	(330)	(2,665)	2,335
S&P 500 Index	6,040.000	01/08/2025	(12)	(7,248,000)	(4,020)	(8,170)	4,150
S&P 500 Index	6,250.000	01/08/2025	(9)	(5,625,000)	(68)	(10,849)	10,781
S&P 500 Index	6,275.000	01/15/2025	(9)	(5,647,500)	(225)	(9,062)	8,837
S&P 500 Index	6,200.000	01/22/2025	(9)	(5,580,000)	(1,238)	(10,186)	8,948

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

S&P 500 Index	$6,140.000	01/29/2025	(9)	$ (5,526,000)	$ (7,065)	$ (9,927)	$ 2,862

			(72)	$ (44,278,500)	$ (13,036)	$ (53,139)	$ 40,103

Puts
S&P 500 Index	5,950.000	01/03/2025	(24)	(14,280,000)	(172,080)	(61,272)	(110,808)
S&P 500 Index	5,865.000	01/06/2025	(24)	(14,076,000)	(67,080)	(56,738)	(10,342)
S&P 500 Index	5,775.000	01/08/2025	(24)	(13,860,000)	(29,520)	(25,387)	(4,133)
S&P 500 Index	5,860.000	01/08/2025	(18)	(10,548,000)	(63,900)	(30,126)	(33,774)
S&P 500 Index	5,850.000	01/15/2025	(18)	(10,530,000)	(87,570)	(41,804)	(45,766)
S&P 500 Index	5,740.000	01/22/2025	(18)	(10,332,000)	(55,980)	(38,395)	(17,585)
S&P 500 Index	5,675.000	01/29/2025	(18)	(10,215,000)	(53,910)	(47,678)	(6,232)

			(144)	$ (83,841,000)	$(530,040)	$(301,400)	$(228,640)

Total written option contracts			(216)	$(128,119,500)	$(543,076)	$(354,539)	$(188,537)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
3 Month SOFR	$96.500	03/14/2025	110	$275,000	$ 3,438	$186,266	$(182,828)
3 Month SOFR	97.000	03/14/2025	178	445,000	2,225	236,263	(234,038)
3 Month SOFR	97.250	03/14/2025	271	677,500	1,694	496,253	(494,559)
3 Month SOFR	98.000	03/14/2025	131	327,500	819	41,241	(40,422)
3 Month SOFR	96.250	06/13/2025	123	307,500	33,825	174,048	(140,223)
3 Month SOFR	96.625	06/13/2025	112	280,000	17,500	192,984	(175,484)
3 Month SOFR	97.250	06/13/2025	232	580,000	17,400	287,217	(269,817)
3 Month SOFR	96.000	09/12/2025	92	230,000	69,575	89,913	(20,338)
3 Month SOFR	96.500	09/12/2025	185	462,500	70,531	250,092	(179,561)
3 Month SOFR	96.625	09/12/2025	105	262,500	34,781	195,307	(160,526)
3 Month SOFR	97.375	09/12/2025	135	337,500	20,250	28,952	(8,702)
3 Month SOFR	97.500	09/12/2025	266	665,000	36,575	299,867	(263,292)
3 Month SOFR	96.125	12/12/2025	148	370,000	133,200	166,843	(33,643)
3 Month SOFR	96.500	12/12/2025	164	410,000	97,375	253,993	(156,618)
3 Month SOFR	97.500	12/12/2025	392	980,000	83,300	334,382	(251,082)
3 Month SOFR	96.250	03/13/2026	139	347,500	132,919	174,072	(41,153)
3 Month SOFR	96.625	03/13/2026	115	287,500	74,750	171,329	(96,579)
3 Month SOFR	96.750	03/13/2026	58	145,000	33,350	94,385	(61,035)
3 Month SOFR	97.000	03/13/2026	101	252,500	44,819	50,168	(5,349)
3 Month SOFR	97.500	03/13/2026	150	375,000	39,375	49,044	(9,669)
3 Month SOFR	96.250	06/12/2026	126	315,000	137,025	179,149	(42,124)
3 Month SOFR	96.500	06/12/2026	168	420,000	143,850	174,629	(30,779)
3 Month SOFR	96.625	06/12/2026	109	272,500	82,431	171,928	(89,497)
3 Month SOFR	96.750	06/12/2026	60	150,000	40,125	93,139	(53,014)
3 Month SOFR	97.125	06/12/2026	97	242,500	44,863	49,903	(5,040)
3 Month SOFR	96.375	09/11/2026	126	315,000	132,300	181,417	(49,117)
3 Month SOFR	96.500	09/11/2026	368	920,000	342,700	411,934	(69,234)
3 Month SOFR	96.625	09/11/2026	105	262,500	86,625	174,806	(88,181)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

3 Month SOFR	$96.375	12/11/2026	119	$ 297,500	$ 133,131	$ 184,726	$ (51,595)
3 Month SOFR	96.500	12/11/2026	368	920,000	368,000	446,921	(78,921)
3 Month SOFR	96.500	03/12/2027	370	925,000	395,438	484,063	(88,625)
3 Month SOFR	96.500	06/11/2027	185	462,500	205,813	254,738	(48,925)

TOTAL			5,408	$13,520,000	$3,060,002	$6,579,972	$(3,519,970)

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Denmark Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
MSCI	—Morgan Stanley Capital International
SPDR	—Standard and Poor’s Depository Receipt

Abbreviations:
6M IRS	—6 Month Interest Rate Swaptions
7M IRS	—7 Month Interest Rate Swaptions
CHF	—Swiss Franc
EURO	—Euro Offered Rate
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Financing Rate

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities December 31, 2024

	Balanced Strategy Portfolio	Dynamic Global Equity Fund

Assets:

Investments in affiliated issuers, at value (cost $522,040,321 and $282,656,423, respectively)	$530,819,639	$357,257,540
Investments in unaffiliated issuers, at value (cost $2,803,679 and $976,259, respectively)	2,762,368	1,042,623
Purchased options, at value (premium paid $3,671,609 and $3,366,985, respectively)	1,990,850	1,724,672
Cash	8,218,728	5,563,255
Foreign currencies, at value (cost $79,433 and $128,408, respectively)	76,340	142,893
Unrealized gain on forward foreign currency exchange contracts	1,094,171	156,442
Variation margin on swaps contracts	4,497	—
Receivables:
Collateral on certain derivative contracts(a)	7,897,391	12,553,199
Portfolio shares sold	2,447,047	44,956
Interest and dividends	1,045,260	82,591
Due from broker	527,115	34,652
Investments sold	40,642	54,227
Reimbursement from investment adviser	34,138	28,109
Other assets	69,025	69,831

Total assets	557,027,211	378,754,990

Liabilities:

Written option contracts, at value (premium received $208,550 and $210,092, respectively)	263,938	323,815
Variation margin on futures contracts	200,191	292,819
Unrealized loss on forward foreign currency exchange contracts	56,162	55,501
Payables:
Portfolio shares redeemed	1,204,010	303,311
Investments purchased	695,150	57,820
Management fees	36,405	25,197
Distribution and Service fees and Transfer Agency fees	26,826	37,639
Due to broker	6,696	279,207
Accrued expenses	86,204	98,413

Total liabilities	2,575,582	1,473,722

Net Assets:

Paid-in capital	532,931,032	299,114,322
Total distributable earnings	21,520,597	78,166,946

NET ASSETS	$554,451,629	$377,281,268
Net Assets:
Class A	$ 83,765,316	$165,333,168
Class C	2,528,761	6,317,423
Institutional	403,771,452	16,971,116
Service	268,096	266,279
Investor	2,787,867	5,930,688
Class R6	2,033,978	3,808,456
Class R	9,452,187	6,435,634
Class P	49,843,972	172,218,504
Total Net Assets	$554,451,629	$377,281,268
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	6,958,430	7,729,995
Class C	209,443	307,308
Institutional	33,557,929	779,232
Service	21,934	12,457
Investor	232,795	282,887
Class R6	168,944	174,326
Class R	789,242	304,996
Class P	4,140,834	7,900,099
Net asset value, offering and redemption price per share:(b)
Class A	$12.04	$21.39
Class C	12.07	20.56
Institutional	12.03	21.78
Service	12.22	21.38
Investor	11.98	20.96
Class R6	12.04	21.85
Class R	11.98	21.10
Class P	12.04	21.80

(a)	Segregated for initial margin and/or collateral as follows:

Portfolio	Futures	Swaps	Forwards	Options
Balanced Strategy Portfolio	$2,279,059	$123,143	$120,000	$5,375,189
Dynamic Global Equity Fund	3,795,043	—	—	8,758,156

(b)

Maximum public offering price per share for Class A Shares of the Balanced Strategy Portfolio and Dynamic Global Equity Fund are $12.74 and $22.63, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities (continued) December 31, 2024

	Growth and Income Strategy Portfolio	Growth Strategy Portfolio

Assets:

Investments in affiliated issuers, at value (cost $845,485,400 and $838,389,708, respectively)	$898,789,046	$934,417,861
Investments in unaffiliated issuers, at value (cost $4,467,102 and $4,627,165, respectively)	4,390,151	4,573,623
Purchased options, at value (premium paid $7,022,456 and $8,143,582, respectively)	4,146,714	4,763,841
Cash	13,829,560	14,419,606
Foreign currencies, at value (cost $148,051 and $254,183, respectively)	118,698	219,337
Unrealized gain on forward foreign currency exchange contracts	1,600,244	1,732,696
Variation margin on swaps contracts	7,638	8,178
Receivables:
Collateral on certain derivative contracts(a)	12,483,745	15,287,076
Portfolio shares sold	1,516,451	1,957,295
Interest and dividends	1,123,535	696,126
Investments sold	67,323	91,162
Due from broker	44,552	59,403
Reimbursement from investment adviser	34,001	36,427
Other assets	72,939	74,977

Total assets	938,224,597	978,337,608

Liabilities:

Written option contracts, at value (premium received $335,390 and $414,529, respectively)	438,985	573,723
Variation margin on futures contracts	374,709	287,547
Unrealized loss on forward foreign currency exchange contracts	94,584	100,411
Payables:
Investments purchased	6,761,760	5,269,844
Portfolio shares redeemed	546,546	403,529
Management fees	60,668	64,212
Distribution and Service fees and Transfer Agency fees	57,893	78,429
Due to broker	10,881	97,872
Accrued expenses	76,351	85,072

Total liabilities	8,422,377	6,960,639

Net Assets:

Paid-in capital	821,778,020	795,737,905
Total distributable earnings	108,024,200	175,639,064

NET ASSETS	$929,802,220	$971,376,969
Net Assets:
Class A	$242,783,023	$338,758,709
Class C	5,167,786	12,620,698
Institutional	403,567,026	278,470,600
Service	1,895,664	1,923,122
Investor	8,411,638	9,642,620
Class R6	2,644,843	10,009,218
Class R	4,258,797	7,201,994
Class P	261,073,443	312,750,008
Total Net Assets	$929,802,220	$971,376,969
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	15,733,783	17,838,962
Class C	346,161	644,693
Institutional	26,057,110	14,672,911
Service	123,204	101,540
Investor	548,572	516,886
Class R6	170,856	527,228
Class R	278,896	393,638
Class P	16,869,277	16,470,665
Net asset value, offering and redemption price per share:(b)
Class A	$15.43	$18.99
Class C	14.93	19.58
Institutional	15.49	18.98
Service	15.39	18.94
Investor	15.33	18.66
Class R6	15.48	18.98
Class R	15.27	18.30
Class P	15.48	18.99

(a)	Segregated for initial margin and/or collateral as follows:

Portfolio	Futures	Swaps	Options
Growth and Income Strategy Portfolio	$3,506,550	$207,961	$ 8,769,234
Growth Strategy Portfolio	3,533,842	221,959	11,531,275

(b)

Maximum public offering price per share for Class A Shares of the Growth and Income Strategy and Growth Strategy Portfolios is $16.33 and $20.10, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations For the Fiscal Year Ended December 31, 2024

	Balanced Strategy Portfolio	Dynamic Global Equity Fund

Investment Income:

Dividends — affiliated issuers	$18,357,937	$ 6,442,192
Dividends — unaffiliated issuers	79,374	17,658
Interest	52,085	130,991

Total investment income	18,489,396	6,590,841

Expenses:

Management fees	820,596	539,627
Transfer Agency fees(a)	325,925	331,044
Distribution and Service (12b-1) fees(a)	286,924	493,861
Registration fees	109,268	116,384
Custody, accounting and administrative services	107,889	103,229
Professional fees	92,261	91,209
Printing and mailing costs	64,186	66,485
Trustee fees	29,058	28,642
Service fees — Class C	6,631	16,549
Shareholder Administration fees — Service Class	751	667
Other	22,581	18,010

Total expenses	1,866,070	1,805,707

Less — expense reductions	(403,195)	(412,000)

Net expenses	1,462,875	1,393,707

NET INVESTMENT INCOME	17,026,521	5,197,134

Realized and unrealized gain (loss):

Capital Gains Distributions	8,115,588	9,772,786
Net realized gain (loss) from:
Investments — unaffiliated issuers	(229,129)	(207,229)
Investments — affiliated issuers	22,444,654	3,477,707
Purchased options	(1,936,585)	(1,020,877)
Futures contracts	4,370,839	12,465,331
Written options	391,275	592,831
Swap contracts	(12,271)	—
Forward foreign currency exchange contracts	508,967	275,037
Foreign currency transactions	(1,484)	(5,253)
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	(5,845,934)	29,793,499
Investments — unaffiliated issuers	(14,366)	66,364
Purchased options	(54,405)	(879,810)
Futures contracts	(2,066,764)	(3,259,621)
Written options	(41,215)	(92,566)
Swap contracts	(44,981)	—
Forward foreign currency exchange contracts	1,402,400	443,957
Foreign currency translation	(13,472)	(1,428)

Net realized and unrealized gain	26,973,117	51,420,728

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,999,638	$56,617,862

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Portfolio	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Balanced Strategy Portfolio	$216,183	$19,894	$751	$50,096	$129,710	$3,979	$156,519	$120	$4,590	$618	$15,029	$15,360
Dynamic Global Equity Fund	412,612	49,647	667	30,935	247,567	9,930	7,167	107	9,848	1,186	9,280	45,959

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations (continued) For the Fiscal Year Ended December 31, 2024

	Growth and Income Strategy Portfolio	Growth Strategy Portfolio

Investment Income:

Dividends — affiliated issuers	$23,946,986	$ 18,870,887
Dividends — unaffiliated issuers	113,478	100,579
Interest	51,239	42,780

Total investment income	24,111,703	19,014,246

Expenses:

Management fees	1,328,623	1,393,040
Distribution and Service (12b-1) fees(a)	685,030	990,509
Transfer Agency fees(a)	623,087	748,288
Registration fees	115,828	116,567
Custody, accounting and administrative services	108,113	106,398
Professional fees	92,412	92,292
Printing and mailing costs	83,298	98,397
Trustee fees	29,840	29,942
Service fees — Class C	13,894	33,001
Shareholder Administration fees — Service Class	4,792	5,586
Other	22,345	17,579

Total expenses	3,107,262	3,631,599

Less — expense reductions	(419,671)	(434,241)

Net expenses	2,687,591	3,197,358

NET INVESTMENT INCOME	21,424,112	15,816,888

Realized and unrealized gain (loss):

Capital Gains Distributions	18,594,902	25,693,462
Net realized gain (loss) from:
Investments — unaffiliated issuers	(381,453)	(440,018)
Investments — affiliated issuers	56,146,141	73,635,801
Purchased options	(2,747,618)	(3,328,136)
Futures contracts	4,708,058	3,889,937
Written options	798,045	1,064,600
Swap contracts	(15,541)	(11,726)
Forward foreign currency exchange contracts	1,021,651	854,580
Foreign currency transactions	(2,574)	(3,417)
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	(3,344,320)	6,090,471
Investments — unaffiliated issuers	(85,035)	(48,791)
Purchased options	(480,222)	(553,189)
Futures contracts	(2,842,747)	(2,874,070)
Written options	(56,494)	(105,256)
Swap contracts	(61,132)	(50,083)
Forward foreign currency exchange contracts	2,157,967	2,213,518
Foreign currency translation	(32,061)	(36,693)

Net realized and unrealized gain	73,377,567	105,990,990

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,801,679	$121,807,878

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Portfolio	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Growth and Income Strategy Portfolio	$616,430	$41,683	$4,792	$22,125	$369,858	$8,337	$146,278	$767	$15,920	$682	$6,637	$74,608
Growth Strategy Portfolio	850,436	99,001	5,586	35,486	510,262	19,800	98,605	894	15,300	2,784	10,646	89,997

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio		Dynamic Global Equity Fund
	For the Fiscal Year Ended December 31, 2024	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2024	For the Fiscal Year Ended December 31, 2023

From operations:

Net investment income	$ 17,026,521	$ 12,394,869	$ 5,197,134	$ 5,511,609
Net realized gain (loss)	33,651,854	(6,032,147)	25,350,333	27,415,138
Net change in unrealized gain (loss)	(6,678,737)	54,003,833	26,070,395	24,578,922

Net increase in net assets resulting from operations	43,999,638	60,366,555	56,617,862	57,505,669

Distributions to shareholders:

From distributable earnings:
Class A Shares	(3,097,514)	(1,613,472)	(13,830,894)	(7,548,116)
Class C Shares	(73,179)	(32,788)	(507,496)	(278,828)
Institutional Shares	(15,871,821)	(8,025,319)	(1,449,576)	(857,811)
Service Shares	(9,623)	(5,646)	(22,037)	(12,550)
Investor Shares	(114,172)	(63,769)	(515,083)	(294,543)
Class R6 Shares	(81,974)	(48,212)	(320,861)	(194,124)
Class R Shares	(330,573)	(159,345)	(525,970)	(277,760)
Class P Shares	(2,050,871)	(1,056,728)	(14,588,753)	(6,762,450)

Total distributions to shareholders	(21,629,727)	(11,005,279)	(31,760,670)	(16,226,182)

From share transactions:

Proceeds from sales of shares	112,974,795	97,664,775	35,787,441	15,797,611
Reinvestment of distributions	21,451,876	10,906,522	30,814,633	15,609,200
Cost of shares redeemed	(143,120,438)	(138,801,761)	(42,258,961)	(37,806,273)

Net increase (decrease) in net assets resulting from share transactions	(8,693,767)	(30,230,464)	24,343,113	(6,399,462)

TOTAL INCREASE	13,676,144	19,130,812	49,200,305	34,880,025

Net assets:

Beginning of year	540,775,485	521,644,673	328,080,963	293,200,938

End of year	$ 554,451,629	$ 540,775,485	$377,281,268	$328,080,963

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth and Income Strategy Portfolio		Growth Strategy Portfolio
	For the Fiscal Year Ended December 31, 2024	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2024	For the Fiscal Year Ended December 31, 2023

From operations:

Net investment income	$ 21,424,112	$ 17,075,874	$ 15,816,888	$ 14,065,277
Net realized gain	78,121,611	29,429,508	101,355,083	44,479,569
Net change in unrealized gain (loss)	(4,744,044)	67,335,471	4,635,907	72,335,987

Net increase in net assets resulting from operations	94,801,679	113,840,853	121,807,878	130,880,833

Distributions to shareholders:

From distributable earnings:
Class A Shares	(15,280,178)	(4,013,808)	(24,432,505)	(4,434,221)
Class C Shares	(297,459)	(60,972)	(791,160)	(53,034)
Institutional Shares	(25,234,032)	(6,792,467)	(20,416,437)	(3,637,458)
Service Shares	(120,291)	(28,117)	(139,339)	(28,354)
Investor Shares	(582,259)	(177,199)	(733,133)	(198,980)
Class R6 Shares	(169,737)	(44,882)	(748,409)	(139,776)
Class R Shares	(271,651)	(61,789)	(527,750)	(76,107)
Class P Shares	(16,974,710)	(4,779,236)	(23,479,850)	(4,636,157)

Total distributions to shareholders	(58,930,317)	(15,958,470)	(71,268,583)	(13,204,087)

From share transactions:

Proceeds from sales of shares	139,264,309	76,142,659	130,500,565	76,297,975
Reinvestment of distributions	57,915,430	15,672,675	69,362,432	12,846,013
Cost of shares redeemed	(144,370,201)	(150,223,039)	(127,921,939)	(120,204,973)

Net increase (decrease) in net assets resulting from share transactions	52,809,538	(58,407,705)	71,941,058	(31,060,985)

TOTAL INCREASE	88,680,900	39,474,678	122,480,353	86,615,761

Net assets:

Beginning of year	841,121,320	801,646,642	848,896,616	762,280,855

End of year	$ 929,802,220	$ 841,121,320	$ 971,376,969	$ 848,896,616

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Balanced Strategy Portfolio

	Class A Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.54	$10.49	$12.82	$12.64	$11.64

Net investment income(a)(b)	0.34	0.23	0.22	0.24	0.20

Net realized and unrealized gain (loss)	0.60	1.02	(2.02)	0.71	1.04

Total from investment operations	0.94	1.25	(1.80)	0.95	1.24

Distributions to shareholders from net investment income	(0.44)	(0.20)	(0.39)	(0.34)	(0.24)

Distributions to shareholders from net realized gains	—	—	(0.14)	(0.43)	—

Total distributions	(0.44)	(0.20)	(0.53)	(0.77)	(0.24)

Net asset value, end of year	$12.04	$11.54	$10.49	$12.82	$12.64

Total return(c)	8.22%	12.07%	(14.09)%	7.53%	10.71%

Net assets, end of year (in 000s)	$83,765	$88,066	$88,939	$113,820	$110,057

Ratio of net expenses to average net assets(d)	0.55%	0.56%	0.56%	0.56%	0.57%

Ratio of total expenses to average net assets(d)	0.63%	0.63%	0.63%	0.61%	0.64%

Ratio of net investment income to average net assets(b)	2.84%	2.12%	1.91%	1.84%	1.71%

Portfolio turnover rate(e)	29%	40%	30%	9%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Balanced Strategy Portfolio

	Class C Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.57	$10.51	$12.83	$12.67	$11.66

Net investment income(a)(b)	0.25	0.14	0.11	0.12	0.10

Net realized and unrealized gain (loss)	0.60	1.03	(1.99)	0.73	1.06

Total from investment operations	0.85	1.17	(1.88)	0.85	1.16

Distributions to shareholders from net investment income	(0.35)	(0.11)	(0.30)	(0.26)	(0.15)

Distributions to shareholders from net realized gains	—	—	(0.14)	(0.43)	—

Total distributions	(0.35)	(0.11)	(0.44)	(0.69)	(0.15)

Net asset value, end of year	$12.07	$11.57	$10.51	$12.83	$12.67

Total return(c)	7.36%	11.24%	(14.70)%	6.73%	9.90%

Net assets, end of year (in 000s)	$2,529	$2,801	$3,740	$6,678	$9,575

Ratio of net expenses to average net assets(d)	1.30%	1.31%	1.31%	1.31%	1.32%

Ratio of total expenses to average net assets(d)	1.38%	1.38%	1.38%	1.36%	1.39%

Ratio of net investment income to average net assets(b)	2.04%	1.31%	0.98%	0.91%	0.86%

Portfolio turnover rate(e)	29%	40%	30%	9%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Balanced Strategy Portfolio

	Institutional Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.54	$10.49	$12.81	$12.63	$11.64

Net investment income(a)(b)	0.38	0.27	0.27	0.29	0.25

Net realized and unrealized gain (loss)	0.60	1.02	(2.02)	0.71	1.02

Total from investment operations	0.98	1.29	(1.75)	1.00	1.27

Distributions to shareholders from net investment income	(0.49)	(0.24)	(0.43)	(0.39)	(0.28)

Distributions to shareholders from net realized gains	—	—	(0.14)	(0.43)	—

Total distributions	(0.49)	(0.24)	(0.57)	(0.82)	(0.28)

Net asset value, end of year	$12.03	$11.54	$10.49	$12.81	$12.63

Total return(c)	8.52%	12.48%	(13.69)%	7.93%	11.05%

Net assets, end of year (in 000s)	$403,771	$381,220	$355,310	$426,392	$388,941

Ratio of net expenses to average net assets(d)	0.19%	0.19%	0.19%	0.19%	0.19%

Ratio of total expenses to average net assets(d)	0.27%	0.27%	0.27%	0.25%	0.26%

Ratio of net investment income to average net assets(b)	3.18%	2.49%	2.31%	2.23%	2.12%

Portfolio turnover rate(e)	29%	40%	30%	9%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Balanced Strategy Portfolio

	Service Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.71	$10.64	$12.99	$12.79	$11.78

Net investment income(a)(b)	0.31	0.22	0.21	0.22	0.16

Net realized and unrealized gain (loss)	0.62	1.04	(2.05)	0.73	1.07

Total from investment operations	0.93	1.26	(1.84)	0.95	1.23

Distributions to shareholders from net investment income	(0.42)	(0.19)	(0.37)	(0.32)	(0.22)

Distributions to shareholders from net realized gains	—	—	(0.14)	(0.43)	—

Total distributions	(0.42)	(0.19)	(0.51)	(0.75)	(0.22)

Net asset value, end of year	$12.22	$11.71	$10.64	$12.99	$12.79

Total return(c)	8.00%	11.94%	(14.18)%	7.44%	10.52%

Net assets, end of year (in 000s)	$268	$351	$319	$388	$421

Ratio of net expenses to average net assets(d)	0.69%	0.69%	0.69%	0.69%	0.69%

Ratio of total expenses to average net assets(d)	0.77%	0.77%	0.77%	0.75%	0.77%

Ratio of net investment income to average net assets(b)	2.59%	2.00%	1.82%	1.67%	1.38%

Portfolio turnover rate(e)	29%	40%	30%	9%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Balanced Strategy Portfolio

	Investor Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.48	$10.44	$12.76	$12.58	$11.59

Net investment income(a)(b)	0.36	0.26	0.23	0.28	0.33

Net realized and unrealized gain (loss)	0.62	1.01	(1.99)	0.70	0.93

Total from investment operations	0.98	1.27	(1.76)	0.98	1.26

Distributions to shareholders from net investment income	(0.48)	(0.23)	(0.42)	(0.37)	(0.27)

Distributions to shareholders from net realized gains	—	—	(0.14)	(0.43)	—

Total distributions	(0.48)	(0.23)	(0.56)	(0.80)	(0.27)

Net asset value, end of year	$11.98	$11.48	$10.44	$12.76	$12.58

Total return(c)	8.44%	12.32%	(13.79)%	7.75%	10.97%

Net assets, end of year (in 000s)	$2,788	$2,967	$3,110	$5,430	$7,594

Ratio of net expenses to average net assets(d)	0.30%	0.31%	0.31%	0.31%	0.32%

Ratio of total expenses to average net assets(d)	0.38%	0.38%	0.38%	0.36%	0.39%

Ratio of net investment income to average net assets(b)	3.00%	2.36%	2.01%	2.13%	2.78%

Portfolio turnover rate(e)	29%	40%	30%	9%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Balanced Strategy Portfolio

	Class R6 Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.54	$10.50	$12.82	$12.63	$11.64

Net investment income(a)(b)	0.39	0.27	0.37	0.21	0.23

Net realized and unrealized gain (loss)	0.60	1.02	(2.12)	0.79	1.05

Total from investment operations	0.99	1.29	(1.75)	1.00	1.28

Distributions to shareholders from net investment income	(0.49)	(0.25)	(0.43)	(0.38)	(0.29)

Distributions to shareholders from net realized gains	—	—	(0.14)	(0.43)	—

Total distributions	(0.49)	(0.25)	(0.57)	(0.81)	(0.29)

Net asset value, end of year	$12.04	$11.54	$10.50	$12.82	$12.63

Total return(c)	8.61%	12.38%	(13.66)%	8.00%	11.06%

Net assets, end of year (in 000s)	$2,034	$2,217	$2,061	$277	$1,449

Ratio of net expenses to average net assets(d)	0.18%	0.18%	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets(d)	0.26%	0.26%	0.26%	0.24%	0.26%

Ratio of net investment income to average net assets(b)	3.21%	2.50%	3.28%	1.64%	1.89%

Portfolio turnover rate(e)	29%	40%	30%	9%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Balanced Strategy Portfolio

	Class R Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.48	$10.44	$12.76	$12.58	$11.59

Net investment income(a)(b)	0.30	0.21	0.19	0.22	0.16

Net realized and unrealized gain (loss)	0.61	1.01	(2.01)	0.70	1.04

Total from investment operations	0.91	1.22	(1.82)	0.92	1.20

Distributions to shareholders from net investment income	(0.41)	(0.18)	(0.36)	(0.31)	(0.21)

Distributions to shareholders from net realized gains	—	—	(0.14)	(0.43)	—

Total distributions	(0.41)	(0.18)	(0.50)	(0.74)	(0.21)

Net asset value, end of year	$11.98	$11.48	$10.44	$12.76	$12.58

Total return(c)	7.97%	11.77%	(14.30)%	7.32%	10.39%

Net assets, end of year (in 000s)	$9,452	$10,544	$8,693	$10,837	$9,435

Ratio of net expenses to average net assets(d)	0.80%	0.81%	0.81%	0.81%	0.82%

Ratio of total expenses to average net assets(d)	0.88%	0.88%	0.88%	0.86%	0.90%

Ratio of net investment income to average net assets(b)	2.54%	1.90%	1.67%	1.65%	1.40%

Portfolio turnover rate(e)	29%	40%	30%	9%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Balanced Strategy Portfolio

	Class P Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$11.54	$10.49	$12.82	$12.64	$11.64

Net investment income(a)(b)	0.39	0.27	0.28	0.29	0.25

Net realized and unrealized gain (loss)	0.60	1.03	(2.04)	0.71	1.04

Total from investment operations	0.99	1.30	(1.76)	1.00	1.29

Distributions to shareholders from net investment income	(0.49)	(0.25)	(0.43)	(0.39)	(0.29)

Distributions to shareholders from net realized gains	—	—	(0.14)	(0.43)	—

Total distributions	(0.49)	(0.25)	(0.57)	(0.82)	(0.29)

Net asset value, end of year	$12.04	$11.54	$10.49	$12.82	$12.64

Total return(c)	8.62%	12.49%	(13.75)%	7.94%	11.15%

Net assets, end of year (in 000s)	$49,844	$52,609	$59,472	$53,299	$41,545

Ratio of net expenses to average net assets(d)	0.18%	0.18%	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets(d)	0.26%	0.26%	0.26%	0.24%	0.25%

Ratio of net investment income to average net assets(b)	3.26%	2.50%	2.46%	2.24%	2.10%

Portfolio turnover rate(e)	29%	40%	30%	9%	19%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Dynamic Global Equity Fund

	Class A Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$19.79	$17.31	$22.80	$21.36	$19.32

Net investment income(a)(b)	0.28	0.31	0.28	0.31	0.18

Net realized and unrealized gain (loss)	3.21	3.16	(4.67)	3.96	2.36

Total from investment operations	3.49	3.47	(4.39)	4.27	2.54

Distributions to shareholders from net investment income	(0.64)	(0.31)	(0.52)	(1.01)	(0.18)

Distributions to shareholders from net realized gains	(1.25)	(0.68)	(0.55)	(1.82)	(0.32)

Distributions to shareholders from return of capital	—	—	(0.03)	—	—

Total distributions	(1.89)	(0.99)	(1.10)	(2.83)	(0.50)

Net asset value, end of year	$21.39	$19.79	$17.31	$22.80	$21.36

Total return(c)	17.35%	20.22%	(19.31)%	20.07%	13.15%

Net assets, end of year (in 000s)	$165,333	$155,912	$140,666	$185,213	$166,449

Ratio of net expenses to average net assets(d)	0.55%	0.56%	0.56%	0.56%	0.57%

Ratio of total expenses to average net assets(d)	0.67%	0.70%	0.70%	0.60%	0.64%

Ratio of net investment income to average net assets(b)	1.27%	1.62%	1.42%	1.29%	0.98%

Portfolio turnover rate(e)	11%	37%	12%	4%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Dynamic Global Equity Fund

	Class C Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$19.09	$16.72	$22.04	$20.71	$18.74

Net investment income(a)(b)	0.12	0.15	0.11	0.10	0.02

Net realized and unrealized gain (loss)	3.07	3.06	(4.49)	3.86	2.28

Total from investment operations	3.19	3.21	(4.38)	3.96	2.30

Distributions to shareholders from net investment income	(0.47)	(0.16)	(0.37)	(0.81)	(0.01)

Distributions to shareholders from net realized gains	(1.25)	(0.68)	(0.55)	(1.82)	(0.32)

Distributions to shareholders from return of capital	—	—	(0.02)	—	—

Total distributions	(1.72)	(0.84)	(0.94)	(2.63)	(0.33)

Net asset value, end of year	$20.56	$19.09	$16.72	$22.04	$20.71

Total return(c)	16.43%	19.37%	(19.91)%	19.19%	12.29%

Net assets, end of year (in 000s)	$6,317	$6,436	$6,659	$10,309	$13,716

Ratio of net expenses to average net assets(d)	1.30%	1.31%	1.31%	1.31%	1.32%

Ratio of total expenses to average net assets(d)	1.42%	1.45%	1.45%	1.35%	1.39%

Ratio of net investment income to average net assets(b)	0.55%	0.81%	0.59%	0.45%	0.13%

Portfolio turnover rate(e)	11%	37%	12%	4%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Dynamic Global Equity Fund

	Institutional Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$20.12	$17.58	$23.13	$21.63	$19.55

Net investment income(a)(b)	0.36	0.38	0.35	0.39	0.23

Net realized and unrealized gain (loss)	3.27	3.22	(4.73)	4.03	2.42

Total from investment operations	3.63	3.60	(4.38)	4.42	2.65

Distributions to shareholders from net investment income	(0.72)	(0.38)	(0.58)	(1.10)	(0.25)

Distributions to shareholders from net realized gains	(1.25)	(0.68)	(0.55)	(1.82)	(0.32)

Distributions to shareholders from return of capital	—	—	(0.04)	—	—

Total distributions	(1.97)	(1.06)	(1.17)	(2.92)	(0.57)

Net asset value, end of year	$21.78	$20.12	$17.58	$23.13	$21.63

Total return(c)	17.75%	20.65%	(18.98)%	20.50%	13.56%

Net assets, end of year (in 000s)	$16,971	$16,692	$14,970	$19,052	$14,179

Ratio of net expenses to average net assets(d)	0.19%	0.20%	0.19%	0.19%	0.19%

Ratio of total expenses to average net assets(d)	0.31%	0.33%	0.33%	0.24%	0.26%

Ratio of net investment income to average net assets(b)	1.60%	1.99%	1.80%	1.62%	1.25%

Portfolio turnover rate(e)	11%	37%	12%	4%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Dynamic Global Equity Fund

	Service Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$19.79	$17.30	$22.78	$21.35	$19.30

Net investment income(a)(b)	0.24	0.27	0.25	0.29	0.15

Net realized and unrealized gain (loss)	3.21	3.18	(4.66)	3.94	2.37

Total from investment operations	3.45	3.45	(4.41)	4.23	2.52

Distributions to shareholders from net investment income	(0.61)	(0.28)	(0.52)	(0.98)	(0.15)

Distributions to shareholders from net realized gains	(1.25)	(0.68)	(0.55)	(1.82)	(0.32)

Total distributions	(1.86)	(0.96)	(1.07)	(2.80)	(0.47)

Net asset value, end of year	$21.38	$19.79	$17.30	$22.78	$21.35

Total return(c)	17.14%	20.09%	(19.39)%	19.90%	13.04%

Net assets, end of year (in 000s)	$266	$252	$244	$310	$269

Ratio of net expenses to average net assets(d)	0.69%	0.70%	0.69%	0.69%	0.69%

Ratio of total expenses to average net assets(d)	0.81%	0.83%	0.83%	0.74%	0.76%

Ratio of net investment income to average net assets(b)	1.12%	1.45%	1.30%	1.21%	0.79%

Portfolio turnover rate(e)	11%	37%	12%	4%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Dynamic Global Equity Fund

	Investor Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$19.43	$17.01	$22.43	$21.05	$19.04

Net investment income(a)(b)	0.31	0.35	0.33	0.38	0.23

Net realized and unrealized gain (loss)	3.16	3.11	(4.60)	3.89	2.33

Total from investment operations	3.47	3.46	(4.27)	4.27	2.56

Distributions to shareholders from net investment income	(0.69)	(0.36)	(0.56)	(1.07)	(0.23)

Distributions to shareholders from net realized gains	(1.25)	(0.68)	(0.55)	(1.82)	(0.32)

Distributions to shareholders from return of capital	—	—	(0.04)	—	—

Total distributions	(1.94)	(1.04)	(1.15)	(2.89)	(0.55)

Net asset value, end of year	$20.96	$19.43	$17.01	$22.43	$21.05

Total return(c)	17.63%	20.52%	(19.08)%	20.36%	13.44%

Net assets, end of year (in 000s)	$5,931	$5,682	$4,888	$5,797	$4,908

Ratio of net expenses to average net assets(d)	0.30%	0.31%	0.31%	0.31%	0.32%

Ratio of total expenses to average net assets(d)	0.42%	0.45%	0.45%	0.35%	0.39%

Ratio of net investment income to average net assets(b)	1.45%	1.90%	1.72%	1.61%	1.24%

Portfolio turnover rate(e)	11%	37%	12%	4%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Dynamic Global Equity Fund

	Class R6 Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$20.18	$17.63	$23.14	$21.63	$19.55

Net investment income(a)(b)	0.35	0.39	0.01	0.40	0.25

Net realized and unrealized gain (loss)	3.29	3.22	(4.39)	4.03	2.40

Total from investment operations	3.64	3.61	(4.38)	4.43	2.65

Distributions to shareholders from net investment income	(0.72)	(0.38)	(0.54)	(1.10)	(0.25)

Distributions to shareholders from net realized gains	(1.25)	(0.68)	(0.55)	(1.82)	(0.32)

Distributions to shareholders from return of capital	—	—	(0.04)	—	—

Total distributions	(1.97)	(1.06)	(1.13)	(2.92)	(0.57)

Net asset value, end of year	$21.85	$20.18	$17.63	$23.14	$21.63

Total return(c)	17.76%	20.66%	(18.99)%	20.55%	13.57%

Net assets, end of year (in 000s)	$3,808	$4,139	$2,980	$544,796	$490,832

Ratio of net expenses to average net assets(d)	0.18%	0.19%	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets(d)	0.30%	0.32%	0.23%	0.23%	0.25%

Ratio of net investment income to average net assets(b)	1.59%	2.00%	0.04%	1.66%	1.36%

Portfolio turnover rate(e)	11%	37%	12%	4%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Dynamic Global Equity Fund

	Class R Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$19.56	$17.12	$22.56	$21.17	$19.15

Net investment income(a)(b)	0.22	0.26	0.23	0.23	0.13

Net realized and unrealized gain (loss)	3.16	3.13	(4.61)	3.94	2.34

Total from investment operations	3.38	3.39	(4.38)	4.17	2.47

Distributions to shareholders from net investment income	(0.59)	(0.27)	(0.48)	(0.96)	(0.13)

Distributions to shareholders from net realized gains	(1.25)	(0.68)	(0.55)	(1.82)	(0.32)

Distributions to shareholders from return of capital	—	—	(0.03)	—	—

Total distributions	(1.84)	(0.95)	(1.06)	(2.78)	(0.45)

Net asset value, end of year	$21.10	$19.56	$17.12	$22.56	$21.17

Total return(c)	16.99%	19.95%	(19.49)%	19.76%	12.88%

Net assets, end of year (in 000s)	$6,436	$5,887	$5,292	$6,611	$5,700

Ratio of net expenses to average net assets(d)	0.80%	0.81%	0.81%	0.81%	0.82%

Ratio of total expenses to average net assets(d)	0.92%	0.95%	0.95%	0.85%	0.89%

Ratio of net investment income to average net assets(b)	1.02%	1.38%	1.19%	0.97%	0.70%

Portfolio turnover rate(e)	11%	37%	12%	4%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Dynamic Global Equity Fund

	Class P Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$20.14	$17.59	$23.15	$21.64	$19.56

Net investment income(a)(b)	0.37	0.39	0.35	0.40	0.26

Net realized and unrealized gain (loss)	3.26	3.22	(4.74)	4.03	2.39

Total from investment operations	3.63	3.61	(4.39)	4.43	2.65

Distributions to shareholders from net investment income	(0.72)	(0.38)	(0.58)	(1.10)	(0.25)

Distributions to shareholders from net realized gains	(1.25)	(0.68)	(0.55)	(1.82)	(0.32)

Distributions to shareholders from return of capital	—	—	(0.04)	—	—

Total distributions	(1.97)	(1.06)	(1.17)	(2.92)	(0.57)

Net asset value, end of year	$21.80	$20.14	$17.59	$23.15	$21.64

Total return(c)	17.75%	20.71%	(19.00)%	20.54%	13.57%

Net assets, end of year (in 000s)	$172,219	$133,081	$117,502	$160,360	$130,610

Ratio of net expenses to average net assets(d)	0.18%	0.19%	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets(d)	0.30%	0.32%	0.32%	0.23%	0.25%

Ratio of net investment income to average net assets(b)	1.67%	2.01%	1.78%	1.64%	1.37%

Portfolio turnover rate(e)	11%	37%	12%	4%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Growth and Income Strategy Portfolio

	Class A Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$14.77	$13.10	$16.35	$15.51	$14.26

Net investment income(a)(b)	0.34	0.26	0.28	0.36	0.20

Net realized and unrealized gain (loss)	1.32	1.65	(2.80)	1.53	1.54

Total from investment operations	1.66	1.91	(2.52)	1.89	1.74

Distributions to shareholders from net investment income	(0.54)	(0.24)	(0.50)	(0.53)	(0.23)

Distributions to shareholders from net realized gains	(0.46)	—	(0.23)	(0.52)	(0.26)

Total distributions	(1.00)	(0.24)	(0.73)	(1.05)	(0.49)

Net asset value, end of year	$15.43	$14.77	$13.10	$16.35	$15.51

Total return(c)	11.14%	14.70%	(15.50)%	12.27%	12.29%

Net assets, end of year (in 000s)	$242,783	$242,239	$228,850	$297,996	$293,868

Ratio of net expenses to average net assets(d)	0.55%	0.56%	0.56%	0.56%	0.57%

Ratio of total expenses to average net assets(d)	0.60%	0.61%	0.61%	0.59%	0.62%

Ratio of net investment income to average net assets(b)	2.17%	1.85%	1.94%	2.15%	1.38%

Portfolio turnover rate(e)	32%	48%	29%	8%	13%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Growth and Income Strategy Portfolio

	Class C Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$14.32	$12.70	$15.88	$15.12	$13.92

Net investment income(a)(b)	0.22	0.14	0.15	0.20	0.06

Net realized and unrealized gain (loss)	1.27	1.61	(2.71)	1.53	1.53

Total from investment operations	1.49	1.75	(2.56)	1.73	1.59

Distributions to shareholders from net investment income	(0.42)	(0.13)	(0.39)	(0.45)	(0.13)

Distributions to shareholders from net realized gains	(0.46)	—	(0.23)	(0.52)	(0.26)

Total distributions	(0.88)	(0.13)	(0.62)	(0.97)	(0.39)

Net asset value, end of year	$14.93	$14.32	$12.70	$15.88	$15.12

Total return(c)	10.31%	13.88%	(16.16)%	11.44%	11.44%

Net assets, end of year (in 000s)	$5,168	$5,857	$6,766	$10,130	$13,454

Ratio of net expenses to average net assets(d)	1.30%	1.31%	1.31%	1.31%	1.32%

Ratio of total expenses to average net assets(d)	1.35%	1.36%	1.36%	1.34%	1.37%

Ratio of net investment income to average net assets(b)	1.43%	1.04%	1.08%	1.23%	0.45%

Portfolio turnover rate(e)	32%	48%	29%	8%	13%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Growth and Income Strategy Portfolio

	Institutional Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$14.82	$13.14	$16.40	$15.56	$14.31

Net investment income(a)(b)	0.40	0.31	0.33	0.44	0.25

Net realized and unrealized gain (loss)	1.32	1.66	(2.81)	1.52	1.54

Total from investment operations	1.72	1.97	(2.48)	1.96	1.79

Distributions to shareholders from net investment income	(0.59)	(0.29)	(0.55)	(0.60)	(0.28)

Distributions to shareholders from net realized gains	(0.46)	—	(0.23)	(0.52)	(0.26)

Total distributions	(1.05)	(0.29)	(0.78)	(1.12)	(0.54)

Net asset value, end of year	$15.49	$14.82	$13.14	$16.40	$15.56

Total return(c)	11.56%	15.14%	(15.19)%	12.64%	12.68%

Net assets, end of year (in 000s)	$403,567	$333,697	$331,731	$443,099	$364,206

Ratio of net expenses to average net assets(d)	0.19%	0.20%	0.19%	0.19%	0.19%

Ratio of total expenses to average net assets(d)	0.24%	0.24%	0.24%	0.23%	0.24%

Ratio of net investment income to average net assets(b)	2.51%	2.20%	2.29%	2.65%	1.77%

Portfolio turnover rate(e)	32%	48%	29%	8%	13%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Growth and Income Strategy Portfolio

	Service Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$14.73	$13.06	$16.30	$15.48	$14.23

Net investment income(a)(b)	0.32	0.23	0.25	0.34	0.16

Net realized and unrealized gain (loss)	1.32	1.66	(2.78)	1.51	1.56

Total from investment operations	1.64	1.89	(2.53)	1.85	1.72

Distributions to shareholders from net investment income	(0.52)	(0.22)	(0.48)	(0.51)	(0.21)

Distributions to shareholders from net realized gains	(0.46)	—	(0.23)	(0.52)	(0.26)

Total distributions	(0.98)	(0.22)	(0.71)	(1.03)	(0.47)

Net asset value, end of year	$15.39	$14.73	$13.06	$16.30	$15.48

Total return(c)	11.02%	14.58%	(15.61)%	12.03%	12.18%

Net assets, end of year (in 000s)	$1,896	$1,723	$1,851	$2,755	$2,669

Ratio of net expenses to average net assets(d)	0.69%	0.70%	0.69%	0.69%	0.69%

Ratio of total expenses to average net assets(d)	0.74%	0.74%	0.74%	0.73%	0.74%

Ratio of net investment income to average net assets(b)	2.05%	1.69%	1.75%	2.07%	1.17%

Portfolio turnover rate(e)	32%	48%	29%	8%	13%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Growth and Income Strategy Portfolio

	Investor Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$14.68	$13.02	$16.26	$15.44	$14.19

Net investment income(a)(b)	0.35	0.32	0.32	0.41	0.23

Net realized and unrealized gain (loss)	1.33	1.62	(2.80)	1.51	1.54

Total from investment operations	1.68	1.94	(2.48)	1.92	1.77

Distributions to shareholders from net investment income	(0.57)	(0.28)	(0.53)	(0.58)	(0.26)

Distributions to shareholders from net realized gains	(0.46)	—	(0.23)	(0.52)	(0.26)

Total distributions	(1.03)	(0.28)	(0.76)	(1.10)	(0.52)

Net asset value, end of year	$15.33	$14.68	$13.02	$16.26	$15.44

Total return(c)	11.40%	15.01%	(15.30)%	12.48%	12.64%

Net assets, end of year (in 000s)	$8,412	$13,017	$7,459	$8,948	$7,997

Ratio of net expenses to average net assets(d)	0.30%	0.31%	0.31%	0.31%	0.32%

Ratio of total expenses to average net assets(d)	0.35%	0.36%	0.36%	0.34%	0.37%

Ratio of net investment income to average net assets(b)	2.25%	2.28%	2.24%	2.50%	1.64%

Portfolio turnover rate(e)	32%	48%	29%	8%	13%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Growth and Income Strategy Portfolio

	Class R6 Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$14.81	$13.14	$16.40	$15.55	$14.30

Net investment income(a)(b)	0.42	0.31	0.43	0.32	0.22

Net realized and unrealized gain (loss)	1.31	1.65	(2.91)	1.64	1.57

Total from investment operations	1.73	1.96	(2.48)	1.96	1.79

Distributions to shareholders from net investment income	(0.60)	(0.29)	(0.55)	(0.59)	(0.28)

Distributions to shareholders from net realized gains	(0.46)	—	(0.23)	(0.52)	(0.26)

Total distributions	(1.06)	(0.29)	(0.78)	(1.11)	(0.54)

Net asset value, end of year	$15.48	$14.81	$13.14	$16.40	$15.55

Total return(c)	11.58%	15.08%	(15.17)%	12.69%	12.70%

Net assets, end of year (in 000s)	$2,645	$2,201	$2,162	$923	$4,694

Ratio of net expenses to average net assets(d)	0.18%	0.19%	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets(d)	0.23%	0.23%	0.23%	0.22%	0.23%

Ratio of net investment income to average net assets(b)	2.69%	2.23%	3.02%	1.94%	1.59%

Portfolio turnover rate(e)	32%	48%	29%	8%	13%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Growth and Income Strategy Portfolio

	Class R Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$14.62	$12.97	$16.20	$15.39	$14.15

Net investment income(a)(b)	0.30	0.21	0.25	0.31	0.16

Net realized and unrealized gain (loss)	1.31	1.64	(2.79)	1.52	1.53

Total from investment operations	1.61	1.85	(2.54)	1.83	1.69

Distributions to shareholders from net investment income	(0.50)	(0.20)	(0.46)	(0.50)	(0.19)

Distributions to shareholders from net realized gains	(0.46)	—	(0.23)	(0.52)	(0.26)

Total distributions	(0.96)	(0.20)	(0.69)	(1.02)	(0.45)

Net asset value, end of year	$15.27	$14.62	$12.97	$16.20	$15.39

Total return(c)	10.92%	14.39%	(15.73)%	11.94%	12.05%

Net assets, end of year (in 000s)	$4,259	$4,230	$4,346	$5,579	$5,270

Ratio of net expenses to average net assets(d)	0.80%	0.81%	0.81%	0.81%	0.82%

Ratio of total expenses to average net assets(d)	0.85%	0.86%	0.86%	0.84%	0.87%

Ratio of net investment income to average net assets(b)	1.92%	1.57%	1.75%	1.87%	1.15%

Portfolio turnover rate(e)	32%	48%	29%	8%	13%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Growth and Income Strategy Portfolio

	Class P Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$14.81	$13.13	$16.39	$15.55	$14.30

Net investment income(a)(b)	0.41	0.31	0.34	0.44	0.26

Net realized and unrealized gain (loss)	1.32	1.66	(2.82)	1.52	1.53

Total from investment operations	1.73	1.97	(2.48)	1.96	1.79

Distributions to shareholders from net investment income	(0.60)	(0.29)	(0.55)	(0.60)	(0.28)

Distributions to shareholders from net realized gains	(0.46)	—	(0.23)	(0.52)	(0.26)

Total distributions	(1.06)	(0.29)	(0.78)	(1.12)	(0.54)

Net asset value, end of year	$15.48	$14.81	$13.13	$16.39	$15.55

Total return(c)	11.58%	15.17%	(15.19)%	12.66%	12.70%

Net assets, end of year (in 000s)	$261,073	$238,157	$218,480	$260,202	$228,953

Ratio of net expenses to average net assets(d)	0.18%	0.19%	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets(d)	0.23%	0.23%	0.23%	0.22%	0.23%

Ratio of net investment income to average net assets(b)	2.57%	2.23%	2.38%	2.62%	1.80%

Portfolio turnover rate(e)	32%	48%	29%	8%	13%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Growth Strategy Portfolio

	Class A Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$17.87	$15.44	$19.62	$17.88	$16.18

Net investment income(a)(b)	0.29	0.26	0.32	0.47	0.19

Net realized and unrealized gain (loss)	2.26	2.42	(3.68)	2.49	2.07

Total from investment operations	2.55	2.68	(3.36)	2.96	2.26

Distributions to shareholders from net investment income	(0.62)	(0.25)	(0.56)	(0.70)	(0.21)

Distributions to shareholders from net realized gains	(0.81)	—	(0.26)	(0.52)	(0.35)

Total distributions	(1.43)	(0.25)	(0.82)	(1.22)	(0.56)

Net asset value, end of year	$18.99	$17.87	$15.44	$19.62	$17.88

Total return(c)	14.11%	17.33%	(17.14)%	16.54%	13.96%

Net assets, end of year (in 000s)	$338,759	$325,376	$297,896	$387,436	$353,363

Ratio of net expenses to average net assets(d)	0.55%	0.56%	0.56%	0.56%	0.57%

Ratio of total expenses to average net assets(d)	0.60%	0.61%	0.61%	0.60%	0.64%

Ratio of net investment income to average net assets(b)	1.47%	1.54%	1.87%	2.40%	1.18%

Portfolio turnover rate(e)	35%	67%	27%	5%	8%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Growth Strategy Portfolio

	Class C Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$18.38	$15.85	$20.09	$18.27	$16.51

Net investment income(a)(b)	0.15	0.12	0.18	0.29	0.05

Net realized and unrealized gain (loss)	2.32	2.49	(3.74)	2.57	2.11

Total from investment operations	2.47	2.61	(3.56)	2.86	2.16

Distributions to shareholders from net investment income	(0.46)	(0.08)	(0.42)	(0.52)	(0.05)

Distributions to shareholders from net realized gains	(0.81)	—	(0.26)	(0.52)	(0.35)

Total distributions	(1.27)	(0.08)	(0.68)	(1.04)	(0.40)

Net asset value, end of year	$19.58	$18.38	$15.85	$20.09	$18.27

Total return(c)	13.27%	16.47%	(17.76)%	15.67%	13.10%

Net assets, end of year (in 000s)	$12,621	$12,068	$13,496	$19,334	$22,590

Ratio of net expenses to average net assets(d)	1.30%	1.31%	1.31%	1.31%	1.32%

Ratio of total expenses to average net assets(d)	1.35%	1.36%	1.36%	1.35%	1.39%

Ratio of net investment income to average net assets(b)	0.74%	0.71%	1.03%	1.44%	0.28%

Portfolio turnover rate(e)	35%	67%	27%	5%	8%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Growth Strategy Portfolio

	Institutional Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$17.86	$15.42	$19.61	$17.86	$16.17

Net investment income(a)(b)	0.37	0.32	0.38	0.57	0.25

Net realized and unrealized gain (loss)	2.25	2.43	(3.68)	2.47	2.06

Total from investment operations	2.62	2.75	(3.30)	3.04	2.31

Distributions to shareholders from net investment income	(0.69)	(0.31)	(0.63)	(0.77)	(0.27)

Distributions to shareholders from net realized gains	(0.81)	—	(0.26)	(0.52)	(0.35)

Total distributions	(1.50)	(0.31)	(0.89)	(1.29)	(0.62)

Net asset value, end of year	$18.98	$17.86	$15.42	$19.61	$17.86

Total return(c)	14.52%	17.83%	(16.87)%	17.03%	14.29%

Net assets, end of year (in 000s)	$278,471	$211,831	$195,963	$249,377	$169,166

Ratio of net expenses to average net assets(d)	0.19%	0.20%	0.19%	0.19%	0.19%

Ratio of total expenses to average net assets(d)	0.24%	0.25%	0.24%	0.23%	0.26%

Ratio of net investment income to average net assets(b)	1.89%	1.91%	2.24%	2.88%	1.58%

Portfolio turnover rate(e)	35%	67%	27%	5%	8%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Growth Strategy Portfolio

	Service Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$17.82	$15.39	$19.56	$17.83	$16.13

Net investment income(a)(b)	0.24	0.23	0.29	0.46	0.15

Net realized and unrealized gain (loss)	2.27	2.42	(3.66)	2.46	2.08

Total from investment operations	2.51	2.65	(3.37)	2.92	2.23

Distributions to shareholders from net investment income	(0.58)	(0.22)	(0.54)	(0.67)	(0.18)

Distributions to shareholders from net realized gains	(0.81)	—	(0.26)	(0.52)	(0.35)

Total distributions	(1.39)	(0.22)	(0.80)	(1.19)	(0.53)

Net asset value, end of year	$18.94	$17.82	$15.39	$19.56	$17.83

Total return(c)	13.92%	17.23%	(17.27)%	16.41%	13.81%

Net assets, end of year (in 000s)	$1,923	$2,277	$1,764	$2,413	$2,120

Ratio of net expenses to average net assets(d)	0.69%	0.70%	0.69%	0.69%	0.69%

Ratio of total expenses to average net assets(d)	0.74%	0.75%	0.74%	0.73%	0.76%

Ratio of net investment income to average net assets(b)	1.27%	1.41%	1.70%	2.36%	0.94%

Portfolio turnover rate(e)	35%	67%	27%	5%	8%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Growth Strategy Portfolio

	Investor Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$17.58	$15.18	$19.29	$17.60	$15.93

Net investment income(a)(b)	0.31	0.28	0.34	0.75	0.22

Net realized and unrealized gain (loss)	2.25	2.40	(3.60)	2.21	2.05

Total from investment operations	2.56	2.68	(3.26)	2.96	2.27

Distributions to shareholders from net investment income	(0.67)	(0.28)	(0.59)	(0.75)	(0.25)

Distributions to shareholders from net realized gains	(0.81)	—	(0.26)	(0.52)	(0.35)

Total distributions	(1.48)	(0.28)	(0.85)	(1.27)	(0.60)

Net asset value, end of year	$18.66	$17.58	$15.18	$19.29	$17.60

Total return(c)	14.40%	17.67%	(16.92)%	16.86%	14.24%

Net assets, end of year (in 000s)	$9,643	$12,556	$10,006	$13,836	$7,004

Ratio of net expenses to average net assets(d)	0.30%	0.31%	0.31%	0.31%	0.32%

Ratio of total expenses to average net assets(d)	0.35%	0.36%	0.36%	0.35%	0.39%

Ratio of net investment income to average net assets(b)	1.65%	1.73%	2.02%	3.83%	1.38%

Portfolio turnover rate(e)	35%	67%	27%	5%	8%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Growth Strategy Portfolio

	Class R6 Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$17.87	$15.43	$19.62	$17.87	$16.17

Net investment income(a)(b)	0.37	0.32	0.42	0.55	0.21

Net realized and unrealized gain (loss)	2.25	2.43	(3.72)	2.49	2.11

Total from investment operations	2.62	2.75	(3.30)	3.04	2.32

Distributions to shareholders from net investment income	(0.70)	(0.31)	(0.63)	(0.77)	(0.27)

Distributions to shareholders from net realized gains	(0.81)	—	(0.26)	(0.52)	(0.35)

Total distributions	(1.51)	(0.31)	(0.89)	(1.29)	(0.62)

Net asset value, end of year	$18.98	$17.87	$15.43	$19.62	$17.87

Total return(c)	14.59%	17.76%	(16.85)%	17.02%	14.35%

Net assets, end of year (in 000s)	$10,009	$8,211	$7,255	$6,263	$6,792

Ratio of net expenses to average net assets(d)	0.18%	0.19%	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets(d)	0.23%	0.24%	0.24%	0.22%	0.25%

Ratio of net investment income to average net assets(b)	1.87%	1.92%	2.48%	2.79%	1.31%

Portfolio turnover rate(e)	35%	67%	27%	5%	8%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Growth Strategy Portfolio

	Class R Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$17.27	$14.93	$19.01	$17.36	$15.74

Net investment income(a)(b)	0.24	0.21	0.26	0.44	0.15

Net realized and unrealized gain (loss)	2.18	2.34	(3.56)	2.39	1.99

Total from investment operations	2.42	2.55	(3.30)	2.83	2.14

Distributions to shareholders from net investment income	(0.58)	(0.21)	(0.52)	(0.66)	(0.17)

Distributions to shareholders from net realized gains	(0.81)	—	(0.26)	(0.52)	(0.35)

Total distributions	(1.39)	(0.21)	(0.78)	(1.18)	(0.52)

Net asset value, end of year	$18.30	$17.27	$14.93	$19.01	$17.36

Total return(c)	13.85%	17.07%	(17.38)%	16.31%	13.61%

Net assets, end of year (in 000s)	$7,202	$6,350	$5,492	$7,788	$6,353

Ratio of net expenses to average net assets(d)	0.80%	0.81%	0.81%	0.81%	0.82%

Ratio of total expenses to average net assets(d)	0.85%	0.86%	0.86%	0.85%	0.89%

Ratio of net investment income to average net assets(b)	1.26%	1.31%	1.58%	2.31%	0.94%

Portfolio turnover rate(e)	35%	67%	27%	5%	8%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Growth Strategy Portfolio

	Class P Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$17.87	$15.43	$19.62	$17.87	$16.17

Net investment income(a)(b)	0.36	0.32	0.39	0.59	0.26

Net realized and unrealized gain (loss)	2.27	2.43	(3.69)	2.45	2.06

Total from investment operations	2.63	2.75	(3.30)	3.04	2.32

Distributions to shareholders from net investment income	(0.70)	(0.31)	(0.63)	(0.77)	(0.27)

Distributions to shareholders from net realized gains	(0.81)	—	(0.26)	(0.52)	(0.35)

Total distributions	(1.51)	(0.31)	(0.89)	(1.29)	(0.62)

Net asset value, end of year	$18.99	$17.87	$15.43	$19.62	$17.87

Total return(c)	14.52%	17.83%	(16.85)%	17.03%	14.36%

Net assets, end of year (in 000s)	$312,750	$270,227	$230,411	$277,169	$207,786

Ratio of net expenses to average net assets(d)	0.18%	0.19%	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets(d)	0.23%	0.24%	0.23%	0.22%	0.25%

Ratio of net investment income to average net assets(b)	1.86%	1.93%	2.26%	2.98%	1.62%

Portfolio turnover rate(e)	35%	67%	27%	5%	8%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements December 31, 2024

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Fund/Portfolios” or individually a “Fund/Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified

Fund/Portfolios	A, C, Institutional, Service, Investor, R6, R, P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund/Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio and Goldman Sachs Growth Strategy Portfolio are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter without considering or canvassing the universe of unaffiliated funds available, and may also invest in unaffiliated exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). The Dynamic Global Equity Fund is expected to invest in a diversified portfolio of global equity asset classes. Such investments may include Underlying Funds, futures, forwards, options, swaps and other instruments with similar economic exposures.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund/Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The valuation policy of the Fund/Portfolios and Underlying Funds is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund/Portfolio may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

69

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) December 31, 2024

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund/Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund/Portfolio are charged to that Fund/Portfolio, while such expenses incurred by the Trust are allocated across the applicable Fund/Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

Expenses included in the accompanying financial statements reflect the expenses of each Fund/Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Fund/Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Fund/Portfolio will vary.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s/Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund/Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Balanced Strategy Portfolio, Growth and Income Strategy Portfolio	Quarterly	Annually

Dynamic Global Equity Fund, Growth Strategy Portfolio	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s/Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s/Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Fund/Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. In-Kind Transactions — The Fund/Portfolios may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund/Portfolio shares are valued in the same manner as they are valued for purposes of computing a Fund/Portfolio’s NAV, in accordance with the Fund’s/Portfolios’ Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Fund/Portfolio’s prospectus.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund/Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund/Portfolios, including investments for which market quotations are not readily available. With respect to the Fund’s/Portfolios’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s/Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund/Portfolios invest in Underlying Funds that fluctuate in value, the Fund’s/Portfolios’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund/Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund/Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund/Portfolio, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1

71

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) December 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund/Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund/Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund/Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund/Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund/Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund/Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund/Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund/Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s/Portfolios’ investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s/Portfolios’ NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s/Portfolios’ investments and derivatives classified in the fair value hierarchy as of December 31, 2024:

BALANCED STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds	$527,707,010	$—	$—

Investment Company	5,874,997	—	—

Total	$533,582,007	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$1,094,171	$—

Futures Contracts(a)	330,087	—	—

Interest Rate Swap Contracts(a)	—	11,637	—

Purchased Option Contracts	1,010,700	980,150	—

Total	$1,340,787	$2,085,958	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(56,162)	$—

Futures Contracts(a)	(1,280,708)	—	—

Interest Rate Swap Contracts(a)	—	(5,983)	—

Written Option Contracts	(244,975)	(18,963)	—

Total	$(1,525,683)	$(81,108)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

DYNAMIC GLOBAL EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds	$344,168,864	$—	$—

Investment Company	14,131,299	—	—

Total	$358,300,163	$—	$—

73

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Notes to Financial Statements (continued) December 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

DYNAMIC GLOBAL EQUITY FUND (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$156,442	$—

Futures Contracts(a)	19,747	—	—

Purchased Option Contracts	957,632	767,040	—

Total	$977,379	$923,482	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(55,501)	$—

Futures Contracts(a)	(1,747,031)	—	—

Written Option Contracts	(323,815)	—	—

Total	$(2,070,846)	$(55,501)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GROWTH AND INCOME STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds	$890,504,223	$—	$—

Investment Company	12,674,974	—	—

Total	$903,179,197	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$1,600,244	$—

Futures Contracts(a)	539,188	—	—

Interest Rate Swap Contracts(a)	—	15,006	—

Purchased Option Contracts	2,525,988	1,620,726	—

Total	$3,065,176	$3,235,976	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(94,584)	$—

Futures Contracts(a)	(2,072,839)	—	—

Interest Rate Swap Contracts(a)	—	(10,846)	—

Written Option Contracts	(408,700)	(30,285)	—

Total	$(2,481,539)	$(135,715)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds	$924,707,894	$—	$—

Investment Company	14,283,590	—	—

Total	$938,991,484	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$1,732,696	$—

Futures Contracts(a)	560,494	—	—

Interest Rate Swap Contracts(a)	—	11,331	—

Purchased Option Contracts	3,060,002	1,703,839	—

Total	$3,620,496	$3,447,866	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(100,411)	$—

Futures Contracts(a)	(2,116,506)	—	—

Interest Rate Swap Contracts(a)	—	(12,112)	—

Written Option Contracts	(543,076)	(30,647)	—

Total	$(2,659,582)	$(143,170)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2024. These instruments were used as part of the Fund’s/Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s/Portfolios’ net exposure.

Balanced Strategy Portfolio

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency contracts; Purchased options, at value	$2,049,235		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	$(56,458)

Equity	Variation margin on futures contracts; Purchased options, at value	43,234	(a)	Variation margin on futures contracts; Written options, at value	(1,020,276	)(a)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	1,334,276	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(530,057	)(a)

Total		$3,426,745			$(1,606,791)

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Notes to Financial Statements (continued) December 31, 2024

4. INVESTMENTS IN DERIVATIVES (continued)

Dynamic Global Equity Fund

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	$923,482		Payable for unrealized loss on forward foreign currency exchange contracts	$(55,501)

Equity	Variation margin on futures contracts	19,747	(a)	Written options, at value; Variation margin on futures contracts	(2,070,846	)(a)

Interest rate	Purchased options, at value	957,632			—

Total		$1,900,861			$(2,126,347)

Growth and Income Strategy Portfolio

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	$3,188,629		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	$(94,980)

Equity	Variation margin on futures contracts; Purchased options, at value	66,391	(a)	Variation margin on futures contracts; Written options, at value	(1,675,756	)(a)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	3,046,132	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	(846,518	)(a)

Total		$6,301,152			$(2,617,254)

Growth Strategy Portfolio

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	$3,411,100		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	$(100,726)

Equity	Variation margin on futures contracts; Purchased options, at value	62,571	(a)	Variation margin on futures contracts; Written options, at value	(1,835,743	)(a)

Interest rate	Variation margin on swaps contracts; Variation margin on futures contracts; Purchased options, at value	3,594,691	(a)	Variation margin on swaps contracts; Variation margin on futures contracts; Written options, at value	(866,283	)(a)

Total		$7,068,362			$(2,802,752)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2024 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Fund’s/Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments.

76

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. INVESTMENTS IN DERIVATIVES (continued)

These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Balanced Strategy Portfolio

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain from forward foreign currency exchange contracts; purchased options and written options/Net change in unrealized gain on forward foreign currency exchange contracts; purchased options and written options	$ 514,713	$ 1,524,484

Equity	Net realized gain (loss) from futures contracts, purchased option and written option contracts/Net change in unrealized gain on futures contracts purchased option and written option contracts	4,788,880	(1,484,733)

Interest rate	Net realized gain (loss) from swap contracts, futures contracts, purchased option and written option contracts/Net change in unrealized gain on swap contracts, futures contracts purchased option and written option contracts	(1,981,368)	(844,716)

Total		$ 3,322,225	$ (804,965)

Dynamic Global Equity Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts and purchased options/Net change in unrealized gain (loss) on forward foreign currency exchange contracts and purchased options	$ 200,493	$ 403,403

Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	13,058,162	(3,352,187)

Interest rate	Net realized gain (loss) from purchased options /Net change in unrealized gain (loss) on purchased options	(946,333)	(839,256)

Total		$12,312,322	$(3,788,040)

77

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) December 31, 2024

4. INVESTMENTS IN DERIVATIVES (continued)

Growth and Income Strategy Portfolio

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain from forward foreign currency exchange contracts; purchased options /Net change in unrealized gain on forward foreign currency exchange contracts; purchased options and written options	$ 1,028,965	$ 2,350,494

Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, Purchased options and written options	5,586,123	(1,919,634)

Interest rate	Net realized gain (loss) from futures contracts, purchased options, written options and swap contracts /Net change in unrealized gain (loss) on futures contracts, purchased options, written options and swap contracts	(2,850,493)	(1,713,488)

Total		$ 3,764,595	$(1,282,628)

Growth Strategy Portfolio

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain from forward foreign currency exchange contracts; purchased options and written options/Net change in unrealized gain on forward foreign currency exchange contracts; purchased options and written options	$ 859,951	$ 2,404,226

Equity	Net realized gain (loss) from swap contracts; futures contracts; purchased options and written options/Net change in unrealized gain on futures contracts; purchased options and written options	5,025,748	(1,983,294)

Interest rate	Net realized gain (loss) from futures contracts; swap contracts; purchased options and written options/Net change in unrealized gain on futures contracts; swap contracts; Purchased and written options	(3,416,444)	(1,790,012)

Total		$ 2,469,255	$(1,369,080)

For the fiscal year ended December 31, 2024, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Portfolio	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions

Balanced Strategy Portfolio	357	$30,016,933	$744,866	19,586,692	$5,620,708	469,944	$7,047,654

Dynamic Global Equity Fund	247	17,275,756	—	55,121,813	—	10,658	—

Growth and Income Strategy Portfolio	519	49,148,500	1,094,446	32,552,103	6,989,198	623,535	8,961,825

Growth Strategy Portfolio	506	48,183,356	1,002,824	35,566,175	5,414,864	497,353	7,120,964

(a)

Amounts disclosed represent the average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of the volume for this derivative type, for the months that each Fund/Portfolio held such derivatives during the fiscal year ended December 31, 2024.

78

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund/Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s/Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.15% for each of the Fund/Portfolios.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund/Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund/Portfolios, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund/Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund/Portfolios, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund/Portfolio, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Fund/Portfolios, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund/Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2024, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge

Portfolio	Class A	Class C

Balanced Strategy Portfolio	$ 4,596	$322

Dynamic Global Equity Fund	3,670	731

Growth and Income Strategy Portfolio	9,170	688

Growth Strategy Portfolio	11,023	724

D. Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund/Portfolio, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder

79

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) December 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Fund/Portfolios, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund/Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund/Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund/Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund/Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004% for each Fund/Portfolio. These Other Expense limitations will remain in place through at least April 29, 2025 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund/Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s/Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2024, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Balanced Strategy Portfolio	$1,202	$401,993	$403,195

Dynamic Global Equity Fund	2,164	409,836	412,000

Growth and Income Strategy Portfolio	2,359	417,312	419,671

Growth Strategy Portfolio	5,469	428,772	434,241

G. Line of Credit Facility — As of December 31, 2024, the Fund/Portfolios participated in a $1,150,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund/Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2024, the Fund/Portfolios did not have any borrowings under the facility. Prior to April 16, 2024, the facility was $1,110,000,000.

80

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

H. Other Transactions with Affiliates — The Fund/Portfolios invest primarily in Class R6 Shares of the Underlying Funds (except certain Underlying Funds that are ETFs). These Underlying Funds are considered to be affiliated with the Fund/Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2024 (in thousands):

  Balanced Strategy Portfolio

Underlying Fund	Market Value as of 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/24	Shares as of 12/31/24	Dividend Income	Capital Gain Distributions

Goldman Sachs Access Investment Grade Corporate Bond ETF	$ 53,319	$ 34,532	$ (4,724)	$ (520)	$ (1,454)	$ 81,153	1,801	$2,638	$ —

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	5,610	1,359	(5,280)	(56)	474	2,107	66	54	—

Goldman Sachs ActiveBeta International Equity ETF	14,525	—	(10,567)	(302)	841	4,497	135	376	—

Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	33,549	1,080	(34,262)	18,121	(10,599)	7,889	68	317	—

Goldman Sachs Emerging Markets Debt Fund — Class R6	5,568	1,817	(500)	19	38	6,942	723	317	—

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	7,373	5,664	(1,500)	72	380	11,989	1,392	165	—

Goldman Sachs Energy Infrastructure Fund — Class R6	217	40	—	—	49	306	23	10	30

Goldman Sachs Financial Square Government Fund — Institutional Shares	20,127	152,673	(166,925)	—	—	5,875	5,875	566	—

Goldman Sachs Global Core Fixed Income Fund — Class R6	191,269	18,027	(15,000)	(2,623)	(882)	190,791	16,944	9,526	—

Goldman Sachs Global Infrastructure Fund — Class R6	5,283	757	(700)	101	(307)	5,134	431	132	621

Goldman Sachs Global Real Estate Securities Fund — Class R6	4,894	1,754	—	—	(266)	6,382	672	155	—

Goldman Sachs High Yield Floating Rate Fund — Class R6	5,019	1,981	(2,700)	(137)	112	4,275	483	381	—

Goldman Sachs High Yield Fund — Class R6	5,398	3,382	(3,200)	(21)	(32)	5,527	982	329	—

Goldman Sachs Inflation Protected Securities Fund — Class R6	11,623	6,499	(1,000)	(11)	(372)	16,739	1,786	499	—

Goldman Sachs International Equity Insights Fund — Class R6	14,908	17,109	(2,000)	380	(1,164)	29,233	2,100	662	689

Goldman Sachs International Small Cap Insights Fund — Class R6	5,458	195	(1,500)	146	(10)	4,289	349	195	—

Goldman Sachs Large Cap Growth Insights Fund — Class R6	16,412	17,841	(3,300)	224	2,778	33,955	1,000	22	2,920

81

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) December 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

  Balanced Strategy Portfolio (continued)

Underlying Fund	Market Value as of 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/24	Shares as of 12/31/24	Dividend Income	Capital Gain Distributions

Goldman Sachs Large Cap Value Insights Fund — Class R6	$ 16,906	$ 19,549	$ (2,500)	$ 113	$(1,192)	$ 32,876	1,421	$ 266	$3,183

Goldman Sachs Managed Futures Strategy Fund — Class R6	10,260	600	(2,000)	(288)	(273)	8,299	889	—	—

Goldman Sachs MarketBeta Emerging Markets Equity ETF	11,237	—	(2,200)	(198)	622	9,461	219	264	—

Goldman Sachs MarketBeta International Equity ETF	30,205	1,104	(9,797)	519	(34)	21,997	406	802	—

Goldman Sachs MarketBeta U.S. Equity ETF	48,738	8,753	(34,434)	6,478	5,218	34,753	430	607	—

Goldman Sachs Small Cap Equity Insights Fund — Class R6	8,426	770	(3,500)	428	227	6,351	229	75	673

Total	$526,324	$295,486	$(307,589)	$22,445	$(5,846)	$530,820		$18,358	$8,116
Dynamic Global Equity Fund

Underlying Fund	Beginning Value as of 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of 12/31/24	Shares as of 12/31/24	Dividend Income	Capital Gain Distributions

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$ 8,958	$ 1,855	$ (2,110)	$ (15)	$ 273	$ 8,961	281	$ 231	$ —

Goldman Sachs ActiveBeta International Equity ETF	20,658	368	(2,128)	398	95	19,391	582	641	—

Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	52,306	—	(3,243)	1,854	9,925	60,842	528	686	—

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	8,886	1,637	(1,000)	(71)	542	9,994	1,161	138	—

Goldman Sachs Financial Square Government Fund — Institutional Shares	20,123	88,494	(94,486)	—	—	14,131	14,131	821	—

Goldman Sachs Global Infrastructure Fund — Class R6	4,828	778	—	—	(233)	5,373	451	128	650

Goldman Sachs Global Real Estate Securities Fund — Class R6	4,914	1,355	—	—	(254)	6,015	634	155	—

Goldman Sachs International Equity Insights Fund — Class R6	20,905	3,581	(700)	36	(93)	23,729	1,705	553	728

Goldman Sachs International Small Cap Insights Fund—Class R6	2,675	1,083	(1,000)	58	14	2,830	230	83	—

Goldman Sachs Large Cap Growth Insights Fund — Class R6	26,789	7,551	(1,500)	(32)	5,912	38,720	1,140	26	4,025

82

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

  Dynamic Global Equity Fund (continued)

Underlying Fund	Beginning Value as of 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of 12/31/24	Shares as of 12/31/24	Dividend Income	Capital Gain Distributions

Goldman Sachs Large Cap Value Insights Fund — Class R6	$ 26,277	$ 12,735	$ (2,400)	$ 335	$ (233)	$ 36,714	1,587	$ 370	$3,965

Goldman Sachs MarketBeta Emerging Markets Equity ETF	18,573	—	(1,055)	(11)	426	17,933	414	500	—

Goldman Sachs MarketBeta International Equity ETF	42,257	2,029	(5,975)	134	274	38,719	715	1,221	—

Goldman Sachs MarketBeta U.S. Equity ETF	54,329	12,530	(10,408)	575	13,057	70,083	867	844	—

Goldman Sachs Small Cap Equity Insights Fund — Class R6	4,067	450	(1,000)	217	89	3,823	138	45	405

Total	$316,545	$134,446	$(127,005)	$3,478	$29,794	$357,258		$6,442	$9,773
Growth and Income Strategy Portfolio

Underlying Fund	Market Value as of 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/24	Shares as of 12/31/24	Dividend Income	Capital Gain Distributions

Goldman Sachs Access Investment Grade Corporate Bond ETF	$ 67,211	$ 16,803	$ (1,002)	$ (217)	$ (1,922)	$ 80,873	1,794	$3,348	$ —

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	15,796	1,397	(14,091)	(1,257)	2,335	4,180	131	72	—

Goldman Sachs ActiveBeta International Equity ETF	34,422	—	(21,212)	(441)	1,791	14,560	437	912	—

Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	78,424	1,672	(72,725)	41,324	(22,996)	25,699	223	794	—

Goldman Sachs Emerging Markets Debt Fund — Class R6	8,858	14,598	—	—	35	23,491	2,447	597	—

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	15,975	13,806	(1,000)	(65)	833	29,549	3,432	407	—

Goldman Sachs Energy Infrastructure Fund — Class R6	252	46	—	—	57	355	26	11	35

Goldman Sachs Financial Square Government Fund — Institutional Shares	30,120	196,829	(214,274)	—	—	12,675	12,675	914	—

Goldman Sachs Global Core Fixed Income Fund — Class R6	138,968	37,646	(3,000)	(456)	(2,473)	170,685	15,159	7,647	—

Goldman Sachs Global Infrastructure Fund — Class R6	5,209	4,244	—	—	(744)	8,709	731	155	1,054

Goldman Sachs Global Real Estate Securities Fund — Class R6	5,213	6,364	—	—	(490)	11,087	1,168	165	—

83

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) December 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

  Growth and Income Strategy Portfolio (continued)

Underlying Fund	Market Value as of 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/24	Shares as of 12/31/24	Dividend Income	Capital Gain Distributions

Goldman Sachs High Yield Floating Rate Fund — Class R6	$ 7,981	$ 3,306	$ (4,400)	$ (200)	$ 160	$ 6,847	773	$ 605	$ —

Goldman Sachs High Yield Fund — Class R6	8,397	5,102	(4,400)	(24)	(73)	9,002	1,599	502	—

Goldman Sachs Inflation Protected Securities Fund — Class R6	8,731	18,308	—	—	(512)	26,527	2,831	508	—

Goldman Sachs International Equity Insights Fund — Class R6	33,934	48,118	(2,000)	350	(2,713)	77,689	5,581	1,757	1,761

Goldman Sachs International Small Cap Insights Fund — Class R6	8,649	279	(3,000)	290	(73)	6,145	500	279	—

Goldman Sachs Large Cap Growth Insights Fund — Class R6	39,373	47,281	(4,500)	233	6,665	89,052	2,622	58	7,023

Goldman Sachs Large Cap Value Insights Fund — Class R6	39,772	55,356	(3,500)	190	(3,100)	88,718	3,836	666	7,690

Goldman Sachs Managed Futures Strategy Fund — Class R6	16,024	901	(2,300)	(328)	(541)	13,756	1,474	—	—

Goldman Sachs MarketBeta Emerging Markets Equity ETF	30,698	2,101	(10,649)	(301)	1,640	23,489	543	655	—

Goldman Sachs MarketBeta International Equity ETF	69,986	4,545	(17,005)	68	951	58,545	1,082	1,994	—

Goldman Sachs MarketBeta U.S. Equity ETF	139,663	14,225	(79,995)	16,172	17,353	107,418	1,329	1,786	—

Goldman Sachs Small Cap Equity Insights Fund — Class R6	13,280	1,177	(6,000)	808	473	9,738	351	115	1,032

Total	$816,936	$494,104	$(465,053)	$56,146	$(3,344)	$898,789		$23,947	$18,595
Growth Strategy Portfolio

Underlying Fund	Market Value as of 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/24	Shares as of 12/31/24	Dividend Income	Capital Gain Distributions

Goldman Sachs Access Investment Grade Corporate Bond ETF	$ 42,394	$ 40,940	$ —	$ —	$(1,824)	$ 81,510	1,809	$ 2,223	$ —

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	19,151	3,245	(17,556)	(1,070)	2,526	6,296	197	112	—

Goldman Sachs ActiveBeta International Equity ETF	46,496	—	(27,827)	(574)	2,377	20,472	614	1,278	—

Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	106,388	—	(94,009)	55,247	(29,745)	37,881	329	1,134	—

84

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

  Growth Strategy Portfolio (continued)

Underlying Fund	Market Value as of 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/24	Shares as of 12/31/24	Dividend Income	Capital Gain Distributions

Goldman Sachs Emerging Markets Debt Fund — Class R6	$ 10,343	$ 24,132	$ —	$ —	$ (114)	$ 34,361	3,579	$ 732	$ —

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	21,057	18,355	—	—	903	40,315	4,682	555	—

Goldman Sachs Energy Infrastructure Fund — Class R6	217	41	—	—	49	307	23	10	30

Goldman Sachs Financial Square Government Fund — Institutional Shares	26,041	171,673	(183,430)	—	—	14,284	14,284	1,144	—

Goldman Sachs Global Infrastructure Fund — Class R6	5,168	5,325	—	—	(859)	9,634	808	159	1,166

Goldman Sachs Global Real Estate Securities Fund — Class R6	5,319	6,768	—	—	(521)	11,566	1,219	168	—

Goldman Sachs High Yield Floating Rate Fund — Class R6	8,200	3,312	(4,600)	(1)	(40)	6,871	776	613	—

Goldman Sachs High Yield Fund — Class R6	8,497	5,934	(4,600)	(24)	(76)	9,731	1,728	535	—

Goldman Sachs International Equity Insights Fund — Class R6	46,373	64,674	(3,500)	206	(3,567)	104,186	7,485	2,498	2,676

Goldman Sachs International Small Cap Insights Fund — Class R6	8,549	1,820	(2,000)	200	(25)	8,544	695	319	—

Goldman Sachs Large Cap Growth Insights Fund — Class R6	53,522	63,329	(5,500)	214	9,508	121,073	3,565	81	9,748

Goldman Sachs Large Cap Value Insights Fund — Class R6	54,032	73,928	(4,500)	277	(4,528)	119,209	5,154	930	10,697

Goldman Sachs Managed Futures Strategy Fund — Class R6	16,252	2,800	(4,000)	(645)	(223)	14,184	1,520	—	—

Goldman Sachs MarketBeta Emerging Markets Equity ETF	39,565	2,544	(11,503)	(361)	1,940	32,185	744	898	—

Goldman Sachs MarketBeta International Equity ETF	94,335	3,561	(17,481)	(96)	1,240	81,559	1,507	2,695	—

Goldman Sachs MarketBeta U.S. Equity ETF	197,730	14,180	(92,989)	19,915	28,435	167,271	2,069	2,634	—

Goldman Sachs Short Duration Bond Fund — Class R6	25	—	(25)	—	—	—	—	—	—

Goldman Sachs Small Cap Equity Insights Fund — Class R6	13,467	1,530	(3,000)	348	634	12,979	467	153	1,376

Total	$823,121	$508,091	$(476,520)	$73,636	$6,090	$934,418		$18,871	$25,693

85

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) December 31, 2024

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2024, were as follows:

Portfolio	Purchases	Sales

Balanced Strategy Portfolio	$156,055,448	$153,200,874

Dynamic Global Equity Fund	54,289,931	37,682,006

Growth and Income Strategy Portfolio	320,421,284	269,179,008

Growth Strategy Portfolio	362,894,786	310,853,705

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2024 was as follows:

	Balanced Strategy	Dynamic Global Equity	Growth and Income Strategy	Growth Strategy

Distributions paid from:

Ordinary income	$21,629,727	$14,952,294	$34,531,407	$33,411,659

Net long-term capital gains	—	16,808,376	24,398,910	37,856,924

Total taxable distributions	$21,629,727	$31,760,670	$58,930,317	$71,268,583
The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:
	Balanced Strategy	Dynamic Global Equity	Growth and Income Strategy	Growth Strategy

Distributions paid from:

Ordinary income	$11,005,279	$5,500,175	$15,958,470	$13,204,087

Net long-term capital gains	—	10,726,007	—	—

Total taxable distributions	$11,005,279	$16,226,182	$15,958,470	$13,204,087
As of December 31, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:
	Balanced Strategy	Dynamic Global Equity	Growth and Income Strategy	Growth Strategy

Undistributed ordinary income — net	$2,271,351	$2,095,005	$3,910,386	$8,028,660

Undistributed long-term capital gains	14,157,700	4,162,921	55,460,129	74,271,482

Total Undistributed Earnings	$16,429,051	$6,257,926	$59,370,515	$82,300,142

Capital loss carryforwards(1) :

Timing differences (Dividends Payable as of Current FYE and Straddles)	$(98,170)	$(61,275)	$(151,409)	$(64,307)

Unrealized gains (loss) — net	5,189,716	71,970,295	48,805,094	93,403,229

Total accumulated earnings (loss) net	$21,520,597	$78,166,946	$108,024,200	$175,639,064

(1)	The Balanced Strategy Portfolio utilized $11,099,749 of capital losses in the current fiscal year.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

7. TAX INFORMATION (continued)

As of December 31, 2024, the Fund’s/Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Dynamic Global Equity	Growth and Income Strategy	Growth Strategy

Tax Cost	$530,419,725	$286,328,959	$858,367,362	$850,236,997
Gross unrealized gain	24,212,654	74,007,653	68,331,080	100,497,965

Gross unrealized loss	(19,022,938)	(2,037,358)	(19,525,986)	(7,094,736)

Net unrealized gain	$ 5,189,716	$ 71,970,295	$ 48,805,094	$ 93,403,229

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on regulated options contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of swap transactions.

GSAM has reviewed the Fund’s/Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s/Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s/Portfolios’ risks include, but are not limited to, the following:

Asset Allocation Risk — The Fund’s/Portfolios’ allocations to the various asset classes and to the Underlying Managers may cause the Funds to underperform other funds with a similar investment objective.

Derivatives Risk — The Fund’s/Portfolios’ use of derivatives and other similar instruments (collectively, referred to in this paragraph as (“derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund/Portfolios. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund/Portfolios will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund/Portfolios will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the Fund/Portfolio assets (if any) being hedged.

Expenses Risk — By investing in the Underlying Funds indirectly through the Fund/Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund/Portfolio (including operating costs and investment management fees), but also the expenses of the Fund/Portfolio.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund/Portfolio or an Underlying Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in

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Notes to Financial Statements (continued) December 31, 2024

8. OTHER RISKS (continued)

scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund/Portfolio or an Underlying Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund/Portfolio’s or an Underlying Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund/Portfolio or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund/Portfolio or an Underlying Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of a Fund/Portfolio may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Fund’s/Portfolios’ investment performance is directly related to the investment performance of the Underlying Funds it holds. The Fund/Portfolios are subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If a Fund/Portfolio has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk— A Fund/Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund/Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund/Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund/Portfolio or an Underlying Fund to sell fund/portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund/Portfolio’s or the Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund/Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Fund/Portfolio or the Underlying Fund. Similarly, large Fund/Portfolio or Underlying Fund share purchases may adversely affect a Fund/Portfolio’s or an Underlying Fund’s performance to the extent that the Fund/Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund/Portfolio or an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund/Portfolio or an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund/Portfolio or Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund/Portfolio or an Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund/Portfolio’s or an Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more

88

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

8. OTHER RISKS (continued)

pronounced in connection with a Fund/Portfolio’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund/Portfolio or Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund/Portfolio and an Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of securities in which a Fund/Portfolio and/or an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund/Portfolio and/or an Underlying Fund and their investments. Additionally, a Fund/Portfolio and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund/Portfolio and the Underlying Fund have unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund/ Portfolios. Additionally, in the course of business, the Fund/Portfolios enter into contracts that contain a variety of indemnification clauses. The Fund’s/Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund/Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

The Fund/Portfolios adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Each Fund/Portfolio operates in one segment. The segment derives its revenues from Fund/Portfolio investments made in accordance with the defined investment strategy of the Fund/Portfolio, as prescribed in the Fund’s/Portfolios’ prospectuses. The Chief Operating Decision Maker (“CODM”) is GSAM. The CODM monitors the operating results of each Fund/Portfolio. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Fund’s/Portfolios’ single segment is consistent with that presented within the Fund’s/Portfolio’s financial statements.

11. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

89

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) December 31, 2024

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio
	For the Fiscal Year Ended December 31, 2024		For the Fiscal Year Ended December 31, 2023
	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	370,417	$4,436,865	356,122	$3,907,507

Reinvestment of distributions	243,154	2,937,842	139,497	1,525,575

Shares redeemed	(1,285,708)	(15,379,646)	(1,340,030)	(14,609,063)

	(672,137)	(8,004,939)	(844,411)	(9,175,981)

Class C Shares

Shares sold	30,125	361,821	44,501	494,172

Reinvestment of distributions	6,037	73,103	3,013	32,764

Shares redeemed	(68,810)	(826,108)	(161,312)	(1,771,942)

	(32,648)	(391,184)	(113,798)	(1,245,006)

Institutional Shares

Shares sold	7,966,091	95,860,019	6,792,225	75,019,718

Reinvestment of distributions	1,312,982	15,864,105	732,619	8,020,129

Shares redeemed	(8,767,996)	(104,947,898)	(8,350,282)	(91,229,602)

	511,077	6,776,226	(825,438)	(8,189,755)

Service Shares

Shares sold	820	10,037	20	223

Reinvestment of distributions	20	246	—	—

Shares redeemed	(8,855)	(106,621)	—	—

	(8,015)	(96,338)	20	223

Investor Shares

Shares sold	61,366	723,674	68,665	744,741

Reinvestment of distributions	9,494	114,172	5,857	63,769

Shares redeemed	(96,411)	(1,158,340)	(113,991)	(1,233,012)

	(25,551)	(320,494)	(39,469)	(424,502)

Class R6 Shares

Shares sold	5,603	69,439	10,490	114,657

Reinvestment of distributions	6,695	80,965	4,402	48,212

Shares redeemed	(35,413)	(418,935)	(19,185)	(210,340)

	(23,115)	(268,531)	(4,293)	(47,471)

Class R Shares

Shares sold	78,888	958,497	99,662	1,084,852

Reinvestment of distributions	27,508	330,573	14,654	159,345

Shares redeemed	(235,506)	(2,812,548)	(28,384)	(312,262)

	(129,110)	(1,523,478)	85,932	931,935

Class P Shares

Shares sold	862,926	10,554,443	1,493,382	16,298,905

Reinvestment of distributions	169,691	2,050,870	96,380	1,056,728

Shares redeemed	(1,450,526)	(17,470,342)	(2,698,580)	(29,435,540)

	(417,909)	(4,865,029)	(1,108,818)	(12,079,907)

NET DECREASE	(797,408)	$(8,693,767)	(2,850,275)	$(30,230,464)

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Dynamic Global Equity Fund
	For the Fiscal Year Ended December 31, 2024		For the Fiscal Year Ended December 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	265,828	$5,861,215	242,174	$4,603,700

Reinvestment of distributions	575,228	12,922,400	358,829	6,978,690

Shares redeemed	(987,571)	(21,642,491)	(848,866)	(16,092,103)

	(146,515)	(2,858,876)	(247,863)	(4,509,713)

Class C Shares

Shares sold	24,923	520,706	16,466	299,431

Reinvestment of distributions	23,492	507,497	15,001	278,828

Shares redeemed	(78,276)	(1,654,335)	(92,450)	(1,697,944)

	(29,861)	(626,132)	(60,983)	(1,119,685)

Institutional Shares

Shares sold	94,781	2,059,848	162,544	3,098,330

Reinvestment of distributions	62,176	1,422,127	42,390	840,868

Shares redeemed	(207,298)	(4,721,754)	(226,925)	(4,399,257)

	(50,341)	(1,239,779)	(21,991)	(460,059)

Service Shares

Shares sold	52	1,139	174	3,246

Reinvestment of distributions	794	17,828	536	10,386

Shares redeemed	(1,149)	(25,098)	(2,055)	(39,815)

	(303)	(6,131)	(1,345)	(26,183)

Investor Shares

Shares sold	93,901	2,056,980	57,552	1,088,035

Reinvestment of distributions	23,385	515,083	15,388	294,543

Shares redeemed	(126,858)	(2,904,701)	(67,864)	(1,254,952)

	(9,572)	(332,638)	5,076	127,626

Class R6 Shares

Shares sold	25,913	589,596	47,832	942,907

Reinvestment of distributions	13,733	314,975	8,320	165,675

Shares redeemed	(70,429)	(1,565,599)	(20,072)	(378,243)

	(30,783)	(661,028)	36,080	730,339

Class R Shares

Shares sold	21,841	471,412	26,834	503,470

Reinvestment of distributions	23,727	525,970	14,489	277,760

Shares redeemed	(41,594)	(875,423)	(49,391)	(948,612)

	3,974	121,959	(8,068)	(167,382)

Class P Shares

Shares sold	1,065,835	24,226,545	269,430	5,258,492

Reinvestment of distributions	637,474	14,588,753	340,567	6,762,450

Shares redeemed	(411,095)	(8,869,560)	(680,393)	(12,995,347)

	1,292,214	29,945,738	(70,396)	(974,405)

NET INCREASE (DECREASE)	1,028,813	$24,343,113	(369,490)	$(6,399,462)

91

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Notes to Financial Statements (continued) December 31, 2024

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth and Income Strategy Portfolio
	For the Fiscal Year Ended December 31, 2024		For the Fiscal Year Ended December 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	592,197	$9,412,665	427,446	$5,946,082

Reinvestment of distributions	903,407	14,389,115	269,158	3,758,983

Shares redeemed	(2,165,413)	(34,066,796)	(1,764,651)	(24,469,937)

	(669,809)	(10,265,016)	(1,068,047)	(14,764,872)

Class C Shares

Shares sold	48,939	753,496	49,506	660,902

Reinvestment of distributions	19,283	297,382	4,518	60,954

Shares redeemed	(131,168)	(1,992,787)	(177,570)	(2,403,096)

	(62,946)	(941,909)	(123,546)	(1,681,240)

Institutional Shares

Shares sold	6,746,801	106,349,827	3,334,538	46,992,629

Reinvestment of distributions	1,578,144	25,212,765	483,975	6,785,524

Shares redeemed	(4,787,782)	(75,767,782)	(6,540,479)	(91,418,397)

	3,537,163	55,794,810	(2,721,966)	(37,640,244)

Service Shares

Shares sold	12,159	188,311	148	2,097

Reinvestment of distributions	1,144	18,168	307	4,260

Shares redeemed	(7,084)	(111,607)	(25,182)	(350,957)

	6,219	94,872	(24,727)	(344,600)

Investor Shares

Shares sold	95,410	1,488,988	397,514	5,465,964

Reinvestment of distributions	36,819	582,259	12,673	177,199

Shares redeemed	(470,472)	(7,313,923)	(96,201)	(1,329,769)

	(338,243)	(5,242,676)	313,986	4,313,394

Class R6 Shares

Shares sold	62,472	998,759	34,925	479,838

Reinvestment of distributions	10,599	169,380	3,192	44,730

Shares redeemed	(50,847)	(784,486)	(54,084)	(747,946)

	22,224	383,653	(15,967)	(223,378)

Class R Shares

Shares sold	31,905	497,141	33,747	460,626

Reinvestment of distributions	17,231	271,651	4,473	61,789

Shares redeemed	(59,461)	(917,112)	(84,001)	(1,149,299)

	(10,325)	(148,320)	(45,781)	(626,884)

Class P Shares

Shares sold	1,235,441	19,575,122	1,151,308	16,134,521

Reinvestment of distributions	1,062,772	16,974,710	341,057	4,779,236

Shares redeemed	(1,512,445)	(23,415,708)	(2,044,701)	(28,353,638)

	785,768	13,134,124	(552,336)	(7,439,881)

NET INCREASE (DECREASE)	3,270,051	$52,809,538	(4,238,384)	$(58,407,705)

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Strategy Portfolio
	For the Fiscal Year Ended December 31, 2024		For the Fiscal Year Ended December 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	678,978	$13,243,307	733,776	$12,308,989

Reinvestment of distributions	1,149,640	22,723,233	229,304	4,104,540

Shares redeemed	(2,194,936)	(42,722,417)	(2,055,329)	(34,159,101)

	(366,318)	(6,755,877)	(1,092,249)	(17,745,572)

Class C Shares

Shares sold	108,520	2,084,900	61,465	1,060,400

Reinvestment of distributions	38,530	785,085	2,860	52,650

Shares redeemed	(158,922)	(3,199,813)	(259,357)	(4,497,705)

	(11,872)	(329,828)	(195,032)	(3,384,655)

Institutional Shares

Shares sold	4,222,214	82,565,108	1,844,983	31,275,809

Reinvestment of distributions	1,031,657	20,369,560	202,885	3,627,575

Shares redeemed	(2,440,927)	(47,806,279)	(2,892,648)	(48,808,246)

	2,812,944	55,128,389	(844,780)	(13,904,862)

Service Shares

Shares sold	6,194	119,121	28,872	477,880

Reinvestment of distributions	2,013	39,688	656	11,700

Shares redeemed	(34,464)	(677,664)	(16,339)	(270,811)

	(26,257)	(518,855)	13,189	218,769

Investor Shares

Shares sold	156,984	3,016,100	663,722	10,572,179

Reinvestment of distributions	37,749	733,133	11,306	198,980

Shares redeemed	(392,148)	(7,350,981)	(619,975)	(10,232,600)

	(197,415)	(3,601,748)	55,053	538,559

Class R6 Shares

Shares sold	114,151	2,234,079	62,561	1,050,120

Reinvestment of distributions	35,645	704,133	7,731	138,304

Shares redeemed	(82,159)	(1,618,354)	(80,947)	(1,355,181)

	67,637	1,319,858	(10,655)	(166,757)

Class R Shares

Shares sold	79,579	1,488,146	55,207	893,163

Reinvestment of distributions	27,700	527,750	4,402	76,107

Shares redeemed	(81,315)	(1,497,477)	(59,748)	(974,553)

	25,964	518,419	(139)	(5,283)

Class P Shares

Shares sold	1,339,721	25,749,804	1,134,314	18,659,435

Reinvestment of distributions	1,188,228	23,479,850	259,148	4,636,157

Shares redeemed	(1,180,033)	(23,048,954)	(1,202,254)	(19,906,776)

	1,347,916	26,180,700	191,208	3,388,816

NET INCREASE (DECREASE)	3,652,599	$71,941,058	(1,883,405)	$(31,060,985)

93

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Growth and Income Strategy Portfolio and Goldman Sachs Growth Strategy Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Growth and Income Strategy Portfolio and Goldman Sachs Growth Strategy Portfolio (four of the Fund/Portfolios constituting Goldman Sachs Trust, hereafter collectively referred to as the “Fund/Portfolios”) as of December 31, 2024, the related statements of operations for the year ended December 31, 2024, the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Fund/Portfolios as of December 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2024 and each of the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund/Portfolios’ management. Our responsibility is to express an opinion on the Fund/Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund/Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2025

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

94

Goldman Sachs Fund of Funds Portfolios – Tax Information (unaudited)

For the year ended December 31, 2024, 4.21%, 9.86%, 6.84% and 10.52% of the dividends paid from net investment company taxable income by the Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Growth Strategy Portfolio, respectively, qualified for the dividends received deduction available to corporations.

For the year ended December 31, 2024, each Fund/Portfolio has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Growth Strategy Portfolio from sources within foreign countries and possessions of the United States was $0.0498, $0.1785, $0.0925 and $0.1509 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Growth Strategy Portfolio during the year from foreign sources was 9.25%, 17.41%, 13.82% and 19.33%, respectively. The total amount of taxes paid by the Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Growth Strategy Portfolio to such countries was $0.0077, $0.0271, $0.0145 and $0.0238 per share, respectively.

For the year ended December 31, 2024, 12.85%, 28.17%, 19.32%, and 27.48% of the dividends paid from net investment company taxable income by the Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Growth Strategy Portfolio, respectively, qualified for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended December 31, 2024, the Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Growth Strategy Portfolio designate $3,451,937, $1,475,673, and $587,076, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, the Goldman Sachs Dynamic Global Equity Fund, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Growth Strategy Portfolio designate $16,808,376, $24,398,910 and $37,856,924, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2024.

95

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TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary (C) 2025 Goldman Sachs. All rights reserved. FFAR-25

Goldman Sachs Funds Annual Financial Statements December 31, 2024 Alternative Funds II Goldman Sachs Absolute Return Tracker Fund Goldman Sachs Commodity Strategy Fund

Goldman Sachs Alternative Funds II

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments

December 31, 2024

Shares	Description	Value

Common Stocks – 43.8%

Aerospace & Defense – 0.7%
1,298	Axon Enterprise, Inc.*	$771,427
3,593	BWX Technologies, Inc.	400,224
8,310	Chemring Group PLC	34,110
490	Dassault Aviation SA	100,125
12,842	General Dynamics Corp.	3,383,739
62,367	General Electric Co.	10,402,192
2,677	Huntington Ingalls Industries, Inc.	505,873
1,518	L3Harris Technologies, Inc.	319,205
32,392	QinetiQ Group PLC	167,892
6,812	Rheinmetall AG	4,352,236
53,144	RTX Corp.	6,149,824
9,845	Senior PLC	19,671
3,320	Textron, Inc.	253,947
2,142	Thales SA	307,581
2,994	TransDigm Group, Inc.	3,794,236

		30,962,282

Air Freight & Logistics – 0.2%
4,554	CH Robinson Worldwide, Inc.	470,519
92,144	Deutsche Post AG	3,252,901
10,257	Expeditors International of Washington, Inc.	1,136,168
1,698	FedEx Corp.	477,698
31,806	International Distribution Services PLC	144,858
7,800	Nippon Express Holdings, Inc.	118,264
700	Sankyu, Inc.	24,175
13,300	SG Holdings Co. Ltd.	127,136
16,778	United Parcel Service, Inc. Class B	2,115,706
12,000	Yamato Holdings Co. Ltd.	134,899

		8,002,324

Automobile Components – 0.2%
21,200	Aisin Corp.	236,850
4,406	Aptiv PLC*	266,475
6,003	BorgWarner, Inc.	190,835
12,500	Bridgestone Corp.	420,164
68,068	Cie Generale des Etablissements Michelin SCA	2,239,807
17,406	Continental AG	1,172,876
40,800	Denso Corp.	562,510
286,078	Dowlais Group PLC	240,331
11,155	Gentex Corp.	320,483
600	Nifco, Inc.	14,433
5,700	Niterra Co. Ltd.	181,613
5,100	Stanley Electric Co. Ltd.	83,635
6,600	Sumitomo Rubber Industries Ltd.	74,103
6,666	TI Fluid Systems PLC(a)	16,123
10,800	Toyo Tire Corp.	166,113
700	Toyota Boshoku Corp.	9,059

Shares	Description	Value

Common Stocks – (continued)

Automobile Components – (continued)
70,931	Valeo SE	$682,736

		6,878,146

Automobiles – 0.0%
35,772	Ford Motor Co.	354,143
9,700	Mazda Motor Corp.	66,140
15,066	Mercedes-Benz Group AG	839,955
23,300	Subaru Corp.	414,002

		1,674,240

Banks – 2.0%
528,182	Banca Monte dei Paschi di Siena SpA	3,743,958
368,682	Banco Bilbao Vizcaya Argentaria SA	3,607,343
469,582	Banco Comercial Portugues SA Class R	225,376
138,851	Banco Santander SA	642,359
29,193	Bank of America Corp.	1,283,032
4,220	Bank of Georgia Group PLC	248,830
5,322	BAWAG Group AG(a)	448,300
12,533	BNP Paribas SA	769,486
10,303	Citigroup, Inc.	725,228
5,414	Citizens Financial Group, Inc.	236,917
9,533	Close Brothers Group PLC*	28,189
25,922	Credit Agricole SA	356,674
3,881	Erste Group Bank AG	240,219
41,303	Fifth Third Bancorp	1,746,291
74,416	FinecoBank Banca Fineco SpA	1,298,763
800	Fukuoka Financial Group, Inc.	19,916
1,600	Gunma Bank Ltd.	10,762
1,600	Hirogin Holdings, Inc.	11,738
501,109	HSBC Holdings PLC	4,922,442
15,066	Huntington Bancshares, Inc.	245,124
900	Iyogin Holdings, Inc.	8,700
134,877	JPMorgan Chase & Co.	32,331,366
1,800	Kyushu Financial Group, Inc.	8,226
18,011	M&T Bank Corp.	3,386,248
20,774	Mediobanca Banca di Credito Finanziario SpA	303,382
11,028	Metro Bank Holdings PLC*	13,005
180,200	Mitsubishi UFJ Financial Group, Inc.	2,103,782
51,543	Mizuho Financial Group, Inc.	1,258,295
264,132	Nordea Bank Abp	2,881,878
2,417	PNC Financial Services Group, Inc.	466,118
1,133	Raiffeisen Bank International AG	23,151
5,900	Rakuten Bank Ltd.*	164,697
9,807	Regions Financial Corp.	230,661
2,500	Shizuoka Financial Group, Inc.	20,275

The accompanying notes are an integral part of these financial statements.    1

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Banks – (continued)
59,900	Sumitomo Mitsui Financial Group, Inc.	$1,437,614
4,920	TBC Bank Group PLC	192,172
18,109	Truist Financial Corp.	785,568
266,615	UniCredit SpA	10,677,487
122,679	Wells Fargo & Co.	8,616,973
12,725	Wintrust Financial Corp.	1,586,935

		87,307,480

Beverages – 0.3%
2,071	AG Barr PLC	15,789
7,739	Anheuser-Busch InBev SA	387,445
6,794	Asahi Group Holdings Ltd.	71,274
12,099	Brown-Forman Corp. Class B	459,520
9,560	C&C Group PLC	17,473
7,300	Coca-Cola Bottlers Japan Holdings, Inc.	115,448
37,768	Coca-Cola HBC AG	1,290,229
6,542	Constellation Brands, Inc. Class A	1,445,782
12,621	Heineken Holding NV	756,693
24,383	Heineken NV	1,737,755
2,000	Ito En Ltd.	44,919
32,300	Kirin Holdings Co. Ltd.	419,387
4,308	Molson Coors Beverage Co. Class B	246,934
53,920	Monster Beverage Corp.*	2,834,035
22,463	Pernod Ricard SA	2,538,024
1,900	Sapporo Holdings Ltd.	100,106

		12,480,813

Biotechnology – 0.8%
89,822	AbbVie, Inc.	15,961,369
15,508	Amgen, Inc.	4,042,005
2,082	Biogen, Inc.*	318,380
1,327	Genus PLC	25,721
103,339	Gilead Sciences, Inc.	9,545,423
23,598	Grifols SA*	223,002
15,506	Moderna, Inc.*	644,740
12,842	Natera, Inc.*	2,032,889
2,990	Neurocrine Biosciences, Inc.*	408,135
7,000	PeptiDream, Inc.*	116,183
716	Regeneron Pharmaceuticals, Inc.*	510,028
3,810	Sarepta Therapeutics, Inc.*	463,258

		34,291,133

Broadline Retail – 2.2%
428,374	Amazon.com, Inc.*	93,980,972
47,023	B&M European Value Retail SA	215,599
43,275	eBay, Inc.	2,680,886
4,700	Isetan Mitsukoshi Holdings Ltd.	80,697
1,200	Izumi Co. Ltd.	24,397

Shares	Description	Value

Common Stocks – (continued)

Broadline Retail – (continued)
2,018	J Front Retailing Co. Ltd.	$26,883
1,650	Next PLC	195,727
5,188	Ollie’s Bargain Outlet Holdings, Inc.*	569,279
8,700	Pan Pacific International Holdings Corp.	236,351
19,300	Rakuten Group, Inc.*	103,978
3,200	Takashimaya Co. Ltd.	25,446

		98,140,215

Building Products – 0.2%
26,494	A.O. Smith Corp.	1,807,156
6,200	AGC, Inc.	181,108
10,950	Allegion PLC	1,430,946
11,511	Builders FirstSource, Inc.*	1,645,267
3,970	Cie de Saint-Gobain SA	352,781
7,200	Daikin Industries Ltd.	840,102
46,179	Genuit Group PLC	225,176
10,892	Johnson Controls International PLC	859,706
13,149	Kingspan Group PLC	955,899
12,700	Lixil Corp.	138,596
27,096	Masco Corp.	1,966,357
4,900	Sanwa Holdings Corp.	135,342
1,900	Takasago Thermal Engineering Co. Ltd.	76,307
7,300	TOTO Ltd.	174,881
29,604	Volution Group PLC	207,399

		10,997,023

Capital Markets – 1.3%
89,250	3i Group PLC	3,972,804
28,656	abrdn PLC	50,498
48,039	AJ Bell PLC	272,134
10,417	Alpha Group International PLC	305,160
4,948	Ameriprise Financial, Inc.	2,634,464
721	Amundi SA(a)	47,983
7,438	Ashmore Group PLC	14,889
24,614	Azimut Holding SpA	613,401
6,043	Bank of New York Mellon
	Corp.	464,284
47,908	Blackstone, Inc.	8,260,297
7,318	Cboe Global Markets, Inc.	1,429,937
24,740	CMC Markets PLC(a)	76,811
21,098	CME Group, Inc.	4,899,588
6,400	Daiwa Securities Group, Inc.	42,232
31,481	Deutsche Bank AG	543,264
10,930	Deutsche Boerse AG	2,517,793
3,708	Euronext NV(a)	415,989
4,442	FactSet Research Systems, Inc.	2,133,404
18,078	Foresight Group Holdings Ltd.	93,017
10,916	Franklin Resources, Inc.	221,486

2     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Capital Markets – (continued)
9,164	Hargreaves Lansdown PLC	$125,750
82,803	IG Group Holdings PLC	1,026,763
35,286	IntegraFin Holdings PLC	152,337
38,716	Intercontinental Exchange, Inc.	5,769,071
50,185	Intermediate Capital Group PLC	1,293,479
8,132	Investec PLC	55,280
22,600	Japan Exchange Group, Inc.	250,757
6,186	Jupiter Fund Management PLC	6,714
6,999	London Stock Exchange Group PLC	987,943
236,120	Man Group PLC	630,092
4,878	MarketAxess Holdings, Inc.	1,102,623
6,011	Moody’s Corp.	2,845,427
7,071	Morgan Stanley	888,966
33,923	Nasdaq, Inc.	2,622,587
34,700	Nihon M&A Center Holdings, Inc.	144,472
34,713	Ninety One PLC	62,839
12,900	Nomura Holdings, Inc.	74,844
2,926	Northern Trust Corp.	299,915
10,189	Plus500 Ltd.	345,422
9,396	Quilter PLC(a)	18,138
11,911	Raymond James Financial, Inc.	1,850,136
10,963	S&P Global, Inc.	5,459,903
1,600	SBI Holdings, Inc.	40,186
13,181	Schroders PLC	53,279
6,054	SEI Investments Co.	499,334
3,684	State Street Corp.	361,585
16,308	T. Rowe Price Group, Inc.	1,844,272
28,257	TP ICAP Group PLC	91,267
10,309	Virtu Financial, Inc. Class A	367,825
42,982	XPS Pensions Group PLC	183,489

		58,464,130

Chemicals – 1.0%
2,500	Air Water, Inc.	30,292
17,752	Akzo Nobel NV	1,065,528
896	Arkema SA	68,179
13,200	Asahi Kasei Corp.	90,951
99,085	BASF SE	4,344,983
3,241	Celanese Corp.	224,310
2,878	CF Industries Holdings, Inc.	245,551
94,085	Corteva, Inc.	5,359,082
30,940	Croda International PLC	1,308,677
4,400	Daicel Corp.	38,887
74,191	Dow, Inc.	2,977,285
10,730	DSM-Firmenich AG	1,084,631
3,738	DuPont de Nemours, Inc.	285,022
1,944	Eastman Chemical Co.	177,526
13,596	Ecolab, Inc.	3,185,815
76,940	Elementis PLC	139,858

Shares	Description	Value

Common Stocks – (continued)

Chemicals – (continued)
3,604	Essentra PLC	$6,001
26,065	Evonik Industries AG	453,063
56,735	FMC Corp.	2,757,888
7,892	International Flavors & Fragrances, Inc.	667,269
3,411	Johnson Matthey PLC	57,226
3,515	K&S AG	38,037
11,800	Kansai Paint Co. Ltd.	168,668
16,200	Kuraray Co. Ltd.	232,045
1,776	Lanxess AG	43,422
21,122	Linde PLC	8,843,148
48,600	Mitsubishi Chemical Group Corp.	245,460
1,500	Mitsui Chemicals, Inc.	32,744
6,867	Mosaic Co.	168,791
5,900	Nippon Sanso Holdings Corp.	163,713
2,600	Nippon Shokubai Co. Ltd.	31,453
17,600	Nitto Denko Corp.	294,251
3,900	NOF Corp.	54,055
15,656	PPG Industries, Inc.	1,870,109
2,200	Resonac Holdings Corp.	54,787
4,251	RPM International, Inc.	523,128
3,892	Scotts Miracle-Gro Co.	258,195
8,364	Sherwin-Williams Co.	2,843,175
28,300	Shin-Etsu Chemical Co. Ltd.	932,120
2,800	Sumitomo Bakelite Co. Ltd.	67,750
76,300	Sumitomo Chemical Co. Ltd.	168,380
6,237	Symrise AG	665,317
500	Tokuyama Corp.	8,292
6,100	Toray Industries, Inc.	38,624
3,642	Umicore SA	37,592
3,700	Zeon Corp.	34,933

		42,386,213

Commercial Services & Supplies – 0.4%
33,407	Cintas Corp.	6,103,459
55,405	Copart, Inc.*	3,179,693
1,400	Dai Nippon Printing Co. Ltd.	19,591
19,475	Elis SA	381,188
1,500	Kokuyo Co. Ltd.	26,532
18,991	Mitie Group PLC	25,956
7,500	Park24 Co. Ltd.	104,539
4,331	RB Global, Inc.	390,700
87,894	Rentokil Initial PLC	438,720
3,562	Republic Services, Inc.	716,603
10,190	Rollins, Inc.	472,307
287,506	Serco Group PLC	541,823
2,100	Sohgo Security Services Co. Ltd.	14,381
7,150	SPIE SA	222,350
26,490	Veralto Corp.	2,698,006
9,008	Waste Management, Inc.	1,817,724

		17,153,572

The accompanying notes are an integral part of these financial statements.    3

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Communications Equipment – 0.5%
48,260	Arista Networks, Inc.*	$5,334,178
218,533	Cisco Systems, Inc.	12,937,153
8,998	F5, Inc.*	2,262,727
2,169	Motorola Solutions, Inc.	1,002,577
526,604	Nokia OYJ	2,329,387
572	Ubiquiti, Inc.	189,864

		24,055,886

Construction & Engineering – 0.2%
853	Ackermans & van Haaren NV	168,217
5,105	ACS Actividades de Construccion y Servicios SA	255,824
16,011	Balfour Beatty PLC	91,161
3,943	Bouygues SA	116,754
5,400	COMSYS Holdings Corp.	110,804
12,932	Eiffage SA	1,134,024
5,760	EMCOR Group, Inc.	2,614,464
2,200	EXEO Group, Inc.	24,117
30,659	Ferrovial SE	1,286,900
153	HOCHTIEF AG	20,545
1,400	JGC Holdings Corp.	11,647
700	Kandenko Co. Ltd.	10,215
12,273	Keller Group PLC	221,800
41,400	Kier Group PLC	76,900
3,800	Kinden Corp.	72,700
7,851	Morgan Sindall Group PLC	381,793
1,000	Nishimatsu Construction Co. Ltd.	33,141
1,178	Quanta Services, Inc.	372,307
13,900	Shimizu Corp.	109,777
3,400	Taisei Corp.	142,456
12,408	Vinci SA	1,277,484

		8,533,030

Construction Materials – 0.1%
7,809	Breedon Group PLC	43,553
9,397	Buzzi SpA	346,889
12,108	Heidelberg Materials AG	1,496,101
45,657	Marshalls PLC	168,330
800	Taiheiyo Cement Corp.	18,038
12,502	Wienerberger AG	346,486

		2,419,397

Consumer Finance – 0.3%
37,460	American Express Co.	11,117,754
2,906	Capital One Financial Corp.	518,198
800	Credit Saison Co. Ltd.	18,629
6,000	Marui Group Co. Ltd.	95,711
30,926	Synchrony Financial	2,010,190

		13,760,482

Consumer Staples Distribution & Retail – 1.5%
11,500	Aeon Co. Ltd.	269,139
6,296	BJ’s Wholesale Club Holdings, Inc.*	562,548

Shares	Description	Value

Common Stocks – (continued)

Consumer Staples Distribution & Retail – (continued)
110,320	Carrefour SA	$1,570,164
1,439	Casey’s General Stores, Inc.	570,175
4,100	Cosmos Pharmaceutical Corp.	174,813
25,672	Costco Wholesale Corp.	23,522,483
31,116	Dollar General Corp.	2,359,215
24,910	Dollar Tree, Inc.*	1,866,755
14,093	Grocery Outlet Holding Corp.*	219,992
700	H2O Retailing Corp.	10,186
39,392	J Sainsbury PLC	134,608
36,622	Jeronimo Martins SGPS SA	699,899
8,743	Kesko OYJ Class B	164,957
9,000	Kobe Bussan Co. Ltd.	196,740
51,461	Koninklijke Ahold Delhaize NV	1,678,602
13,590	Kroger Co.	831,028
1,400	Kusuri No. Aoki Holdings Co. Ltd.	28,841
43,786	Marks & Spencer Group PLC	205,058
9,300	MatsukiyoCocokara & Co.	135,398
12,216	Seven & i Holdings Co. Ltd.	191,518
8,300	Sugi Holdings Co. Ltd.	130,041
1,600	Sundrug Co. Ltd.	40,698
40,804	Sysco Corp.	3,119,874
31,203	Target Corp.	4,218,021
385,018	Tesco PLC	1,770,832
253,506	Walmart, Inc.	22,904,267
100	Yaoko Co. Ltd.	5,990

		67,581,842

Containers & Packaging – 0.3%
2,599	AptarGroup, Inc.	408,303
7,090	Avery Dennison Corp.	1,326,752
36,496	Ball Corp.	2,012,024
33,346	DS Smith PLC	225,529
58,488	Graphic Packaging Holding Co.	1,588,534
4,370	Huhtamaki OYJ	154,793
60,583	International Paper Co.	3,260,577
2,028	Packaging Corp. of America	456,564
29,637	Smurfit WestRock PLC	1,596,249

		11,029,325

Distributors – 0.1%
500	D’ieteren Group	83,174
16,354	Genuine Parts Co.	1,909,493
67,247	Inchcape PLC	646,751
6,391	LKQ Corp.	234,869
3,719	Pool Corp.	1,267,956

		4,142,243

Diversified REITs – 0.0%
21,333	British Land Co. PLC	96,166
5,096	Covivio SA	258,284
26,456	Land Securities Group PLC	193,207

4     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Diversified REITs – (continued)
38,509	LondonMetric Property PLC	$86,858

		634,515

Diversified Telecommunication Services – 0.1%
35,907	AT&T, Inc.	817,602
99,439	BT Group PLC	179,237
27,678	Deutsche Telekom AG	829,318
12,243	Elisa OYJ	530,104
13,166	Helios Towers PLC*	15,081
27,883	Infrastrutture Wireless Italiane SpA(a)	283,241
3,200	Internet Initiative Japan, Inc.	60,310
70,067	Koninklijke KPN NV	255,495
997,600	Nippon Telegraph & Telephone Corp.	996,467
33,860	Orange SA	337,849
133,425	Telefonica SA(b)	544,491
19,933	Verizon Communications, Inc.	797,121

		5,646,316

Electric Utilities – 0.5%
5,402	Acciona SA	607,894
8,034	American Electric Power Co., Inc.	740,976
12,831	Constellation Energy Corp.	2,870,423
198,551	EDP SA	635,168
1,320	Elia Group SA	101,564
5,127	Endesa SA	110,252
22,028	Entergy Corp.	1,670,163
35,953	Eversource Energy	2,064,781
8,666	Exelon Corp.	326,188
7,000	Hokkaido Electric Power Co., Inc.	36,871
3,900	Kansai Electric Power Co., Inc.	43,227
2,600	Kyushu Electric Power Co., Inc.	23,256
72,210	NextEra Energy, Inc.	5,176,735
21,020	NRG Energy, Inc.	1,896,424
16,559	PG&E Corp.	334,161
1,910	Pinnacle West Capital Corp.	161,911
46,968	Southern Co.	3,866,406
3,100	Tohoku Electric Power Co., Inc.	23,266
6,446	Verbund AG	467,396

		21,157,062

Electrical Equipment – 0.4%
1,771	AMETEK, Inc.	319,240
4,231	DiscoverIE Group PLC	37,387
14,959	Eaton Corp. PLC	4,964,443
12,300	Fujikura Ltd.	502,157
9,038	Generac Holdings, Inc.*	1,401,342
1,327	Hubbell, Inc.	555,867

4,940	Legrand SA	480,520

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
1,600	Mabuchi Motor Co. Ltd.	$22,621
65,700	Mitsubishi Electric Corp.	1,109,393
21,700	NIDEC Corp.	389,768
30,292	Prysmian SpA	1,938,576
7,992	Rockwell Automation, Inc.	2,284,034
16,109	Signify NV(a)	359,758
30,855	Vertiv Holdings Co. Class A	3,505,437

		17,870,543

Electronic Equipment, Instruments & Components – 0.3%
10,600	Alps Alpine Co. Ltd.	107,214
700	Amano Corp.	18,883
10,400	Azbil Corp.	80,141
700	Canon Marketing Japan, Inc.	22,799
14,304	CDW Corp.	2,489,468
8,001	Halma PLC	268,425
4,800	Ibiden Co. Ltd.	142,816
3,094	IPG Photonics Corp.*	224,996
11,843	Jabil, Inc.	1,704,208
400	Jeol Ltd.	13,973
13,911	Keysight Technologies, Inc.*	2,234,524
5,200	Kyocera Corp.	51,541
418	Littelfuse, Inc.	98,502
1,000	Macnica Holdings, Inc.	11,527
48,600	Murata Manufacturing Co. Ltd.	771,030
2,600	Nippon Electric Glass Co. Ltd.	55,054
6,600	Omron Corp.	222,229
4,466	Renishaw PLC	189,255
6,338	Spectris PLC	198,032
9,300	Taiyo Yuden Co. Ltd.	130,788
21,401	TD SYNNEX Corp.	2,509,909
2,577	TE Connectivity PLC	368,434
587	Teledyne Technologies, Inc.*	272,444
20,322	Trimble, Inc.*	1,435,952
2,500	Yokogawa Electric Corp.	53,173
4,361	Zebra Technologies Corp. Class A*	1,684,305

		15,359,622

Energy Equipment & Services – 0.0%
7,672	Baker Hughes Co.	314,705
10,247	Halliburton Co.	278,616
2,382	Hunting PLC	8,623
33,241	John Wood Group PLC*	27,299
147,397	Saipem SpA*	385,552
10,455	Schlumberger NV	400,845
9,288	Technip Energies NV	248,096
2,131	Vallourec SACA*	36,359

		1,700,095

Entertainment – 0.8%
4,108	Bollore SE	25,260
7,600	Capcom Co. Ltd.	165,327

The accompanying notes are an integral part of these financial statements.    5

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Entertainment – (continued)
7,000	DeNA Co. Ltd.	$137,573
17,360	Electronic Arts, Inc.	2,539,768
2,300	GungHo Online Entertainment, Inc.	48,479
26,687	Netflix, Inc.*	23,786,657
6,100	Nexon Co. Ltd.	90,740
31,400	Nintendo Co. Ltd.	1,828,791
2,368	Spotify Technology SA*	1,059,396
7,400	Square Enix Holdings Co. Ltd.	287,342
4,151	Take-Two Interactive Software, Inc.*	764,116
2,100	Toho Co. Ltd.	82,067
56,568	Universal Music Group NV	1,446,959
10,921	Vivendi SE	28,884
22,925	Walt Disney Co.	2,552,699
31,990	Warner Bros Discovery, Inc.*	338,134

		35,182,192

Financial Services – 2.3%
2,515	Adyen NV*(a)	3,737,486
48,203	Banca Mediolanum SpA	574,590
83,110	Berkshire Hathaway, Inc. Class B*	37,672,101
6,075	Corpay, Inc.*	2,055,901
7,147	EXOR NV	655,207
5,933	Fiserv, Inc.*	1,218,757
2,863	Global Payments, Inc.	320,828
3,000	GMO Payment Gateway, Inc.	151,181
2,971	Groupe Bruxelles Lambert NV	203,144
10,308	Jack Henry & Associates, Inc.	1,806,992
41,671	M&G PLC	103,120
43,042	Mastercard, Inc. Class A	22,664,626
11,000	Mitsubishi HC Capital, Inc.	72,493
24,700	ORIX Corp.	530,652
75,029	OSB Group PLC	380,094
2,057	Paragon Banking Group PLC	19,146
45,162	PayPal Holdings, Inc.*	3,854,577
8,059	PayPoint PLC	78,695
82,145	Visa, Inc. Class A	25,961,106
38,279	Western Union Co.	405,757

		102,466,453

Food Products – 0.3%
9,000	Ajinomoto Co., Inc.	366,398
32,855	Archer-Daniels-Midland Co.	1,659,835
86,108	Associated British Foods PLC	2,196,476
3,007	Bunge Global SA	233,824
1,450	Cranswick PLC	88,312
89,148	Danone SA	6,024,598
12,694	Glanbia PLC	175,285
100,102	Greencore Group PLC*	242,355
12,722	Hilton Food Group PLC	144,455
800	House Foods Group, Inc.	14,693

Shares	Description	Value

Common Stocks – (continued)

Food Products – (continued)
4,981	J.M. Smucker Co.	$548,508
1,002	JDE Peet’s NV	17,215
1,400	Kagome Co. Ltd.	26,305
10,704	Kerry Group PLC Class A	1,032,363
2,400	Kewpie Corp.	51,038
9	Lotus Bakeries NV	100,738
1,900	NH Foods Ltd.	61,488
5,300	Nichirei Corp.	140,539
900	Nisshin Seifun Group, Inc.	10,489
4,400	Nissin Foods Holdings Co. Ltd.	106,297
12,800	Nissui Corp.	72,819
4,572	Pilgrim’s Pride Corp.*	207,523
6,858	Premier Foods PLC	16,106
4,800	Toyo Suisan Kaisha Ltd.	325,504
1,209	Viscofan SA	76,471
15,800	Yakult Honsha Co. Ltd.	299,288
4,900	Yamazaki Baking Co. Ltd.	91,236

		14,330,158

Gas Utilities – 0.1%
34,182	Enagas SA	417,230
90,415	Italgas SpA	507,440
5,210	National Fuel Gas Co.	316,143
1,800	Nippon Gas Co. Ltd.	24,750
1,040	Rubis SCA	25,675
368,137	Snam SpA	1,631,860
10,300	Tokyo Gas Co. Ltd.	285,379
9,593	UGI Corp.	270,810

		3,479,287

Ground Transportation – 0.3%
2,600	Central Japan Railway Co.	48,790
12,997	CSX Corp.	419,413
14,000	East Japan Railway Co.	247,953
5,777	Firstgroup PLC	11,622
1,600	Keio Corp.	38,943
1,200	Kintetsu Group Holdings Co. Ltd.	25,167
5,600	Kyushu Railway Co.	136,533
3,200	Nagoya Railroad Co. Ltd.	35,610
1,200	Nankai Electric Railway Co. Ltd.	18,853
21,374	Old Dominion Freight Line, Inc.	3,770,374
6,491	Schneider National, Inc. Class B	190,056
4,800	Seino Holdings Co. Ltd.	72,278
1,600	Tokyu Corp.	17,051
10,867	Uber Technologies, Inc.*	655,497
29,975	Union Pacific Corp.	6,835,499
14,854	XPO, Inc.*	1,948,102

		14,471,741

6     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Health Care Equipment & Supplies – 1.4%
123,440	Abbott Laboratories	$13,962,298
2,229	Align Technology, Inc.*	464,769
14,100	Asahi Intecc Co. Ltd.	228,775
13,399	Baxter International, Inc.	390,715
17,566	Becton Dickinson & Co.	3,985,198
3,816	BioMerieux	408,429
54,993	Boston Scientific Corp.*	4,911,975
359,033	ConvaTec Group PLC(a)	992,404
4,506	Cooper Cos., Inc.*	414,237
7,865	Dexcom, Inc.*	611,661
9,832	Edwards Lifesciences Corp.*	727,863
19,486	EssilorLuxottica SA	4,753,216
6,276	Globus Medical, Inc. Class A*	519,088
32,734	Hologic, Inc.*	2,359,794
6,200	Hoya Corp.	769,459
5,937	IDEXX Laboratories, Inc.*	2,454,593
1,884	Insulet Corp.*	491,856
15,434	Intuitive Surgical, Inc.*	8,055,931
106,319	Koninklijke Philips NV*	2,693,196
2,839	Masimo Corp.*	469,287
101,022	Medtronic PLC	8,069,637
33,500	Olympus Corp.	500,163
9,980	ResMed, Inc.	2,282,326
37,718	Smith & Nephew PLC	467,417
8,388	STERIS PLC	1,724,237
3,263	Teleflex, Inc.	580,749
25,100	Terumo Corp.	484,574
2,648	Zimmer Biomet Holdings, Inc.	279,708

		64,053,555

Health Care Providers & Services – 1.1%
17,626	Amplifon SpA	454,186
19,131	Cardinal Health, Inc.	2,262,623
1,624	Cencora, Inc.	364,880
53,319	Centene Corp.*	3,230,065
611	Chemed Corp.	323,708
1,832	Cigna Group	505,889
24,771	CVS Health Corp.	1,111,970
1,463	DaVita, Inc.*	218,792
16,158	Elevance Health, Inc.	5,960,686
1,652	Fresenius Medical Care AG	75,217
4,620	Fresenius SE & Co. KGaA*	160,365
1,100	H.U. Group Holdings, Inc.	17,828
15,960	HCA Healthcare, Inc.	4,790,394
26,326	Henry Schein, Inc.*	1,821,759
7,886	Humana, Inc.	2,000,757
6,971	McKesson Corp.	3,972,843
2,100	Medipal Holdings Corp.	31,581
9,697	Premier, Inc. Class A	205,576
5,177	Quest Diagnostics, Inc.	781,002
1,200	Ship Healthcare Holdings, Inc.	16,768
11,651	Spire Healthcare Group PLC(a)	32,964

Shares	Description	Value

Common Stocks – (continued)

Health Care Providers & Services – (continued)
1,800	Suzuken Co. Ltd.	$53,784
43,018	UnitedHealth Group, Inc.	21,761,086
1,338	Universal Health Services, Inc. Class B	240,064

		50,394,787

Health Care REITs – 0.0%
2,694	Alexandria Real Estate Equities, Inc.	262,800
16,417	Healthcare Realty Trust, Inc.	278,268
9,766	Healthpeak Properties, Inc.	197,957
6,211	Omega Healthcare Investors, Inc.	235,086
105,246	Target Healthcare REIT PLC	110,676

		1,084,787

Health Care Technology – 0.1%
22,000	M3, Inc.	190,627
13,586	Veeva Systems, Inc. Class A*	2,856,456

		3,047,083

Hotel & Resort REITs – 0.0%
15,308	Host Hotels & Resorts, Inc.	268,196

Hotels, Restaurants & Leisure – 0.9%
5,483	Accor SA	266,680
24,540	Airbnb, Inc. Class A*	3,224,801
24,201	Amadeus IT Group SA	1,708,208
1,897	Booking Holdings, Inc.	9,425,093
4,755	Caesars Entertainment, Inc.*	158,912
13,686	Carnival Corp.*	341,055
71,116	Chipotle Mexican Grill, Inc.*	4,288,295
7,000	Colowide Co. Ltd.	75,754
5,257	Darden Restaurants, Inc.	981,429
3,671	Domino’s Pizza, Inc.	1,540,939
113,817	Entain PLC	977,046
13,453	Expedia Group, Inc.*	2,506,698
7,600	Food & Life Cos. Ltd.	159,894
15,883	Greggs PLC	553,966
18,915	Hollywood Bowl Group PLC	70,684
5,309	J D Wetherspoon PLC	39,930
5,847	Just Eat Takeaway.com
	NV*(a)	79,728
14,068	La Francaise des Jeux
	SACA(a)	541,766
6,186	Las Vegas Sands Corp.	317,713
18,074	McDonald’s Corp.	5,239,472
6,940	MGM Resorts International*	240,471
8,376	Norwegian Cruise Line
	Holdings Ltd.*	215,514
2,193	Playtech PLC*	19,630
16,300	Skylark Holdings Co. Ltd.	252,778
7,989	Sodexo SA	658,308
110,278	SSP Group PLC	248,457
36,715	Starbucks Corp.	3,350,244
5,600	Toridoll Holdings Corp.	138,209

The accompanying notes are an integral part of these financial statements.    7

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Hotels, Restaurants & Leisure – (continued)
52,976	Trainline PLC*(a)	$ 284,175
15,955	TUI AG*	138,358
2,130	Vail Resorts, Inc.	399,269
2,574	Wynn Resorts Ltd.	221,776
1,400	Yoshinoya Holdings Co. Ltd.	27,568
14,258	Yum! Brands, Inc.	1,912,853
2,300	Zensho Holdings Co. Ltd.	130,255

		40,735,928

Household Durables – 0.1%
2,582	Bellway PLC	80,552
5,526	Berkeley Group Holdings PLC	268,930
2,000	Iida Group Holdings Co. Ltd.	30,072
11,800	JVCKenwood Corp.	129,945
2,260	Lennar Corp. Class A	308,196
1,528	Mohawk Industries, Inc.*	182,031
13,700	Nikon Corp.	141,138
300	Open House Group Co. Ltd.	10,131
55,200	Panasonic Holdings Corp.	564,177
8,033	Persimmon PLC	119,992
2,100	PulteGroup, Inc.	228,690
3,500	Rinnai Corp.	71,948
1,518	SEB SA	137,180
19,100	Sharp Corp.*	118,380
98,710	Taylor Wimpey PLC	150,237
14,024	Vistry Group PLC*	99,970

		2,641,569

Household Products – 0.0%
6,100	Lion Corp.	68,329
4,900	Pigeon Corp.	45,356
16,230	Reckitt Benckiser Group PLC	982,414
1,127	Spectrum Brands Holdings, Inc.	95,221
54,300	Unicharm Corp.	447,650

		1,638,970

Independent Power and Renewable Electricity Producers – 0.0%
12,805	AES Corp.	164,800
75,858	Drax Group PLC	614,437
3,300	Electric Power Development Co. Ltd.	53,864
2,610	Vistra Corp.	359,841

		1,192,942

Industrial Conglomerates – 0.2%
21,225	3M Co.	2,739,935
16,055	DCC PLC	1,028,741
72,300	Hitachi Ltd.	1,770,630
18,554	Honeywell International, Inc.	4,191,163
1,200	Keihan Holdings Co. Ltd.	25,164

		9,755,633

Shares	Description	Value

Common Stocks – (continued)

Industrial REITs – 0.0%
16,378	Americold Realty Trust, Inc.	$ 350,489
1,506	EastGroup Properties, Inc.	241,698
4,297	First Industrial Realty Trust, Inc.	215,409
8,063	Rexford Industrial Realty, Inc.	311,716
4,243	STAG Industrial, Inc.	143,498
25,963	Urban Logistics REIT PLC	33,283
2,989	Warehouses De Pauw CVA	58,758

		1,354,851

Insurance – 1.9%
39,485	Admiral Group PLC	1,304,427
13,991	Ageas SA	680,244
24,826	Allianz SE	7,630,588
13,180	Allstate Corp.	2,540,972
5,045	American International Group, Inc.	367,276
19,719	Aon PLC Class A	7,082,276
23,131	Arch Capital Group Ltd.	2,136,148
12,012	Arthur J Gallagher & Co.	3,409,606
2,681	Assurant, Inc.	571,643
33,892	Aviva PLC	198,645
4,746	Axis Capital Holdings Ltd.	420,590
119,530	Beazley PLC	1,220,219
18,602	Brown & Brown, Inc.	1,897,776
20,930	Chubb Ltd.	5,782,959
11,430	Cincinnati Financial Corp.	1,642,491
4,671	CNA Financial Corp.	225,936
16,900	Dai-ichi Life Holdings, Inc.	450,323
58,151	Direct Line Insurance Group PLC	186,075
4,316	Erie Indemnity Co. Class A	1,779,185
4,184	Everest Group Ltd.	1,516,533
65,638	Generali	1,857,023
13,060	Globe Life, Inc.	1,456,451
6,152	Hannover Rueck SE	1,540,579
17,232	Hartford Financial Services Group, Inc.	1,885,181
54,980	Hiscox Ltd.	744,099
29,400	Japan Post Holdings Co. Ltd.	276,881
888	Japan Post Insurance Co. Ltd.	16,311
10,818	Just Group PLC	21,994
42,226	Lancashire Holdings Ltd.	348,365
3,120	Loews Corp.	264,233
254	Markel Group, Inc.*	438,462
20,303	Marsh & McLennan Cos., Inc.	4,312,560
5,036	MetLife, Inc.	412,348
50,300	MS&AD Insurance Group Holdings, Inc.	1,086,354
9,766	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	4,927,556
24,637	NN Group NV	1,074,383
111,088	Poste Italiane SpA(a)	1,571,125
44,090	Progressive Corp.	10,564,405

8     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Insurance – (continued)
28,886	Prudential Financial, Inc.	$ 3,423,857
26,149	Sampo OYJ Class A	1,068,054
18,200	Sompo Holdings, Inc.	471,567
12,800	T&D Holdings, Inc.	234,288
425	Talanx AG	36,147
29,500	Tokio Marine Holdings, Inc.	1,058,700
13,467	Travelers Cos., Inc.	3,244,066
58,626	Unipol Gruppo SpA	732,151
25,987	W.R. Berkley Corp.	1,520,759
2,064	Willis Towers Watson PLC	646,527

		86,278,338

Interactive Media & Services – 2.6%
245,086	Alphabet, Inc. Class A	46,394,780
153,572	Auto Trader Group PLC(a)	1,519,572
12,200	Kakaku.com, Inc.	185,886
14,500	LY Corp.	38,339
40,320	Match Group, Inc.*	1,318,867
109,757	Meta Platforms, Inc. Class A	64,263,821
95,764	MONY Group PLC	230,303
142,176	Rightmove PLC	1,137,919
2,489	Scout24 SE(a)	219,627
23,754	TripAdvisor, Inc.*	350,847

		115,659,961

IT Services – 0.6%
21,261	Accenture PLC Class A	7,479,407
8,335	Akamai Technologies, Inc.*	797,243
230	Alten SA	18,844
5,926	Amdocs Ltd.	504,540
8,853	Bechtle AG	283,935
2,800	BIPROGY, Inc.	84,006
2,050	Capgemini SE	334,821
4,867	Cognizant Technology Solutions Corp. Class A	374,272
11,240	Computacenter PLC	298,876
6,316	EPAM Systems, Inc.*	1,476,807
62,900	Fujitsu Ltd.	1,104,938
1,490	Gartner, Inc.*	721,860
600	GMO internet group, Inc.	10,158
12,674	GoDaddy, Inc. Class A*	2,501,467
27,758	International Business Machines Corp.	6,102,041
4,168	NCC Group PLC	7,858
7,354	NEC Corp.	629,334
10,800	Nomura Research Institute Ltd.	317,105
13,300	NTT Data Group Corp.	252,898
5,862	Okta, Inc.*	461,926
3,700	Otsuka Corp.	84,618
282	Reply SpA	44,827
11,900	SCSK Corp.	249,065
5,158	Softcat PLC	98,409
1,149	Sopra Steria Group	203,674
7,371	TietoEVRY OYJ	129,952

Shares	Description	Value

Common Stocks – (continued)

IT Services – (continued)
11,400	TIS, Inc.	$ 269,269
4,671	Twilio, Inc. Class A*	504,842
15,005	VeriSign, Inc.*	3,105,435

		28,452,427

Leisure Products – 0.1%
25,300	Bandai Namco Holdings, Inc.	603,284
2,904	Games Workshop Group PLC	482,864
22,345	Hasbro, Inc.	1,249,309
11,100	Sankyo Co. Ltd.	149,445
16,400	Sega Sammy Holdings, Inc.	317,872
3,700	Shimano, Inc.	497,715
18,400	Yamaha Corp.	130,881

		3,431,370

Life Sciences Tools & Services – 0.6%
22,468	Agilent Technologies, Inc.	3,018,351
4,794	Bio-Techne Corp.	345,312
6,892	Charles River Laboratories International, Inc.*	1,272,263
11,843	Danaher Corp.	2,718,561
11,836	Eurofins Scientific SE	603,663
1,825	IQVIA Holdings, Inc.*	358,631
1,940	Mettler-Toledo International, Inc.*	2,373,939
4,335	Qiagen NV*	193,038
5,394	Revvity, Inc.	602,024
4,436	Sartorius Stedim Biotech	866,036
20,881	Thermo Fisher Scientific, Inc.	10,862,923
4,358	Waters Corp.*	1,616,731
4,659	West Pharmaceutical Services, Inc.	1,526,102

		26,357,574

Machinery – 0.9%
3,728	Allison Transmission Holdings, Inc.	402,848
4,305	Alstom SA*	96,058
16,700	Amada Co. Ltd.	162,366
3,572	ANDRITZ AG	181,307
1,951	Bodycote PLC	15,393
2,901	Cargotec OYJ Class B	153,495
29,858	Caterpillar, Inc.	10,831,288
5,864	Cummins, Inc.	2,044,190
11,200	Daifuku Co. Ltd.	230,103
4,232	Deere & Co.	1,793,098
9,200	DMG Mori Co. Ltd.	146,392
6,594	Donaldson Co., Inc.	444,106
10,181	Dover Corp.	1,909,956
19,500	FANUC Corp.	509,398
33,012	Fortive Corp.	2,475,900
600	Fuji Corp.	9,068
8,400	Hitachi Construction Machinery Co. Ltd.	186,171
2,100	Hoshizaki Corp.	82,570

The accompanying notes are an integral part of these financial statements.    9

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Machinery – (continued)
5,839	IDEX Corp.	$ 1,222,044
9,989	Illinois Tool Works, Inc.	2,532,811
4,938	IMI PLC	112,151
3,231	Ingersoll Rand, Inc.	292,276
7,249	Interpump Group SpA	321,491
1,342	ITT, Inc.	191,745
8,895	KION Group AG	293,690
7,921	Knorr-Bremse AG	574,917
11,573	Kone OYJ Class B	564,185
3,300	Kurita Water Industries Ltd.	114,945
7,700	Makita Corp.	234,149
12,500	Minebea Mitsumi, Inc.	200,227
8,400	MISUMI Group, Inc.	129,136
43,310	Morgan Advanced Materials PLC	147,478
800	Nabtesco Corp.	14,137
900	NGK Insulators Ltd.	11,364
5,200	Nordson Corp.	1,088,048
4,500	NSK Ltd.	19,480
27,381	Otis Worldwide Corp.	2,535,754
16,367	Pentair PLC	1,647,175
392	Rational AG	335,751
104,010	Rotork PLC	408,962
6,068	Snap-on, Inc.	2,059,965
2,330	Spirax Group PLC	199,311
19,120	Stanley Black & Decker, Inc.	1,535,145
600	Sumitomo Heavy Industries Ltd.	12,247
30,213	Vesuvius PLC	160,044
5,038	Westinghouse Air Brake
	Technologies Corp.	955,154
5,310	Xylem, Inc.	616,066
8,300	Yaskawa Electric Corp.	211,818

		40,415,373

Marine Transportation – 0.0%
4,081	Clarkson PLC	202,061
6,400	Kawasaki Kisen Kaisha Ltd.	91,052
7,000	Mitsui OSK Lines Ltd.	243,588

		536,701

Media – 0.3%
3,631	4imprint Group PLC	219,992
11,523	Bloomsbury Publishing PLC	97,229
10,921	Canal & France SA*	25,793
2,978	Charter Communications, Inc.
	Class A*	1,020,769
189,826	Comcast Corp. Class A	7,124,170
26,200	CyberAgent, Inc.	180,296
1,400	Dentsu Group, Inc.	33,643
19,609	Fox Corp. Class A	952,605
2,573	Future PLC	29,688
1,300	Hakuhodo DY Holdings, Inc.	9,845
10,921	Havas NV*	18,353
24,712	Informa PLC	246,468

Shares	Description	Value

Common Stocks – (continued)

Media – (continued)
7,773	Interpublic Group of Cos., Inc.	$ 217,799
1,398	IPSOS SA	66,359
66,321	ITV PLC	61,310
1,900	Kadokawa Corp.	37,652
10,921	Louis Hachette Group*	17,082
9,353	New York Times Co. Class A	486,824
71,262	News Corp. Class A	1,962,555
8,658	Omnicom Group, Inc.	744,934
600	TBS Holdings, Inc.	15,249
14,220	WPP PLC	146,577

		13,715,192

Metals & Mining – 0.2%
9,718	Anglo American PLC	287,334
3,033	Anglogold Ashanti PLC*	70,016
81,369	Antofagasta PLC	1,611,878
10,248	ArcelorMittal SA	238,105
7,048	Evraz PLC*(c)	—
11,191	Fresnillo PLC	86,799
101,641	Glencore PLC*	447,645
10,755	Hill & Smith PLC	250,559
300	Maruichi Steel Tube Ltd.	6,624
600	Mitsui Mining & Smelting Co. Ltd.	17,597
4,800	Nippon Steel Corp.	96,459
14,596	Nucor Corp.	1,703,499
74,377	Rio Tinto PLC	4,390,476
10,921	Steel Dynamics, Inc.	1,245,758
1,879	voestalpine AG	35,674
200	Yamato Kogyo Co. Ltd.	9,390

		10,497,813

Multi-Utilities – 0.3%
37,701	A2A SpA	83,709
42,019	CenterPoint Energy, Inc.	1,333,263
1,397,598	Centrica PLC	2,331,715
20,329	CMS Energy Corp.	1,354,928
9,990	Consolidated Edison, Inc.	891,408
46,431	Dominion Energy, Inc.	2,500,774
120,166	E.ON SE	1,399,699
25,905	Engie SA	410,838
29,163	Hera SpA	103,812
104,142	National Grid PLC	1,237,233
35,141	NiSource, Inc.	1,291,783
7,540	Public Service Enterprise Group, Inc.	637,054
15,659	Veolia Environnement SA	439,352

		14,015,568

Office REITs – 0.0%
3,106	BXP, Inc.	230,962
1,125	Derwent London PLC	27,590
1,175	Gecina SA	110,080

10      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Office REITs – (continued)
1,577	Workspace Group PLC	$ 9,693

		378,325

Oil, Gas & Consumable Fuels – 1.2%
9,615	Antero Midstream Corp.	145,090
10,188	APA Corp.	235,241
100,751	BP PLC	498,009
57,232	Chevron Corp.	8,289,483
6,157	ConocoPhillips	610,590
60,606	Coterra Energy, Inc.	1,547,877
49,709	Devon Energy Corp.	1,626,976
82,400	ENEOS Holdings, Inc.	432,283
63,335	Eni SpA	866,317
52,261	EOG Resources, Inc.	6,406,153
127,019	Exxon Mobil Corp.	13,663,434
122,928	Harbour Energy PLC	392,964
36,800	Idemitsu Kosan Co. Ltd.	242,402
8,300	Inpex Corp.	104,426
96,388	Ithaca Energy PLC	133,218
900	Iwatani Corp.	10,179
110,928	Kinder Morgan, Inc.	3,039,427
17,941	Marathon Petroleum Corp.	2,502,770
7,704	Occidental Petroleum Corp.	380,655
26,329	Phillips 66	2,999,663
194,879	TotalEnergies SE	10,857,652
2,955	Valero Energy Corp.	362,253

		55,347,062

Paper & Forest Products – 0.0%
2,178	Louisiana-Pacific Corp.	225,532
27,826	Mondi PLC	414,263
12,037	UPM-Kymmene OYJ	331,013

		970,808

Passenger Airlines – 0.1%
2,200	ANA Holdings, Inc.	39,929
5,987	Delta Air Lines, Inc.	362,213
219,080	Deutsche Lufthansa AG	1,407,960
21,825	easyJet PLC	152,570
14,700	Japan Airlines Co. Ltd.	231,737

		2,194,409

Personal Products – 0.2%
15,470	Beiersdorf AG	1,987,050
3,631	elf Beauty, Inc.*	455,872
28,982	Estee Lauder Cos., Inc. Class A	2,173,070
9,600	Kao Corp.	388,431
31,526	Kenvue, Inc.	673,080
1,700	Kose Corp.	77,338
13,676	Puig Brands SA Class B*	252,135
800	Rohto Pharmaceutical Co. Ltd.	14,575
4,600	Shiseido Co. Ltd.	81,342

Shares	Description	Value

Common Stocks – (continued)

Personal Products – (continued)
16,779	Unilever PLC	$ 953,393

		7,056,286

Pharmaceuticals – 1.3%
12,900	Astellas Pharma, Inc.	125,268
44,340	AstraZeneca PLC	5,781,031
215,619	Bayer AG	4,306,979
90,718	Bristol-Myers Squibb Co.	5,131,010
14,300	Chugai Pharmaceutical Co. Ltd.	630,360
8,400	Eisai Co. Ltd.	228,728
21,602	Eli Lilly & Co.	16,676,744
304,616	GSK PLC	5,138,038
6,437	Hikma Pharmaceuticals PLC	160,486
2,910	Ipsen SA	333,546
7,400	Kyowa Kirin Co. Ltd.	111,281
10,956	Merck & Co., Inc.	1,089,903
8,457	Merck KGaA	1,230,687
400	Nippon Shinyaku Co. Ltd.	10,107
19,000	Ono Pharmaceutical Co. Ltd.	197,818
9,100	Otsuka Holdings Co. Ltd.	495,039
219,986	Pfizer, Inc.	5,836,229
2,257	Recordati Industria Chimica e Farmaceutica SpA	118,322
15,000	Santen Pharmaceutical Co. Ltd.	153,586
2,900	Shionogi & Co. Ltd.	40,673
4,543	Takeda Pharmaceutical Co. Ltd.	120,264
57,555	Viatris, Inc.	716,560
46,787	Zoetis, Inc.	7,623,006

		56,255,665

Professional Services – 0.7%
9,372	Amentum Holdings, Inc.*	197,093
5,663	Arcadis NV	344,617
19,205	Booz Allen Hamilton Holding Corp.	2,471,683
26,229	Broadridge Financial Solutions, Inc.	5,930,115
17,192	Bureau Veritas SA	522,296
55,815	Clarivate PLC*	283,540
8,890	Equifax, Inc.	2,265,616
2,493	FTI Consulting, Inc.*	476,487
10,115	Genpact Ltd.	434,439
4,764	Intertek Group PLC	281,456
14,565	Leidos Holdings, Inc.	2,098,234
30,672	Pagegroup PLC	131,605
3,962	Parsons Corp.*	365,494
46,618	Paychex, Inc.	6,536,776
5,776	Paycom Software, Inc.	1,183,907
26,900	Persol Holdings Co. Ltd.	40,297
16,548	Randstad NV	696,712
22,700	Recruit Holdings Co. Ltd.	1,577,830

The accompanying notes are an integral part of these financial statements.    11

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Professional Services – (continued)
3,006	Science Applications International Corp.	$ 336,011
1,200	SMS Co. Ltd.	11,902
1,326	SThree PLC	4,914
5,300	TechnoPro Holdings, Inc.	99,099
1,142	Teleperformance SE	97,953
2,143	Verisk Analytics, Inc.	590,246
2,800	Visional, Inc.*	141,389
28,179	Wolters Kluwer NV	4,681,781

		31,801,492

Real Estate Management & Development – 0.1%
3,200	Aeon Mall Co. Ltd.	41,389
2,812	CBRE Group, Inc. Class A*	369,187
23,750	CoStar Group, Inc.*	1,700,263
3,400	Daito Trust Construction Co. Ltd.	380,101
92,912	Grainger PLC	261,712
15,200	Hulic Co. Ltd.	132,024
89,763	International Workplace Group PLC	178,591
25,800	Mitsubishi Estate Co. Ltd.	358,149
2,800	Relo Group, Inc.	34,034
16,236	Savills PLC	210,576
1,773	TAG Immobilien AG*	26,252

		3,692,278

Residential REITs – 0.0%
2,046	Camden Property Trust	237,418
22,094	Empiric Student Property PLC	23,096
1,388	Mid-America Apartment Communities, Inc.	214,543

		475,057

Retail REITs – 0.1%
3,416	Agree Realty Corp.	240,657
13,576	Federal Realty Investment Trust	1,519,833
3,120	Klepierre SA	89,855
7,639	Regency Centers Corp.	564,751
11,617	Simon Property Group, Inc.	2,000,564

		4,415,660

Semiconductors & Semiconductor Equipment – 1.9%
71,425	Advanced Micro Devices, Inc.*	8,627,426
27,383	Analog Devices, Inc.	5,817,792
30,745	Applied Materials, Inc.	5,000,059
15,496	BE Semiconductor Industries NV	2,124,008
93,924	Broadcom, Inc.	21,775,340
23,258	Enphase Energy, Inc.*	1,597,359
17,493	First Solar, Inc.*	3,082,966
57,305	Lam Research Corp.	4,139,140
30,550	Microchip Technology, Inc.	1,752,043

Shares	Description	Value

Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – (continued)
58,612	Micron Technology, Inc.	$ 4,932,786
3,817	Monolithic Power Systems, Inc.	2,258,519
13,350	NXP Semiconductors NV	2,774,798
4,822	ON Semiconductor Corp.*	304,027
22,196	Qorvo, Inc.*	1,552,166
5,844	QUALCOMM, Inc.	897,755
13,650	Renesas Electronics Corp.*	172,741
17,600	Rorze Corp.	166,283
1,800	Sanken Electric Co. Ltd.*	65,283
20,444	Skyworks Solutions, Inc.	1,812,974
19,400	Socionext, Inc.	303,070
169,483	STMicroelectronics NV	4,216,932
13,800	SUMCO Corp.	101,630
15,046	Teradyne, Inc.	1,894,592
34,477	Texas Instruments, Inc.	6,464,782
9,500	Tokyo Electron Ltd.	1,428,033

		83,262,504

Software – 4.4%
31,454	Adobe, Inc.*	13,986,965
2,982	Atlassian Corp. Class A*	725,759
3,539	Bentley Systems, Inc. Class B	165,271
4,848	Bytes Technology Group PLC	25,648
47,773	Dassault Systemes SE	1,653,132
12,604	Dropbox, Inc. Class A*	378,624
8,745	Five9, Inc.*	355,397
37,999	Fortinet, Inc.*	3,590,146
26,498	Gen Digital, Inc.	725,515
9,813	Intuit, Inc.	6,167,471
240,037	Microsoft Corp.	101,175,595
3,305	Nemetschek SE	321,054
7,849	Nutanix, Inc. Class A*	480,202
49,585	Oracle Corp.	8,262,844
1,900	Oracle Corp. Japan	181,842
6,954	Palo Alto Networks, Inc.*	1,265,350
4,672	PTC, Inc.*	859,041
3,958	Roper Technologies, Inc.	2,057,566
19,393	Sage Group PLC	308,125
62,608	Salesforce, Inc.	20,931,733
54,894	SAP SE	13,502,502
12,978	ServiceNow, Inc.*	13,758,237
8,624	Teradata Corp.*	268,638
3,800	Trend Micro, Inc.	204,870
7,750	Workday, Inc. Class A*	1,999,733
30,552	Zoom Communications, Inc.*	2,493,349
3,481	Zscaler, Inc.*	628,007

		196,472,616

Specialized REITs – 0.4%
34,161	American Tower Corp.	6,265,469
4,191	Big Yellow Group PLC	50,368
51,277	Crown Castle, Inc.	4,653,900
13,053	CubeSmart	559,321
2,948	Equinix, Inc.	2,779,640

12     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Specialized REITs – (continued)
3,641	Extra Space Storage, Inc.	$ 544,694
5,839	Iron Mountain, Inc.	613,737
4,751	Safestore Holdings PLC	38,228
10,261	SBA Communications Corp.	2,091,192
9,384	VICI Properties, Inc.	274,107
42,394	Weyerhaeuser Co.	1,193,391

		19,064,047

Specialty Retail – 1.2%
4,300	ABC-Mart, Inc.	86,752
292	AutoZone, Inc.*	934,984
10,037	Best Buy Co., Inc.	861,175
4,400	Bic Camera, Inc.	47,540
9,031	CarMax, Inc.*	738,375
14,432	Currys PLC*	17,146
1,683	Dunelm Group PLC	22,502
2,900	Fast Retailing Co. Ltd.	978,290
28,304	Frasers Group PLC*	215,792
49,446	Home Depot, Inc.	19,234,000
84,939	Industria de Diseno Textil SA	4,350,909
60,279	JD Sports Fashion PLC	72,048
639,648	Kingfisher PLC	1,988,255
16,600	K’s Holdings Corp.	148,169
6,433	Lithia Motors, Inc.	2,299,347
37,730	Lowe’s Cos., Inc.	9,311,764
2,500	Nitori Holdings Co. Ltd.	296,231
2,053	O’Reilly Automotive, Inc.*	2,434,447
5,026	Pets at Home Group PLC	12,936
20,225	Ross Stores, Inc.	3,059,436
1,508	Shimamura Co. Ltd.	83,861
41,766	TJX Cos., Inc.	5,045,750
11,280	Tractor Supply Co.	598,517
2,532	Ulta Beauty, Inc.*	1,101,243
8,600	USS Co. Ltd.	74,652
4,540	Valvoline, Inc.*	164,257
2,832	Watches of Switzerland Group PLC*(a)	19,760
21,300	Yamada Holdings Co. Ltd.	61,107
36,206	Zalando SE*(a)	1,211,208

		55,470,453

Technology Hardware, Storage & Peripherals – 2.5%
418,596	Apple, Inc.	104,824,810
9,600	Brother Industries Ltd.	162,394
22,568	Dell Technologies, Inc. Class C	2,600,736
22,100	FUJIFILM Holdings Corp.	457,241
16,476	Hewlett Packard Enterprise Co.	351,763
66,119	HP, Inc.	2,157,463
20,400	Konica Minolta, Inc.	84,711
10,822	NetApp, Inc.	1,256,218
2,704	Ricoh Co. Ltd.	30,708

Shares	Description	Value

Common Stocks – (continued)

Technology Hardware, Storage & Peripherals – (continued)
10,500	Seiko Epson Corp.	$ 189,452

		112,115,496

Textiles, Apparel & Luxury Goods – 0.4%
16,243	adidas AG	3,995,197
18,900	Asics Corp.	368,697
159,624	Burberry Group PLC	1,952,052
190,381	Coats Group PLC	224,991
140,359	Dr. Martens PLC	125,844
1,398	HUGO BOSS AG	64,241
7,034	Lululemon Athletica, Inc.*	2,689,872
44,321	NIKE, Inc. Class B	3,353,770
2,113	Puma SE	97,157
6,415	Ralph Lauren Corp.	1,481,737
23,900	Tapestry, Inc.	1,561,387
700	Wacoal Holdings Corp.	23,896

		15,938,841

Trading Companies & Distributors – 0.4%
1,472	Azelis Group NV	28,976
19,396	Brenntag SE	1,166,449
13,351	Bunzl PLC	549,729
33,679	Fastenal Co.	2,421,857
17,584	Ferguson Enterprises, Inc.	3,052,055
8,901	Howden Joinery Group PLC	88,178
2,192	IMCD NV	325,755
3,847	ITOCHU Corp.	189,174
5,432	Marubeni Corp.	81,526
27,200	Mitsubishi Corp.	445,039
8,100	Mitsui & Co. Ltd.	167,987
11,900	MonotaRO Co. Ltd.	202,226
4,114	MSC Industrial Direct Co., Inc. Class A	307,275
1,500	Nagase & Co. Ltd.	30,496
30,473	Rexel SA	776,132
67,732	RS Group PLC	577,088
3,400	Sumitomo Corp.	73,580
2,100	Toyota Tsusho Corp.	37,137
53,606	Travis Perkins PLC	489,227
6,397	United Rentals, Inc.	4,506,303
1,091	Watsco, Inc.	517,014
2,608	WW Grainger, Inc.	2,748,962

		18,782,165

Transportation Infrastructure – 0.0%
2,200	Japan Airport Terminal Co. Ltd.	69,364
1,100	Kamigumi Co. Ltd.	23,862

		93,226

Water Utilities – 0.0%
5,605	Essential Utilities, Inc.	203,574

Wireless Telecommunication Services – 0.2%
22,765	Airtel Africa PLC(a)	32,247
13,474	Freenet AG	384,646

The accompanying notes are an integral part of these financial statements.    13

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Wireless Telecommunication Services – (continued)
4,700	KDDI Corp.	$ 149,698
29,092	T-Mobile U.S., Inc.	6,421,477
1,526,071	Vodafone Group PLC	1,301,858

		8,289,926

TOTAL COMMON STOCKS (Cost $1,801,163,731)		$1,960,366,268

Shares	Dividend Rate	Value

Preferred Stocks – 0.1%

Auto Manufacturers – 0.0%
Porsche Automobil Holding SE
3,769	7.021%	$ 142,018

Electronics – 0.0%
Sartorius AG
5,859	0.346	1,302,067

Household Products – 0.1%
Henkel AG & Co. KGaA
22,843	2.193	2,004,164

TOTAL PREFERRED STOCKS (Cost $3,484,279)		$ 3,448,249

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations(d)(e) – 4.4%

U.S. Treasury Bills
$ 50,000,000	0.000%	02/18/25	$49,725,724
150,000,000	0.000	03/06/25	148,901,992

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $198,535,533)			$198,627,716

Shares	Description	Value

Exchange Traded Funds – 35.6%

210,000	Energy Select Sector SPDR Fund	$ 17,988,600
2,235,600	Financial Select Sector SPDR Fund	108,046,548
1,501,600	Goldman Sachs Access U.S. Preferred Stock & Hybrid ETF(f)	75,573,576
241,400	Health Care Select Sector SPDR Fund	33,209,398
934,200	Industrial Select Sector SPDR Fund	123,090,192
917,900	iShares Convertible Bond ETF	77,993,963

Shares	Description	Value

Exchange Traded Funds – (continued)

10,775,427	iShares Core MSCI Emerging Markets ETF	$ 562,692,798
323,300	iShares Global Clean Energy ETF(b)	3,679,154
61,000	iShares J.P. Morgan USD Emerging Markets Bond ETF(b)	5,431,440
209,000	Materials Select Sector SPDR Fund(b)	17,585,260
3,794,314	SPDR Blackstone Senior Loan ETF	158,336,723
566,022	SPDR Bloomberg Convertible Securities ETF	44,087,454
267,300	Technology Select Sector SPDR Fund	62,152,596
386,100	Vanguard Real Estate ETF	34,393,788
5,551,200	Vanguard Short-Term Inflation-Protected Securities ETF	268,789,104

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,572,287,682)		$1,593,050,594

Shares	Dividend Rate	Value

Investment Company(f) – 10.9%

Goldman Sachs Financial Square Government Fund — Institutional Shares
486,231,739	4.392%	$ 486,231,739

(Cost $486,231,739)

Securities Lending Reinvestment Vehicle(f) – 0.5%

Goldman Sachs Financial Square Government Fund — Institutional Shares
23,455,375	4.392%	$ 23,455,375

(Cost $23,455,375)

TOTAL INVESTMENTS – 95.3% (Cost $4,085,158,339)		$4,265,179,941

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.7%		212,442,375

NET ASSETS – 100.0%		$4,477,622,316

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

14     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

(d)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	USD	27,815,047	AUD	43,200,000	03/19/25	$ 1,073,175
	USD	12,871,651	BRL	78,830,000	03/19/25	284,086
	USD	74,920,474	CAD	104,940,000	03/19/25	1,700,860
	USD	44,835,995	CHF	39,140,000	03/19/25	1,323,269
	USD	8,576,660	CLP	8,374,680,000	03/19/25	163,997
	USD	19,441,162	CZK	463,720,000	03/19/25	353,888
	USD	291,243,346	EUR	275,260,000	03/19/25	5,113,589
	USD	103,934,242	GBP	81,780,000	03/19/25	1,615,136
	USD	13,714,871	HUF	5,412,020,000	03/19/25	144,758
	USD	85,159,151	JPY	12,623,950,000	03/19/25	4,183,941
	USD	21,396,487	KRW	30,038,520,000	03/19/25	1,003,692
	USD	10,781,162	MXN	221,940,000	03/19/25	276,386
	USD	10,662,546	NOK	117,620,000	03/19/25	332,010
	USD	34,871,967	NZD	59,400,000	03/19/25	1,607,351
	USD	7,594,276	PLN	31,030,000	03/19/25	103,829
	USD	17,511,056	SEK	190,020,000	03/19/25	261,963
	USD	28,652,329	TWD	921,310,000	03/19/25	565,922

TOTAL						$20,107,852

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	AUD	21,160,000	USD	13,499,509	03/19/25	$ (400,944)
	BRL	39,150,000	USD	6,347,606	03/19/25	(96,139)
	CAD	51,110,000	USD	36,243,888	03/19/25	(582,991)
	CHF	18,800,000	USD	21,633,365	03/19/25	(733,026)
	CLP	5,711,220,000	USD	5,860,968	03/19/25	(123,845)
	CZK	237,310,000	USD	10,002,934	03/19/25	(234,968)
	EUR	49,340,000	USD	52,294,726	03/19/25	(1,006,335)
	GBP	11,650,000	USD	14,819,628	03/19/25	(243,723)
	HUF	2,044,350,000	USD	5,182,175	03/19/25	(56,167)
	INR	1,355,950,000	USD	15,921,652	03/19/25	(205,656)
	JPY	2,182,230,000	USD	14,728,069	03/19/25	(730,347)
	KRW	11,323,020,000	USD	7,984,608	03/19/25	(297,543)
	NOK	63,160,000	USD	5,652,500	03/19/25	(105,172)
	NZD	28,830,000	USD	16,816,308	03/19/25	(671,208)
	PEN	19,850,000	USD	5,327,000	03/19/25	(55,792)
	PHP	1,085,600,000	USD	18,754,686	03/19/25	(184,343)
	SEK	96,420,000	USD	8,852,925	03/19/25	(100,386)
	TWD	377,550,000	USD	11,730,255	03/19/25	(220,532)
	USD	3,030,486	CLP	3,034,470,000	03/19/25	(17,747)
	USD	26,441,170	PHP	1,548,040,000	03/19/25	(39,701)
	ZAR	93,070,000	USD	5,087,833	03/19/25	(191,487)

TOTAL						$(6,298,052)

The accompanying notes are an integral part of these financial statements.    15

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year German Euro-Schatz	796	03/06/25	$88,213,025	$(300,674)
30 Year German Euro-Buxl	82	03/06/25	11,269,796	(687,814)
3M CORRA	135	06/17/25	22,800,532	37,212
3M CORRA	130	09/16/25	21,994,504	48,633
3M CORRA	107	12/16/25	18,113,404	32,090
3M Euribor	86	03/17/25	21,765,223	(14,781)
3M Euribor	135	06/16/25	34,250,242	(28,424)
3M Euribor	157	12/15/25	39,882,584	(28,674)
3M Euribor	156	09/15/25	39,616,435	(28,227)
3M Euribor	149	03/16/26	37,842,633	(32,708)
3M Euribor	119	09/14/26	30,192,495	(49,422)
3M Euribor	140	06/15/26	35,538,709	(42,266)
3M Euribor	94	12/14/26	23,839,797	(43,588)
5 Year German Euro-Bobl	407	03/06/25	49,688,696	(556,034)
5 Year German Euro-Bund	260	03/06/25	35,938,185	(347,322)
ASX 90 Day Bank Accepted Bills	69	03/13/25	42,282,190	1,908
ASX 90 Day Bank Accepted Bills	2	06/12/25	1,226,199	87
Cattle Feeder	12	03/27/25	1,577,850	46,611
Coffee	100	12/18/25	10,850,625	1,675,118
Copper	128	07/29/25	13,094,400	(441,428)
Corn	567	05/14/25	13,204,012	569,791
Cotton No.2	90	05/07/25	3,127,050	(104,994)
DAX Index	36	03/21/25	18,693,773	(391,779)
Dollar Index	263	03/17/25	28,481,848	502,103
E-Mini Nasdaq 100 Index	123	03/21/25	52,217,190	(2,911,987)
E-Mini Russell 2000 Index	89	03/21/25	10,011,610	(571,331)
Euro BTP	279	03/06/25	34,674,469	(443,734)
Euro Stoxx 50 Index	4,272	03/21/25	215,991,572	(4,945,118)
FTSE 100 Index	944	03/21/25	96,676,607	(645,590)
FTSE/JSE Top 40 Index	58	03/20/25	2,345,848	(119,447)
FTSE/MIB Index	57	03/21/25	10,125,949	(100,481)
Gasoil	86	12/11/25	5,753,400	83,368
Gasoline RBOB	57	09/30/25	4,667,582	(120,997)
Gold	60	02/26/25	15,846,000	(426,347)
Hang Seng Index	57	01/27/25	7,370,997	58,357
HSCEI	118	01/27/25	5,528,793	48,316
IBEX 35 Index	85	01/17/25	10,201,680	(43,267)
Lean Hogs	147	04/14/25	5,090,610	(170,083)
Live Cattle	117	04/30/25	9,092,070	306,863
LME Lead	30	02/17/25	1,455,398	(77,544)
LME Lead	43	04/14/25	2,102,732	(338,961)
LME Lead	45	05/19/25	2,213,471	(333,168)
LME Lead	174	01/13/25	8,407,201	(467,103)
LME Lead	71	08/18/25	3,546,503	(169,681)
LME Lead	37	09/15/25	1,856,965	(140,008)
LME Lead	31	11/17/25	1,565,136	(52,688)
LME Nickel	75	05/19/25	6,958,692	(1,118,851)
LME Nickel	24	01/13/25	2,180,170	(55,748)
LME Nickel	74	08/18/25	6,967,141	(556,032)
LME Nickel	106	01/15/25	9,629,085	(318,377)
LME Nickel	61	10/13/25	5,792,594	(176,910)
LME Nickel	61	11/17/25	5,820,776	(193,884)

16     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
LME Primary Aluminum	31	02/17/25	$1,973,786	$ (25,207)
LME Primary Aluminum	511	01/13/25	32,403,532	(465,605)
LME Primary Aluminum	362	05/19/25	23,122,569	271,708
LME Primary Aluminum	202	09/15/25	12,958,199	(511,353)
LME Primary Aluminum	168	04/14/25	10,720,206	(164,517)
LME Primary Aluminum	167	10/13/25	10,727,579	(102,884)
LME Zinc	29	02/17/25	2,156,433	(108,783)
LME Zinc	111	04/14/25	8,273,801	54,136
LME Zinc	158	01/13/25	11,693,738	(258,352)
LME Zinc	86	06/16/25	6,429,704	480,923
LME Zinc	198	08/18/25	14,813,172	143,700
LME Zinc	109	09/15/25	8,162,901	(244,760)
LME Zinc	90	10/13/25	6,739,448	(229,868)
MSCI Emerging Markets Index	31	03/21/25	1,664,390	(54,659)
Natural Gas	192	03/27/25	5,894,400	562,870
NY Harbor ULSD	2	02/28/25	192,730	9,713
Omxs30 Index	263	01/17/25	5,902,367	(144,045)
S&P Mid 400 Emini	12	03/21/25	3,776,040	(204,901)
S&P Toronto Stock Exchange 60 Index	65	03/20/25	13,430,937	(262,111)
Silver	20	03/27/25	2,924,200	(305,009)
Soybean Meal	221	07/14/25	7,239,960	(6,979)
Soybean Oil	484	07/14/25	17,704,105	(400,653)
Sugar 11	274	04/30/25	5,477,808	(508,432)
TOPIX Futures	104	03/13/25	18,417,872	282,351
VSTOXX Future	1,045	01/22/25	1,861,836	49,542
Wheat	345	07/14/25	9,867,425	(403,906)
WTI Crude	200	01/21/25	14,344,000	335,641

Total				$(16,396,455)

Short position contracts:
10 Year U.K. Long Gilt	(160)	03/27/25	(18,510,089)	165,288
10 Year U.S. Treasury Notes	(723)	03/20/25	(78,626,250)	197,361
2 Year U.S. Treasury Notes	(254)	03/31/25	(52,224,782)	(9,899)
20 Year U.S. Treasury Bonds	(107)	03/20/25	(12,181,281)	127,509
3 Month SOFR	(125)	06/17/25	(29,945,313)	(17,490)
3 Month SOFR	(238)	09/16/25	(57,093,225)	(13,102)
3 Month SOFR	(252)	12/15/26	(60,511,500)	37,814
3 Month SOFR	(287)	06/16/26	(68,926,638)	25,531
3 Month SOFR	(273)	09/15/26	(65,560,950)	35,087
3 Month SOFR	(267)	12/16/25	(64,093,350)	4,018
3 Month SOFR	(289)	03/17/26	(69,399,738)	14,871
3 MONTH SOFR	(215)	03/16/27	(51,618,813)	35,433
5 Year U.S. Treasury Notes	(384)	03/31/25	(40,821,000)	90,429
ASX 90 Day Bank Accepted Bills	(4)	09/11/25	(2,453,178)	(1,623)
Australian 10 Year Government Bonds	(449)	03/17/25	(31,369,027)	90,135
Brent Crude	(35)	01/31/25	(2,612,400)	(98,070)
CAC40 Index	(49)	01/17/25	(3,748,124)	(17,491)
Canada 10 Year Government Bonds	(308)	03/20/25	(26,271,439)	307,988
CBOE Volatility Index	(103)	01/22/25	(1,804,323)	(41,335)
CBOE Volatility Index	(144)	02/19/25	(2,573,395)	(28,210)
CBOE Volatility Index	(110)	03/18/25	(1,997,523)	152,653

The accompanying notes are an integral part of these financial statements.    17

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
Coffee	(79)	03/19/25	$(9,472,594)	$(755,103)
Copper	(158)	03/27/25	(15,904,675)	435,855
Corn	(635)	03/14/25	(14,557,375)	(734,842)
Cotton No.2	(149)	03/07/25	(5,095,800)	154,358
French 10 Year Government Bonds	(83)	03/06/25	(10,609,380)	(11,835)
Gasoil	(35)	02/12/25	(2,421,125)	(114,941)
Gasoil	(81)	03/12/25	(5,572,800)	(156,568)
Gasoline RBOB	(29)	01/31/25	(2,447,206)	(59,762)
Gasoline RBOB	(53)	02/28/25	(4,516,777)	(63,499)
Ice 3M Sonia Index	(101)	06/17/25	(30,195,900)	20,212
Ice 3M Sonia Index	(73)	09/16/25	(21,861,315)	7,621
Ice 3M Sonia Index	(62)	12/16/25	(18,592,370)	1,147
Ice 3M Sonia Index	(58)	03/17/26	(17,411,015)	(3,215)
Ice 3M Sonia Index	(52)	06/16/26	(15,618,827)	(5,096)
Ice 3M Sonia Index	(53)	09/15/26	(15,925,824)	(7,490)
Ice 3M Sonia Index	(50)	03/16/27	(15,032,969)	(7,999)
Ice 3M Sonia Index	(53)	12/15/26	(15,930,800)	(8,289)
Japan 10 Year Government Bond	(45)	03/13/25	(40,582,796)	65,858
KC HRW Wheat	(132)	03/14/25	(3,691,050)	(25,036)
Lean Hogs	(101)	02/14/25	(3,284,520)	166,950
Live Cattle	(77)	02/28/25	(5,901,280)	(163,431)
LME Lead	(124)	02/17/25	(6,015,643)	245,302
LME Lead	(30)	03/17/25	(1,461,105)	59,816
LME Lead	(43)	04/14/25	(2,102,732)	326,573
LME Lead	(174)	01/13/25	(8,407,202)	395,838
LME Lead	(45)	05/19/25	(2,213,471)	138,064
LME Lead	(71)	08/18/25	(3,546,503)	183,732
LME Lead	(37)	09/15/25	(1,856,965)	41,192
LME Nickel	(52)	02/17/25	(4,752,138)	150,166
LME Nickel	(75)	05/19/25	(6,958,692)	497,804
LME Nickel	(130)	01/13/25	(11,809,255)	1,235,656
LME Nickel	(25)	03/17/25	(2,295,501)	56,530
LME Nickel	(74)	08/18/25	(6,967,141)	215,823
LME Nickel	(61)	10/13/25	(5,792,594)	192,225
LME Nickel	(36)	03/19/25	(3,305,521)	135,721
LME Primary Aluminum	(22)	02/17/25	(1,400,751)	(11,523)
LME Primary Aluminum	(362)	05/19/25	(23,122,569)	(166,991)
LME Primary Aluminum	(511)	01/13/25	(32,403,532)	(501,862)
LME Primary Aluminum	(161)	03/17/25	(10,283,754)	144,059
LME Primary Aluminum	(202)	09/15/25	(12,958,199)	325,913
LME Primary Aluminum	(167)	10/13/25	(10,727,579)	189,443
LME Zinc	(87)	03/17/25	(6,482,240)	245,995
LME Zinc	(111)	04/14/25	(8,273,801)	(675,375)
LME Zinc	(158)	01/13/25	(11,693,738)	480,847
LME Zinc	(86)	06/16/25	(6,429,704)	(170,649)
LME Zinc	(198)	08/18/25	(14,813,172)	492,955
LME Zinc	(109)	09/15/25	(8,162,901)	(57,987)
MSCI EAFE Index	(199)	03/21/25	(22,561,625)	633,097
Natural Gas	(43)	01/29/25	(1,562,190)	(270,589)
Natural Gas	(165)	02/26/25	(5,111,700)	(453,645)
NY Harbor ULSD	(26)	01/31/25	(2,529,509)	(140,169)
S&P 500 E-Mini Index	(1,870)	03/21/25	(554,992,625)	17,749,486

18     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
Soybean Meal	(220)	03/14/25	$ (6,971,800)	$ (462,556)
Soybean Oil	(608)	03/14/25	(23,773,624)	80,409
Sugar 11	(272)	02/28/25	(5,867,366)	594,042
Wheat	(322)	03/14/25	(8,879,150)	230,416
WTI Crude	(223)	02/20/25	(15,888,750)	(435,665)

Total				$21,485,885

TOTAL FUTURES CONTRACTS				$ 5,089,430

SWAP CONTRACTS — At December 31, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at December 31, 2024(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
CDX.NA.IG Index 43	(1.000)%	0.499%	12/20/29	$ 147,200	$(3,337,720)	$(3,409,454)	$ 71,734
Protection Sold:
CDX.NA.HY Index 43	5.000	3.128	12/20/29	140,250	10,963,043	9,824,488	1,138,555
ICE CD ITXEB 42	1.000	0.575	12/20/29	EUR 49,950	1,044,041	644,680	399,361
ICE CD ITXEX 42	5.000	3.130	12/20/29	137,250	11,442,080	11,899,252	(457,172)

TOTAL					$20,111,444	$18,958,966	$1,152,478

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.    19

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date#	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

NDUGWI Index	12M SOFR+0.46%	Bank of America Securities LLC	04/11/25	$ 24,597	$(1,005,135)
CIEQDUV5 Index	12M SOFR+0.35	Citibank NA	09/12/25	1,827	(8,094)
M1WO Index	12M SOFR+0.41	Citibank NA	11/12/25	186,291	6,117,755
M1WOMOM Index	12M SOFR+0.47	Citibank NA	08/12/25	100,359	(3,420,408)
NDUGWI Index	12M SOFR+0.545	Citibank NA	08/12/25	65,403	(2,674,805)
SXXGT Index	12M EURO+0.72	Citibank NA	09/11/25	EUR 50,774	567,247
SXXGT Index	12M EURO+0.68	Citibank NA	11/11/25	EUR 80,370	896,611
TUKXG Index	12M SONIA+0.48	Citibank NA	09/10/25	GBP 17,194	260,383
TUKXG Index	12M SONIA+0.52	Citibank NA	11/11/25	GBP 28,428	431,051
BCOMRS Index	0.105	JPMorgan Securities, Inc.	11/07/25	12,068	84,595
BCOMRS Index	0.000	JPMorgan Securities, Inc.	05/29/25	14,871	86,922
JPGSMARB Index	12M SOFR+0.89	JPMorgan Securities, Inc.	07/30/25	37,080	(409,425)
JPOSSVHY Index	0.000	JPMorgan Securities, Inc.	07/02/25	39,353	(428,884)
JPOSSVHY Index	12M SOFR	JPMorgan Securities, Inc.	01/10/25	14,075	(177,945)
JPOSSVTY Index	12M SOFR	JPMorgan Securities, Inc.	01/10/25	7,241	(39,578)
JPOSSVUA Index	12M SOFR	JPMorgan Securities, Inc.	01/10/25	10,620	(230,427)
M1WO Index	12M SOFR+0.30	JPMorgan Securities, Inc.	07/03/25	358,470	11,755,608
M1WO Index	12M SOFR+0.60	JPMorgan Securities, Inc.	12/10/25	84,994	2,797,897
M1WOMOM Index	12M SOFR+0.56	JPMorgan Securities, Inc.	11/12/25	6,236	(213,640)
M1WOMOM Index	12M SOFR+0.67	JPMorgan Securities, Inc.	12/10/25	50,653	(1,737,774)
NDUGWI Index	12M SOFR+0.83	JPMorgan Securities, Inc.	12/10/25	75,367	(3,102,148)
Russell 1000 TR Index	12M SOFR+0.70	JPMorgan Securities, Inc.	07/02/25	15,466	559,000
Russell 1000 TR Index	12M SOFR+0.66	JPMorgan Securities, Inc.	09/10/25	8,757	316,369
Russell 1000 TR Index	12M SOFR+0.73	JPMorgan Securities, Inc.	10/08/25	49,323	1,783,372
Russell 1000 TR Index	12M SOFR+0.87	JPMorgan Securities, Inc.	11/10/25	70,934	2,568,868
SXXGT Index	12M EURO+0.68	JPMorgan Securities, Inc.	07/04/25	EUR 52,277	579,964
TUKXG Index	12M SONIA+0.41	JPMorgan Securities, Inc.	07/04/25	GBP 19,446	293,836

TOTAL					$15,651,215

#

The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

(a)	Payments made monthly.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2024, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
CBOE Volatility Index	$21.000	01/22/2025	1,300	$2,730,000	$122,200	$ 334,100	$(211,900)
CBOE Volatility Index	19.000	02/19/2025	1,440	2,736,000	283,680	321,120	(37,440)
CBOE Volatility Index	20.000	03/18/2025	1,100	2,200,000	246,950	253,000	(6,050)

Total purchased option contracts			3,840	$7,666,000	$652,830	$ 908,220	$(255,390)

20     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
Euro Stoxx 50 Index	$ 5,150.000	01/03/2025	(35)	$ (18,025,000)	$ (36)	$ (3,065)	$ 3,029
Euro Stoxx 50 Index	5,125.000	01/10/2025	(35)	(17,937,500)	(109)	(1,921)	1,812
Euro Stoxx 50 Index	5,050.000	01/17/2025	(36)	(18,180,000)	(2,051)	(2,354)	303
Euro Stoxx 50 Index	5,075.000	01/24/2025	(21)	(10,657,500)	(1,392)	(1,390)	(2)
FTSE 100 Index	8,375.000	01/17/2025	(13)	(10,887,500)	(1,627)	(2,052)	425
FTSE 100 Index	8,625.000	01/17/2025	(6)	(5,175,000)	(75)	(911)	836
FTSE 100 Index	8,650.000	01/17/2025	(1)	(865,000)	(13)	(215)	202
FTSE 100 Index	8,500.000	02/21/2025	(2)	(1,700,000)	(563)	(551)	(12)
Nikkei 225 Index	40,875.000	01/10/2025	(2)	(8,175,000)	(1,335)	(1,909)	574
Nikkei 225 Index	41,000.000	01/10/2025	(9)	(36,900,000)	(4,290)	(6,719)	2,429
Nikkei 225 Index	41,500.000	01/10/2025	(2)	(8,300,000)	(407)	(1,826)	1,419
Nikkei 225 Index	41,750.000	01/10/2025	(4)	(16,700,000)	(534)	(2,315)	1,781
Nikkei 225 Index	42,000.000	01/10/2025	(3)	(12,600,000)	(248)	(1,739)	1,491
Nikkei 225 Index	42,500.000	02/14/2025	(6)	(25,500,000)	(7,627)	(8,673)	1,046
S&P 500 Index	6,130.000	01/03/2025	(20)	(12,260,000)	(150)	(3,805)	3,655
S&P 500 Index	6,080.000	01/06/2025	(20)	(12,160,000)	(550)	(4,447)	3,897
S&P 500 Index	6,250.000	01/08/2025	(15)	(9,375,000)	(112)	(18,085)	17,973
S&P 500 Index	6,275.000	01/15/2025	(15)	(9,412,500)	(375)	(15,108)	14,733
S&P 500 Index	6,200.000	01/22/2025	(15)	(9,300,000)	(2,062)	(16,979)	14,917

			(260)	$(244,110,000)	$ (23,556)	$ (94,064)	$ 70,508

Puts
Euro Stoxx 50 Index	4,825.000	01/03/2025	(69)	(33,292,500)	(7,219)	(10,086)	2,867
Euro Stoxx 50 Index	4,825.000	01/10/2025	(70)	(33,775,000)	(19,723)	(13,301)	(6,422)
Euro Stoxx 50 Index	4,650.000	01/17/2025	(72)	(33,480,000)	(8,651)	(14,671)	6,020
Euro Stoxx 50 Index	4,700.000	01/24/2025	(73)	(34,310,000)	(17,392)	(17,853)	461
FTSE 100 Index	7,850.000	01/17/2025	(14)	(10,990,000)	(1,928)	(4,620)	2,692
FTSE 100 Index	7,875.000	01/17/2025	(11)	(8,662,500)	(1,653)	(1,993)	340
FTSE 100 Index	7,975.000	01/17/2025	(2)	(1,595,000)	(438)	(849)	411
FTSE 100 Index	8,100.000	01/17/2025	(11)	(8,910,000)	(5,026)	(3,635)	(1,391)
FTSE 100 Index	7,775.000	02/21/2025	(4)	(3,110,000)	(1,527)	(1,705)	178
Nikkei 225 Index	35,250.000	01/10/2025	(10)	(35,250,000)	(699)	(13,246)	12,547
Nikkei 225 Index	35,500.000	01/10/2025	(1)	(3,550,000)	(76)	(858)	782
Nikkei 225 Index	36,875.000	01/10/2025	(7)	(25,812,500)	(1,157)	(11,790)	10,633
Nikkei 225 Index	37,250.000	01/10/2025	(21)	(78,225,000)	(4,538)	(27,303)	22,765
Nikkei 225 Index	38,375.000	01/10/2025	(4)	(15,350,000)	(2,263)	(1,496)	(767)
Nikkei 225 Index	36,125.000	02/14/2025	(6)	(21,675,000)	(7,436)	(9,967)	2,531
Nikkei 225 Index	36,875.000	02/14/2025	(5)	(18,437,500)	(8,421)	(7,641)	(780)
S&P 500 Index	5,950.000	01/03/2025	(40)	(23,800,000)	(286,800)	(102,130)	(184,670)
S&P 500 Index	5,865.000	01/06/2025	(40)	(23,460,000)	(111,800)	(94,573)	(17,227)
S&P 500 Index	5,860.000	01/08/2025	(30)	(17,580,000)	(106,500)	(50,217)	(56,283)
S&P 500 Index	5,850.000	01/15/2025	(30)	(17,550,000)	(145,950)	(69,682)	(76,268)
S&P 500 Index	5,740.000	01/22/2025	(30)	(17,220,000)	(93,300)	(63,999)	(29,301)

			(550)	$(466,035,000)	$(832,497)	$(521,615)	$(310,882)

Total written option contracts			(810)	$(710,145,000)	$(856,053)	$(615,679)	$(240,374)

TOTAL			3,030	$(702,479,000)	$(203,223)	$ 292,541	$(495,764)

The accompanying notes are an integral part of these financial statements.    21

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peru Nuevo Sol
PHP	—Philippines Peso
PLN	—Polish Zloty
SEK	—Swedish Krona
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ETF	—Exchange Traded Fund
MSCI	—Morgan Stanley Capital International
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust

Abbreviations:
CDX.NA.HY Ind 43	—CDX North America High Yield Index 43
CDX.NA.IG Ind 43	—CDX North America Investment Grade Index 43
ICE	—Inter-Continental Exchange
ICE CD ITXEB	—iTraxx Europe Index
ICE CD ITXEX	—iTraxx Europe Crossover Index
SOFR	—Secured Overnight Financing Rate

22     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2024

Shares	Dividend Rate	Value

Investment Company(a) – 3.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
11,079,291	4.392%	$ 11,079,291
(Cost $11,079,291)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(c) – 103.5%

U.S. Treasury Obligations – 103.5%
U.S. Treasury Bills
$32,200,000	0.000%(b)	01/02/25	$32,193,314
11,400,000	0.000	01/16/25	11,381,203
57,900,000	0.000	01/21/25	57,769,667
22,700,000	0.000	02/06/25	22,606,984
89,000,000	0.000	03/06/25	88,348,515
23,700,000	0.000	03/13/25	23,506,942
78,600,000	0.000	05/29/25	77,268,018
32,000,000	0.000	06/05/25	31,433,824

TOTAL SHORT-TERM INVESTMENTS
(Cost $344,381,886)			$344,508,467

TOTAL INVESTMENTS – 106.8%
(Cost $355,461,177)			$355,587,758

LIABILITIES IN EXCESS OF OTHER
ASSETS – (6.8)%			(22,492,484)

NET ASSETS – 100.0%			$333,095,274

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Brent Crude	92	05/30/25	$6,739,000	$ 181,796
Coffee	35	05/19/25	4,132,406	889,101
Copper	60	05/28/25	6,089,250	(491,358)
Cotton No.2	46	05/07/25	1,598,270	(12,868)
FCOJ-A	2	05/09/25	142,185	9,878
Gasoline RBOB	25	04/30/25	2,340,240	33,023
Gold	57	06/26/25	15,344,970	(69,691)
KC HRW Wheat	40	05/14/25	1,135,500	(52,246)
Live Cattle	30	06/30/25	2,275,500	48,309
LME Lead	12	03/17/25	584,442	(67,324)
LME Lead	12	05/19/25	590,259	(35,049)
LME Nickel	20	05/19/25	1,855,651	(102,305)
LME Nickel	20	03/17/25	1,836,401	(198,922)
LME Primary Aluminum	90	05/19/25	5,748,705	(206,643)
LME Primary Aluminum	90	03/17/25	5,748,683	(182,504)
LME Zinc	27	03/17/25	2,011,730	(88,690)
LME Zinc	27	05/19/25	2,015,253	(45,922)
Low Sulphur Gas Oil	13	01/10/25	903,825	(16,332)
Low Sulphur Gas Oil	26	05/12/25	1,764,100	(8,019)

The accompanying notes are an integral part of these financial statements.    23

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Natural Gas	23	01/29/25	$835,590	$ 102,069
Natural Gas	741	02/26/25	22,956,180	1,953,808
NY Harbor ULSD	21	04/30/25	1,976,386	(12,772)
Silver	5	03/27/25	731,050	(87,436)
Silver	48	05/28/25	7,093,200	(844,006)
Soybean	145	05/14/25	6,167,708	87,510
Soybean Oil	80	05/14/25	1,953,120	(239,965)
Sugar 11	250	04/30/25	4,998,000	(529,817)
Wheat	66	05/14/25	1,856,250	(76,740)
WTI Crude	116	04/22/25	8,178,000	106,806

Total				$ 43,691

Short position contracts:
Cocoa	(2)	05/14/25	(220,800)	5,509
Corn	(39)	05/14/25	(908,213)	(57,062)
Lean Hogs	(31)	06/13/25	(1,229,770)	29,025
LME Lead	(12)	03/17/25	(584,442)	33,587
LME Nickel	(20)	03/17/25	(1,836,401)	102,909
LME Primary Aluminum	(90)	03/17/25	(5,748,683)	175,476
LME Zinc	(27)	03/17/25	(2,011,730)	47,711
Natural Gas	(403)	04/28/25	(12,722,710)	(1,407,679)

Total				$(1,070,524)

TOTAL FUTURES CONTRACTS				$(1,026,833)

SWAP CONTRACTS — At December 31, 2024, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/ Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

CRB 3M Forward Index	1 mo. U.S. Treasury Bill Rate +0.11%	Citibank NA	10/31/25	$108,491	$ 31
CRB Future Index	1 mo. U.S. Treasury Bill Rate +0.24	Citibank NA	01/31/25	7,002	(852)
CRB 3M Forward Index	1 mo. U.S. Treasury Bill Rate +0.12	Merrill Lynch International Bank Ltd.	10/31/25	68,485	19
CRB Future Index	1 mo. U.S. Treasury Bill Rate +0.24	Merrill Lynch International Bank Ltd.	01/31/25	3,923	(478)
CRB 3M Forward Index	1 mo. U.S. Treasury Bill Rate +0.12	RBC Dominion Securities, Inc.	10/31/25	25,379	9
CRB Future Index	1 mo. U.S. Treasury Bill Rate +0.25	UBS Switzerland AG	01/31/25	26,076	(3,174)

TOTAL					$(4,445)

#

The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.

24     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Statements of Assets and Liabilities(a)

December 31, 2024

	Absolute Return Tracker Fund	Commodity Strategy Fund

Assets:

Investments in unaffiliated issuers, at value (cost $3,500,230,251 and $344,381,886, respectively)(b)	$3,679,919,251	$344,508,467
Investments in affiliated issuers, at value (cost $561,472,713 and $11,079,291, respectively)	561,805,315	11,079,291
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	23,455,375	—
Purchased options, at value (premium paid $908,220 and $0, respectively)	652,830	—
Cash	133,931,579	227,055
Foreign currencies, at value (cost $22,659,452 and $0, respectively)	22,633,515	—
Unrealized gain on swap contracts	29,099,478	59
Unrealized gain on forward foreign currency exchange contracts	20,107,852	—
Variation margin on futures contracts	3,255,990	—
Variation margin on swaps contracts	65,801	—
Unrealized gain on futures contracts	6,704,121	359,683
Receivables:
Collateral on certain derivative contracts(c)	47,316,627	—
Fund shares sold	7,710,573	35,708
Interest and dividends	3,655,415	61,248
Due from broker	2,586,154	—
Foreign tax reclaims	247,991	—
Reimbursement from investment adviser	142,338	49,027
Investments sold	19,117	—
Investments sold on an extended-settlement basis	15,726	—
Securities lending income	2,153	—
Due from broker - upfront payment	—	2,556,545
Other assets	48,089	176,622

Total assets	4,543,375,290	359,053,705

Liabilities:
Unrealized loss on swap contracts	13,448,263	4,504
Unrealized loss on futures contracts	7,694,671	927,359
Unrealized loss on forward foreign currency exchange contracts	6,298,052	—
Written option contracts, at value (premium received $615,679 and $0, respectively)	856,053	—
Variation margin on futures contracts	—	558,764
Payables:
Payable upon return of securities loaned	23,455,375	—
Fund shares redeemed	7,146,473	267,251
Due to broker	3,255,117	3,618
Investments purchased	1,860,410	22,967,362
Management fees	1,202,807	71,951
Distribution and Service fees and Transfer Agency fees	118,744	9,888
Interest payable	—	947,814
Accrued expenses	417,009	199,920

Total liabilities	65,752,974	25,958,431

Net Assets:
Paid-in capital	4,327,505,620	356,744,022
Total distributable earnings (loss)	150,116,696	(23,648,748)

NET ASSETS	$4,477,622,316	$333,095,274
Net Assets:
Class A	$ 40,435,459	$ 19,298,178
Class C	4,579,495	2,811,606
Institutional	2,526,607,022	116,125,963
Investor	741,395,858	9,041,609
Class R6	942,520,301	93,668,867
Class R	853,590	1,993,554
Class P	221,230,591	90,155,497
Total Net Assets	$4,477,622,316	$333,095,274
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,240,784	2,355,578
Class C	540,028	376,859
Institutional	253,362,734	13,922,734
Investor	75,486,258	1,082,272
Class R6	94,706,929	11,199,244
Class R	93,256	250,090
Class P	22,192,164	10,784,478
Net asset value, offering and redemption price per share:(d)
Class A	$9.53	$8.19
Class C	8.48	7.46
Institutional	9.97	8.34
Investor	9.82	8.35
Class R6	9.95	8.36
Class R	9.15	7.97
Class P	9.97	8.36
(a)

Statements of Assets and Liabilities for the Absolute Return Tracker and Commodity Strategy Fund are consolidated and include the balances of Cayman Commodity-ART LLC and Cayman Commodity-CSF, Ltd., respectively. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Includes loaned securities having a market value of $22,980,019 and $0, respectively.
(c)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Options

Absolute Return Tracker Fund	$8,773,527	$38,293,100	$250,000
(d)

Maximum public offering price per share for Class A Shares of the Absolute Return Tracker and Commodity Strategy Funds is $10.08 and $8.58, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.     25

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Statements of Operations(a)

For the Fiscal Year Ended December 31, 2024

	Absolute Return Tracker Fund	Commodity Strategy Fund

Investment Income:
Dividends — affiliated issuers	$ 81,294,502	$1,733,583
Dividends — unaffiliated issuers (net of tax withholding of $651,740 and $0, respectively)	63,096,575	—
Interest	4,248,503	19,644,084
Securities lending income, net of rebates received or paid to borrowers	67,183	—

Total investment income	148,706,763	21,377,667

Expenses:
Management fees	27,653,058	2,438,453
Transfer Agency fees(b)	2,420,404	174,780
Custody, accounting and administrative services	827,024	234,394
Printing and mailing costs	274,157	102,519
Professional fees	215,988	172,857
Registration fees	199,442	108,986
Distribution and Service (12b-1) fees(b)	143,848	88,101
Trustee fees	37,674	28,645
Prime broker fees	14,439	—
Service fees — Class C	11,524	7,957

Other	72,494	17,301

Total expenses	31,870,052	3,373,993

Less — expense reductions	(4,023,550)	(769,672)

Net expenses	27,846,502	2,604,321

NET INVESTMENT INCOME	120,860,261	18,773,346

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	202,474,069	(20,772)
Investments — affiliated issuers	(100,020)	—
Purchased options	(3,306,557)	—
Futures contracts	(29,739,241)	(20,414,513)
Written options	(261,798)	—
Swap contracts	(36,821,163)	30,064,746
Forward foreign currency exchange contracts	(4,173,950)	—
Foreign currency transactions	2,875,158	—
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	332,602	—
Investments — unaffiliated issuers	18,779,319	(132,222)
Purchased options	285,812	—
Futures contracts	(7,378,247)	(6,518,741)
Written options	(295,173)	—
Swap contracts	11,576,737	(3,179)
Forward foreign currency exchange contracts	14,707,872	—
Foreign currency translation	(297,841)	—

Net realized and unrealized gain	168,657,579	2,975,319

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$289,517,840	$21,748,665

(a)

Statement of Operations for the Absolute Return Tracker Fund and Commodity Strategy Fund are consolidated and include the balances of a wholly-owned subsidiary, Cayman Commodity-ART, LLC and Cayman Commodity-CSF, Ltd., respectively. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Absolute Return Tracker Fund	$105,476	$34,573	$ 3,799	$63,286	$6,915	$1,010,998	$1,025,351	$247,193	$1,139	$65,522
Commodity Strategy Fund	53,154	23,871	11,076	25,514	3,819	59,502	16,743	31,569	2,658	34,975

26    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Statements of Changes in Net Assets(a)

	Absolute Return Tracker Fund		Commodity Strategy Fund

	For the Fiscal Year Ended December 31, 2024	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2024	For the Fiscal Year Ended December 31, 2023

From operations:

Net investment income	$ 120,860,261	$ 119,987,112	$ 18,773,346	$ 34,004,149

Net realized gain (loss)	130,946,498	81,003,574	9,629,461	(170,282,439)

Net change in unrealized gain (loss)	37,711,081	174,476,188	(6,654,142)	46,296,743

Net increase (decrease) in net assets resulting from operations	289,517,840	375,466,874	21,748,665	(89,981,547)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(325,780)	(1,046,509)	(768,311)	(885,543)

Class C Shares	(10,241)	(85,982)	(100,272)	(133,500)

Institutional Shares	(28,655,307)	(68,348,253)	(4,886,441)	(10,781,821)

Investor Shares	(7,701,454)	(15,254,586)	(436,124)	(1,319,802)

Class R6 Shares	(10,828,863)	(19,406,054)	(3,999,527)	(5,217,537)

Class R Shares	(5,911)	(17,140)	(75,553)	(105,058)

Class P Shares	(2,509,999)	(5,843,481)	(4,242,762)	(8,841,293)

Total distributions to shareholders	(50,037,555)	(110,002,005)	(14,508,990)	(27,284,554)

From share transactions:

Proceeds from sales of shares	1,391,875,214	2,250,892,693	73,209,700	211,913,755

Reinvestment of distributions	31,791,028	75,564,966	12,499,133	24,407,653

Cost of shares redeemed	(1,316,487,087)	(1,944,143,493)	(344,365,287)	(490,787,071)

Net increase (decrease) in net assets resulting from share transactions	107,179,155	382,314,166	(258,656,454)	(254,465,663)

TOTAL INCREASE (DECREASE)	346,659,440	647,779,035	(251,416,779)	(371,731,764)

Net assets:

Beginning of year	4,130,962,876	3,483,183,841	584,512,053	956,243,817

End of year	$ 4,477,622,316	$ 4,130,962,876	$ 333,095,274	$ 584,512,053

(a)

Statements of Changes in Net Assets for the Absolute Return Tracker Fund and Commodity Strategy Fund are consolidated and include the balances of Cayman Commodity-ART LLC and Cayman Commodity-CSF, Ltd., respectively. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.    27

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Absolute Return Tracker Fund

	Class A Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.01	$8.36	$9.40	$9.69	$9.44

Net investment income (loss)(a)	0.23	0.26	0.07	(0.01)	(0.01)

Net realized and unrealized gain (loss)	0.37	0.61	(0.69)	0.59	0.32

Total from investment operations	0.60	0.87	(0.62)	0.58	0.31

Distributions to shareholders from net investment income	(0.08)	(0.22)	(0.31)	—	(0.01)

Distributions to shareholders from net realized gains	—	—	(0.11)	(0.87)	(0.05)

Total distributions	(0.08)	(0.22)	(0.42)	(0.87)	(0.06)

Net asset value, end of year	$9.53	$9.01	$8.36	$9.40	$9.69

Total return(b)	6.63%	10.45%	(6.62)%	6.09%	3.29%

Net assets, end of year (in 000s)	$40,435	$42,676	$41,001	$57,882	$61,642

Ratio of net expenses to average net assets	0.99%	0.97%	1.00%	1.04%	0.96%

Ratio of total expenses to average net assets	1.07%	1.09%	1.09%	1.09%	1.11%

Ratio of net investment income (loss) to average net assets	2.47%	2.92%	0.80%	(0.10)%	(0.10)%

Portfolio turnover rate(c)	179%	126%	184%	133%	193%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the NAV at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Absolute Return Tracker Fund

	Class C Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.02	$7.47	$8.43	$8.84	$8.69

Net investment income (loss)(a)	0.14	0.17	0.00 (b)	(0.08)	(0.07)

Net realized and unrealized gain (loss)	0.34	0.54	(0.61)	0.54	0.28

Total from investment operations	0.48	0.71	(0.61)	0.46	0.21

Distributions to shareholders from net investment income	(0.02)	(0.16)	(0.24)	—	(0.01)

Distributions to shareholders from net realized gains	—	—	(0.11)	(0.87)	(0.05)

Total distributions	(0.02)	(0.16)	(0.35)	(0.87)	(0.06)

Net asset value, end of year	$8.48	$8.02	$7.47	$8.43	$8.84

Total return(c)	5.97%	9.45%	(7.23)%	5.31%	2.43%

Net assets, end of year (in 000s)	$4,579	$4,497	$5,574	$7,973	$9,638

Ratio of net expenses to average net assets	1.74%	1.72%	1.75%	1.79%	1.71%

Ratio of total expenses to average net assets	1.82%	1.84%	1.84%	1.84%	1.86%

Ratio of net investment income (loss) to average net assets	1.71%	2.12%	0.06%	(0.84)%	(0.84)%

Portfolio turnover rate(d)	179%	126%	184%	133%	193%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Amount is less than $0.005 per share.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.    29

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Absolute Return Tracker Fund

	Institutional Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.42	$8.73	$9.80	$10.03	$9.74

Net investment income(a)	0.28	0.30	0.11	0.03	0.03

Net realized and unrealized gain (loss)	0.38	0.65	(0.72)	0.61	0.32

Total from investment operations	0.66	0.95	(0.61)	0.64	0.35

Distributions to shareholders from net investment income	(0.11)	(0.26)	(0.35)	—	(0.01)

Distributions to shareholders from net realized gains	—	—	(0.11)	(0.87)	(0.05)

Total distributions	(0.11)	(0.26)	(0.46)	(0.87)	(0.06)

Net asset value, end of year	$9.97	$9.42	$8.73	$9.80	$10.03

Total return(b)	7.04%	10.83%	(6.27)%	6.48%	3.60%

Net assets, end of year (in 000s)	$2,526,607	$2,553,196	$2,795,272	$2,955,943	$2,928,949

Ratio of net expenses to average net assets	0.63%	0.61%	0.63%	0.68%	0.58%

Ratio of total expenses to average net assets	0.71%	0.72%	0.72%	0.72%	0.73%

Ratio of net investment income to average net assets	2.83%	3.25%	1.23%	0.30%	0.28%

Portfolio turnover rate(c)	179%	126%	184%	133%	193%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the NAV at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Absolute Return Tracker Fund

	Investor Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.28	$8.61	$9.67	$9.92	$9.64

Net investment income(a)	0.26	0.30	0.10	0.02	0.02

Net realized and unrealized gain (loss)	0.38	0.62	(0.71)	0.60	0.32

Total from investment operations	0.64	0.92	(0.61)	0.62	0.34

Distributions to shareholders from net investment income	(0.10)	(0.25)	(0.34)	—	(0.01)

Distributions to shareholders from net realized gains	—	—	(0.11)	(0.87)	(0.05)

Total distributions	(0.10)	(0.25)	(0.45)	(0.87)	(0.06)

Net asset value, end of year	$9.82	$9.28	$8.61	$9.67	$9.92

Total return(b)	6.93%	10.68%	(6.37)%	6.35%	3.54%

Net assets, end of year (in 000s)	$741,396	$581,118	$248,085	$243,761	$246,694

Ratio of net expenses to average net assets	0.74%	0.72%	0.75%	0.79%	0.71%

Ratio of total expenses to average net assets	0.82%	0.83%	0.84%	0.84%	0.86%

Ratio of net investment income to average net assets	2.72%	3.31%	1.12%	0.16%	0.16%

Portfolio turnover rate(c)	179%	126%	184%	133%	193%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the NAV at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.    31

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Absolute Return Tracker Fund

	Class R6 Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.40	$8.72	$9.78	$10.02	$9.72

Net investment income(a)	0.28	0.33	0.11	0.05	0.03

Net realized and unrealized gain (loss)	0.38	0.61	(0.71)	0.58	0.33

Total from investment operations	0.66	0.94	(0.60)	0.63	0.36

Distributions to shareholders from net investment income	(0.11)	(0.26)	(0.35)	—	(0.01)

Distributions to shareholders from net realized gains	—	—	(0.11)	(0.87)	(0.05)

Total distributions	(0.11)	(0.26)	(0.46)	(0.87)	(0.06)

Net asset value, end of year	$9.95	$9.40	$8.72	$9.78	$10.02

Total return(b)	7.07%	10.74%	(6.17)%	6.38%	3.71%

Net assets, end of year (in 000s)	$942,520	$728,607	$169,335	$153,588	$9,353

Ratio of net expenses to average net assets	0.62%	0.60%	0.62%	0.66%	0.57%

Ratio of total expenses to average net assets	0.70%	0.71%	0.71%	0.70%	0.72%

Ratio of net investment income to average net assets	2.84%	3.54%	1.23%	0.51%	0.29%

Portfolio turnover rate(c)	179%	126%	184%	133%	193%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the NAV at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Absolute Return Tracker Fund

	Class R Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$8.66	$8.04	$9.06	$9.40	$9.18

Net investment income (loss)(a)	0.20	0.22	0.05	(0.03)	(0.03)

Net realized and unrealized gain (loss)	0.35	0.59	(0.66)	0.56	0.31

Total from investment operations	0.55	0.81	(0.61)	0.53	0.28

Distributions to shareholders from net investment income	(0.06)	(0.19)	(0.30)	—	(0.01)

Distributions to shareholders from net realized gains	—	—	(0.11)	(0.87)	(0.05)

Total distributions	(0.06)	(0.19)	(0.41)	(0.87)	(0.06)

Net asset value, end of year	$9.15	$8.66	$8.04	$9.06	$9.40

Total return(b)	6.40%	10.11%	(6.79)%	5.73%	3.06%

Net assets, end of year (in 000s)	$854	$787	$1,486	$1,536	$1,562

Ratio of net expenses to average net assets	1.24%	1.22%	1.25%	1.29%	1.21%

Ratio of total expenses to average net assets	1.32%	1.34%	1.34%	1.34%	1.36%

Ratio of net investment income (loss) to average net assets	2.26%	2.63%	0.60%	(0.33)%	(0.35)%

Portfolio turnover rate(c)	179%	126%	184%	133%	193%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the NAV at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.    33

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Absolute Return Tracker Fund

	Class P Shares

	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$9.41	$8.73	$9.79	$10.02	$9.73

Net investment income(a)	0.28	0.30	0.11	0.03	0.03

Net realized and unrealized gain (loss)	0.39	0.64	(0.71)	0.61	0.32

Total from investment operations	0.67	0.94	(0.60)	0.64	0.35

Distributions to shareholders from net investment income	(0.11)	(0.26)	(0.35)	—	(0.01)

Distributions to shareholders from net realized gains	—	—	(0.11)	(0.87)	(0.05)

Total distributions	(0.11)	(0.26)	(0.46)	(0.87)	(0.06)

Net asset value, end of year	$9.97	$9.41	$8.73	$9.79	$10.02

Total return(b)	7.17%	10.72%	(6.16)%	6.48%	3.61%

Net assets, end of year (in 000s)	$221,231	$220,082	$222,431	$245,233	$211,794

Ratio of net expenses to average net assets	0.62%	0.60%	0.62%	0.66%	0.57%

Ratio of total expenses to average net assets	0.70%	0.71%	0.71%	0.71%	0.72%

Ratio of net investment income to average net assets	2.83%	3.28%	1.23%	0.33%	0.29%

Portfolio turnover rate(c)	179%	126%	184%	133%	193%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the NAV at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Commodity Strategy Fund

	Class A Shares

	Year Ended December 31,

	2024		2023		2022		2021	2020

Per Share Data

Net asset value, beginning of year	$8.06		$9.30		$8.90		$7.79	$10.17

Net investment income (loss)(a)	0.35		0.34		0.05		(0.09)	(0.03)

Net realized and unrealized gain (loss)	0.09		(1.27)		1.32		2.67	(2.33)

Total from investment operations	0.44		(0.93)		1.37		2.58	(2.36)

Distributions to shareholders from net investment income	(0.31)		(0.31)		(0.97)		(1.47)	(0.02)

Net asset value, end of year	$8.19		$8.06		$9.30		$8.90	$7.79

Total return(b)	5.50%		(9.95)%		15.36%		33.03%	(23.16)%

Net assets, end of year (in 000s)	$19,298		$22,253		$35,334		$40,183	$15,324

Ratio of net expenses to average net assets	0.94%		0.94%		0.92%		0.92%	0.80%

Ratio of total expenses to average net assets	1.04%		1.01%		0.95%		1.08%	1.28%

Ratio of net investment income (loss) to average net assets	4.24%		4.00%		0.50%		(0.90)%	(0.39)%

Portfolio turnover rate(c)	—	%(d)	—	%(d)	—	%(d)	83%	70%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the NAV at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022, respectively.

The accompanying notes are an integral part of these financial statements.    35

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Commodity Strategy Fund

	Class C Shares

	Year Ended December 31,

	2024		2023		2022		2021	2020

Per Share Data

Net asset value, beginning of year	$7.37		$8.52		$8.25		$7.32	$9.61

Net investment income (loss)(a)	0.26		0.26		(0.01)		(0.15)	(0.08)

Net realized and unrealized gain (loss)	0.08		(1.16)		1.21		2.50	(2.21)

Total from investment operations	0.34		(0.90)		1.20		2.35	(2.29)

Distributions to shareholders from net investment income	(0.25)		(0.25)		(0.93)		(1.42)	—

Net asset value, end of year	$7.46		$7.37		$8.52		$8.25	$7.32

Total return(b)	4.68%		(10.58)%		14.51%		32.04%	(23.77)%

Net assets, end of year (in 000s)	$2,812		$3,496		$6,197		$3,125	$1,340

Ratio of net expenses to average net assets	1.69%		1.69%		1.67%		1.67%	1.55%

Ratio of total expenses to average net assets	1.78%		1.76%		1.70%		1.83%	2.03%

Ratio of net investment income (loss) to average net assets	3.50%		3.25%		(0.05)%		(1.65)%	(1.12)%

Portfolio turnover rate(c)	—	%(d)	—	%(d)	—	%(d)	83%	70%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the NAV at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022, respectively.

36     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Commodity Strategy Fund

	Institutional Shares

	Year Ended December 31,

	2024		2023		2022		2021	2020

Per Share Data

Net asset value, beginning of year	$8.20		$9.46		$9.04		$7.88	$10.28

Net investment income (loss)(a)	0.38		0.38		0.11		(0.06)	(0.01)

Net realized and unrealized gain (loss)	0.10		(1.30)		1.32		2.71	(2.36)

Total from investment operations	0.48		(0.92)		1.43		2.65	(2.37)

Distributions to shareholders from net investment income	(0.34)		(0.34)		(1.01)		(1.49)	(0.03)

Net asset value, end of year	$8.34		$8.20		$9.46		$9.04	$7.88

Total return(b)	5.88%		(9.65)%		15.75%		33.52%	(22.96)%

Net assets, end of year (in 000s)	$116,126		$253,289		$339,164		$206,782	$127,172

Ratio of net expenses to average net assets	0.61%		0.61%		0.59%		0.59%	0.47%

Ratio of total expenses to average net assets	0.70%		0.68%		0.62%		0.75%	0.96%

Ratio of net investment income (loss) to average net assets	4.60%		4.36%		1.04%		(0.57)%	(0.10)%

Portfolio turnover rate(c)	—	%(d)	—	%(d)	—	%(d)	83%	70%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the NAV at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022, respectively.

The accompanying notes are an integral part of these financial statements.    37

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Commodity Strategy Fund

	Investor Shares

	Year Ended December 31,

	2024		2023		2022		2021	2020

Per Share Data

Net asset value, beginning of year	$8.21		$9.47		$9.04		$7.89	$10.29

Net investment income (loss)(a)	0.38		0.36		0.11		(0.07)	(0.01)

Net realized and unrealized gain (loss)	0.09		(1.29)		1.32		2.71	(2.37)

Total from investment operations	0.47		(0.93)		1.43		2.64	(2.38)

Distributions to shareholders from net investment income	(0.33)		(0.33)		(1.00)		(1.49)	(0.02)

Net asset value, end of year	$8.35		$8.21		$9.47		$9.04	$7.89

Total return(b)	5.76%		(9.78)%		15.79%		33.33%	(22.99)%

Net assets, end of year (in 000s)	$9,042		$22,575		$115,918		$33,337	$3,115

Ratio of net expenses to average net assets	0.69%		0.69%		0.67%		0.67%	0.55%

Ratio of total expenses to average net assets	0.78%		0.75%		0.70%		0.81%	1.02%

Ratio of net investment income (loss) to average net assets	4.53%		4.14%		1.01%		(0.66)%	(0.09)%

Portfolio turnover rate(c)	—	%(d)	—	%(d)	—	%(d)	83%	70%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the NAV at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022, respectively.

38     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Commodity Strategy Fund

	Class R6 Shares

	Year Ended December 31,

	2024		2023		2022		2021	2020

Per Share Data

Net asset value, beginning of year	$8.22		$9.49		$9.06		$7.90	$10.30

Net investment income (loss)(a)	0.39		0.38		0.12		(0.05)	(0.01)

Net realized and unrealized gain (loss)	0.09		(1.30)		1.32		2.70	(2.36)

Total from investment operations	0.48		(0.92)		1.44		2.65	(2.37)

Distributions to shareholders from net investment income	(0.34)		(0.35)		(1.01)		(1.49)	(0.03)

Net asset value, end of year	$8.36		$8.22		$9.49		$9.06	$7.90

Total return(b)	5.87%		(9.71)%		15.84%		33.44%	(22.92)%

Net assets, end of year (in 000s)	$93,669		$117,106		$155,511		$94,836	$83,227

Ratio of net expenses to average net assets	0.60%		0.60%		0.58%		0.58%	0.46%

Ratio of total expenses to average net assets	0.69%		0.67%		0.61%		0.75%	0.96%

Ratio of net investment income (loss) to average net assets	4.59%		4.36%		1.14%		(0.55)%	(0.09)%

Portfolio turnover rate(c)	—	%(d)	—	%(d)	—	%(d)	83%	70%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the NAV at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022, respectively.

The accompanying notes are an integral part of these financial statements.    39

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Commodity Strategy Fund

	Class R Shares

	Year Ended December 31,

	2024		2023		2022		2021	2020

Per Share Data

Net asset value, beginning of year	$7.85		$9.07		$8.71		$7.64	$9.99

Net investment income (loss)(a)	0.32		0.31		0.04		(0.11)	(0.05)

Net realized and unrealized gain (loss)	0.09		(1.24)		1.27		2.62	(2.29)

Total from investment operations	0.41		(0.93)		1.31		2.51	(2.34)

Distributions to shareholders from net investment income	(0.29)		(0.29)		(0.95)		(1.44)	(0.01)

Net asset value, end of year	$7.97		$7.85		$9.07		$8.71	$7.64

Total return(b)	5.26%		(10.19)%		15.07%		32.73%	(23.36)%

Net assets, end of year (in 000s)	$1,994		$2,630		$4,208		$3,271	$1,903

Ratio of net expenses to average net assets	1.19%		1.19%		1.17%		1.17%	1.05%

Ratio of total expenses to average net assets	1.28%		1.26%		1.20%		1.33%	1.54%

Ratio of net investment income (loss) to average net assets	4.00%		3.77%		0.33%		(1.15)%	(0.68)%

Portfolio turnover rate(c)	—	%(d)	—	%(d)	—	%(d)	83%	70%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the NAV at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022, respectively.

40     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Commodity Strategy Fund

	Class P Shares

	Year Ended December 31,

	2024		2023		2022		2021	2020

Per Share Data

Net asset value, beginning of year	$8.22		$9.49		$9.06		$7.90	$10.29

Net investment income (loss)(a)	0.39		0.38		0.12		(0.06)	—(b)

Net realized and unrealized gain (loss)	0.09		(1.30)		1.32		2.71	(2.36)

Total from investment operations	0.48		(0.92)		1.44		2.65	(2.36)

Distributions to shareholders from net investment income	(0.34)		(0.35)		(1.01)		(1.49)	(0.03)

Net asset value, end of year	$8.36		$8.22		$9.49		$9.06	$7.90

Total return(c)	5.88%		(9.72)%		15.84%		33.46%	(22.84)%

Net assets, end of year (in 000s)	$90,155		$163,164		$299,911		$139,858	$684

Ratio of net expenses to average net assets	0.60%		0.60%		0.58%		0.58%	0.45%

Ratio of total expenses to average net assets	0.69%		0.67%		0.61%		0.72%	0.94%

Ratio of net investment income (loss) to average net assets	4.60%		4.34%		1.04%		(0.57)%	(0.04)%

Portfolio turnover rate(d)	—	%(e)	—	%(e)	—	%(e)	83%	70%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Amount is less than $0.005 per share.

(c)   Assumes investment at the NAV at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)   There were no long-term transactions for the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022, respectively.

The accompanying notes are an integral part of these financial statements.    41

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements

December 31, 2024

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Goldman Sachs Absolute Return Tracker Fund	A, C, Institutional, Investor, R6, R and P	Diversified

Goldman Sachs Commodity Strategy Fund	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares of the Absolute Return Tracker Fund are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. Core Commodity Management, LLC (“Core Commodity” or the “Sub-Adviser”) serves as a sub-adviser to the Commodity Strategy Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Commodity Strategy Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Basis of Consolidation for Absolute Return Tracker Fund and Commodity Strategy Fund — Cayman Commodity-ART, LLC., and Cayman Commodity-CSF, LTD., (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, are currently wholly-owned subsidiaries of the Absolute Return Tracker and Commodity Strategy Funds, respectively. The Subsidiaries act as investment vehicles for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Funds are the sole shareholders of the Subsidiaries, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

  As of December 31, 2024, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets

Goldman Sachs Absolute Return Tracker Fund	$4,477,622,316	$125,317,461	2.8%

Goldman Sachs Commodity Strategy Fund	333,095,274	76,765,191	23.0

B. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is

GOLDMAN SACHS ALTERNATIVE FUNDS II

2. SIGNIFICANT ACCOUNTING POLICIES ( continued)

recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Consolidated Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

D. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Absolute Return Tracker Fund	Annually	Annually

Commodity Strategy Fund	Semi-Annually	Annually

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Funds are required to increase their taxable income by their share of their Subsidiaries’ income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods. Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or

GOLDMAN SACHS ALTERNATIVE FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Consolidated Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are generally made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices, or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

GOLDMAN SACHS ALTERNATIVE FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2024:

ABSOLUTE RETURN TRACKER FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$413,751	$57,282,890	$—

Europe	74,421,706	260,651,170	—

North America	1,567,509,952	86,799	—
Fixed Income

U.S. Treasury Obligations	198,627,716	—	—

Securities Lending Reinvestment Vehicle	23,455,375	—	—

Preferred Stocks	—	3,448,249	—

Exchange Traded Funds	1,593,050,594	—	—

Investment Company	486,231,739	—	—

Total	$3,943,710,833	$321,469,108	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(b)	$—	$20,107,852	$—

Futures Contracts(b)	32,778,263	—	—

Credit Default Swap Contracts(b)	—	1,609,650	—

Total Return Swap Contracts(b)	—	29,099,478	—

Purchased Option Contracts	652,830	—	—

Total	$33,431,093	$50,816,980	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(6,298,052)	$—

Futures Contracts(b)	(27,688,833)	—	—

Credit Default Swap Contracts(b)	—	(457,172)	—

Total Return Swap Contracts(b)	—	(13,448,263)	—

Written Option Contracts	(856,053)	—	—

Total	$(28,544,886)	$(20,203,487)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

COMMODITY STRATEGY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$11,079,291	$—	$—

Short-term Investments	344,508,467	—	—

Total	$355,587,758	$—	$—

Derivative Type

Assets(a)

Futures Contracts	$3,806,517	$—	$—

Total Return Swap Contracts	—	59	—

Total	$3,806,517	$59	$—

Liabilities(a)

Futures Contracts	$(4,833,350)	$—	$—

Total Return Swap Contracts	—	(4,504)	—

Total	$(4,833,350)	$(4,504)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2024. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Absolute Return Tracker Fund

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities

Commodity	Variation margin on futures contracts	$11,956,126	(a)	Variation margin on futures contracts	$(14,517,375	)(a)

Credit	Variation margin on swap contracts	1,609,650	(a)	Variation margin on swap contracts	(457,172	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	20,107,852		Payable for unrealized loss on forward foreign currency exchange contracts	(6,298,052)

Equity	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts; Purchased options, at value	49,257,193	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures contracts; Written options, at value	(25,261,891	)(a)(b)

Interest rate	Variation margin on futures contracts	1,317,252	(a)	Variation margin on futures contracts	(2,213,883	)(a)

Total		$84,248,073			$(48,748,373)

GOLDMAN SACHS ALTERNATIVE FUNDS II

4 . INVESTMENTS IN DERIVATIVES (continued)

Commodity Strategy Fund

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities

Commodity	Variation margin on futures contracts	$3,806,517	(a)	Variation margin on futures contracts	$(4,833,350	)(a)

Equity	Receivable for unrealized gain on swap contracts	59	(a)	Payable for unrealized loss on swap contracts	(4,504	)(a)(b)

Total		$3,806,576			$(4,837,854)

(a)

Includes unrealized gain (loss) on futures and centrally cleared swaps described in the Additional Investment Information sections of the the Consolidated Schedule of Investments. Only the variation margin as of December 31, 2024, is reported within the Consolidated Statement of Assets and Liabilities.

(b)

Aggregate of amounts include $13,448,263 for Absolute Return Tracker Fund and $4,504 for the Commodity Strategy Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statements of Operations:

Absolute Return Tracker Fund

Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Commodity	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts	$ (5,363,119)	$(2,338,818)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	33,535,763	(4,945,065)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(4,173,950)	14,707,872

Equity	Net realized gain (loss) from futures contracts, swap contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options and written options	(57,633,708)	17,568,180

Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(40,667,695)	(6,095,168)

Total		$(74,302,709)	$18,897,001

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2024

4 . INVESTMENTS IN DERIVATIVES (continued)

Commodity Strategy Fund

Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Commodity	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts	$(20,414,513)	$(6,518,741)

Equity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	30,064,746	(3,179)

Total		$ 9,650,233	$(6,521,920)

For the fiscal year ended December 31, 2024, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options

Absolute Return Tracker Fund	22,713	$482,190,286	$1,338,636,499	550,200	29,832

Commodity Strategy Fund	5,381	—	359,987,792	—	—

(a)

Amounts disclosed represent the average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of the volume for this derivative type, for the months that each Fund held such derivatives during the fiscal year ended December 31, 2024.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS ALTERNATIVE FUNDS II

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2024:

Absolute Return Tracker Fund

	Derivative Assets(1)			Derivative Liabilities(1)
		Forward			Forward		Net Derivative	Collateral
		Currency			Currency		Asset	(Received)	Net
Counterparty	Swaps	Contracts	Total	Swaps	Contracts	Total	(Liabilities)	Pledged(1)	Amount(2)

Bank of America Securities LLC	$—	$—	$—	$(1,005,135)	$—	$(1,005,135)	$(1,005,135)	$780,000	$(225,135)

Citibank NA	8,273,047	—	8,273,047	(6,103,307)	—	(6,103,307)	2,169,740	(2,169,740)	—

JPMorgan Securities, Inc.	20,826,431	20,107,852	40,934,283	(6,339,821)	(6,298,052)	(12,637,873)	28,296,410	—	28,296,410

Total	$29,099,478	$20,107,852	$49,207,330	$(13,448,263)	$(6,298,052)	$(19,746,315)	$29,461,015	$(1,389,740)	$28,071,275

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5 . AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2024, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^(a)

Absolute Return Tracker Fund	0.70%	0.63%	0.60%	0.59%	0.53%	0.63%	0.57%

Commodity Strategy Fund	0.50	0.50	0.45	0.43	0.42	0.50	0.41

^

Effective Net Management Rate includes of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement (as defined below) after waivers.

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiaries’ management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by each Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2024, GSAM waived $547,037 and $382,567 of each Fund’s management fee for the Absolute Return Tracker and Commodity Strategy Funds, respectively.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2024

5 . AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended December 31, 2024, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived

Absolute Return Tracker Fund	$3,010,177

Commodity Strategy Fund	409,534

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A, Class C and Class R Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A, Class C or Class R Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2024, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge

Fund	Class A	Class C

Absolute Return Tracker Fund	$5,438	$ —

Commodity Strategy Fund	2,693	305

D. Service Plan — The Trust, on behalf of each Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Absolute Return Tracker Fund; 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Commodity Strategy Fund; 0.03% of the average daily net assets of Class R6 and P Shares; and 0.04% of the average daily net assets of Institutional Shares.

GOLDMAN SACHS ALTERNATIVE FUNDS II

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker and Commodity Strategy Funds are 0.014% and 0.074%, respectively. These Other Expense limitations will remain in place through at least April 29, 2025, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker and Commodity Strategy Funds.

For the fiscal year ended December 31, 2024, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Absolute Return Tracker Fund	$3,010,177	$3,287	$1,010,086	$4,023,550

Commodity Strategy Fund	409,534	266	359,872	769,672

G. Line of Credit Facility — As of December 31, 2024, the Funds participated in a $1,150,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2024, the Funds did not have any borrowings under the facility. Prior to April 16, 2024, the facility was $1,110,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended December 31, 2024, Goldman Sachs earned $391,666 and $0 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker and Commodity Strategy Funds, respectively.

The table below shows the transactions in and earnings from investments in the Underlying Fund for the fiscal year ended December 31, 2024:

Fund	Underlying Fund	Beginning Value as of December 31, 2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of December 31, 2024	Shares as of December 31, 2024	Dividend Income

Absolute Return Tracker Fund	Goldman Sachs Access U.S. Preferred Stock & Hybrid ETF	$—	$92,546,560	$(17,205,566)	$(100,020)	$332,602	$75,573,576	1,501,600	$1,710,328

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Underlying Fund	Beginning Value as of December 31, 2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of December 31, 2024	Shares as of December 31, 2024	Dividend Income

	Goldman Sachs Financial Square Government Fund — Institutional Shares	$2,258,293,269	$2,781,410,775	$(4,553,472,305)	$—	$—	$486,231,739	486,231,739	$79,584,174

Commodity Strategy Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	62,859,778	560,062,722	(611,843,209)	—	—	11,079,291	11,079,291	1,733,583

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2024, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Absolute Return Tracker Fund	$5,882,048,265	$4,240,038,457

For the fiscal year ended December 31, 2024, there were no purchases and proceeds from sales and maturities of long-term securities for the Commodity Strategy Fund.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Absolute Return Tracker Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Absolute Return Tracker Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to

GOLDMAN SACHS ALTERNATIVE FUNDS II

7. SECURITIES LENDING (continued)

Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2024, are disclosed as “Payable upon return of securities loaned” on the Consolidated Statements of Assets and Liabilities, where applicable.

Both the Absolute Return Tracker Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2024, are reported under Investment Income on the Consolidated Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended December 31, 2024

Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2024

Absolute Return Tracker Fund	$7,822	$70,408	$—

The following table provides information about the Absolute Return Tracker Fund’s investments in the Government Money Market Fund for the fiscal year ended December 31, 2024:

Fund	Beginning Value as of December 31, 2023	Purchases at cost	Proceeds from Sales	Ending Value as of December 31, 2024	Shares as of December 31, 2024

Absolute Return Tracker Fund	$6,169,850	$1,007,305,798	$(990,020,273)	$23,455,375	23,455,375

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2024 was as follows:

	Absolute Return Tracker Fund	Commodity Strategy Fund

Distributions paid from:

Ordinary income	$50,037,555	$14,508,990

Total taxable distributions	$50,037,555	$14,508,990

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2024

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

	Absolute Return Tracker Fund	Commodity Strategy Fund

Distributions paid from:

Ordinary income	$110,002,005	$27,284,554

Total taxable distributions	$110,002,005	$27,284,554

As of December 31, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

	Absolute Return Tracker Fund	Commodity Strategy Fund

Undistributed ordinary income — net	$81,077,115	$389,833

Capital loss carryforwards(1):

Perpetual Short-Term	—	(3,114,668)

Perpetual Long-Term	—	(18,256,290)

Total capital loss carryforwards	—	(21,370,958)

Timing differences (Real Estate Investment Trusts and Straddle Loss Deferral)	$(65,680,803)	$—

Unrealized gains (loss) — net	134,720,384	(2,667,623)

Total accumulated earnings (loss) net	$150,116,696	$(23,648,748)

(1)	The Absolute Return Tracker and Commodity Strategy Funds utilized $170,363,611 and $2,536, respectively, of capital losses in the current fiscal year.

As of December 31, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker Fund	Commodity Strategy Fund

Tax Cost	$4,163,688,520	$353,703,216

Gross unrealized gain	189,914,430	126,581

Gross unrealized loss	(55,194,046)	(2,794,204)

Net unrealized gain (loss)	$134,720,384	$(2,667,623)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on regulated options contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments, swap transactions, and underlying fund investments.

The Absolute Return Tracker Fund reclassed $2,316,308 from paid in capital to distributable earnings for the year ending December 31, 2024. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of underlying fund investments.

The Commodity Strategy Fund reclassed $56,401,541 from distributable earnings to paid in capital for the year ending December 31, 2024. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of underlying fund investments.

GOLDMAN SACHS ALTERNATIVE FUNDS II

8. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, business, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments in which the Subsidiaries enter into may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the Subsidiaries’, and therefore the Funds’, share values to fluctuate.

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2024

9. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of a Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly

GOLDMAN SACHS ALTERNATIVE FUNDS II

9. OTHER RISKS (continued)

impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Subsidiary Risk — The Subsidiaries are not registered under the Investment Company Act of 1940, as amended (“Investment Company Act”) and are not subject to all the investor protections of the Investment Company Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or the Subsidiaries to operate as described in the Prospectus and the SAI and could adversely affect the Funds.

Tax Risk — The Funds seek to gain exposure to the commodity markets through investments in the Subsidiaries. The tax treatment of the Funds’ investments in the Subsidiaries could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), or otherwise affect the character, timing and/or amount of the Funds’ taxable income or any gains and distributions made by the Funds. If the IRS were to successfully assert that a Fund’s income from such investments was not “qualifying income,” the Funds may fail to qualify as regulated investment companies (“RIC”) under Subchapter M of the Code if over 10% of their gross income was derived from these investments. If the Funds failed to qualify as RICs, they would be subject to federal and state income tax on all of their taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

The Funds adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Adviser. The CODM monitors the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within the fund’s financial statements.

12. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2024

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Fiscal Year Ended December 31, 2024		For the Fiscal Year Ended December 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,903,364	$17,779,659	2,049,549	$18,051,268

Reinvestment of distributions	31,100	296,692	106,801	962,277

Shares redeemed	(2,432,292)	(22,805,394)	(2,320,420)	(20,360,649)

	(497,828)	(4,729,043)	(164,070)	(1,347,104)

Class C Shares

Shares sold	201,235	1,676,190	95,680	757,414

Reinvestment of distributions	901	7,643	8,896	71,432

Shares redeemed	(222,574)	(1,845,114)	(290,494)	(2,276,829)

	(20,438)	(161,281)	(185,918)	(1,447,983)

Institutional Shares

Shares sold	72,186,420	708,967,973	116,285,014	1,068,401,813

Reinvestment of distributions	2,004,720	19,987,067	5,519,958	51,998,005

Shares redeemed	(91,950,023)	(901,286,511)	(170,799,170)	(1,557,310,885)

	(17,758,883)	(172,331,471)	(48,994,198)	(436,911,067)

Investor Shares

Shares sold	31,022,149	299,487,491	48,997,761	449,038,182

Reinvestment of distributions	783,417	7,693,150	1,641,688	15,234,863

Shares redeemed	(18,954,413)	(183,577,234)	(16,813,582)	(152,229,647)

	12,851,153	123,603,407	33,825,867	312,043,398

Class R6 Shares

Shares sold	33,913,557	334,359,828	76,667,470	701,252,558

Reinvestment of distributions	129,705	1,290,566	152,791	1,437,768

Shares redeemed	(16,854,738)	(163,541,015)	(18,723,424)	(172,560,682)

	17,188,524	172,109,379	58,096,837	530,129,644

Class R Shares

Shares sold	26,126	238,217	26,265	221,811

Reinvestment of distributions	646	5,911	1,977	17,140

Shares redeemed	(24,460)	(217,708)	(122,017)	(1,013,977)

	2,312	26,420	(93,775)	(775,026)

Class P Shares

Shares sold	3,008,783	29,365,856	1,433,979	13,169,647

Reinvestment of distributions	251,755	2,509,999	620,327	5,843,481

Shares redeemed	(4,445,724)	(43,214,111)	(4,157,723)	(38,390,824)

	(1,185,186)	(11,338,256)	(2,103,417)	(19,377,696)

NET INCREASE	10,579,654	$107,179,155	40,381,326	$382,314,166

GOLDMAN SACHS ALTERNATIVE FUNDS II

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Commodity Strategy Fund

	For the Fiscal Year Ended December 31, 2024		For the Fiscal Year Ended December 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	424,356	$3,490,209	650,451	$5,599,609

Reinvestment of distributions	86,497	712,737	101,113	817,553

Shares redeemed	(916,104)	(7,525,135)	(1,788,262)	(15,258,547)

	(405,251)	(3,322,189)	(1,036,698)	(8,841,385)

Class C Shares

Shares sold	42,146	313,216	51,430	402,643

Reinvestment of distributions	13,194	99,238	18,011	133,093

Shares redeemed	(153,025)	(1,154,851)	(321,974)	(2,497,546)

	(97,685)	(742,397)	(252,533)	(1,961,810)

Institutional Shares

Shares sold	4,822,070	39,675,404	8,203,299	71,648,812

Reinvestment of distributions	519,695	4,358,981	1,241,693	10,207,259

Shares redeemed	(22,310,476)	(183,827,761)	(14,391,516)	(125,621,221)

	(16,968,711)	(139,793,376)	(4,946,524)	(43,765,150)

Investor Shares

Shares sold	258,155	2,141,555	2,044,992	18,287,224

Reinvestment of distributions	51,511	433,964	160,144	1,318,151

Shares redeemed	(1,976,623)	(16,522,207)	(11,697,981)	(102,352,695)

	(1,666,957)	(13,946,688)	(9,492,845)	(82,747,320)

Class R6 Shares

Shares sold	2,197,749	18,496,124	4,224,956	37,604,758

Reinvestment of distributions	306,261	2,576,326	362,084	2,985,553

Shares redeemed	(5,546,015)	(46,794,510)	(6,733,691)	(58,758,633)

	(3,042,005)	(25,722,060)	(2,146,651)	(18,168,322)

Class R Shares

Shares sold	47,333	380,442	127,407	1,063,713

Reinvestment of distributions	9,363	75,125	13,311	104,751

Shares redeemed	(141,560)	(1,133,496)	(269,602)	(2,281,917)

	(84,864)	(677,929)	(128,884)	(1,113,453)

Class P Shares

Shares sold	1,041,843	8,712,750	8,476,534	77,306,996

Reinvestment of distributions	504,028	4,242,762	1,072,567	8,841,293

Shares redeemed	(10,612,179)	(87,407,327)	(21,312,615)	(184,016,512)

	(9,066,308)	(74,451,815)	(11,763,514)	(97,868,223)

NET DECREASE	(31,331,781)	$(258,656,454)	(29,767,649)	$(254,465,663)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Absolute Return Tracker Fund and Goldman Sachs Commodity Strategy Fund

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Goldman Sachs Absolute Return Tracker Fund and Goldman Sachs Commodity Strategy Fund and each of their subsidiaries (two of the Funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2024, the related consolidated statements of operations for the year ended December 31, 2024, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2024 and each of the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2025

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

Goldman Sachs Trust – Alternative Funds II - Tax Information (Unaudited)

For the year ended December 31, 2024, 10.44% of the dividends paid from net investment company taxable income by the Goldman Sachs Absolute Return Tracker Fund qualified for the dividends received deduction available to corporations.

For the year ended December 31, 2024, 48.59% of the dividends paid from net investment company taxable income by the Goldman Sachs Absolute Return Tracker Fund qualified for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended December 31, 2024, the Goldman Sachs Absolute Return Tracker Fund and Goldman Sachs Commodity Strategy Fund designated 100.00% and 99.65%, respectively, of the dividends paid from net investment company taxable income as Section 163(j) Interest Dividends.

For the year ended December 31, 2024, 2.45% of the dividends paid from net investment company taxable income by the Goldman Sachs Absolute Return Tracker Fund qualified as section 199A dividends.

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TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary © 2025 Goldman Sachs. All rights reserved. SELSAT2AR-25

Goldman Sachs Funds Annual Financial Statements December 31, 2024 Tax-Advantaged Equity Funds IIGoldman Sachs International Equity Dividend and Premium FundGoldman Sachs U.S. Equity Dividend and Premium Fund

Goldman Sachs Tax-Advantaged Equity Funds II

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments December 31, 2024

Shares	Description	Value

Common Stocks – 94.0%

Australia – 7.6%
3,336	Ampol Ltd. (Oil, Gas & Consumable Fuels)	$58,205
66,716	ANZ Group Holdings Ltd. (Banks)	1,175,522
65,815	APA Group (Gas Utilities)	283,343
4,390	ASX Ltd. (Capital Markets)	176,536
34,810	Aurizon Holdings Ltd. (Ground Transportation)	69,900
52,372	BHP Group Ltd. (Metals & Mining)	1,277,602
36,463	Coles Group Ltd. (Consumer Staples Distribution & Retail)	425,652
5,498	Commonwealth Bank of Australia (Banks)	520,227
24	CSL Ltd. (Biotechnology)	4,187
88,181	Fortescue Ltd. (Metals & Mining)	992,968
11,819	Goodman Group (Industrial REITs)	259,805
177,915	Medibank Pvt Ltd. (Insurance)	417,014
95,333	National Australia Bank Ltd. (Banks)	2,184,301
80,305	Origin Energy Ltd. (Electric Utilities)	540,940
416	Rio Tinto Ltd. (Metals & Mining)	30,165
8,669	Sonic Healthcare Ltd. (Health Care Providers & Services)	144,589
87,626	Transurban Group (Transportation Infrastructure)	724,230
12,492	Wesfarmers Ltd. (Broadline Retail)	551,866
33,742	Westpac Banking Corp. (Banks)	673,523
60,542	Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	937,489

		11,448,064

Austria – 0.2%
7,260	OMV AG (Oil, Gas & Consumable Fuels)	281,555

Belgium – 0.6%
13,960	Ageas SA (Insurance)	678,737
10,234	Warehouses De Pauw CVA (Industrial REITs)	201,182

		879,919

China(a) – 0.1%
90,400	ESR Group Ltd. (Real Estate Management & Development)	138,976

Denmark – 2.1%
4,380	Coloplast AS Class B (Health Care Equipment & Supplies)	479,882
1	Danske Bank AS (Banks)	28
29,710	Novo Nordisk AS Class B (Pharmaceuticals)	2,563,433
2,108	Tryg AS (Insurance)	44,467
9,993	Vestas Wind Systems AS* (Electrical Equipment)	137,073

		3,224,883

Shares	Description	Value

Common Stocks (continued)

Finland – 2.0%
20,276	Kesko OYJ Class B (Consumer Staples Distribution & Retail)	$382,554
16,878	Kone OYJ Class B (Machinery)	822,804
28,499	Metso OYJ (Machinery)	265,313
647	Neste OYJ (Oil, Gas & Consumable Fuels)	8,188
106,332	Nordea Bank Abp (Banks)	1,158,288
8,662	Orion OYJ Class B (Pharmaceuticals)	383,845
3	Stora Enso OYJ Class R (Paper & Forest Products)	30

		3,021,022

France – 11.4%
3,522	Airbus SE (Aerospace & Defense)	563,981
14,223	Amundi SA(a) (Capital Markets)	946,550
36,191	AXA SA (Insurance)	1,288,024
29,137	BNP Paribas SA (Banks)	1,788,917
21,873	Bouygues SA (Construction & Engineering)	647,672
1	Canal & France SA* (Media)	2
1,425	Capgemini SE (IT Services)	232,742
113,231	Credit Agricole SA (Banks)	1,558,004
12,806	Danone SA (Food Products)	865,426
9,273	Dassault Systemes SE (Software)	320,882
1	Edenred SE (Financial Services)	33
108,433	Engie SA (Multi-Utilities)	1,719,682
18,051	Getlink SE (Transportation Infrastructure)	287,836
120	Hermes International SCA (Textiles, Apparel & Luxury Goods)	287,924
974	Kering SA (Textiles, Apparel & Luxury Goods)	240,573
1,005	La Francaise des Jeux SACA(a) (Hotels, Restaurants & Leisure)	38,703
1,669	L’Oreal SA (Personal Products)	590,831
1	Louis Hachette Group* (Media)	2
3,497	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	2,300,301
4,048	Orange SA (Diversified Telecommunication Services)	40,390
10,383	Orange SA ADR (Diversified Telecommunication Services)	102,169
3,671	Pernod Ricard SA (Beverages)	414,775
2,275	Rexel SA (Trading Companies & Distributors)	57,943
10,227	Sanofi SA (Pharmaceuticals)	994,174
548	Sartorius Stedim Biotech (Life Sciences Tools & Services)	106,986
1,743	Schneider Electric SE (Electrical Equipment)	433,930
1,904	TotalEnergies SE (Oil, Gas & Consumable Fuels)	106,081
5,873	TotalEnergies SE ADR (Oil, Gas & Consumable Fuels)	320,078

The accompanying notes are an integral part of these financial statements.	1

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued) December 31, 2024

Shares	Description	Value

Common Stocks (continued)

France (continued)
8,158	Vinci SA (Construction & Engineering)	$839,919
1	Vivendi SE (Entertainment)	3

		17,094,533

Germany – 6.3%
1,665	Allianz SE (Insurance)	511,759
31,388	BASF SE (Chemicals)	1,376,397
4,412	Bechtle AG (IT Services)	141,503
1,243	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	58,193
12,730	Daimler Truck Holding AG (Machinery)	487,585
22,464	Deutsche Post AG (Air Freight & Logistics)	793,032
26,780	Mercedes-Benz Group AG (Automobiles)	1,493,031
1,425	Nemetschek SE (Software)	138,427
550	Rheinmetall AG (Aerospace & Defense)	351,399
9,771	SAP SE (Software)	2,403,413
7,615	Siemens AG (Industrial Conglomerates)	1,484,884
4,920	Siemens Healthineers AG(a) (Health Care Equipment & Supplies)	259,810

		9,499,433

Hong Kong – 1.5%
74,600	AIA Group Ltd. (Insurance)	535,841
54,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	227,320
28,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	22,323
45,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)	55,576
98	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	78
12,096	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	452,738
300	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	12,280
73,368	MTR Corp. Ltd. (Ground Transportation)	254,870
27,245	Sino Land Co. Ltd. (Real Estate Management & Development)	27,491
31,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	294,975
400	Swire Properties Ltd. (Real Estate Management & Development)	811
24,500	Techtronic Industries Co. Ltd. (Machinery)	322,076

		2,206,379

Ireland(b) – 1.1%
17,298	CRH PLC (Construction Materials)	1,600,411

Shares	Description	Value

Common Stocks (continued)

Israel – 0.2%
13,593	Bank Hapoalim BM (Banks)	$164,097
96	CyberArk Software Ltd.* (Software)	31,982
6,559	ICL Group Ltd. (Chemicals)	32,394
2,910	Teva Pharmaceutical Industries Ltd. ADR* (Pharmaceuticals)	64,136
185	Wix.com Ltd.*(b) (IT Services)	39,692

		332,301

Italy – 3.1%
274	Amplifon SpA (Health Care Providers & Services)	7,060
21,729	Banco BPM SpA (Banks)	175,931
6,411	Coca-Cola HBC AG (Beverages)	219,012
47,076	Enel SpA (Electric Utilities)	335,942
43,048	Eni SpA (Oil, Gas & Consumable Fuels)	588,825
512,701	Intesa Sanpaolo SpA (Banks)	2,056,349
37,491	Mediobanca Banca di Credito Finanziario SpA (Banks)	547,517
8,467	Moncler SpA (Textiles, Apparel & Luxury Goods)	446,977
6,836	Recordati Industria Chimica e Farmaceutica SpA (Pharmaceuticals)	358,373

		4,735,986

Japan – 22.2%
10,200	Advantest Corp. (Semiconductors & Semiconductor Equipment)	579,960
12,400	AGC, Inc. (Building Products)	362,216
4,800	Asahi Group Holdings Ltd. (Beverages)	50,355
4,200	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	68,146
16,600	Asahi Kasei Corp. (Chemicals)	114,378
24,200	Astellas Pharma, Inc. (Pharmaceuticals)	234,999
22,600	Bridgestone Corp. (Automobile Components)	759,656
31,600	Canon, Inc. (Technology Hardware, Storage & Peripherals)	1,026,420
8,200	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	361,465
1,500	Dai-ichi Life Holdings, Inc. (Insurance)	39,969
16,700	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	456,966
1,000	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	111,794
69,500	Daiwa Securities Group, Inc. (Capital Markets)	458,612
17,600	Denso Corp. (Automobile Components)	242,651
1,400	Disco Corp. (Semiconductors & Semiconductor Equipment)	371,388

2	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
4,800	Eisai Co. Ltd. (Pharmaceuticals)	$130,702
23,700	FANUC Corp. (Machinery)	619,114
600	Fast Retailing Co. Ltd. (Specialty Retail)	202,405
2,600	Fuji Electric Co. Ltd. (Electrical Equipment)	139,000
1,300	Hikari Tsushin, Inc. (Industrial Conglomerates)	282,165
1,916	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	223,951
6,500	Hitachi Construction Machinery Co. Ltd. (Machinery)	144,061
12,000	Hitachi Ltd. (Industrial Conglomerates)	293,881
13,900	Honda Motor Co. Ltd. (Automobiles)	132,339
2,900	Hoya Corp. (Health Care Equipment & Supplies)	359,908
8,600	Inpex Corp. (Oil, Gas & Consumable Fuels)	108,201
25,200	Isuzu Motors Ltd. (Automobiles)	342,805
27,500	ITOCHU Corp. (Trading Companies & Distributors)	1,352,295
14,600	Japan Post Insurance Co. Ltd. (Insurance)	268,174
16,400	Japan Tobacco, Inc. (Tobacco)	420,706
6,800	JFE Holdings, Inc. (Metals & Mining)	76,569
12,400	Kajima Corp. (Construction & Engineering)	224,624
6,700	Kansai Electric Power Co., Inc. (Electric Utilities)	74,262
1,700	Kao Corp. (Personal Products)	68,785
600	Keyence Corp. (Electronic Equipment, Instruments & Components)	243,883
32,500	Kirin Holdings Co. Ltd. (Beverages)	421,984
12,500	Komatsu Ltd. (Machinery)	340,529
600	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	56,247
9,700	M3, Inc. (Health Care Technology)	84,049
48,500	Marubeni Corp. (Trading Companies & Distributors)	727,916
8,400	Mitsubishi Chemical Group Corp. (Chemicals)	42,425
30,700	Mitsubishi Corp. (Trading Companies & Distributors)	502,305
5,500	Mitsubishi Electric Corp. (Electrical Equipment)	92,872
49,600	Mitsubishi HC Capital, Inc. (Financial Services)	326,875
11,800	Mitsubishi Heavy Industries Ltd. (Machinery)	164,539
104,300	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,217,672
24,200	Mitsui & Co. Ltd. (Trading Companies & Distributors)	501,887

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
11,800	Mitsui OSK Lines Ltd. (Marine Transportation)	$410,620
37,200	MS&AD Insurance Group Holdings, Inc. (Insurance)	803,427
20,700	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	328,402
800	NIDEC Corp. (Electrical Equipment)	14,369
13,000	Nintendo Co. Ltd. (Entertainment)	757,143
1,000	Nippon Paint Holdings Co. Ltd. (Chemicals)	6,456
417	Nippon Prologis REIT, Inc. (Industrial REITs)	591,505
22,201	Nippon Steel Corp. (Metals & Mining)	446,143
5,200	Nippon Yusen KK (Marine Transportation)	173,074
3,900	Nissan Chemical Corp. (Chemicals)	121,549
9,000	Nitto Denko Corp. (Chemicals)	150,469
9,400	Nomura Research Institute Ltd. (IT Services)	275,999
18,000	Obayashi Corp. (Construction & Engineering)	237,010
3,200	Obic Co. Ltd. (IT Services)	95,227
300	Odakyu Electric Railway Co. Ltd. (Ground Transportation)	2,762
5,100	Olympus Corp. (Health Care Equipment & Supplies)	76,144
4,000	Otsuka Corp. (IT Services)	91,479
34,400	Panasonic Holdings Corp. (Household Durables)	351,589
9,800	Recruit Holdings Co. Ltd. (Professional Services)	681,178
5,100	Renesas Electronics Corp.* (Semiconductors & Semiconductor Equipment)	64,541
20,300	Resona Holdings, Inc. (Banks)	146,338
13,900	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	250,798
7,600	Sekisui Chemical Co. Ltd. (Industrial Conglomerates)	130,129
36,500	Sekisui House Ltd. (Household Durables)	870,310
4,800	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	75,253
3,600	SG Holdings Co. Ltd. (Air Freight & Logistics)	34,413
3,700	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	103,557
17,700	Shin-Etsu Chemical Co. Ltd. (Chemicals)	582,987
800	Shiseido Co. Ltd. (Personal Products)	14,147
1,364,000	SoftBank Corp. (Wireless Telecommunication Services)	1,721,829

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued) December 31, 2024

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
3,700	SoftBank Group Corp. (Wireless Telecommunication Services)	$211,439
5,100	Sompo Holdings, Inc. (Insurance)	132,142
30,500	Sony Group Corp. (Household Durables)	642,804
11,800	Sumitomo Corp. (Trading Companies & Distributors)	255,366
45,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,101,610
10,800	Sysmex Corp. (Health Care Equipment & Supplies)	198,015
4,300	T&D Holdings, Inc. (Insurance)	78,706
41,200	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,090,659
15,000	TDK Corp. (Electronic Equipment, Instruments & Components)	193,179
4,800	Tokio Marine Holdings, Inc. (Insurance)	172,263
5,300	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	796,692
300	Tokyo Gas Co. Ltd. (Gas Utilities)	8,312
6,600	TOTO Ltd. (Building Products)	158,112
105,000	Toyota Motor Corp. (Automobiles)	2,050,150
4,100	Trend Micro, Inc. (Software)	221,043
66,400	USS Co. Ltd. (Specialty Retail)	576,381
1,000	West Japan Railway Co. (Ground Transportation)	17,712
300	Yamaha Corp. (Leisure Products)	2,134
24,500	Yamaha Motor Co. Ltd. (Automobiles)	215,862
200	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	2,248
900	Yaskawa Electric Corp. (Machinery)	22,968
7,500	ZOZO, Inc. (Specialty Retail)	230,984

		33,413,733

Macau* – 0.1%
63,200	Sands China Ltd. (Hotels, Restaurants & Leisure)	168,276

Netherlands – 3.6%
1	Akzo Nobel NV (Chemicals)	60
414	Argenx SE* (Biotechnology)	255,733
600	ASM International NV (Semiconductors & Semiconductor Equipment)	346,911
3,852	ASML Holding NV (Semiconductors & Semiconductor Equipment)	2,698,073
17,546	ASR Nederland NV (Insurance)	834,521
1,017	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	139,398
1	Havas NV* (Media)	2
42	Heineken NV (Beverages)	2,993
29,165	Koninklijke Philips NV* (Health Care Equipment & Supplies)	738,787

Shares	Description	Value

Common Stocks (continued)

Netherlands (continued)
4,249	NN Group NV (Insurance)	$185,293
238	Prosus NV (Broadline Retail)	9,454
2,508	Randstad NV (Professional Services)	105,593
1,068	Universal Music Group NV (Entertainment)	27,318

		5,344,136

New Zealand – 0.8%
16,591	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	356,593
36,465	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	120,577
460,620	Spark New Zealand Ltd. (Diversified Telecommunication Services)	760,265

		1,237,435

Norway – 0.6%
4,968	Aker BP ASA (Oil, Gas & Consumable Fuels)	97,663
58	Gjensidige Forsikring ASA (Insurance)	1,024
20,044	Norsk Hydro ASA (Metals & Mining)	110,256
4,592	Salmar ASA (Food Products)	218,253
45,454	Telenor ASA (Diversified Telecommunication Services)	507,138

		934,334

Portugal – 0.1%
9,319	Jeronimo Martins SGPS SA (Consumer Staples Distribution & Retail)	178,099

Singapore – 1.3%
1,500	City Developments Ltd. (Real Estate Management & Development)	5,609
23,700	DBS Group Holdings Ltd. (Banks)	759,478
6,600	Keppel Ltd. (Industrial Conglomerates)	33,067
511	Sea Ltd. ADR* (Entertainment)	54,217
4,962	Seatrium Ltd.* (Machinery)	7,521
13,900	Singapore Exchange Ltd. (Capital Markets)	129,570
208,400	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	711,093
121,600	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	273,944

		1,974,499

Spain – 2.1%
3,623	Aena SME SA(a) (Transportation Infrastructure)	739,446
169	Amadeus IT Group SA (Hotels, Restaurants & Leisure)	11,929
92,474	Enagas SA (Gas Utilities)	1,128,749
6,904	Endesa SA (Electric Utilities)	148,465

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks (continued)

Spain (continued)
11,487	Industria de Diseno Textil SA (Specialty Retail)	$588,409
4,107	Repsol SA (Oil, Gas & Consumable Fuels)	49,974
117,375	Telefonica SA (Diversified Telecommunication Services)	478,993

		3,145,965

Sweden – 2.2%
11,084	Assa Abloy AB Class B (Building Products)	327,380
7,042	Atlas Copco AB Class A (Machinery)	107,473
40,761	Atlas Copco AB Class B (Machinery)	550,722
1,550	EQT AB (Capital Markets)	42,848
37,271	H & M Hennes & Mauritz AB Class B (Specialty Retail)	502,369
2,157	Investment AB Latour Class B (Industrial Conglomerates)	53,804
33,129	Nibe Industrier AB Class B (Building Products)	129,467
123,506	Tele2 AB Class B (Wireless Telecommunication Services)	1,219,560
139,600	Telia Co. AB (Diversified Telecommunication Services)	388,016

		3,321,639

Switzerland – 10.3%
6,863	ABB Ltd. (Electrical Equipment)	370,591
37,844	Adecco Group AG (Professional Services)	934,850
1,211	Bachem Holding AG (Life Sciences Tools & Services)	77,446
501	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	75,788
5,623	DSM-Firmenich AG (Chemicals)	568,395
713	Geberit AG (Building Products)	404,359
10,445	Holcim AG (Construction Materials)	1,005,696
1,578	Kuehne & Nagel International AG (Marine Transportation)	362,062
28,308	Nestle SA (Food Products)	2,322,478
22,119	Novartis AG (Pharmaceuticals)	2,153,445
468	Partners Group Holding AG (Capital Markets)	635,681
6,564	Roche Holding AG (Pharmaceuticals)	1,835,338
6,644	SGS SA (Professional Services)	666,509
5,513	SIG Group AG (Containers & Packaging)	109,008
1,110	Sika AG (Chemicals)	264,854
766	Sonova Holding AG (Health Care Equipment & Supplies)	250,489
1,248	Straumann Holding AG (Health Care Equipment & Supplies)	157,200
7,477	Swiss Re AG (Insurance)	1,082,928
662	VAT Group AG(a) (Machinery)	250,311

Shares	Description	Value

Common Stocks (continued)

Switzerland (continued)
3,229	Zurich Insurance Group AG (Insurance)	$1,920,498

		15,447,926

United Arab Emirates – 0.2%
7,315	Experian PLC (Professional Services)	314,398

United Kingdom – 14.3%
997	Anglo American PLC (Metals & Mining)	29,478
1,429	Ashtead Group PLC (Trading Companies & Distributors)	88,409
17,478	AstraZeneca PLC ADR (Pharmaceuticals)	1,145,159
55,060	BAE Systems PLC (Aerospace & Defense)	789,851
2,733	BP PLC ADR (Oil, Gas & Consumable Fuels)	80,787
15,806	British American Tobacco PLC (Tobacco)	570,355
4,415	Coca-Cola Europacific Partners PLC (Beverages)	339,116
13,945	Diageo PLC (Beverages)	443,142
74,513	Evraz PLC*(c) (Metals & Mining)	—
31,029	GSK PLC ADR (Pharmaceuticals)	1,049,401
195,542	HSBC Holdings PLC (Banks)	1,920,828
32,780	HSBC Holdings PLC ADR (Banks)	1,621,299
17,297	Imperial Brands PLC (Tobacco)	553,138
379,782	M&G PLC (Financial Services)	939,819
46,586	National Grid PLC (Multi-Utilities)	553,453
55,810	Persimmon PLC (Household Durables)	833,658
149,885	Phoenix Group Holdings PLC (Insurance)	955,099
3,787	Reckitt Benckiser Group PLC (Household Products)	229,230
17,073	RELX PLC (Professional Services)	773,560
1,647	Rentokil Initial PLC ADR (Commercial Services & Supplies)	41,702
32,916	Rio Tinto PLC ADR (Metals & Mining)	1,935,790
19	Rolls-Royce Holdings PLC* (Aerospace & Defense)	135
15,392	Segro PLC (Industrial REITs)	135,004
82,070	Shell PLC (Oil, Gas & Consumable Fuels)	2,559,153
44,439	SSE PLC (Electric Utilities)	890,757
9,343	St. James’s Place PLC (Capital Markets)	101,154
153,062	Taylor Wimpey PLC (Household Durables)	232,961
20,386	Unilever PLC ADR (Personal Products)	1,155,886
12,312	Unilever PLC (Personal Products)	701,342

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued) December 31, 2024

Shares	Description	Value

Common Stocks (continued)

United Kingdom (continued)
94,560	Vodafone Group PLC ADR (Wireless Telecommunication Services)	$802,814

		21,472,480

TOTAL COMMON STOCKS (Cost $118,095,843)		$141,416,382

Shares	Dividend Rate	Value

Preferred Stocks – 1.0%

Germany – 1.0%

Bayerische Motoren Werke AG (Automobiles)
16,575	8.298%	$1,241,715

Sartorius AG (Life Sciences Tools & Services)
423	0.346	94,005

Volkswagen AG (Automobiles)
1,650	10.166	152,237

TOTAL PREFERRED STOCKS (Cost $1,523,089)		$1,487,957

TOTAL INVESTMENTS – 95.0% (Cost $119,618,932)		$142,904,339

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.0%		7,449,595

NET ASSETS – 100.0%		$150,353,934

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

SECTOR ALLOCATION AS OF DECEMBER 31, 2024

Sector	% of Total Market Value
Financials	23.0%
Industrials	16.9
Health Care	11.6
Consumer Discretionary	11.2
Information Technology	8.0
Materials	7.6
Consumer Staples	7.5
Communication Services	5.2
Utilities	4.1
Energy	3.6
Real Estate	1.3
100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Euro Stoxx 50 Index	6	03/21/25	$303,359	$(6,024)
FTSE 100 Index	1	03/21/25	102,412	(1,650)
TOPIX Futures	1	03/13/25	177,095	3,290

TOTAL FUTURES CONTRACTS				$(4,384)

WRITTEN OPTIONS CONTRACTS — At December 31, 2024, the Fund had the following written options contracts:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
Euro Stoxx 50 Index	$4,975.00	03/21/2025	(655)	$ (325,862,500)	$ (592,315)	$ (638,254)	$ 45,939
Nikkei 225 Index	40,750.00	03/14/2025	(59)	(240,425,000)	(358,098)	(377,584)	19,486

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED INDEX OPTIONS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

FTSE 100 Index	$ 8,200.00	03/21/2025	(98)	$ (80,360,000)	$ (185,869)	$ (167,833)	$(18,036)

Total written option contracts			(812)	(646,647,500)	$(1,136,282)	$(1,183,671)	$ 47,389

Investment Abbreviations:

ADR	—American Depositary Receipt

PLC	—Public Limited Company

REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments December 31, 2024

Shares	Description	Value

Common Stocks – 99.0%

Aerospace & Defense – 1.8%
30,700	General Dynamics Corp.	$8,089,143
82,900	General Electric Co.	13,826,891
124,677	RTX Corp.	14,427,622
22,373	TransDigm Group, Inc.	28,352,856

		64,696,512

Air Freight & Logistics – 0.6%
174,901	United Parcel Service, Inc. Class B	22,055,016

Automobile Components* – 0.0%
6,100	QuantumScape Corp.	31,659

Automobiles* – 2.3%
203,233	Tesla, Inc.	82,073,615

Banks – 3.4%
203,200	Citigroup, Inc.	14,303,248
145,364	Columbia Banking System, Inc.	3,926,282
6,300	Cullen/Frost Bankers, Inc.	845,775
7,300	First Hawaiian, Inc.	189,435
80,500	First Horizon Corp.	1,621,270
66,000	FNB Corp.	975,480
198,906	JPMorgan Chase & Co.(a)	47,679,757
1,092,000	KeyCorp	18,716,880
87,800	PNC Financial Services Group, Inc.	16,932,230
303,900	U.S. Bancorp	14,535,537
600	Webster Financial Corp.	33,132

		119,759,026

Beverages – 1.3%
459,070	Coca-Cola Co.	28,581,698
104,448	PepsiCo, Inc.	15,882,363

		44,464,061

Biotechnology – 1.7%
160,265	AbbVie, Inc.	28,479,090
46,838	Amgen, Inc.	12,207,856
190,948	Gilead Sciences, Inc.	17,637,867
3,600	Mirati Therapeutics, Inc.*(b)	2,520
1,742	Natera, Inc.*	275,759
974	Sarepta Therapeutics, Inc.*	118,429

		58,721,521

Broadline Retail* – 4.1%
651,068	Amazon.com, Inc.	142,837,808
718	MercadoLibre, Inc.	1,220,916

		144,058,724

Building Products – 0.0%
1,800	Advanced Drainage Systems, Inc.	208,080
200	Lennox International, Inc.	121,860

		329,940

Capital Markets – 3.7%
90,300	ARES Management Corp. Class A	15,985,809
16,000	Blackrock, Inc.	16,401,760
111,300	Blackstone, Inc.	19,190,346

Shares	Description	Value

Common Stocks – (continued)

Capital Markets – (continued)
83,600	Blue Owl Capital, Inc.	$1,944,536
23,400	Carlyle Group, Inc.	1,181,466
38,500	CME Group, Inc.	8,940,855
4,700	Evercore, Inc. Class A	1,302,793
682,900	Franklin Resources, Inc.	13,856,041
296,700	Janus Henderson Group PLC	12,618,651
44,700	Jefferies Financial Group, Inc.	3,504,480
165,767	Morgan Stanley	20,840,227
4,125	Robinhood Markets, Inc. Class A*	153,698
114,400	T. Rowe Price Group, Inc.	12,937,496

		128,858,158

Chemicals – 0.9%
438,600	Dow, Inc.	17,601,018
67,001	Huntsman Corp.	1,208,028
182,600	LyondellBasell Industries NV Class A	13,561,702

		32,370,748

Commercial Services & Supplies – 0.0%
600	MSA Safety, Inc.	99,462

Communications Equipment – 0.8%
489,365	Cisco Systems, Inc.	28,970,408

Construction & Engineering – 0.0%
12,625	Everus Construction Group, Inc.*	830,094
1,200	Valmont Industries, Inc.	368,004

		1,198,098

Consumer Finance – 0.0%
5,600	OneMain Holdings, Inc.	291,928
17,600	SLM Corp.	485,408
18,700	SoFi Technologies, Inc.*	287,980

		1,065,316

Consumer Staples Distribution & Retail – 1.7%
27,170	Costco Wholesale Corp.	24,895,056
85,400	Target Corp.	11,544,372
268,489	Walmart, Inc.	24,257,981

		60,697,409

Containers & Packaging – 1.3%
1,466,600	Amcor PLC	13,800,706
362,700	International Paper Co.	19,520,514
47,900	Packaging Corp. of America	10,783,727
44,400	Sonoco Products Co.	2,168,940

		46,273,887

Diversified Consumer Services – 0.0%
19,669	ADT, Inc.	135,913
24,800	H&R Block, Inc.	1,310,432

		1,446,345

Diversified REITs – 0.0%
7,100	WP Carey, Inc.	386,808

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)

Diversified Telecommunication Services – 1.7%
1,201,323	AT&T, Inc.	$27,354,125
772,410	Verizon Communications, Inc.(a)	30,888,676

		58,242,801

Electric Utilities – 1.8%
254,500	Duke Energy Corp.	27,419,830
193,000	OGE Energy Corp.	7,961,250
327,631	Southern Co.	26,970,584

		62,351,664

Electrical Equipment – 0.8%
87,562	Eaton Corp. PLC	29,059,201

Electronic Equipment, Instruments & Components – 0.1%
69,300	Avnet, Inc.	3,625,776

Entertainment* – 0.9%
33,096	Netflix, Inc.	29,499,127
12,228	ROBLOX Corp. Class A	707,512
3,980	Roku, Inc.	295,873

		30,502,512

Financial Services – 3.5%
17,776	Affirm Holdings, Inc.*	1,082,558
28,600	Apollo Global Management, Inc.	4,723,576
80,766	Berkshire Hathaway, Inc. Class B*	36,609,612
7,247	Block, Inc.*	615,923
110,700	Corebridge Financial, Inc.	3,313,251
142,600	Equitable Holdings, Inc.	6,726,442
41,454	Mastercard, Inc. Class A	21,828,433
3,800	Shift4 Payments, Inc. Class A*	394,364
136,545	Visa, Inc. Class A	43,153,682
426,999	Western Union Co.	4,526,189

		122,974,030

Food Products – 0.2%
78,000	Flowers Foods, Inc.	1,611,480
204,700	Kraft Heinz Co.	6,286,337

		7,897,817

Gas Utilities – 0.0%
50,500	MDU Resources Group, Inc.	910,010

Ground Transportation – 0.4%
100	Avis Budget Group, Inc.*	8,061
16,500	Ryder System, Inc.	2,588,190
53,012	Union Pacific Corp.	12,088,857

		14,685,108

Health Care Equipment & Supplies – 2.2%
168,592	Abbott Laboratories	19,069,441
32,602	Intuitive Surgical, Inc.*	17,016,940
323,253	Medtronic PLC	25,821,449
3,741	Penumbra, Inc.*	888,413
43,654	Stryker Corp.	15,717,623

		78,513,866

Shares	Description	Value

Common Stocks – (continued)

Health Care Providers & Services – 1.5%
29,636	Cigna Group	$8,183,685
156,445	CVS Health Corp.	7,022,816
10,700	Elevance Health, Inc.	3,947,230
67,307	UnitedHealth Group, Inc.	34,047,919

		53,201,650

Health Care REITs – 0.5%
6,800	Healthcare Realty Trust, Inc.	115,260
5	Omega Healthcare Investors, Inc.	189
134,100	Welltower, Inc.	16,900,623

		17,016,072

Hotels, Restaurants & Leisure – 2.3%
32,254	Aramark	1,203,397
4,200	Booking Holdings, Inc.	20,867,364
72,000	Darden Restaurants, Inc.	13,441,680
1,400	DoorDash, Inc. Class A*	234,850
18,300	DraftKings, Inc. Class A*	680,760
20,919	Hyatt Hotels Corp. Class A	3,283,865
700	Marriott Vacations Worldwide Corp.	62,860
81,400	McDonald’s Corp.	23,597,046
171,833	Starbucks Corp.	15,679,761
8,000	Travel & Leisure Co.	403,600
5,400	Vail Resorts, Inc.	1,012,230

		80,467,413

Household Durables – 0.0%
12,600	Tempur Sealy International, Inc.	714,294
200	TopBuild Corp.*	62,268

		776,562

Household Products – 1.5%
133,795	Kimberly-Clark Corp.	17,532,497
217,060	Procter & Gamble Co.	36,390,109
26,100	Reynolds Consumer Products, Inc.	704,439

		54,627,045

Industrial Conglomerates – 0.5%
85,000	Honeywell International, Inc.	19,200,650

Industrial REITs – 0.6%
9,200	First Industrial Realty Trust, Inc.	461,196
153,567	Prologis, Inc.	16,232,032
82,000	Rexford Industrial Realty, Inc.	3,170,120

		19,863,348

Insurance – 2.0%
70,900	Allstate Corp.	13,668,811
10,300	American Financial Group, Inc.	1,410,379
8,800	Axis Capital Holdings Ltd.	779,856
32,300	CNA Financial Corp.	1,562,351
131,858	Fidelity National Financial, Inc.	7,402,508
42,600	First American Financial Corp.	2,659,944
3,300	Hanover Insurance Group, Inc.	510,378
432,433	Old Republic International Corp.	15,649,750

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued) December 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Insurance – (continued)
220,326	Prudential Financial, Inc.	$26,115,241
13,400	Unum Group	978,602

		70,737,820

Interactive Media & Services – 7.0%
161,318	Alphabet, Inc. Class C	30,721,400
635,953	Alphabet, Inc. Class A	120,385,903
165,962	Meta Platforms, Inc. Class A	97,172,410

		248,279,713

IT Services – 1.5%
57,439	Accenture PLC Class A	20,206,466
13,500	Amdocs Ltd.	1,149,390
13,900	Cloudflare, Inc. Class A*	1,496,752
140,578	International Business Machines Corp.	30,903,262
2	Kyndryl Holdings, Inc.*	69
757	MongoDB, Inc.*	176,237
1	Okta, Inc.*	79

		53,932,255

Leisure Products – 0.0%
9,300	Brunswick Corp.	601,524

Life Sciences Tools & Services – 0.5%
15	10X Genomics, Inc. Class A*	215
4	Azenta, Inc.*	200
8,900	Bruker Corp.	521,718
53,203	Danaher Corp.	12,212,749
21,400	Repligen Corp.*	3,080,316

		15,815,198

Machinery – 1.2%
59,305	Caterpillar, Inc.	21,513,482
7,000	Flowserve Corp.	402,640
76,568	Illinois Tool Works, Inc.	19,414,582
1,600	Lincoln Electric Holdings, Inc.	299,952

		41,630,656

Media – 0.6%
409,500	Interpublic Group of Cos., Inc.	11,474,190
125,300	Omnicom Group, Inc.	10,780,812
3,500	Trade Desk, Inc. Class A*	411,355

		22,666,357

Metals & Mining – 0.2%
59,079	Southern Copper Corp.	5,383,869

Multi-Utilities – 0.6%
390,283	Dominion Energy, Inc.	21,020,642

Office REITs* – 0.0%
2	NET Lease Office Properties	62

Oil, Gas & Consumable Fuels – 3.7%
190,228	Chevron Corp.	27,552,624
77,700	Diamondback Energy, Inc.	12,729,591
5,200	DT Midstream, Inc.	517,036

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – (continued)
326,383	Exxon Mobil Corp.	$35,109,019
893,900	Kinder Morgan, Inc.	24,492,860
150,000	ONEOK, Inc.	15,060,000
269,800	Williams Cos., Inc.	14,601,576

		130,062,706

Paper & Forest Products – 0.0%
7	Sylvamo Corp.	553

Personal Products – 0.4%
682,477	Kenvue, Inc.	14,570,884

Pharmaceuticals – 4.3%
573,366	Bristol-Myers Squibb Co.	32,429,581
56,933	Eli Lilly & Co.	43,952,276
190,195	Johnson & Johnson	27,506,001
183,799	Merck & Co., Inc.	18,284,324
1,053,802	Pfizer, Inc.	27,957,367

		150,129,549

Professional Services – 1.3%
59,091	Automatic Data Processing, Inc.	17,297,709
20,933	Booz Allen Hamilton Holding Corp.	2,694,077
31,800	ManpowerGroup, Inc.	1,835,496
167,200	Paychex, Inc.	23,444,784

		45,272,066

Residential REITs – 0.2%
179,290	American Homes 4 Rent Class A	6,709,032
1,193	Sun Communities, Inc.	146,703

		6,855,735

Retail REITs – 0.2%
14,300	Brixmor Property Group, Inc.	398,112
8,300	NNN REIT, Inc.	339,055
96,274	Realty Income Corp.	5,141,994

		5,879,161

Semiconductors & Semiconductor Equipment – 12.3%
108,193	Advanced Micro Devices, Inc.*	13,068,632
70,600	Analog Devices, Inc.	14,999,676
100,900	Applied Materials, Inc.	16,409,367
334,507	Broadcom, Inc.	77,552,103
200,392	Lam Research Corp.	14,474,314
1,759	Marvell Technology, Inc.	194,282
1,828,700	NVIDIA Corp.(a)	245,576,123
130,103	QUALCOMM, Inc.	19,986,423
176,208	Texas Instruments, Inc.	33,040,762

		435,301,682

Software – 9.8%
27,573	Adobe, Inc.*	12,261,162
400	AppLovin Corp. Class A*	129,532
9,800	Atlassian Corp. Class A*	2,385,124
8,400	Bill Holdings, Inc.*	711,564
18,633	Confluent, Inc. Class A*	520,979

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)

Software – (continued)
21,900	Datadog, Inc. Class A*	$3,129,291
6,000	Elastic NV*	594,480
3,100	Five9, Inc.*	125,984
7,600	HubSpot, Inc.*	5,295,452
29,220	Intuit, Inc.	18,364,770
541,976	Microsoft Corp.(a)	228,442,884
3,000	nCino, Inc.*	100,740
125,758	Oracle Corp.	20,956,313
82,080	Salesforce, Inc.	27,441,806
14,136	SentinelOne, Inc. Class A*	313,819
18,462	ServiceNow, Inc.*	19,571,935
23,400	Smartsheet, Inc. Class A*	1,311,102
33,967	Unity Software, Inc.*	763,239
13,100	Zscaler, Inc.*	2,363,371

		344,783,547

Specialized REITs – 0.4%
17,100	CubeSmart	732,735
14,400	Equinix, Inc.	13,577,616
27,300	Gaming & Leisure Properties, Inc.	1,314,768
3,100	Rayonier, Inc.	80,910

		15,706,029

Specialty Retail – 2.1%
18,100	Dick’s Sporting Goods, Inc.	4,142,004
13,400	Gap, Inc.	316,642
99,276	Home Depot, Inc.	38,617,371
61,405	Lowe’s Cos., Inc.	15,154,754
9,000	Penske Automotive Group, Inc.	1,371,960
114,800	TJX Cos., Inc.	13,868,988
1,400	Wayfair, Inc. Class A*	62,048
4,400	Williams-Sonoma, Inc.	814,792

		74,348,559

Technology Hardware, Storage & Peripherals – 7.6%
1,067,397	Apple, Inc.	267,297,557

Textiles, Apparel & Luxury Goods – 0.0%
7,000	Carter’s, Inc.	379,330
2	Kontoor Brands, Inc.	171

		379,501

Shares	Description	Value

Common Stocks – (continued)

Tobacco – 0.7%
442,492	Altria Group, Inc.	$23,137,907

Trading Companies & Distributors – 0.3%
78,500	MSC Industrial Direct Co., Inc. Class A	5,863,165
10,499	Watsco, Inc.	4,975,371

		10,838,536

TOTAL COMMON STOCKS (Cost $2,260,515,668)		$3,496,104,306

Shares	Dividend Rate	Value

Investment Company(c) – 1.8%
Goldman Sachs Financial Square Government Fund — Institutional Shares
64,380,674	4.392%	$64,380,674
(Cost $64,380,674)

TOTAL INVESTMENTS – 100.8% (Cost $2,324,896,342)		$3,560,484,980

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%		(27,362,011)

NET ASSETS – 100.0%		$3,533,122,969

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	57	03/21/25	$16,916,888	$(536,156)

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued) December 31, 2024

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At December 31, 2024, the Fund had the following written options contracts:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$5,860.00	01/31/2025	(832)	$(487,552,000)	$(10,104,640)	$(11,063,936)	$ 959,296
S&P 500 Index	6,155.00	02/28/2025	(800)	(492,400,000)	(2,376,000)	(8,958,400)	6,582,400
S&P 500 Index	6,000.00	03/31/2025	(833)	(499,800,000)	(10,595,760)	(10,410,626)	(185,134)

Total written option contracts			(2,465)	(1,479,752,000)	$(23,076,400)	$(30,432,962)	$7,356,562

Investment Abbreviations:

PLC	—Public Limited Company

REIT	—Real Estate Investment Trust

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statements of Assets and Liabilities December 31, 2024

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Assets:

Investments in unaffiliated issuers, at value (cost $119,618,932 and $2,260,515,668, respectively)	$142,904,339	$3,496,104,306
Investments in affiliated issuers, at value (cost $0 and $64,380,674, respectively)	—	64,380,674
Cash	9,796	4,246,391
Foreign currencies, at value (cost $1,704,306 and $0, respectively)	1,699,498	—
Variation margin on futures contracts	762	—
Receivables:
Fund shares sold	6,081,430	2,169,757
Foreign tax reclaims	1,127,894	—
Dividends	155,431	2,685,810
Reimbursement from investment adviser	41,639	20,879
Securities lending income	82	—
Investments sold	—	10,410,626
Other assets	33,145	68,034

Total assets	152,054,016	3,580,086,477

Liabilities:

Written option contracts, at value (premium received $1,183,671 and $30,432,962, respectively)	1,136,282	23,076,400
Variation margin on futures contracts	—	65,524
Payables:
Fund shares redeemed	207,714	19,399,189
Management fees	51,439	997,769
Distribution and Service fees and Transfer Agency fees	2,174	133,209
Investments purchased	113	177,482
Due to broker	—	2,919,411
Accrued expenses	302,360	194,524

Total liabilities	1,700,082	46,963,508

Net Assets:

Paid-in capital	208,838,551	2,294,342,293
Total distributable earnings (loss)	(58,484,617)	1,238,780,676

NET ASSETS	$150,353,934	$3,533,122,969
Net Assets:
Class A	$ 1,205,270	$ 217,299,815
Class C	105,502	63,335,888
Institutional	2,831,015	1,569,561,357
Investor	1,278,552	495,901,991
Class R6	83,857,304	379,237,558
Class P	61,076,291	807,786,360
Total Net Assets	$150,353,934	$3,533,122,969
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	173,463	12,732,242
Class C	15,805	3,725,632
Institutional	417,085	92,333,009
Investor	189,015	29,146,130
Class R6	12,356,973	22,322,938
Class P	8,985,567	47,530,347
Net asset value, offering and redemption price per share:(a)
Class A	$6.95	$17.07
Class C	6.68	17.00
Institutional	6.79	17.00
Investor	6.76	17.01
Class R6	6.79	16.99
Class P	6.80	17.00

(a)

Maximum public offering price per share for Class A Shares of the International Equity Dividend and Premium and U.S. Equity Dividend and Premium Funds is $7.35 and $18.06, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statements of Operations For the Fiscal Year Ended December 31, 2024

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $410,427 and $0, respectively)	$ 6,164,543	$ 65,400,747

Securities lending income, net of rebates received or paid to borrowers	5,541	6,046

Dividends — affiliated issuers	4,088	1,672,011

Total investment income	6,174,172	67,078,804

Expenses:

Management fees	1,251,471	23,204,998

Professional fees	192,056	117,790

Custody, accounting and administrative services	98,850	182,233

Registration fees	93,502	153,192

Printing and mailing costs	52,907	70,130

Transfer Agency fees(a)	50,254	2,074,212

Trustee fees	28,177	35,483

Distribution and Service (12b-1) fees(a)	4,558	1,015,260

Service fees — Class C	313	173,698

Other	6,984	42,290

Total expenses	1,779,072	27,069,286

Less — expense reductions	(404,076)	(2,472,604)

Net expenses	1,374,996	24,596,682

NET INVESTMENT INCOME	4,799,176	42,482,122

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	3,186,072	336,440,182

Futures contracts	24,370	818,629

Written options	(1,986,940)	(139,263,885)

Foreign currency transactions	(116,720)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(8,918,672)	377,237,356

Futures contracts	(3,636)	(178,044)

Written options	(42,142)	53,089,252

Foreign currency translation	(50,650)	—

Net realized and unrealized gain (loss)	(7,908,318)	628,143,490

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,109,142)	$670,625,612

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Investor	Class R6	Class P
International Equity Dividend and Premium Fund	$ 3,618	$ 940	$ 2,171	$ 188	$ 1,592	$ 2,022	$ 24,294	$ 19,987
U.S. Equity Dividend and Premium Fund	494,168	521,092	296,501	104,219	585,865	745,212	111,526	230,889

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statements of Changes in Net Assets

	International Equity Dividend and Premium Fund		U.S. Equity Dividend and Premium Fund
	For the Fiscal Year Ended December 31, 2024	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2024	For the Fiscal Year Ended December 31, 2023

From operations:

Net investment income	$ 4,799,176	$ 5,556,121	$ 42,482,122	$ 44,273,392

Net realized gain (loss)	1,106,782	(2,859,450)	197,994,926	132,313,444

Net change in unrealized gain (loss)	(9,015,100)	19,096,351	430,148,564	385,795,317

Net increase (decrease) in net assets resulting from operations	(3,109,142)	21,793,022	670,625,612	562,382,153

Distributions to shareholders:

From distributable earnings:

Class A Shares	(38,796)	(55,946)	(13,622,078)	(10,230,466)

Class C Shares	(2,051)	(4,551)	(3,897,326)	(3,823,808)

Institutional Shares	(118,880)	(149,250)	(105,625,913)	(82,636,462)

Investor Shares	(41,646)	(62,461)	(33,396,039)	(29,462,340)

Class R6 Shares	(2,528,224)	(2,764,257)	(26,735,064)	(21,084,084)

Class P Shares	(2,052,023)	(2,477,888)	(54,682,135)	(44,762,329)

Return of capital:

Class A Shares	—	—	—	(52,807)

Class C Shares	—	—	—	(19,738)

Institutional Shares	—	—	—	(426,552)

Investor Shares	—	—	—	(152,078)

Class R6 Shares	—	—	—	(108,831)

Class P Shares	—	—	—	(231,054)

Total distributions to shareholders	(4,781,620)	(5,514,353)	(237,958,555)	(192,990,549)

From share transactions:

Proceeds from sales of shares	18,378,769	5,148,304	545,220,523	495,139,027

Reinvestment of distributions	4,732,139	5,459,522	221,102,316	178,721,417

Cost of shares redeemed	(18,103,534)	(14,095,448)	(769,374,949)	(605,486,154)

Net increase (decrease) in net assets resulting from share transactions	5,007,374	(3,487,622)	(3,052,110)	68,374,290

TOTAL INCREASE (DECREASE)	(2,883,388)	12,791,047	429,614,947	437,765,894

Net assets:

Beginning of year	153,237,322	140,446,275	3,103,508,022	2,665,742,128

End of year	$150,353,934	$153,237,322	$3,533,122,969	$3,103,508,022

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	International Equity Dividend and Premium Fund

	Class A Shares
	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.33	$6.55	$7.59	$7.16	$7.28

Net investment income(a)	0.20	0.24 (b)	0.24	0.21	0.15

Net realized and unrealized gain (loss)	(0.38)	0.77	(1.02)	0.42	(0.11)

Total from investment operations	(0.18)	1.01	(0.78)	0.63	0.04

Distributions to shareholders from net investment income	(0.20)	(0.23)	(0.23)	(0.20)	(0.16)

Distributions to shareholders from return of capital	—	—	(0.03)	—	— (c)

Total distributions	(0.20)	(0.23)	(0.26)	(0.20)	(0.16)

Net asset value, end of year	$6.95	$7.33	$6.55	$7.59	$7.16

Total return(d)	(2.53)%	15.91%	(10.29)%	8.94%	0.93%

Net assets, end of year (in 000s)	$1,205	$1,667	$1,576	$2,170	$2,050

Ratio of net expenses to average net assets	1.20%	1.21%	1.23%	1.23%	1.27%

Ratio of total expenses to average net assets	1.51%	1.43%	1.58%	1.39%	1.48%

Ratio of net investment income to average net assets	2.75%	3.45%	3.63%	2.85%	2.39%

Portfolio turnover rate(e)	12%	18%	26%	17%	34%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.09% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	International Equity Dividend and Premium Fund

	Class C Shares
	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.04	$6.30	$7.32	$6.90	$7.02

Net investment income(a)	0.14	0.19 (b)	0.18	0.14	0.10

Net realized and unrealized gain (loss)	(0.36)	0.73	(0.98)	0.42	(0.11)

Total from investment operations	(0.22)	0.92	(0.80)	0.56	(0.01)

Distributions to shareholders from net investment income	(0.14)	(0.18)	(0.20)	(0.14)	(0.11)

Distributions to shareholders from return of capital	—	—	(0.02)	—	— (c)

Total distributions	(0.14)	(0.18)	(0.22)	(0.14)	(0.11)

Net asset value, end of year	$6.68	$7.04	$6.30	$7.32	$6.90

Total return(d)	(3.24)%	14.99%	(10.99)%	8.22%	0.18%

Net assets, end of year (in 000s)	$106	$180	$206	$362	$621

Ratio of net expenses to average net assets	1.94%	1.96%	1.98%	1.98%	2.02%

Ratio of total expenses to average net assets	2.26%	2.18%	2.33%	2.16%	2.23%

Ratio of net investment income to average net assets	1.99%	2.85%	2.77%	1.91%	1.63%

Portfolio turnover rate(e)	12%	18%	26%	17%	34%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.09% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	International Equity Dividend and Premium Fund

	Institutional Shares
	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.16	$6.41	$7.43	$7.01	$7.14

Net investment income(a)	0.23	0.25 (b)	0.25	0.24	0.16

Net realized and unrealized gain (loss)	(0.38)	0.75	(1.00)	0.41	(0.10)

Total from investment operations	(0.15)	1.00	(0.75)	0.65	0.06

Distributions to shareholders from net investment income	(0.22)	(0.25)	(0.24)	(0.23)	(0.19)

Distributions to shareholders from return of capital	—	—	(0.03)	—	— (c)

Total distributions	(0.22)	(0.25)	(0.27)	(0.23)	(0.19)

Net asset value, end of year	$6.79	$7.16	$6.41	$7.43	$7.01

Total return(d)	(2.15)%	16.15%	(9.99)%	9.38%	1.18%

Net assets, end of year (in 000s)	$2,831	$4,248	$3,391	$4,417	$4,897

Ratio of net expenses to average net assets	0.90%	0.89%	0.89%	0.89%	0.92%

Ratio of total expenses to average net assets	1.15%	1.06%	1.21%	1.04%	1.10%

Ratio of net investment income to average net assets	3.20%	3.71%	3.90%	3.19%	2.51%

Portfolio turnover rate(e)	12%	18%	26%	17%	34%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.09% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	International Equity Dividend and Premium Fund

	Investor Shares
	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.14	$6.39	$7.41	$7.00	$7.12

Net investment income(a)	0.22	0.26 (b)	0.25	0.23	0.15

Net realized and unrealized gain (loss)	(0.38)	0.74	(1.00)	0.40	(0.09)

Total from investment operations	(0.16)	1.00	(0.75)	0.63	0.06

Distributions to shareholders from net investment income	(0.22)	(0.25)	(0.24)	(0.22)	(0.18)

Distributions to shareholders from return of capital	—	—	(0.03)	—	— (c)

Total distributions	(0.22)	(0.25)	(0.27)	(0.22)	(0.18)

Net asset value, end of year	$6.76	$7.14	$6.39	$7.41	$7.00

Total return(d)	(2.35)%	16.13%	(10.09)%	9.15%	1.20%

Net assets, end of year (in 000s)	$1,279	$1,296	$1,362	$5,313	$4,288

Ratio of net expenses to average net assets	0.95%	0.96%	0.98%	0.98%	1.03%

Ratio of total expenses to average net assets	1.27%	1.18%	1.33%	1.14%	1.23%

Ratio of net investment income to average net assets	3.06%	3.82%	3.81%	3.09%	2.39%

Portfolio turnover rate(e)	12%	18%	26%	17%	34%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.09% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	International Equity Dividend and Premium Fund

	Class R6 Shares
	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.16	$6.41	$7.43	$7.01	$7.13

Net investment income(a)	0.22	0.25 (b)	0.25	0.23	0.17

Net realized and unrealized gain (loss)	(0.37)	0.76	(1.00)	0.42	(0.10)

Total from investment operations	(0.15)	1.01	(0.75)	0.65	0.07

Distributions to shareholders from net investment income	(0.22)	(0.26)	(0.24)	(0.23)	(0.19)

Distributions to shareholders from return of capital	—	—	(0.03)	—	— (c)

Total distributions	(0.22)	(0.26)	(0.27)	(0.23)	(0.19)

Net asset value, end of year	$6.79	$7.16	$6.41	$7.43	$7.01

Total return(d)	(2.14)%	16.17%	(9.99)%	9.38%	1.34%

Net assets, end of year (in 000s)	$83,857	$76,462	$68,864	$91,208	$102,041

Ratio of net expenses to average net assets	0.89%	0.88%	0.88%	0.88%	0.90%

Ratio of total expenses to average net assets	1.15%	1.05%	1.20%	1.02%	1.10%

Ratio of net investment income to average net assets	3.11%	3.77%	3.90%	3.14%	2.70%

Portfolio turnover rate(e)	12%	18%	26%	17%	34%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.09% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	International Equity Dividend and Premium Fund

	Class P Shares
	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$7.17	$6.42	$7.44	$7.02	$7.14

Net investment income(a)	0.22	0.26 (b)	0.25	0.23	0.17

Net realized and unrealized gain (loss)	(0.37)	0.75	(1.00)	0.42	(0.10)

Total from investment operations	(0.15)	1.01	(0.75)	0.65	0.07

Distributions to shareholders from net investment income	(0.22)	(0.26)	(0.24)	(0.23)	(0.19)

Distributions to shareholders from return of capital	—	—	(0.03)	—	— (c)

Total distributions	(0.22)	(0.26)	(0.27)	(0.23)	(0.19)

Net asset value, end of year	$6.80	$7.17	$6.42	$7.44	$7.02

Total return(d)	(2.14)%	16.14%	(9.97)%	9.37%	1.33%

Net assets, end of year (in 000s)	$61,076	$69,385	$65,048	$81,611	$86,949

Ratio of net expenses to average net assets	0.89%	0.88%	0.88%	0.88%	0.90%

Ratio of total expenses to average net assets	1.14%	1.05%	1.20%	1.02%	1.10%

Ratio of net investment income to average net assets	3.11%	3.77%	3.88%	3.17%	2.67%

Portfolio turnover rate(e)	12%	18%	26%	17%	34%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.09% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS U. S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	U.S. Equity Dividend and Premium Fund

	Class A Shares
	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$14.94	$13.12	$16.43	$14.20	$13.38

Net investment income(a)	0.16	0.18	0.17	0.15	0.18

Net realized and unrealized gain (loss)	3.11	2.56	(2.59)	3.01	1.61

Total from investment operations	3.27	2.74	(2.42)	3.16	1.79

Distributions to shareholders from net investment income	(0.16)	(0.19)	(0.17)	(0.15)	(0.19)

Distributions to shareholders from net realized gains	(0.98)	(0.73)	(0.72)	(0.78)	(0.78)

Distributions to shareholders from return of capital	—	— (b)	—	—	— (b)

Total distributions	(1.14)	(0.92)	(0.89)	(0.93)	(0.97)

Net asset value, end of year	$17.07	$14.94	$13.12	$16.43	$14.20

Total return(c)	21.88%	21.04%	(14.84)%	22.42%	13.62%

Net assets, end of year (in 000s)	$217,300	$176,352	$151,973	$183,895	$135,937

Ratio of net expenses to average net assets	1.00%	1.02%	1.05%	1.06%	1.09%

Ratio of total expenses to average net assets	1.11%	1.12%	1.14%	1.13%	1.15%

Ratio of net investment income to average net assets	0.99%	1.24%	1.18%	0.97%	1.41%

Portfolio turnover rate(d)	23%	30%	38%	19%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U. S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	U.S. Equity Dividend and Premium Fund

	Class C Shares
	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$14.88	$13.07	$16.36	$14.14	$13.33

Net investment income(a)	0.04	0.07	0.06	0.04	0.08

Net realized and unrealized gain (loss)	3.09	2.55	(2.57)	2.99	1.60

Total from investment operations	3.13	2.62	(2.51)	3.03	1.68

Distributions to shareholders from net investment income	(0.03)	(0.08)	(0.06)	(0.03)	(0.09)

Distributions to shareholders from net realized gains	(0.98)	(0.73)	(0.72)	(0.78)	(0.78)

Distributions to shareholders from return of capital	—	— (b)	—	—	— (b)

Total distributions	(1.01)	(0.81)	(0.78)	(0.81)	(0.87)

Net asset value, end of year	$17.00	$14.88	$13.07	$16.36	$14.14

Total return(c)	20.96%	20.12%	(15.48)%	21.48%	12.83%

Net assets, end of year (in 000s)	$63,336	$70,396	$72,831	$109,023	$118,819

Ratio of net expenses to average net assets	1.75%	1.77%	1.80%	1.81%	1.84%

Ratio of total expenses to average net assets	1.86%	1.87%	1.89%	1.88%	1.90%

Ratio of net investment income to average net assets	0.25%	0.50%	0.42%	0.23%	0.64%

Portfolio turnover rate(d)	23%	30%	38%	19%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS U. S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	U.S. Equity Dividend and Premium Fund

	Institutional Shares
	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$14.88	$13.08	$16.37	$14.16	$13.35

Net investment income(a)	0.22	0.23	0.22	0.21	0.23

Net realized and unrealized gain (loss)	3.10	2.53	(2.57)	2.99	1.60

Total from investment operations	3.32	2.76	(2.35)	3.20	1.83

Distributions to shareholders from net investment income	(0.22)	(0.23)	(0.22)	(0.21)	(0.24)

Distributions to shareholders from net realized gains	(0.98)	(0.73)	(0.72)	(0.78)	(0.78)

Distributions to shareholders from return of capital	—	— (b)	—	—	— (b)

Total distributions	(1.20)	(0.96)	(0.94)	(0.99)	(1.02)

Net asset value, end of year	$17.00	$14.88	$13.08	$16.37	$14.16

Total return(c)	22.28%	21.34%	(14.53)%	22.82%	14.12%

Net assets, end of year (in 000s)	$1,569,561	$1,325,844	$1,122,307	$1,329,450	$1,252,383

Ratio of net expenses to average net assets	0.68%	0.69%	0.71%	0.71%	0.72%

Ratio of total expenses to average net assets	0.75%	0.76%	0.77%	0.76%	0.78%

Ratio of net investment income to average net assets	1.31%	1.57%	1.52%	1.33%	1.73%

Portfolio turnover rate(d)	23%	30%	38%	19%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U. S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	U.S. Equity Dividend and Premium Fund

	Investor Shares
	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$14.89	$13.09	$16.38	$14.17	$13.36

Net investment income(a)	0.20	0.21	0.21	0.19	0.21

Net realized and unrealized gain (loss)	3.11	2.54	(2.57)	2.99	1.60

Total from investment operations	3.31	2.75	(2.36)	3.18	1.81

Distributions to shareholders from net investment income	(0.21)	(0.22)	(0.21)	(0.19)	(0.22)

Distributions to shareholders from net realized gains	(0.98)	(0.73)	(0.72)	(0.78)	(0.78)

Distributions to shareholders from return of capital	—	— (b)	—	—	— (b)

Total distributions	(1.19)	(0.95)	(0.93)	(0.97)	(1.00)

Net asset value, end of year	$17.01	$14.89	$13.09	$16.38	$14.17

Total return(c)	22.18%	21.23%	(14.60)%	22.78%	13.90%

Net assets, end of year (in 000s)	$495,902	$479,421	$409,319	$473,054	$402,711

Ratio of net expenses to average net assets	0.75%	0.77%	0.80%	0.81%	0.83%

Ratio of total expenses to average net assets	0.86%	0.87%	0.89%	0.88%	0.90%

Ratio of net investment income to average net assets	1.24%	1.49%	1.44%	1.23%	1.64%

Portfolio turnover rate(d)	23%	30%	38%	19%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS U. S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	U.S. Equity Dividend and Premium Fund

	Class R6 Shares
	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$14.87	$13.07	$16.36	$14.15	$13.34

Net investment income(a)	0.22	0.23	0.22	0.21	0.23

Net realized and unrealized gain (loss)	3.10	2.54	(2.57)	2.99	1.60

Total from investment operations	3.32	2.77	(2.35)	3.20	1.83

Distributions to shareholders from net investment income	(0.22)	(0.24)	(0.22)	(0.21)	(0.24)

Distributions to shareholders from net realized gains	(0.98)	(0.73)	(0.72)	(0.78)	(0.78)

Distributions to shareholders from return of capital	—	— (b)	—	—	— (b)

Total distributions	(1.20)	(0.97)	(0.94)	(0.99)	(1.02)

Net asset value, end of year	$16.99	$14.87	$13.07	$16.36	$14.15

Total return(c)	22.31%	21.36%	(14.53)%	22.85%	14.13%

Net assets, end of year (in 000s)	$379,238	$331,528	$304,083	$336,827	$208,584

Ratio of net expenses to average net assets	0.67%	0.68%	0.70%	0.70%	0.72%

Ratio of total expenses to average net assets	0.74%	0.75%	0.76%	0.75%	0.77%

Ratio of net investment income to average net assets	1.32%	1.58%	1.54%	1.33%	1.77%

Portfolio turnover rate(d)	23%	30%	38%	19%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U. S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	U.S. Equity Dividend and Premium Fund

	Class P Shares
	Year Ended December 31,

	2024	2023	2022	2021	2020

Per Share Data

Net asset value, beginning of year	$14.88	$13.07	$16.37	$14.15	$13.34

Net investment income(a)	0.22	0.23	0.22	0.21	0.23

Net realized and unrealized gain (loss)	3.10	2.55	(2.58)	3.00	1.60

Total from investment operations	3.32	2.78	(2.36)	3.21	1.83

Distributions to shareholders from net investment income	(0.22)	(0.24)	(0.22)	(0.21)	(0.24)

Distributions to shareholders from net realized gains	(0.98)	(0.73)	(0.72)	(0.78)	(0.78)

Distributions to shareholders from return of capital	—	— (b)	—	—	— (b)

Total distributions	(1.20)	(0.97)	(0.94)	(0.99)	(1.02)

Net asset value, end of year	$17.00	$14.88	$13.07	$16.37	$14.15

Total return(c)	22.22%	21.44%	(14.59)%	22.93%	14.05%

Net assets, end of year (in 000s)	$807,786	$719,967	$605,229	$703,803	$593,220

Ratio of net expenses to average net assets	0.67%	0.68%	0.70%	0.70%	0.72%

Ratio of total expenses to average net assets	0.74%	0.75%	0.76%	0.75%	0.77%

Ratio of net investment income to average net assets	1.32%	1.58%	1.53%	1.34%	1.76%

Portfolio turnover rate(d)	23%	30%	38%	19%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements December 31, 2024

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Goldman Sachs International Equity Dividend and Premium Fund and Goldman Sachs U.S. Equity Dividend and Premium Fund	A, C, Institutional, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

28

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

International Equity Dividend and Premium Fund, U.S. Equity Dividend and Premium Fund	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair

29

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) December 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be

30

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2024:

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$274,786	$37,837,305	$—

Australia and Oceania	880,842	11,804,657	—

Europe	11,986,600	78,510,119	—

North America	54,217	67,856	—

Preferred Stocks	—	1,487,957	—

Total	$13,196,445	$129,707,894	$—

Derivative Type

Assets(b)

Futures Contracts	$3,290	$—	$—

Liabilities

Futures Contracts(b)	$(7,674)	$—	$—

Written Option Contracts	(1,136,282)	—	—

Total	$(1,143,956)	$—	$—

31

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) December 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY DIVIDEND AND PREMIUM FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$96,162,427	$—	$—

North America	3,399,939,359	—	2,520

Investment Company	64,380,674	—	—

Total	$3,560,482,460	$—	$2,520

Derivative Type

Liabilities

Futures Contracts(b)	$(536,156)	$—	$—

Written Option Contracts	(23,076,400)	—	—

Total	$(23,612,556)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2024. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

International Equity Dividend and Premium Fund

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Equity	Variation margin on futures contracts;	$3,290	(a)	Variation margin on futures contracts; Written options, at value	$(1,143,956	)(a)

U.S. Equity Dividend and Premium Fund

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Equity	—	$—		Variation margin on futures contracts; Written options, at value	$(23,612,556	)(a)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

32

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

International Equity Dividend and Premium Fund

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$ (1,962,570)	$ (45,778)

U.S. Equity Dividend and Premium Fund

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(138,445,256)	$52,911,208

For the fiscal year ended December 31, 2024, the relevant values for each derivative type were as follows:

	Average Number of Contracts or Shares/Units(a)

Fund	Futures Contracts	Written Options

International Equity Dividend and Premium Fund	37	8,748

U.S. Equity Dividend and Premium Fund	169	239,392

(a)

Amounts disclosed represent average number of contracts for futures contracts, or shares/units outstanding for written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the fiscal year ended December 31, 2024.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2024, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

International Equity Dividend and Premium Fund	0.81%	0.73%	0.69%	0.68%	0.67%	0.81%	0.81%

U.S. Equity Dividend and Premium Fund	0.75	0.68	0.65	0.64	0.63	0.69	0.64*

^	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.64% as an annual percentage of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 29, 2025, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Trustees.

33

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) December 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The International Equity Dividend and Premium Fund and U.S. Equity Dividend and Premium Fund invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2024, GSAM waived $157 and $54,204 of the management fee for the International Equity Dividend and Premium Fund and U.S. Equity Dividend and Premium Fund, respectively.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A	Class C

Distribution and/or Service Plan	0.25%	0.75%

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2024, Goldman Sachs did not retain any of the Class C Shares’ CDSC. During the fiscal year ended December 31, 2024, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund	Class A

International Equity Dividend and Premium Fund	$108

U.S. Equity Dividend and Premium Fund	22,204

D. Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.06% and 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the International Equity Dividend and Premium and U.S. Equity Dividend and Premium Funds, respectively. These arrangements will

34

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

remain in effect through at least April 29, 2025, and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the International Equity Dividend and Premium and U.S. Equity Dividend and Premium Funds are 0.044% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 29, 2025, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended December 31, 2024, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

International Equity Dividend and Premium Fund	$ 157	$ 1,773	$402,146	$ 404,076

U.S. Equity Dividend and Premium Fund	1,691,204	309,209	472,191	2,472,604

G. Line of Credit Facility — As of December 31, 2024, the Funds participated in a $1,150,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2024, the Funds did not have any borrowings under the facility. Prior to April 16, 2024, the facility was $1,110,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended December 31, 2024, Goldman Sachs earned $646 and $1,336 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Dividend and Premium and U.S. Equity Dividend and Premium Funds, respectively.

35

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) December 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2024, the following Funds were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio

International Equity Dividend and Premium Fund	54%

U.S. Equity Dividend and Premium Fund	7

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2024.

Fund	Underlying Fund	Beginning Value as of December 31, 2023	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2024	Shares as of December 31, 2024	Dividend Income

International Equity Dividend and Premium Fund	Goldman Sachs Financial Square Government Fund - Institutional Shares	$—	$8,494,432	$(8,494,432)	$—	—	$4,088

U.S. Equity Dividend and Premium Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	54,916,205	466,803,200	(457,338,731)	64,380,674	64,380,674	1,672,011

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2024, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

International Equity Dividend and Premium Fund	$ 18,299,224	$ 24,415,314

U.S. Equity Dividend and Premium Fund	769,724,262	1,132,772,192

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of

36

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

7. SECURITIES LENDING (continued)

Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2024, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2024, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended December 31, 2024
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2024

International Equity Dividend and Premium Fund	$633	$5,703	$—

U.S. Equity Dividend and Premium Fund	655	5,898	—

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended December 31, 2024:

Fund	Beginning Value as of December 31, 2023	Purchases at cost	Proceeds from Sales	Ending Value as of December 31, 2024	Shares as of December 31, 2024

International Equity Dividend and Premium Fund	$1,285,948	$28,615,082	$(29,901,030)	$—	—

U.S. Equity Dividend and Premium Fund	197,500	5,594,624	(5,792,124)	—	—

37

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) December 31, 2024

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2024 was as follows:

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Distributions paid from:

Ordinary income	$4,781,620	$ 72,964,740

Net long-term capital gains	—	164,993,815

Total taxable distributions	$4,781,620	$237,958,555

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Distributions paid from:

Ordinary income	$5,514,353	$ 52,622,981

Net long-term capital gains	—	139,376,508

Total taxable distributions	$5,514,353	$191,999,489

Tax return of capital	$ —	$ 991,060

As of December 31, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Undistributed ordinary income — net	$ 45,181	$ —

Undistributed long-term capital gains	—	6,552,191

Total Undistributed Earnings	$ 45,181	$ 6,552,191

Capital loss carryforwards(1) :

Perpetual Short-Term	(11,082,864)	—

Perpetual Long-Term	(70,430,818)	—

Total capital loss carryforwards	(81,513,682)	—

Timing differences (Real Estate Investment Trusts/Late Year Loss Deferral and Post October Capital Loss Deferral)	$ (269,279)	$ (2,474,899)

Unrealized gains (loss) — net	23,253,163	1,234,703,384

Total accumulated earnings (loss) net	$(58,484,617)	$1,238,780,676

(1)	The International Equity Dividend and Premium Fund utilized $255,075 of capital losses in the current fiscal year.

As of December 31, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Tax Cost	$119,634,227	$2,332,602,002

Gross unrealized gain	33,924,624	1,305,014,111

Gross unrealized loss	(10,671,461)	(70,310,727)

Net unrealized gain	$ 23,253,163	$1,234,703,384

38

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

8. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on regulated options contracts and differences in the tax treatment of partnership investments and passive foreign investment company investments.

The U.S. Equity Dividend and Premium Fund reclassed $92,089 from paid in capital to distributable earnings for the year ending December 31, 2024. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from differences in the tax treatment of underlying fund investments and real estate investment trust investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging

39

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) December 31, 2024

9. OTHER RISKS (continued)

market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Management Risk — A strategy used by the Investment Adviser may fail to produce the intended results.

Market Risk— The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Option Writing Risk — Writing (selling) options may limit the opportunity to profit from an increase or decrease in the market value of a reference security in exchange for up-front cash (the premium) at the time of selling the option. In a sharp rising or falling market, the Fund could significantly underperform the market or other portfolios without an option writing strategy. The Fund could also experience a sudden, significant permanent loss due to dramatic movements in the market value of reference security, which may far exceed the premiums received for writing the option. Such significant losses could cause significant deteriorations in the Fund’s NAV. Furthermore, the premium received from the Fund’s option writing strategies may not fully protect it against market movements because the Fund will continue to bear the risk of movements in the value of its portfolio investments.

Tax-Managed Investment Risk — Because the Investment Adviser balances investment considerations and tax considerations, the pre-tax performance of the Goldman Sachs Tax-Advantaged Global Equity Portfolio may be lower than the performance of similar funds that are not tax-managed. This is because the Investment Adviser may choose not to make certain investments that may result in taxable distributions to the Goldman Sachs Tax-Advantaged Global Equity Portfolio. Even though tax managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Goldman Sachs Tax-Advantaged Global Equity Portfolio to shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

40

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

11. OTHER MATTERS

The Funds adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Each Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Funds’ prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Adviser. The CODM monitors the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Funds’ single segment, is consistent with that presented within the fund’s financial statements.

12. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

41

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) December 31, 2024

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	International Equity Dividend and Premium Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2024		December 31, 2023
	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	11,133	$82,131	12,025	$84,952

Reinvestment of distributions	5,376	38,754	8,139	55,946

Shares redeemed	(70,583)	(507,519)	(33,126)	(225,870)

	(54,074)	(386,634)	(12,962)	(84,972)

Class C Shares

Shares sold	5,828	41,717	794	5,265

Reinvestment of distributions	298	2,051	689	4,551

Shares redeemed	(15,847)	(111,925)	(8,594)	(57,564)

	(9,721)	(68,157)	(7,111)	(47,748)

Institutional Shares

Shares sold	57,702	403,035	122,117	836,732

Reinvestment of distributions	11,400	80,492	14,265	95,941

Shares redeemed	(244,986)	(1,764,582)	(72,030)	(493,814)

	(175,884)	(1,281,055)	64,352	438,859

Investor Shares

Shares sold	38,342	276,556	102,799	683,914

Reinvestment of distributions	5,929	41,645	9,328	62,461

Shares redeemed	(36,746)	(260,878)	(143,725)	(955,673)

	7,525	57,323	(31,598)	(209,298)

Class R6 Shares

Shares sold	2,022,161	14,129,131	13	84

Reinvestment of distributions	356,913	2,517,174	411,294	2,764,257

Shares redeemed	(699,065)	(5,100,273)	(473,941)	(3,266,308)

	1,680,009	11,546,032	(62,634)	(501,967)

Class P Shares

Shares sold	477,896	3,446,199	518,046	3,537,357

Reinvestment of distributions	290,445	2,052,023	367,584	2,476,366

Shares redeemed	(1,455,382)	(10,358,357)	(1,341,664)	(9,096,219)

	(687,041)	(4,860,135)	(456,034)	(3,082,496)

NET INCREASE (DECREASE)	760,814	$5,007,374	(505,987)	$(3,487,622)

42

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Dividend and Premium Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2024		December 31, 2023
	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	2,511,681	$41,933,093	2,107,608	$30,414,025

Reinvestment of distributions	694,809	11,986,200	610,621	9,000,171

Shares redeemed	(2,278,888)	(37,864,697)	(2,493,795)	(35,600,722)

	927,602	16,054,596	224,434	3,813,474

Class C Shares

Shares sold	550,190	9,069,549	502,239	7,248,548

Reinvestment of distributions	211,395	3,637,903	241,256	3,545,109

Shares redeemed	(1,766,767)	(29,253,766)	(1,583,819)	(22,777,934)

	(1,005,182)	(16,546,314)	(840,324)	(11,984,277)

Institutional Shares

Shares sold	19,349,071	320,371,363	19,466,138	278,435,415

Reinvestment of distributions	5,664,157	97,257,750	5,186,511	76,117,613

Shares redeemed	(21,771,169)	(360,048,966)	(21,395,176)	(307,013,838)

	3,242,059	57,580,147	3,257,473	47,539,190

Investor Shares

Shares sold	6,241,629	102,690,207	8,836,939	126,421,798

Reinvestment of distributions	1,943,482	33,395,887	2,015,342	29,614,250

Shares redeemed	(11,225,780)	(185,495,852)	(9,944,613)	(143,294,374)

	(3,040,669)	(49,409,758)	907,668	12,741,674

Class R6 Shares

Shares sold	1,386,887	22,539,308	259,341	3,708,165

Reinvestment of distributions	1,174,478	20,158,805	1,052,941	15,450,891

Shares redeemed	(2,528,343)	(42,445,515)	(2,291,462)	(33,112,466)

	33,022	252,598	(979,180)	(13,953,410)

Class P Shares

Shares sold	2,969,036	48,617,003	3,428,434	48,911,076

Reinvestment of distributions	3,184,595	54,665,771	3,066,242	44,993,383

Shares redeemed	(7,011,179)	(114,266,153)	(4,403,511)	(63,686,820)

	(857,548)	(10,983,379)	2,091,165	30,217,639

NET INCREASE (DECREASE)	(700,716)	$(3,052,110)	4,661,236	$68,374,290

43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs International Equity Dividend and Premium Fund and Goldman Sachs U.S. Equity Dividend and Premium Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs International Equity Dividend and Premium Fund and Goldman Sachs U.S Equity Dividend and Premium Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2024, the related statements of operations for the year ended December 31, 2024, the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2024 and each of the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2025

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

44

Goldman Sachs Trust – Tax-Advantaged II Funds - Tax Information (Unaudited)

For the year ended December 31, 2024, 82.55% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium Fund qualify for the dividends received deduction available to corporations.

For the year ended December 31, 2024, 2.21% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium Fund qualify as section 199A dividends.

For the year ended December 31, 2024, the International Equity Dividend and Premium Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Dividend and Premium Fund from sources within foreign countries and possessions of the United States was $0.2542 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Equity Dividend and Premium Fund during the year from foreign sources was 100.00%. The total amount of taxes paid by the International Equity Dividend and Premium Fund to such countries was $0.0194 per share.

For the year ended December 31, 2024, 89.56% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Dividend and Premium Fund designates $164,993,815 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2024.

During the year ended December 31, 2024, the U.S. Equity Dividend and Premium Fund designates $30,370,870 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

45

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

The aggregate remuneration paid to the Funds’ trustees, officers and others, if any, is included in Item 7 of this report.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 26, 2022.

(a)(2)	Not Applicable.

(a)(3)	Exhibit 99.CERT. Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(4)	Not applicable to open-end investment companies.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

(101)	Inline Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 4, 2025

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	March 4, 2025